Exhibit 10.2

Second Amended and Restated Wireless Services Agreement

#00014249

between

InfoSpace Mobile, Inc.

and

Cingular Wireless LLC

Agreement No: 00014249

Effective Date: July 22, 2005

2

Second Amended and Restated Wireless Services Agreement #00014249

This Second Amended and Restated Wireless Services Agreement, effective as of, July 22, 2005 (the “Effective Date”), is made by and between InfoSpace Mobile, Inc., a California corporation and a wholly owned subsidiary of InfoSpace, Inc., with principal offices at 10940 Wilshire Blvd., 9th Floor, Los Angeles, CA 90024 (“InfoSpace”), Cingular Wireless LLC, a Delaware limited liability company on behalf of itself and its Affiliates (“Cingular”), with principal offices at 5565 Glenridge Connector, Atlanta, Georgia 30342, and, solely with respect to Section 9.12, InfoSpace, Inc., a Delaware corporation, with principal offices at 601 108th Ave., Suite 1200, Bellevue, WA 98004.

RECITALS

This Agreement is entered into with reference to the following facts:

A.	Cingular and InfoSpace, Inc., the parent company of InfoSpace Mobile, Inc., entered into that certain Amended and Restated Wireless Services Agreement #00014249, effective as of July 1, 2003 (as amended, the “Prior Agreement”).

B.	The parties desire to amend and restate the Prior Agreement, as more fully described below. This Second Amended and Restated Wireless Services Agreement (together with all exhibits hereto and as amended in writing from time to time, this “Agreement”) shall replace in its entirety the Prior Agreement as of the Effective Date.

AGREEMENT

The parties agree as follows:

1.	Definitions.

As used herein, the following terms have the following defined meanings:

“Active User” means a User for whom InfoSpace reports three or more Sessions during a calendar month of the Term.

“Administrator” means a Cingular employee designated by Cingular to access the Management Console (as defined in Section B (1) of Exhibit A).

“Affiliate” means an entity that has its principal place of business in the United States or Puerto Rico and that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. Control shall be defined as (i) thirty percent (30%) or more ownership or beneficial interest of income and capital of such entity; (ii) ownership of at least thirty percent (30%) of the voting power or voting equity; or (iii) the exclusive or shared ability to otherwise direct the management policies of such entity by contract or otherwise.

“Agreement” means this Second Amended and Restated Wireless Services Agreement #00014249, including all exhibits hereto.

“Cingular Customized Work Product” means the deliverables described in Exhibit L that InfoSpace will develop and deliver to Cingular in accordance with Section 8.3.

“Cingular Marks” means those Trademarks of Cingular set forth on Exhibit B hereto and such other Trademarks (if any) as Cingular may from time to time notify InfoSpace in writing to be “Cingular Marks” within the meaning of this Agreement.

“Cingular Materials” means the Cingular Customized Work Product, Cingular Marks, Cingular Sourced Content, and any other materials provided by Cingular to InfoSpace. Cingular may, from time to time, add, modify, or delete any or all Cingular Materials upon written notice to InfoSpace. InfoSpace shall use commercially reasonable efforts to add, modify or delete such Cingular Materials within the timeframe requested by Cingular or as otherwise agreed by the parties.

“Cingular Network” means the equipment and systems that are owned, operated and/or managed by Cingular for the provision of the Services to Users.

“Cingular Sourced Content” has the meaning set forth in Exhibit A.

“Co-branded Pages” means, collectively, the Mobile Pages and PC Pages hosted on the InfoSpace Web Sites that comprise a portion of the Services.

“Content” means the InfoSpace Sourced Content and the Cingular Sourced Content.

“Feature Acceptance Date” has the meaning set forth in Exhibit D.

“InfoSpace Marks” means those Trademarks of InfoSpace set forth at http://www.infospaceinc.com/about/legal_trademarks.php, which may be modified and updated by InfoSpace from time to time.

“InfoSpace Software” means the software owned by InfoSpace that is used by InfoSpace to host the Services.

“InfoSpace Sourced Content” has the meaning set forth in Exhibit A.

“InfoSpace Supported Handsets” means the Wireless Devices set forth in Section C of Exhibit A through which InfoSpace shall make the Services available.

“InfoSpace Web Sites” means, collectively: (a) the Web Site the primary home page of which is located at http://www.infospace.com; and (b) other Web Sites maintained by InfoSpace and its affiliates.

“Intellectual Property Rights” means any patent, copyright, rights in Trademarks, trade secret rights, and other intellectual property or proprietary rights arising under the laws of any jurisdiction.

“License Agreement” means the license agreement attached hereto as Exhibit K that the parties may enter pursuant to Section 4(b) or Section 7.2 of this Agreement. The License Agreement contains the terms and conditions pursuant to which InfoSpace will license the InfoSpace Software to Cingular. This License Agreement applies only to the InfoSpace Software that is listed on Exhibit B to the License Agreement and not the Cingular Customized Work Product.

“Mobile Pages” means web pages that are prepared using Wireless Markup Language (WML) and Extensible Hypertext Markup Language (XHTML) for mobile devices (as described in Exhibit A), and intended for presentation to Users using InfoSpace Supported Handsets.

“PC Pages” means web pages that are prepared using Hypertext Markup Language (as described in Exhibit A), and intended for presentation to Users using a Personal Computer as their terminal/display device.

“Person” means any natural person, corporation, partnership, Limited Liability Company or other entity.

“Portal User” means each unique profile for a Person who at any time has used the Services (which profile may be derived from information or a combination of information that may include, but is not limited to, screen name, device identifier and/or MSISDN).

“Services” means the Technology, products, applications and services (and all modifications, upgrades and revisions thereto) that will be made available to Cingular by InfoSpace pursuant to this Agreement, as more particularly described on Exhibit A.

“Service Level Agreement” (SLA) means the Service Level Agreement by and between InfoSpace and Cingular, entered into on the date hereof and made a part hereof for all purposes, and attached hereto as Exhibit G.

“Session” means any use of the Services by a User during any thirty minute period.

“SMS Message” means a message sent or received by InfoSpace via a push (MT SMS) or pull (MO SMS) service using short text codes, including a message containing an embedded link to a WAP page.

“Technology” means any technical, functional and architectural specifications authored by InfoSpace, or any know-how, graphics, techniques, methods, formulae, drawings, designs, source code, concepts, ideas, documentation, or any improvement or upgrade thereto, whether or not patentable or copyrightable and whether or not reduced to practice, owned or licensed by or on behalf of InfoSpace or any of its Affiliates to create, provide, use, modify, adapt, publish, display, update, enhance, improve or maintain the Services or any portion thereof or to provide access to any of the Content or Services; except, however, “Technology” does not include the Cingular Materials.

“Term” has the meaning set forth in Section 7.1.

“Trademarks” means any trademarks, service marks, trade dress, trade names, corporate names, proprietary logos or indicia and other source or business identifiers.

“User Data” has the meaning set forth in Section 3.11(a).

“Web Site” means any point of presence maintained on the Internet or on any other public data network accessed via any portable or non-portable computing device. With respect to any Web Site maintained on the World Wide Web, such Web Site includes all HTML, XHTML or WML pages (or similar unit of information presented in any relevant data protocol) that either are identified by the same second-level domain (such as infospace.com) or by the same equivalent level identifier in any relevant address scheme.

“Wireless Device” means cellular phones, personal digital assistants, pagers and RIM devices.

“User” means any Person that is authorized by Cingular to access the Services.

Any capitalized term used in this Agreement but not defined in this Section 1 shall have the meaning ascribed to such term in this Agreement.

2.	Certain Rights Granted.

2.1 InfoSpace Grant. Subject to the terms and conditions of this Agreement and during the Term (as defined in Section 7.1), InfoSpace will make available to Cingular the Services described in Exhibit A and hereby grants to Cingular the right to enable Users and up to 500 employees of Cingular, collectively, to access the available Services through PCs (for PC Pages) and on InfoSpace Supported Handsets via the Cingular Network (for Mobile Pages), as described in Exhibit A.

2.2 Cingular Grant. Subject to the terms and conditions of this Agreement, Cingular hereby grants to InfoSpace the right to include the Cingular Materials on the Services.

2.3 Limitations.

(a)	Cingular shall have no right by virtue of this Agreement to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Content or Services under this Agreement to any Person, other than providing access to the Content and Services to Users.

(b)	Each party acknowledges that the rights granted by the other party hereunder are subject to the rights of certain third parties. Neither party shall be required to deliver Content in violation of any law of any jurisdiction. If delivery of Content under this Agreement is deemed to be in violation of any law, the providing party shall provide three (3) business days notice to the other party, and InfoSpace, to the extent reasonably possible, shall remove or modify such Content If, in the sole discretion of Cingular, such removal or modification would materially alter the Content or the Services, the parties agree to negotiate amended terms with respect to such Content or Services in good faith.

(c)	Cingular shall reasonably allow InfoSpace and its Affiliates to implement, or Cingular shall otherwise reasonably cooperate with InfoSpace and its Affiliates, upon their written request, for the purpose of the implementation of, any bug fixes and/or updates for any Services or Content access supplied hereunder.

(d)	Unless expressly authorized by the other party in writing, or unless otherwise specifically provided in this Agreement, neither Cingular nor InfoSpace shall itself, nor shall either authorize or assist any third party to, (a) remove, obscure, or alter any legal notices, including notices of Intellectual Property Rights present on or in the Content or Services provided hereunder or any other materials provided by the other party, or (b) “frame” the Content or insert any advertisements (including interstitial advertisements), pop-up windows, new consoles or other items, or use any other techniques, that would alter the appearance or presentation of the Services, or any of the InfoSpace Web Sites, from that seen by users hand-entering the applicable URL into their browser.

(e)	Other than in connection with their performance under this Agreement, InfoSpace and its Affiliates shall have no right under this Agreement to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Cingular Materials to any Person.

(f)	Cingular will not reverse engineer, disassemble, decompile or otherwise attempt to discover the source code or trade secrets for any of the Technology or the Services, except that this restriction shall not apply to any Cingular Materials.

(g)	To the extent that it is within InfoSpace’s reasonable control, InfoSpace will promptly remove, upon Cingular’s written request, the display of pornographic or “adult” graphics, text and other material, on the Services. In the event of disagreement over whether the materials constitute pornographic or adult graphics, text or other material, Cingular’s opinion shall prevail.

(h)	InfoSpace shall not allow access, nor grant any right to enable access, to the available Content or Cingular Materials on the Services, other than the access granted in Section 2, or as otherwise agreed, in writing, by the parties.

(i)	InfoSpace will not implement any new, or modify any existing, Content on the Services without prior written approval by Cingular.

(j)	In the event that InfoSpace or any of its Affiliates receives an offer from a third party content provider to pay InfoSpace for the distribution, use or placement of content to or with Cingular or any Users as part of the Services, then InfoSpace shall promptly notify Cingular of such offer and provide the details thereof to Cingular. If InfoSpace accepts such offer without the prior written approval of Cingular, then InfoSpace shall pay to Cingular all monies or other consideration received from such agreement within 10 business days of InfoSpace’s receipt of same.

2.4 Cingular Marks License. Subject to Section 2.6 and the conditions set forth in this Section 2.4, Cingular hereby grants to InfoSpace and its affiliates the right to use, reproduce, publish, perform and display the Cingular Marks: (a) on the InfoSpace Web Sites in connection with the posting of hyperlinks to the Services; (b) with the prior written approval of Cingular in connection with the development, use, reproduction, modification, adaptation, publication, display and performance of the Services; and (c) with the prior written approval of Cingular and subject to the provisions of this Agreement relating to publicity, in promotional and marketing materials, content directories and indices, electronic and printed advertising, publicity, newsletters and mailings about InfoSpace and its affiliates and their relationship with Cingular and the Services.

2.5 InfoSpace Marks License. Subject to Section 2.6, InfoSpace hereby grants to Cingular the right to use, reproduce, publish, perform and display the InfoSpace Marks: (a) on the Services in connection with the posting of hyperlinks to the Content; and (b) with the prior written approval of InfoSpace and subject to the provisions of this Agreement relating to publicity, in and in connection with the development, use, reproduction in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, newsletters and mailings about Cingular and its relationship with InfoSpace and its affiliates and the Services.

2.6 Use of Trademarks. Prior to the first use of any of the other party’s Trademarks in the manner permitted herein, the party using such Trademarks shall submit a sample of such proposed use to the other party for its prior written approval. Without limiting the generality of the foregoing, each party shall strictly comply with all standards with respect to the other party’s Trademarks which may be furnished by such party from time to time, and all uses of the other party’s Trademarks in proximity to the trade name, trademark, service name or service mark of any other person shall be consistent with the standards furnished by the other party from time to time. Further, neither party shall create a combination mark consisting of one or more Trademarks of each party. All uses of the other party’s Trademarks shall inure to the benefit of the party owning such Trademark. InfoSpace hereby acknowledges and agrees that, as between the parties hereto, Cingular is the owner of the Cingular Marks. Cingular hereby acknowledges and agrees that, as between the parties, InfoSpace is the owner of the InfoSpace Marks. Either party may update or change the list of Trademarks usable by the other party hereunder at any time by written notice to the other party. Upon expiration or termination of this Agreement, each party’s rights to use any of the other party’s Trademarks will terminate.

2.7 Non-exclusivity. The parties acknowledge and agree that this Agreement is non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either party from participating in similar business arrangements with any Person as those described herein. InfoSpace understands that Cingular does not guarantee any number of Users who will have access to the Services; further, InfoSpace understands that Users may terminate any and all access to the Services, and, upon thirty (30) days’ prior written notice to InfoSpace, Cingular may redirect Users to another Web Site, at any time during the Initial Term or any renewal term of this Agreement, provided that nothing in this Section 2.7 shall relieve Cingular of its obligations under this Agreement, including its payment obligations pursuant to Exhibit C.

3.	Certain Obligations of the Parties.

3.1 Services. Cingular and InfoSpace will cooperate to design, and InfoSpace will implement in accordance with Exhibit A, the user-perceptible elements of the graphical user interface for the Services, with the goals of: (a) conforming the graphical user interface with branding, graphics, navigation, content or other characteristics or features of the display output of the “look and feel” of the Services to that associated with the applicable existing Cingular Web Sites; (b) integrating content and commerce services from third parties according to terms of this Agreement; (c) maximizing the commercial effectiveness thereof; and (d) optimizing the presentation of the relevant Content for access from mobile phones and devices.

3.2 Cingular Obligations. Cingular shall integrate the acknowledgement “Powered by InfoSpace” and the InfoSpace logo on all of the PC Pages in a mutually agreeable manner. “Powered by InfoSpace” or equivalent attribution shall appear at the bottom of a single prominent page of the Mobile Pages in a manner mutually agreeable to both parties. Cingular shall also provide to InfoSpace and its Affiliates at its expense such cooperation and assistance as they reasonably request in connection with the development, use, reproduction, modification, adaptation, publication, display and performance of the Services. Examples of the proportionate size and location of attribution on the PC Pages and Mobile Pages are set forth on Exhibit F.

Notwithstanding the above, should Cingular choose to host this service with anyone other than InfoSpace, this section will no longer apply.

3.3 Removal of Content. To the extent that it is within InfoSpace’s control, InfoSpace shall remove Content specified by Cingular for removal from the Services upon Cingular’s written request. InfoSpace shall remove such Content within a reasonable timeframe not to exceed thirty (30) days of receipt of Cingular’s request or as otherwise agreed by the parties.

3.4 Service Level Agreement. Attached as Exhibit G is a Service Level Agreement setting forth the respective responsibilities of the parties regarding support of the Services. For so long as Cingular redirects all Users to another Web Site pursuant to Section 2.7, the Service Level Agreement will no longer apply.

3.5 Technical Cooperation. Each party will provide reasonable technical cooperation to the other party in order to implement the Services. In addition, Cingular shall allow InfoSpace to implement and/or cooperate with InfoSpace upon its request in its implementation of any bug fixes or updates to the Services.

3.6 Project Management. Each party will appoint a single primary point of contact for project management and coordination. This individual will be responsible for coordinating internal teams and activities associated with the deployment of the Services; prioritizing issues and change requests; providing internal communication of project schedule and status; and coordinating meetings and other joint activities between the parties.

3.7 Cingular Network. During the Term, Cingular will maintain the Cingular Network and will provide Users with access to the Services via the Cingular Network.

3.8 Publicity. The parties may work together to issue publicity and general marketing communications concerning their relationship and other mutually agreed-upon matters, provided, however, that neither party shall have any obligation to do so. In addition, neither party shall issue any such publicity and general marketing communications concerning their relationship without the prior written consent of the other party, which shall not be unreasonably withheld or delayed.

3.9 Future Services; Work Orders. Unless otherwise agreed, the parties will use the process described in Exhibit D for all customizations, modifications, enhancements and additions to the Services. Unless otherwise agreed, the parties shall use the form attached hereto as Exhibit J (a “Work Order”) to document all customizations and modifications to the Services. The Work Order shall set forth the work to be performed, the associated fees for such work, and any other applicable terms and conditions. InfoSpace will perform the tasks set forth on each Work Order and will use commercially reasonable efforts to complete such tasks according to the estimated timeline (if any) set forth on each such Work Order. Cingular will cooperate with InfoSpace and provide such assistance as InfoSpace may reasonably request to fulfill its obligations under each such Work Order. InfoSpace’s obligation to complete the tasks specified in each such Work Order by the corresponding dates (if any) shall be subject to InfoSpace’s receipt from Cingular of all necessary Cingular Materials and/or technical specifications by the date set forth in each such Work Order for delivery of such materials, or if no date is set forth, by a date to be mutually agreed by the parties.

Notwithstanding the above, no Work Order is authorized until InfoSpace is in receipt of a Cingular issued Purchase Order, the form of which is attached hereto as Exhibit J (a “Purchase Order”). All Purchase Orders issued by Cingular hereunder shall include the corresponding Work Order as an attachment. If the terms of the Purchase Order are materially different than the terms of the Work Order, InfoSpace may reject the Purchase Order.

All Work Orders and Purchase Orders shall be made under and incorporate the terms and conditions of this Agreement. The terms and conditions referenced on the form of the Purchase Order shall not apply to any Purchase Order issued in connection with this Agreement.

3.10 Other Requirements. InfoSpace and Cingular shall fulfill their respective obligations set forth in the Exhibits.

3.11 Use and Protection of User Data.

(a)	User Data. To the extent that InfoSpace receives or has access to any personally-identifiable User data (including, but not limited to, customer proprietary network information, profiles, User usage data and other data resulting from User use of the services) (collectively, “User Data”), Cingular retains all rights to, and is the sole owner of, all User Data. InfoSpace will treat all User Data as Cingular Confidential Information pursuant to Section 9.4 of this Agreement. InfoSpace will not use or disseminate or authorize the use or dissemination of any User Data for any purpose other than in connection with the performance of InfoSpace’s obligations under this Agreement, without Cingular’s advance written permission, which may be withheld in Cingular’s sole discretion.

(b)	Protection and Security of User Data. InfoSpace will not use or disclose, or permit others to use or disclose, any User Data except as necessary for InfoSpace to fulfill its obligations under this Agreement, or otherwise in accordance with Cingular’s written instructions. InfoSpace will take all reasonable precautions to protect User Data against unauthorized disclosure or alteration, theft, or other misuse including without limitation, maintaining and enforcing safety and security procedures and policies with respect to access, handling and maintenance of User Data reasonably designed to (i) insure the integrity and security of User Data; (ii) protect against any reasonably foreseeable threats or hazards to the integrity or security of User Data; and (iii) protect against unauthorized access to or use of User Data that could result in substantial harm or inconvenience to Cingular or Users. Further, the parties will cooperate with each other on an ongoing basis to evaluate security standards and will evaluate in good faith recommendations made by the other to protect the security and integrity of User Data.

(c)	Retention of User Data. As soon as InfoSpace no longer needs to retain any item of User Data in order to perform its duties under this Agreement or otherwise upon Cingular’s written request, InfoSpace will, at Cingular’s option, promptly return or destroy all tangible material embodying User Data in its possession or under its control.

(d)	Aggregate Information. Notwithstanding anything to the contrary in this Agreement, Cingular grants the right to InfoSpace to track and use Aggregate Information (as defined below) about the Services, including usage patterns, transaction-related information, demographic data, and other aggregate User Data for the following purposes: statistical analysis, internal product analysis and development, de-bugging, system maintenance purposes, the performance of its services and obligations under this Agreement, and for such other purposes as may be mutually agreed in writing by the parties from time to time. InfoSpace may also report such Aggregate Information to certain third parties solely for purposes of (i) promoting InfoSpace and/or InfoSpace products and services in connection with marketing, investor relations and/or advertising-related activities, and (ii) complying with InfoSpace’s contractual obligations to its third party content providers. For the purposes of this Agreement, “Aggregate Information” means User Data that does not specifically identify a User, Cingular, or any of Cingular’s Affiliates, provided, that InfoSpace may identify Cingular in connection with its reporting to its third party content providers.

(e)	Computer Asset Protection Requirements. With respect to the Technology and InfoSpace Software, InfoSpace agrees to comply with Cingular’s Corporate Security Standards Technical Reference (“CSSTR”) entitled “Security Requirements for Contractual Agreements” as set forth in Exhibit M. This reference fully incorporates Exhibit M herein. InfoSpace agrees to cooperate fully with Cingular to ensure that the Technology, InfoSpace Software, and/or computer systems that InfoSpace uses to provide the Services under this Agreement comply with the Requirements set forth in Exhibit M. The word “Contractor” used in Exhibit M shall mean InfoSpace. InfoSpace agrees that all of its personnel having access to Cingular’s systems will act in accordance with Exhibit M.

4.	Hosting.

(a)	InfoSpace will host the Services in a server environment dedicated to Cingular at one or more facilities maintained by or on behalf of InfoSpace or one of its Affiliates. InfoSpace shall obtain, operate and maintain all hardware and software reasonably necessary to host the Services in connection with this Agreement. Upon receipt of a written request and authorization from Cingular, InfoSpace will purchase hardware on Cingular’s behalf. Such hardware will be owned by Cingular. Upon termination of this Agreement, InfoSpace will deliver such hardware, or hardware with the same specifications, to Cingular. Cingular shall pay any fees or other costs associated with such delivery and the transfer to Cingular of any service agreements related to such hardware.

(b)	After April 22, 2006, upon six months’ prior written notice to InfoSpace, InfoSpace shall allow Cingular to host the InfoSpace Software and make the Services (excluding certain Legacy Services as described in Section B.1.b. of Exhibit A) available to Users at Cingular’s expense at one or more facilities maintained by or on behalf of Cingular or the facilities of a third party, unless within ten business days of receipt of such notice InfoSpace has notified Cingular of its election to terminate this Agreement pursuant to Section 7.3. Cingular acknowledges that its ability to host the InfoSpace Software and make the Services available to Users may be subject to Cingular’s ability to obtain sufficient rights in certain third party technology (e.g., any third party software used in connection with the hosting, operation and/or maintenance of the Services), content and applications. In the event that Cingular elects to host the InfoSpace Software and InfoSpace has not elected to terminate this Agreement as described above, InfoSpace and Cingular shall enter into the License Agreement attached hereto as Exhibit K. The term of the License Agreement entered into pursuant to this Section 4(b) shall be one (1) year. Cingular will not use the InfoSpace Software for any purpose other than to make the Services available to Users. The transition of hosting will be performed by the parties in accordance with a schedule and commercial terms to be mutually agreed by the parties in a Work Order.

5.	Payments.

5.1 Fees and Payments. Cingular shall pay to InfoSpace the fees set forth on Exhibit C in accordance with the terms and conditions of this Agreement and as set forth on Exhibit C. All payments to InfoSpace by Cingular shall be preceded by an invoice from InfoSpace. Subject to section 5.2, Cingular shall pay InfoSpace in accordance with the amounts stated on any invoice delivered under this Agreement within forty-five (45) days of the date of the invoice. All payments from Cingular should clearly show the corresponding invoice number.

5.2 Remuneration; Collection. Cingular shall pay to InfoSpace the amounts as set forth on Exhibit C. Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. Unless explicitly stated on Exhibit C, all amounts payable under this Agreement are denominated in United States dollars and each party will pay all amounts payable under this Agreement in lawful money of the United States. In the event of a disputed amount on any invoice, the billed party shall notify the billing party of its dispute in writing within forty-five (45) days of receipt of invoice, setting forth the reasons therefor. The billing party will respond within thirty (30) days of receipt of the billed party’s notice of dispute, at which time either (a) the billing party will agree with the claim and will waive payment, or (b) the parties will agree to meet to resolve the dispute within a reasonable period of time. During this process, InfoSpace does NOT have the right to remove the Services (links, content, etc.). The non-prevailing party will be responsible for all reasonable expenses (including attorney fees) incurred by the prevailing party in any action brought for the collection of past due amounts payable under this Agreement.

5.3 Records and Audit. During the Term, each party shall maintain accurate records of fees received and calculations of the fees payable to the other party pursuant to this Agreement. Either party, at its expense, and upon thirty (30) business days’ advance written notice to the other party, shall have the right to examine or audit such records in order to verify the amounts owed to either party under this Agreement. Any such audit shall be conducted, to the extent possible, during normal business hours and in a manner that does not interfere with the ordinary business operations of the audited party.

6.	Warranties, Indemnification and Limitation of Direct Liability.

6.1 Warranties

(a)	Each party represents and warrants to the other party that:

1)	it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; its execution of this Agreement and performance of its obligations hereunder, do not and will not violate, breach, or result in a default of any contract, lease, or other agreement to which it is a party or by which it is bound, any of which violations, breaches, or defaults could reasonably be expected to have a material adverse effect on the ability of such party to perform its obligations hereunder;

2)	its execution of this Agreement and performance of its obligations hereunder, do not and will not violate or conflict with the articles of incorporation or by-laws (or other governing instruments) of such party;

3)	when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and

4)	it will comply with all then-current applicable laws, rules, and regulations in connection with the exercise of their rights and obligations under this Agreement (including, without limitation, any related to individual privacy).

(b)	In addition to the foregoing, InfoSpace represents and warrants that, to its knowledge, there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on InfoSpace’s ability to fulfill its obligations under this Agreement.

(c)	InfoSpace warrants to Cingular that the Services will be free from material defects in design, material and workmanship.

(d)	InfoSpace also warrants to Cingular that the Services provided hereunder will be performed in a professional manner, in material compliance with the specifications in Exhibit A, and with the care, skill, and diligence, and in accordance with the applicable standards, currently recognized in InfoSpace’s profession or industry.

(e)	InfoSpace also warrants to Cingular that the Services performed by any of its representatives, including any subcontractor, will be performed in a professional manner, in material compliance with the specifications in Exhibit A, and with the care, skill and diligence, and in accordance with the applicable standards, currently recognized in InfoSpace’s profession or industry. InfoSpace shall be responsible for the work done by its subcontractors, and such work shall be done in compliance with the applicable provisions of this Agreement, including any applicable Work Order, Purchase Order or Exhibit.

(f)	InfoSpace also warrants that the Technology it shall utilize has year 2000 capability. Year 2000 capability means that the Technology utilized by InfoSpace will:

(i)	Read, compute, store, process, display and print data involving dates, including single century and multi-century formulas, and will not cause computational, display, storage or other errors resulting from the liability to accurately or correctly handle dates, including, but not limited to, year 2000 and February 29, 2000; and

(ii)	Include the indication of century in all date-related user interface functionality, data fields, and generated code.

6.2 Indemnification.

(a)	Cingular will defend, indemnify and hold harmless InfoSpace, and its respective directors, officers, employees and agents, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys’ fees) arising out of or in connection with any third-party claim alleging (i) any breach of Cingular’s representations or warranties or covenants set forth in this Agreement or (ii) that any Cingular Materials (excluding the Cingular Customized Work Product) contain any material that is obscene, libelous or defamatory, or violates the rights of any third party, or violates any law or regulation, or infringes any Intellectual Property Rights of any third party. InfoSpace agrees that Cingular shall have sole and exclusive control over the defense and settlement of any such third party claim. However, Cingular shall not acquiesce to any judgment or enter into any settlement that adversely affects InfoSpace’s rights or interests without the prior written consent of InfoSpace. InfoSpace shall promptly notify Cingular of any such claim of which it becomes aware and shall: (a) at Cingular’s expense, provide reasonable cooperation to Cingular in connection with the defense or settlement of any such claim; and (b) at InfoSpace’s expense, be entitled to participate in the defense of any such claim.

(b)

InfoSpace will defend, indemnify and hold harmless Cingular, and its respective directors, officers, employees and agents, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys’ fees) arising out of or in connection with any third-party claim alleging (i) any breach of InfoSpace’s representations or warranties or covenants set forth in this Agreement or (ii) that Technology, Cingular Customized Work Product (excluding any materials provided by Cingular to InfoSpace), InfoSpace Sourced Content, InfoSpace Marks, InfoSpace Software, any software licensed by InfoSpace that is used by InfoSpace to host the Services, or any other materials provided by InfoSpace to Cingular pursuant to this Agreement contain any material that is obscene, libelous or defamatory, or violates the rights of any third party, or violates any law or regulation, or infringes any Intellectual Property Rights of any third party. Cingular agrees that InfoSpace shall have sole and exclusive control over the defense and settlement of any such third party claim. However, InfoSpace shall not acquiesce to any judgment or enter into any settlement that adversely affects Cingular’s rights or interests without the prior written consent of Cingular. Cingular shall promptly notify InfoSpace of any such claim of which it becomes aware and shall: (a) at InfoSpace’s expense, provide reasonable cooperation to InfoSpace in connection with the defense or settlement of any such claim; and (b) at Cingular’s expense, be entitled to participate in the defense of any such claim. Notwithstanding anything herein to the contrary, InfoSpace shall not have any indemnity obligation or liability to Cingular arising from, or related to, Content accessed by any User through a meta-search Service.

(c)	In the event that either party, after notification of any claim for which such party is responsible, does not assume the defense of such action, such party will reimburse the other party for all reasonable costs incurred by such other party in the defense of the claim, including, but not limited to, reasonable attorneys’ fees.

(d)	Notwithstanding any other provision hereof, upon notice from Cingular, to the extent that it is within the reasonable control of InfoSpace, InfoSpace shall suspend access to that portion of the Services, at the time and as identified and as directed by Cingular in such notice, for so long as a claim of obscenity, libel, defamation, or Intellectual Property Right infringement is pending or threatened, until otherwise directed by Cingular in writing.

6.3 Infringement

(a)	Without limiting InfoSpace’s other obligations under Section 6.2, if an injunction or order is obtained against Cingular’s use of any Service (excluding any Content or Cingular Materials) or if in InfoSpace’s opinion any such Service is or is likely to become the subject of a claim of infringement, InfoSpace will, at its expense:

1)	Procure for Cingular the right to continue using such Service; or

2)	After consultation with Cingular, replace or modify such Service to make it a substantially similar, functionally equivalent, non-infringing Service; or

3)	Remove such Service and reduce any recurring fees attributable to such Service.

(b)	In no event will Cingular be liable to InfoSpace for any fees for a Service after the date that InfoSpace no longer provides to Cingular such Service as a result of actual or claimed infringement.

6.4 Insurance

As of the Effective Date, InfoSpace maintains and will maintain the insurance coverage set forth below:

Commercial General Liability:

Combined Single Limit	$1,000,000 per occurrence

General Aggregate	$2,000,000 per policy period

Products/Completed Operations Aggregate	$2,000,000 per policy period

Internet Professional Liability:

Data Processor’s Errors and Omissions Coverage or similar coverage	$1,000,000 per occurrence/aggregate

Information Technology Products Insurance	$1,000,000 per occurrence

Personal Injury/Advertising	$1,000,000 per occurrence

Umbrella Policy:

$20,000,000 per occurrence

$20,000,000 for products/completed operations aggregate

$20,000,000 general aggregate

Worker’s Compensation:

$1,000,000 bodily injury by accident

$1,000,000 bodily injury by disease

InfoSpace has provided and shall provide upon request a Certificate of Insurance to Cingular showing coverage and limits not less than the minimum amounts shown herein. Such insurance coverage shall have an A-VII or better rating, as rated in the A.M. Best Key Ratings Guide for Property and Casualty Insurance Companies.

All certificates and policies shall include a provision whereby Cingular must be given thirty (30) days advance written notice of the insurer’s intention not to renew such policy(ies) or to cancel, replace or alter the same by reducing the required coverage.

6.5 Limitation of Liability; Disclaimer.

(a)	Liability

EXCEPT FOR (A) CONFIDENTIALITY OBLIGATIONS; OR (B) THE INDEMNITY AND INFRINGEMENT INDEMNITY OBLIGATIONS OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH THE PERFORMANCE OR FAILURE TO PERFORM THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY ARISES FROM BREACH OF CONTRACT, TORT, OR ANY OTHER THEORY OF LIABILITY. EXCEPT FOR THE INFRINGEMENT INDEMNITY OBLIGATIONS OF THIS AGREEMENT, EACH PARTY’S LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ***.

No Additional Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE), AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY CLAIM IN TORT (INCLUDING NEGLIGENCE), IN EACH CASE, REGARDING THEIR WEB SITES, ANY PRODUCTS OR SERVICES DESCRIBED THEREON, OR ANY OTHER ITEMS, SOFTWARE OR SERVICES PROVIDED UNDER THIS AGREEMENT. EXCEPT AS SET FORTH IN THIS AGREEMENT, CINGULAR ACKNOWLEDGES THAT INFOSPACE MAKES NO WARRANTY THAT THE CONTENT, SERVICES, SOFTWARE OR ANY OTHER MATERIALS ON ITS WEB SITES OR THE SERVERS AND SOFTWARE THAT MAKES ITS WEB SITES AVAILABLE ARE FREE FROM ERRORS, DEFECTS, DESIGN FLAWS OR OMISSIONS.

6.6 Taxes

(a)	InfoSpace may invoice Cingular the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of material or provision of services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation or labor charges must be separately stated. Cingular agrees to pay all applicable taxes to InfoSpace that are stated on and that relate to the materials or services included on that invoice. InfoSpace agrees to remit taxes to the appropriate taxing authorities.

(b)	InfoSpace agrees to pay, and to hold Cingular harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of InfoSpace, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by InfoSpace. InfoSpace agrees to pay and to hold Cingular harmless from and against any penalty or sanction assessed as a result of InfoSpace doing business with any country subject to U.S. trade restrictions.

(c)	Upon Cingular’s request, the parties shall consult with respect to the basis and rates upon which InfoSpace shall pay any taxes for which Cingular is obligated to reimburse InfoSpace under this Agreement. If Cingular determines that in its opinion any such taxes are not payable or should be

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

(d)	paid on a basis less than the full price or at rates less than the full tax rate, InfoSpace shall make payment in accordance with such determinations and Cingular shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by Cingular, InfoSpace shall promptly notify Cingular. InfoSpace shall cooperate with Cingular in contesting such determination, but Cingular shall be responsible and shall reimburse InfoSpace for any tax, interest, or penalty in excess of its determination. If Cingular desires to contest such collection, Cingular shall promptly notify InfoSpace. If Cingular determines that in its opinion it has reimbursed InfoSpace for sales or use taxes in excess of the amount that Cingular is obligated to reimburse InfoSpace, Cingular and InfoSpace shall consult to determine the appropriate method of recovery of such excess reimbursements. InfoSpace shall credit any excess reimbursements against tax reimbursements or other payments due from Cingular if and to the extent InfoSpace can make corresponding adjustments to its payments to the relevant tax authority. At Cingular’s request, InfoSpace shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to Cingular all such refunds (and interest) received.

(e)	If any taxing authority advises InfoSpace that it intends to audit InfoSpace with respect to any taxes for which Cingular is obligated to reimburse InfoSpace under this Agreement, InfoSpace shall (1) promptly so notify Cingular, (2) afford Cingular an opportunity to participate on an equal basis with InfoSpace in such audit with respect to such taxes and (3) keep Cingular fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section 6.6. InfoSpace’s failure to comply with the notification requirements of this Section 6.6 shall relieve Cingular of its responsibility to reimburse InfoSpace for taxes only if InfoSpace’s failure materially prejudiced Cingular’s ability to contest imposition or assessment of those taxes.

(f)	Cingular shall be solely responsible for all taxes imposed in connection with the sale of the Services to Users.

7.	Term and Termination.

7.1 Term.

(a)	The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to this Agreement, or except as provided in Section 7.1(b) or (c), shall end on the second anniversary of the Effective Date (the “Initial Term”). After the Initial Term, this Agreement shall continue until terminated by either party upon six months notice.

(b)	In the event that Cingular elects to host the InfoSpace Software pursuant to Section 4(b), the Term of this Agreement shall end on the “Live Date” as defined in the License Agreement.

(c)	In the event that Cingular terminates this Agreement pursuant to Section 7.2 and elects to host the InfoSpace Software as described in Section 4(b), the Term of this Agreement shall end on the “Live Date” as defined in the License Agreement, provided that the Live Date occurs on or before the expiration of the 180 day period following the date of termination. If the Live Date does not occur on or before the expiration of such 180 day period, this Agreement will terminate on the last day of such 180 day period and thereafter InfoSpace will have no obligation to provide the Services unless the parties agree otherwise in writing.

7.2 Termination for Breach. Either party may terminate this Agreement upon not less than thirty (30) days’ prior written notice to the other party of any material breach hereof by such other party, provided that such other party has not cured such material breach within such thirty (30) day period. In the event that Cingular terminates this Agreement pursuant to this Section 7.2, Cingular may elect, and InfoSpace shall allow Cingular, to host the InfoSpace Software as described in Section 4(b), provided that (i) Cingular provides InfoSpace with written notice of such election in Cingular’s termination notice; (ii) InfoSpace continues to provide the Services to Cingular under the terms and conditions of this Agreement for a period of time to be agreed by the Parties in writing not to exceed 180 days during which time the Parties will cooperate to transition the hosting of the InfoSpace Software to Cingular; (iii) Cingular and InfoSpace enter into the License Agreement prior to Cingular hosting the InfoSpace Software; and (iv) Cingular shall not host the InfoSpace Software at the facilities of a third party without the prior written consent of InfoSpace, which consent shall not be unreasonably withheld or delayed. The term of the License Agreement entered into pursuant to this Section 7.2 will be for a term of up to six months, as determined by Cingular in its sole discretion, and to be set forth in the License Agreement.

7.3 Termination for Convenience. After April 22, 2006, either party may terminate this Agreement without cause upon not less than six months’ prior written notice to the other party.

7.4 Effect of Termination. Upon termination of this Agreement for any reason or expiration of the Term, all rights and obligations of the parties under this Agreement shall be extinguished, except that: (a) all accrued payment obligations hereunder shall survive such termination or expiration; and (b) the rights and obligations of the parties which by their nature would continue beyond termination or expiration, including Sections 3.11(d), 5, 6.2, 6.3, 6.5, 6.6, 7, 8, and 9.2 through 9.15, shall survive such termination or expiration. Upon termination or expiration of this Agreement, InfoSpace will promptly return all User Data upon receipt of notification from Cingular.

8.	Intellectual Property.

8.1 Cingular. As between the parties and subject to Section 8.2 and Section 3.11(d) and all other relevant provisions of this Agreement, Cingular retains all right, title and interest in and to the Cingular Materials, along with all Intellectual Property Rights associated therewith and all User Data. As between the parties, Cingular retains all right, title and interest in the Cingular Sourced Content, any items or Web Site specifications supplied by Cingular, its Affiliates or contractors (including, without limitation, the following: screen colors, fonts and general screen layout specifications of the “look and feel” supplied by Cingular (excluding the InfoSpace Sourced Content and Technology), and domain names obtained by Cingular).

8.2 InfoSpace. As between the parties, InfoSpace reserves and retains all right, title and interest, including but not limited to all Intellectual Property Rights, in and to the Services and the Technology (excluding any Cingular Materials) utilized under or in connection with this Agreement, and no license or title to, nor ownership of, any of the Services or Technology (excluding any Cingular Materials) is granted or otherwise transferred to Cingular or any other Person except as specifically provided under this Agreement. As between the parties, InfoSpace retains all right, title and interest in and to the InfoSpace Sourced Content and the InfoSpace Web Sites (including, without limitation, any and all of the content, data, URLs, technology, software, code, user interfaces, “look and feel”, Trademarks associated therewith, but excluding Cingular Materials) and the InfoSpace Marks, along with all Intellectual Property Rights associated therewith.

8.3 Cingular Customized Work Product. InfoSpace shall develop and deliver to Cingular the Cingular Customized Work Product in accordance with the specifications and schedule set forth on Exhibit L. All right, title and interest, including all Intellectual Property Rights, in and to the Cingular Customized Work Product shall be owned by Cingular. InfoSpace agrees to assign and, upon its creation, automatically assigns to Cingular the ownership of the Cingular Customized Work Product, including all Intellectual Property Rights associated therewith, without the necessity of any further consideration. Cingular hereby grants to InfoSpace a personal, non-exclusive, non-transferable, license to use the Customized Work Product to provide the Services in accordance with this Agreement.

8.4 Copyright Notices. Attribution will take place on the PC Pages and Mobile Pages as specified in Section 3.2. InfoSpace and Cingular acknowledge that the Co-branded Pages may also contain copyright and patent notices, including those of InfoSpace and its affiliates, Content providers, and of Cingular. If any such notices are required, InfoSpace shall advise Cingular of the content, screen location, and size of the notice, prior to Cingular’s approval of any Co-branded Pages.

8.5 Other Trademarks. InfoSpace shall not register or attempt to register any of the Cingular Marks or any Trademarks that Cingular reasonably deems to be confusingly similar to any of the Cingular Marks. Cingular shall not register or attempt to register any of the InfoSpace Marks or any Trademarks that InfoSpace reasonably deems to be confusingly similar to any of the InfoSpace Marks.

8.6 Further Assurances. Each party shall take, at the other party’s expense, such action (including, without limitation, execution of affidavits or other documents) as the other party may reasonably request to effect, perfect or confirm such other party’s ownership interests and other rights as set forth above in this Section 8.

8.7 No Joint Development; Enhancements. The parties contemplate that there will be no joint development of Intellectual Property under this Agreement. The parties shall not engage in joint development except as they may separately agree, in writing, in advance. Further, in no event shall enhancements, adaptations, improvements, modifications and/or derivative works (“Enhancements”) created from one party’s pre-existing Intellectual Property be considered to be jointly owned by the parties, regardless of which party creates the Enhancement, it being understood that, subject to any licenses granted herein, such Enhancements shall be the sole and exclusive property of the owner of the Intellectual Property upon which such Enhancements are based.

8.8 Restrictions. Neither party shall have any rights to any materials, content or technology provided by the other party hereunder, except as specifically provided in this Agreement, and neither shall alter, modify, copy, edit, format, translate, create derivative works of or otherwise use any materials, content or technology provided by the other party except as explicitly provided for herein, or as approved in advance, in writing, by the other party.

9.	General Provisions.

9.1 Access

(a)

When appropriate, InfoSpace shall have reasonable access to Cingular’s premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable InfoSpace to perform its obligations under this Agreement. InfoSpace shall coordinate such access with Cingular’s designated representative prior to visiting such premises. InfoSpace insures Cingular that only persons employed by InfoSpace or subcontracted by InfoSpace will be allowed to enter Cingular’s premises. If Cingular requests InfoSpace or its subcontractor to discontinue furnishing any person provided by InfoSpace or its subcontractor from performing work on Cingular’s premises, InfoSpace shall immediately comply with such request. Such person shall leave Cingular’s premises promptly and InfoSpace shall not furnish such person again to perform work on Cingular’s premises without Cingular’s written consent. The parties agree that, where required by governmental regulations, it will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

(b)	Cingular may require InfoSpace or its representatives, including employees and subcontractors, to exhibit identification credentials, which Cingular may issue in order to gain access to Cingular’s premises for the performance of services. If, for any reason, any InfoSpace representative is no longer performing such services, InfoSpace shall promptly inform Cingular. Notification shall be followed by the prompt delivery to Cingular of the identification credentials, if issued by Cingular, or a written statement of the reasons why said identification credentials cannot be returned.

(c)	InfoSpace shall use commercially reasonable efforts to insure that its representatives, including employees and subcontractors, while on or off Cingular’s premises, will (i) protect Cingular’s materials, buildings, and structures, (ii) not interfere with Cingular’s business operations, and (iii) perform services with care and due regard for the safety, convenience, and protection of Cingular, its employees, and property and in full conformance with the policies specified in the Cingular Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the Cingular Code of Conduct is available upon request).

(d)	InfoSpace shall be responsible for insuring that all persons furnished by InfoSpace work harmoniously with all others when on Cingular’s premises.

9.2 Dispute Resolution.

(a)	The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between key representatives of the parties, before resorting to other remedies available to them.

(b)	If a controversy or claim should arise which is not settled as specified in sub Section (a) above, representatives of each party who are authorized to resolve the controversy or claim will meet at a location designated by Cingular, at least once, and will attempt to, and are empowered to, resolve the matter. Either representative may request this meeting within fourteen (14) days of such request (the “First Meeting”).

(c)	Unless the parties otherwise agree, if the matter has not been resolved within twenty-one (21) days of the First Meeting, the representatives shall refer the matter to Senior Executives, who shall have full authority to settle the dispute (herein called the “Senior Executives”). The Senior Executives will make commercially reasonable efforts to meet for negotiations within fourteen (14) days of the end of the twenty-one (21) day period referred to above, at a site designated by Cingular. Three (3) business days prior to this scheduled meeting, the parties shall exchange memoranda stating the issue(s) in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents.

(d)	If more than one meeting is held between the Senior Executives, the meeting shall be held in rotation at the offices of InfoSpace and Cingular.

(e)	If the matter has not been resolved within thirty (30) days of the First Meeting of the Senior Executives (which period may be extended by mutual agreement), the parties will attempt in good faith to resolve the controversy or claim via non-binding mediation in accordance with the American Arbitration Association’s rules for Mediation of Business Disputes.

9.3 Compliance with Laws

Both parties shall comply with all applicable federal, state, county, and local rules, including without limitation, all statutes, laws, ordinances, regulations and codes (“Laws”). Conversely, nothing set forth in this Agreement, including Exhibit E, is intended to contractually obligate either party to comply with any Laws that otherwise are not applicable to it. The parties’ obligation to comply with all applicable Laws includes the procurement of permits, certificates, approvals, inspections, and licenses, when needed, in the performance of this Agreement. InfoSpace further agrees to comply with the Executive and Federal regulations, to the extent such regulations are applicable, as set forth in Exhibit E. The parties further agree that each is solely and exclusively responsible for any liability for its own noncompliance with any applicable Laws and each party shall defend, indemnify, and hold the other party harmless from and against such liability.

9.4 Confidentiality.

Each party, which receives proprietary and/or confidential information of the other party (the “Receiving Party”), shall retain in confidence the terms of this Agreement, the Technology, and all other non-public information and know-how of the other party disclosed or acquired by the Receiving Party pursuant to or in connection with this Agreement which is either designated as proprietary and/or confidential or by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential (“Confidential Information”); provided that each party may disclose Confidential Information to its immediate legal and financial consultants and to any Affiliates (and its employees) with a need to know arising as a result of this Agreement, in the ordinary course of its business. Each party agrees to use commercially reasonable efforts to protect Confidential Information of the other party, and in any event, to take precautions at least as great as those taken to protect its own confidential information of a similar nature. The foregoing restrictions shall not apply to any information that: (a) was known by the Receiving Party prior to disclosure thereof by the other party; (b) was in or entered the public domain through no fault of the Receiving Party; (c) is disclosed to the Receiving Party by a third party, until such time as notified by the other party that such third party was not legally entitled to make such disclosure without violation of an obligation of confidentiality; (d) is required to be disclosed by applicable laws or regulations (but in such event, only to the extent required to be disclosed); or (e) is independently developed by the Receiving Party without reference to any Confidential Information of the other party. Upon request of the other party, each party shall return to the other all materials, in any medium, which contain, embody, reflect or reference all or any part of any Confidential Information of the other party. Each party acknowledges that breach of this provision by it would result in irreparable harm to the other party, for which money damages would be an insufficient remedy, and therefore that the other party shall be entitled to seek injunctive relief to enforce the provisions of this Section 9.4. Without limitation and subject to Section 3.11(d), Confidential Information includes User Data (Section 3.11).

9.5 Independent Contractors

9.5.1	InfoSpace hereby represents and warrants to Cingular that:

(a)	InfoSpace is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of Cingular;

(b)	InfoSpace’s personnel performing Services shall be considered solely the employees of InfoSpace and not employees or agents of Cingular;

(c)	InfoSpace has and retains the right to exercise full control of and supervision over the performance of the Services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing the Services;

(d)	InfoSpace is solely responsible for all matters relating to compensation and benefits of all InfoSpace’s personnel who perform Services. This responsibility includes, but is not limited to, (1) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (2) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as “Payroll Tax Obligations”) with respect to all InfoSpace personnel providing services; and

(e)	InfoSpace will indemnify, defend, and hold Cingular harmless from all liabilities, costs, expenses, and claims related to InfoSpace ‘s failure to comply with any of the above provisions.

9.5.2	Cingular and InfoSpace are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, franchise or agency relationship between Cingular and InfoSpace. Neither party has any authority to enter into agreements of any kind on behalf of the other party and Cingular will not attempt to or create any license, warranty or other obligation, express or implied, on behalf of InfoSpace or any of its affiliates.

9.6 Assignment; Merger. Neither party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Section 9.6 will be binding upon, enforceable by, and inure to the benefit of the parties and their respective successors and assigns.

9.7 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its choice of law rules.

9.8 Nonwaiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

9.9 Force Majeure. Neither party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, epidemics, riots, wars, fires, earthquakes, transportation contingencies, strikes, or other catastrophes or occurrences, each of which are beyond such party’s reasonable control, provided such default or breach is not directly or indirectly the result, in whole or in part, of its fault or negligence.

9.10 Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and delivered in person, mailed via confirmed facsimile or e-mail, or delivered by recognized courier service, properly addressed and stamped with the required postage, to the applicable party at its address specified below and shall be deemed effective upon receipt. Either party may from time to time change the individual to receive notices or its address by giving the other party notice of the change in accordance with this section.

Addresses for notices:

To Cingular:	To InfoSpace:

Cingular Wireless LLC	InfoSpace, Inc.
5565 Glenridge Connector	601 108th Ave., NE, Suite 1200
Atlanta, GA 30342	Bellevue, WA 98004
Attn: VP SCM	Attn: EVP, Mobile
Fax: (425) 201-6110
Cc: Chief Counsel SCM

However, invoices should be mailed to:

Cingular Wireless LLC

5565 Glenridge Connector

Atlanta, GA 30342

Attention: Data Products/***

In addition, an additional copy of any notice of change of address, or of termination or any alleged breach of this Agreement, shall be thus sent to the applicable party at the following address:

To Cingular:	To InfoSpace:

Cingular Wireless LLC	InfoSpace, Inc.
5565 Glenridge Connector	601 108th Ave. NE, Suite 1200
Atlanta, GA 30342	Bellevue, WA 98004
Attention: Chief Counsel SCM	Attention: General Counsel
Fax: (425) 201-6110

9.11 Savings. In the event any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect.

9.12 Integration. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements or negotiations between InfoSpace, Inc., InfoSpace and Cingular concerning the subject matter hereof, including but not limited to (i) Prior Agreement and (ii) the Amended and Restated Letter of Intent, effective as of July 22, 2005, and cannot be amended except in writing signed by InfoSpace and Cingular. In the event of a conflict or inconsistency between any exhibit made a part of this Agreement and the remainder of this Agreement, such exhibit shall govern. Further, in the event of a conflict or inconsistency between a Work Order and the corresponding Purchase Order, the Purchase Order will govern.

9.13 Counterparts; Electronic Signature. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

Copies of the Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. “Transmitted Copies” will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

9.14 Conflict of Interest. InfoSpace represents and warrants that no officer, director, employee, or agent of Cingular has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from InfoSpace or any of InfoSpace’s officers, directors, employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

9.15 Construction and Interpretation

(a)	The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties agree that this Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either party.

(b)	Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word “include” shall mean “includes, but is not limited to.” The singular use of words shall include the plural use and vice versa.

(c)	Cumulative Remedies: Except as specifically identified as a party’s sole remedy, any rights of cancellation, termination, liquidated damages, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled. Neither party shall retain the benefit of inconsistent remedies.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

Cingular Wireless LLC on behalf of itself and its Affiliates		InfoSpace Mobile, Inc.

By:	***	By:	***
Name:	***	Name:	***
Title:	VP - Network Supply Chain	Title:	President

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

InfoSpace, Inc. solely with respect to Section 9.12

By:	***
Name:	***
Title:	CAO

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

A. Services. Subject to the terms and conditions of this Agreement, InfoSpace will, in cooperation with Cingular, design, develop, implement, host and maintain the services described in Section B below (collectively, the “Services”) on a mutually agreed schedule. Cingular will design and supply the graphical content to be used in connection with the Services, and InfoSpace will be responsible for implementing the graphical user interface and related design elements for the Services.

B. Description of Services.

1.	Platform and Services; Legacy Services.

a.	Platform and Services. InfoSpace will use the InfoSpace platform components set forth in the table below to make the corresponding Services available to Cingular on a mutually agreed schedule.

Platform Component	Service Description
Content Management

Content Management System (CMS)	Aggregates, formats, and distributes content (feeds, images, etc.) to downstream application servers.

Content Publishing System (CPS)

Configures, publishes and restores WAP deck structure. CPS is comprised of the following:

•   Deck Authoring Tool (DAT): allows an Administrator to create a deck structure. This includes the ability to assign links, device-specific decks, service specific decks, folders and sub-folders; assign meta-data to deck objects; assign interstitials to a deck and/or folder; set permissions for Users to create customized decks; and assign parental control settings for deck objects.

•   Publication Authoring Tool (PAT): allows an Administrator to aggregate Web page assets (templates, order, style, page level parental control settings) for publishing to the Publication Runtime System (PRS) and to create WAP Pages for use as either WAP Push Landing Pages, Promotions, Help, Terms and Conditions, Category Pages, or WAP Page Interstitials.

•   Content Asset Tool (CAT): allows an Administrator to manage content assets (image, links, text, content-level parental control settings, etc.) that are uploaded into the system.

•   Content Provider Management Tool (CPMT): enables the on-boarding / creation of links from third party content provider and associated parameters (including link-level parental control settings) for that provider.

EXHIBIT A - SERVICES

Platform Component	Service Description

•   Feed Management Tool (FMT): Enables the on-boarding of standard RSS feeds into the CPS environment

•   Distribution Service Manager (DSM): Enables the releasing and rollback of labeled content to the runtime environment.

•   Workflow Version Management System (WVMS): exposes a workflow and versioning interface to Infospace applications

CPS all supports the following functionality:

•   Preview prior to publishing

•   Search of CPS entries

•   Audit Reporting

Runtime Systems

Facilitates the construction and deployment of the User Interface on the Mobile Pages and PC Pages, and includes the following:

•   Deck Runtime Service (DRS): runtime database providing the reference deck for baseline user experience and supporting User customizations.

•   Publication Runtime Service (PRS): serves templates and asset references for construction of Web Pages.

•   Application Runtime Service (ARS): suite of web services that are backed by feeds from the CMS system.

•   Mobile Portal Framework: connects the Runtime Systems to the Rendering Engine.

Rendering Engine	Presents the User Interface for both the Mobile Pages and PC Pages by leveraging various Runtime Services for page construction. The Rendering Engine supports “single-authoring” and optimizes the User Interface rendered based upon Wireless Device capabilities.

Device Management

Analyzes Wireless Device parameters; allows for the customization of Wireless Device parameters; and makes available Wireless Device parameters by publishing to target Runtime Systems. Device Management is comprised of the following:

•   Device Manager: tool that allows for the addition, deletion, copying, updating, and publishing of mobile device information.

•   Device Monitoring Service: service that resides on a Runtime System waiting for update notifications in order to process updates from Device Manager.

EXHIBIT A - SERVICES

Platform Component	Service Description
Personalization

Alert Engine	Stores User-initiated alert configurations (SMS, MMS, and WAP Push) that trigger information to be delivered to the User’s Wireless Device.

Context Engine	Tracks and collates disparate information about Users to help categorize/segment Users for real-time recommendation behavior (e.g. categorization of browse transactions).

Infospace Message Gateway	Connects to Cingular messaging components (SMSC, MMSC, and PPG) to support delivery and receipt of transactions that result in the final delivery of a SMS, MMS or WAP Push message delivered to a User’s mobile device.

Parental Control

Allows Cingular to identify “Cingular-safe” versus “Cingular-unsafe” content. Cingular determines what is considered “Cingular-safe” versus “Cingular-unsafe” in its sole discretion.

The Parental Control component is comprised of:

•   User-Facing: allows post-paid Users to enable Parental Control and to establish a Parental Control Pass Code (4-digit). Default setting for all Users will be “Cingular-Unsafe”

•   Administrator-Facing:

•   Allows designated Customer Service representatives to configure Parental Control settings on behalf of a pre-paid or post-paid User.

•   Allows designated Marketing / Product Realization personnel to assign a Parental Control setting to deck objects.

•   Allows designated Marketing / Product Realization personnel to leverage CPS Search and Reporting functionality to extract a “Whitelist” for “Cingular-Safe” content that will be used by Cingular’s WAP Gateways.

Parental Control settings restrict access to Content on Wireless Devices in the following areas:

•   Navigational Content

EXHIBIT A - SERVICES

Platform Component	Service Description
• Search Results • Push Parental Control parameters to other 3rd Party Content Partners

PIM / Email	Allows Users to store and manage personal information such as calendar / to-do entries, address book entries and email (Cingular owned email domain). The platform provides service level spam filtering, email quotas, email filtering and alerting and calendar / to-do alerts.

Recommendation Engine	Leverages a User’s context (profile, segmentation, etc.), to provide real-time recommendations in terms of Search Results, recommended changes to the Home Deck, and potentially Content for purchase.

User Manager	Intelligent repository for all User, Administrator and application (Infospace and third party) credentials and profile information. Securely manages authentication, authorization, session, and information management.

Search

MetaSearch Engine

Aggregates search entities and can return a “unified” result set which is an amalgamation and weighting of the disparate results returned from several search engine providers.

Cingular intends to aggregate:

•   Google Image Search

•   CellMania

•   Motricity

•   Portal Crawler

Intellifind Engine	Powers Cingular’s “Direct Answer” functionality.

Portal Crawler Engine	Indexes Content, including Content hosted by third party content providers such as CNN, ESPN, etc. As links to third party content are added to the deck structure on the Mobile Pages, the Portal Crawler Engine can be configured to crawl that new site.

EXHIBIT A - SERVICES

Platform Component	Service Description
Back Office Tools

Management Console

Unified administrative console framework that hosts the back office tools associated with the Infospace platform. It is hosted in a secure environment, requires Administrator credentials (username / password) for access, and only allows access to those Tools for which the Administrator has been granted access.

Back Office Tools include:

•   Administrator Management

•   Care Tool

•   User Management

•   CPS

•   Top Search Results Tool

•   Device Manager

•   Campaign Management

Utilities

Batch Dispatcher	Receives secure notification of changes to User credential and/or profile data from Cingular and processes those changes throughout the Infospace platform.

Data Developer Program (DDP) Support

Two systems for participating Cingular DDP content providers to interact with the Infospace platform:

1.      Content Provider Push Parameters Service (CPPPS) – User data push

This service will securely push User property values to content providers as configured by an Administrator using the Content Provider Management Provisioning Tool (CPMPT).

2.      Get Subscriber Data Content Provider Pull Service (GSDCPPS) – User data pull

Content providers that are registered in the Infospace User Manager will be able to request User-specific profile data.

3.      Bookmark API

Utility which allows Users to add third party active links from Content Provider sites.

EXHIBIT A - SERVICES

Platform Component	Service Description
Business Intelligence / Marketing Tools

Campaign Manager (neé Scenario Manager)

Enables Cingular to segment User population based on a variety of parameters to target a specific User segment for various promotions, including, but not limited to, WAP Push promotions, and is comprised of the following:

•   Scenario Creation Tool

•   Segmentation Identification Tool

•   Promotion Association Tool

Business Intelligence Event Management System	Normalizes business events for ingestion by the Mobile Data Mart.

Mobile Data Mart	Supports Business Intelligence and Campaign Management segmentation needs. The Mobile Data Mart will initially be hosted in an environment that is not dedicated to Cingular, but securely partitions Cingular data. It provides access to standard usage reports containing agreed upon parameters which can be dimensioned by a Cingular Administrator for detailed analysis.

Reporting Metadata Management Tool

Allows Administrator to categorize URLs, and includes the following functionality:

•   Administrator interface to view domain, sub-domain and full URL and associated category

•   Administrator can manually categorize a URL

•   Administrator can define metadata and categorization rules for URLs

•   Administrator can apply rules to set of URLs for automatic classification

Delivery Technology

MO SMS	User-initiated content-pull service using short text codes. This can be accomplished by providing pre-determined codes or “Default” codes or by allowing Users to establish their own custom codes. The interface for this experience is provided via the PC Pages.

(Mobile Originated SMS)	When the User originates an SMS message by sending a short text code. InfoSpace delivers Content to Cingular’s SMSC using mobile-terminated short-message delivery.

MT SMS (Mobile Terminated SMS and InfoAlerts)

Time and event-triggered content push service.

Users set up a personal profile using the PC Pages and select Content to be sent to their Wireless Devices at specified times or upon the occurrence of certain events. InfoSpace delivers Content to Cingular’s SMSC using mobile-terminated short-message delivery.

EXHIBIT A - SERVICES

Platform Component	Service Description
WAP Push

User initiated time triggered WAP Push service

Users set up a personal profile using the Mobile Pages and select Content to be sent to their Wireless Devices at specified times. InfoSpace delivers Content to Cingular’s Push Proxy Gateway (PPG) and Cingular delivers the Content from the PPG to Users.

WML / XHTML	User-initiated WAP sessions from Wireless Devices.

HTML PC	User-initiated browsing sessions from PC or HTML-browser equipped devices supporting IE 4.0 and above and Netscape 4.7 and above.

The table set forth above may be updated from time to time during the Term upon mutual agreement of the parties pursuant to the process set forth in Exhibit D.

b.	Legacy Services. For a period to be mutually agreed by the parties, InfoSpace will continue to make the following services available:

Component	Description
HTML PC / PC Pages

Provides Users the ability to configure MO-SMS, MT-SMS and MT-MMS Alerts; and access their Cingular Personal Information Manager and Email (PIM / Email).

As of the Effective Date, PC Pages are hosted within the Bellevue Data Environment, which is not dedicated to Cingular. In this current configuration, this component is not available for hosting outside of Infospace data facilities.

User data location:

•   Alerts: provisioned MO-SMS, MT-SMS and MO-MMS alerts are hosted within the Bellevue data environment.

•   User Management: identity, credentialing, and profile data is hosted in the Cingular dedicated data environment located in Infospace’s Boston data center.

EXHIBIT A - SERVICES

Component	Description

•   Infospace hosted PIM / Email Data: all PIM / Email User data is hosted in the Cingular dedicated data environment located in Infospace’s Boston data center.

Within a mutually agreed to schedule, PC Pages shall be migrated to the Cingular dedicated data environment located at Infospace’s Boston data center.

WML 1.1 Mobile Pages

The User experience for devices only compatible with the WML 1.1 browser standard will be served by the existing WAP Platform located at Infospace’s Bellevue data center.

These Mobile Pages are hosted within the Bellevue data environment, which is not dedicated to Cingular. In this current configuration, this component is not available for hosting outside of Infospace data facilities.

User data location:

•   User Management: identity, credentialing, and profile data is hosted in the Cingular dedicated data environment located in Infospace’s Boston data center.

•   Infospace hosted PIM / Email Data: all PIM / Email User data is hosted in the Cingular dedicated data environment located in Infospace’s Boston data center.

Within a mutually agreed to schedule, the WML 1.1 Mobile Pages shall be integrated with the Services provided via WML / XHTML.

HTML PDA / Treo Site

The HTML PDA or “Treo Site” provides PDA users with a site that allows for SMS Alert configuration and browsing of content. Infospace hosted PIM / Email is not available to PDA Users.

The HTML PDA site is hosted within the Bellevue data environment, which is not dedicated to Cingular. In this current configuration, this component is not available for hosting outside of Infospace data facilities.

User data location:

•   Alerts: provisioned MO-SMS, MT-SMS and MO-MMS alerts are hosted within the ASP Data Environment located in Infospace’s Bellevue data center.

EXHIBIT A - SERVICES

Component	Description

•   User Management: identity, credentialing, and profile data is hosted in the Cingular dedicated data environment located in Infospace’s Boston data center.

Within a mutually agreed to schedule, the HTML PDA Pages shall be integrated with the Services provided via WML / XHTML.

Alerts	Infospace Alert Applications for MT-SMS, MO-SMS, and Alerts use Infospace Sourced Content.

Deck Manager	Deck Manager is the component that facilitates the creation of WAP Decks for the WML 1.1 User Experience.

The table set forth above may be updated form time to time during the Term upon mutual agreement of the parties pursuant to the process set forth in Exhibit D.

Content

Cingular Sourced Content. Cingular will obtain all necessary rights for InfoSpace to distribute the third party content set forth in Tables (1) and (2) below (collectively, the “Cingular Sourced Content”) in the specified formats, as contemplated by and pursuant to the terms and conditions of this Agreement. InfoSpace will distribute the Cingular Sourced Content as specified in the table below.

Table 1: Cingular Sourced Content

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

Table 2: Cingular Sourced Content - Search

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT A - SERVICES

The tables set forth above may be updated from time to time during the Term upon mutual agreement of the parties pursuant to the process set forth in Exhibit D

Integration with Cingular Content and Services: InfoSpace will integrate links on the Services to designated locations on Web Sites hosted by Cingular for the purpose of providing User administrative services (e.g. customer care, billing, etc.) in a manner and on a schedule to be mutually agreed upon by the parties at no additional cost to Cingular.

b. Infospace Sourced Content. InfoSpace will (i) obtain all necessary rights for InfoSpace to distribute the third party content set forth in Tables (1), (2), (3) and (4) below (collectively, the “InfoSpace Sourced Content”); and (ii) make the content set forth in Tables (1), (2) and (4) available to Cingular and the Users via the delivery technologies specified therein in accordance with this Agreement. In addition, InfoSpace will make the content set forth in Table (3) available to Cingular and the Users via the delivery technologies specified therein for a period to be mutually agreed in writing by the parties.

Table 1: Infospace Sourced Content (New)

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

Table 2: Infospace Sourced Content – Destination Applications (New)

***

Table 3: Infospace Sourced Content (Legacy)

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT A - SERVICES

Table 4: InfoSpace Sourced Content - Search

***

The tables set forth above may be updated from time to time during the Term upon mutual agreement of the parties pursuant to the process set forth in Exhibit D

Modification of Infospace Sourced Content. Notwithstanding Section 2.3(i) of this Agreement, InfoSpace may modify InfoSpace Sourced Content that is sourced from third parties (a “Content Modification”). Prior to any Content Modification, InfoSpace will provide Cingular with as much advance notice as reasonably possible. In the event that Cingular reasonably determines that a Content Modification will materially adversely affect the Services, both parties agree to promptly discuss Cingular’s concern and to use good faith efforts to agree to a mutually agreeable solution. In the event that a proposed Content Modification is due to an increase in cost for existing InfoSpace Sourced Content, Cingular may require InfoSpace to continue to provide such existing InfoSpace Sourced Content to Cingular, provided that Cingular pays to InfoSpace an additional fee equal to such increase in cost.

3.	PIM / Email Service

InfoSpace will provide Cingular the following PIM services, on the PC Pages and the Mobile Pages:

•

Web-based email: InfoSpace will provide up to 10MB of disk storage for folders and email archives per mailbox; additional storage is subject to mutually agreeable terms and conditions, including additional fees.

•	Web-based aggregation of POP3 or IMAP email from up to three other email accounts

•	Calendar

•	Address Book

•	To Do List

•	SMS alerts on Calendar events, To Do items, and Email

•	Enhanced alerting and filtering Module

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

4.	Personalized / Customized Content. InfoSpace will make the following personalization / customization features available to Users. The table set forth below may be updated from time to time during the Term upon mutual agreement of the parties pursuant to the process set forth in Exhibit D.

Personalized / Customization Feature	For HTML PC Access	For WML / XHTML Access

Active Links / Bookmarks: User specifies category and gets “active content” and links presented on the home deck		Ö

Personalize information when possible, specifically: • provide locally-relevant information based up User’s zip code • provide personally-relevant information based upon User’s birth date		Ö

User customization of the various portal application, such as: • Favorite Sports • Favorite Theatres		Ö

User customization of category pages, specifically “Top Sites”		Ö

User customization of the home page		Ö

User initiated Alert configuration, including alert preferences, such as: • Time of day • Event based		Ö

C. InfoSpace Supported Handsets.

1. Current Devices. InfoSpace will make the Services available in WML and XHTML format, as appropriate, that conforms to standards for devices and browsers that (i) are commercially available to Cingular customers (ii) have been certified by InfoSpace for the Services, and (iii) that Cingular provides a minimum of four (4) of each such device to InfoSpace for testing purposes at no charge to InfoSpace. In order to support Infospace maintaining a suitable testing environment for such devices, Cingular will allow InfoSpace reasonable access to Cingular’s wireless network for such testing. As of the Effective Date, InfoSpace will make the Services available on the following Wireless Devices via the specified browsers (the “InfoSpace Supported Handsets”):

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

2.	New Devices.

Cingular may request that the display of the Services made available in WML and XHTML format conform to standards for devices and/or browsers in addition to those set forth above. When this occurs, Cingular shall deliver to InfoSpace a prototype device that is functional in all material respects, at no charge to InfoSpace. Upon receipt of a prototype device that is functional in all material respects, and a Change Request from Cingular (as described in Exhibit D), InfoSpace will use commercially reasonable efforts to provide a written response to Cingular outlining expected turn around time for device profiling and readiness for production support within ten (10) business days of such request. Cingular will provide to InfoSpace a minimum of four prototype devices that are functional in all material respects for use by InfoSpace in connection with performing such services. Infospace will then profile the devices in a manner and on a schedule to be mutually agreed upon by the parties at no additional cost to Cingular.

Such devices shall have WAP browsers that adhere to industry specifications for either WML or XHTML (aka WAP 2.0). In the event that a device does not have a browser that conforms to industry specifications, Infospace and Cingular will work together to determine how best to support the device within thirty (30) business days of Infospace learning that the device does not conform to specifications. In some instances, Infospace will require Cingular to pay for additional work required to support the device service to Cingular’s satisfaction. In such event, Infospace will provide a written quote to Cingular in response to such request within five (5) business days of coming to agreement on Infospace’s course of action to support the device. Upon Cingular’s acceptance of such quote, the parties may enter into a mutually

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

agreeable Work Order for such services (as set forth in Exhibit D). In order to support Infospace maintaining a suitable testing environment for such devices, Cingular will allow InfoSpace reasonable access to Cingular’s wireless network for such testing. The parties acknowledge that there are a number of devices not currently supported by InfoSpace, including but not limited to those set forth in the table below.

3.	Cingular Network; Gateways.

Cingular shall be solely responsible for the performance of the Cingular Network and any gateways used in connection with the Services. Upon request by Cingular, InfoSpace shall use commercially reasonable efforts to assist Cingular to resolve performance problems with gateways related to the Services. Cingular agrees to use commercially reasonable efforts to require gateway vendors’ employees and experts with respect to such gateways to be available to InfoSpace for consultation on an as needed basis at no charge to InfoSpace.

4.	Additional Support.

Integration between handheld devices, the Cingular Network/ gateways, PCs and content providers shall be supported with reasonable commercial efforts by both InfoSpace and Cingular, except in cases where the integration effort does not require InfoSpace involvement. Costs for this additional effort will be quoted to Cingular and agreed upon in writing prior to InfoSpace’s commencement of work, as set forth in Exhibit D.

D. Reporting. InfoSpace will provide to Cingular the reports described below. Infospace will store data for such reports for a period of 36 months from the time each report is made available to Cingular. The Mobile Data Mart interface and output may be updated in accordance with the processes outlined in Exhibit D.

a.	Usage Reports

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT A - SERVICES

b.	Legacy Usage Reports

•	Service Usage Report

This report will show usage by Category, SubCategory, Language, ServiceLevel, DeviceType, Day, Month. The report will contain data for the past 12 months.

Delivery Mechanism: ***

DeviceType: Web, Phone/Pager, SMS Messages

•	Carrier Summary Report

This report will show user statistics including active users and growth.

Delivery Mechanism: ***

•	Registrations

This report will show user activity including adds and deletes.

Delivery Mechanism: ***

3.	Legacy Alerts Reports

•	This report will contain User alert information from the alerts database

•	Format: tab-delimited text fields.

4.	General Services Reports

InfoSpace will make available the following reports on the current Cingular extranet reporting site. Infospace will continue to look for ways to improve and enhance these reports but will not make changes without Cingular’s consent. Cingular, at any time, may request that InfoSpace make changes to these reports on a mutually agreed time frame. The clickaway reporting (click tracking of off-deck sites) will end upon launch of the Services.

•	Clicks

•	Daily Clicks and Page Views

•	Monthly Unique Users

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT B - TRADEMARKS

(i)	InfoSpace Marks:

Those trademarks of InfoSpace set forth at http://www.infospaceinc.com/about/legal_trademarks.php, which may be modified and updated by InfoSpace from time to time.

(ii)	Cingular Marks

Registered Trademarks		Pending Trademark Applications
CINGULAR	AIRLOADER	ALL OVER	AWE

CINGULAR HOME	ARRIVE SAFELY and Design	ALLOVER	AWS

CINGULAR NATION	CAMPUS ADVANTAGE	ALLOVER NETWORK	EMINUTES

CINGULAR PROMISE	COMAGINE	ANSWER TONES	FREE-2-BE REWARDED

CINGULAR REGION	CUSTOMERS FIRST	CINGULAR FITS YOU BEST	GREENLIGHT

CINGULAR ROLLOVER	FLASHPOINT	CINGULAR SMARTCHIP	INFOMODE

CINGULAR WIRELESS	FREE2GO WIRELESS	CINGULAR SOUNDS	IT CHANGES EVERYTHING

EXPRESSORIES	GO PHONE	CINGULAR TAKE CHARGE	LINK+SYNC

EXPRESSWEAR	GOPORT	MARCANDO EL ESTADAR	MDRIVE

FAST FORWARD	HOW MANY BARS DO YOU HAVE?	MORE BARS IN MORE PLACES	MGEN

KEEP IN CONTACT	HOW WILL YOU USE IT?	PEEK AND PAY	MINUTES WITHOUT LIMITS

KIC	IMAGINE	QUICKREACH	MYFIVE

MI VENTANA MOVIL	LOCAL WITHOUT LIMITS	RAISE THE BAR	MZONE

MINUTESHARE	MESSAGEFLASH	RAISING THE BAR	ON THE WIRELESS SERVICE AMERICA TRUSTS

EXHIBIT B - TRADEMARKS

MOBILE2HOME	MLIFE	SIGNAL BARS Design	PRESSTALK

MY WIRELESS WINDOW	MMODE	TRENDFORCE	ROAD TRIP MINUTES

ROLLOVER	SURF LOUNGE	TRUE SOUND	SURE RATE

ROLLOVER MINUTES	TXT-411	TRUEST SOUND	TALKMODE

VOICE CONNECT	VOICETOUCH	ALL OVER	THE WIRELESS CARRIER AMERICA TRUSTS

WHAT DO YOU HAVE TO SAY?	WIN ADVANTAGE		UNETE MAS

WIRELESS BUILT AROUND YOU	WORLDCONNECT		WIRELESS DIGITS

X-MAN Design (Jack Logo)			WIRELESS INFORMATION NETWORK

WORKWARE

YOUR MOBILE LIFE MADE BETTER

YOUR WORLD. CLOSE AT HAND.

EXHIBIT C – COMMERCIAL TERMS

A.	Portal User Fee; SMS Fee; Active User Fee.

Following each calendar month of the Term, InfoSpace will provide Cingular with a written report based on InfoSpace data indicating the number of Portal Users, SMS Messages and Active Users for such month. Based on such report, InfoSpace will invoice Cingular for an amount equal to the sum of the Portal User Fee, the SMS Fee and the Active User Fee for such month.

Subject to Section 5.2 of the Agreement, Cingular will pay InfoSpace the invoiced amount within forty-five (45) days of the date of invoice.

1)	Portal User Fee

Cingular will pay Infospace a fee based on the total number of Portal Users for each calendar month of the Term. Infospace will calculate the Portal User Fee as follows:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT C – COMMERCIAL TERMS

2) SMS Fee

Cingular will pay Infospace a fee based on the total number of SMS Messages for each calendar month of the Term. Infospace will calculate the SMS Fee as follows:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT C – COMMERCIAL TERMS

3) Active User Fee

Cingular will pay Infospace a fee based on the total number of Active Users for each calendar month of the Term. Infospace will calculate the Active User Fee as follows:

The greater of *** (the “Monthly Minimum”) or the aggregate value of the following calculations:

***

In the event that the Active User Fee exceeds *** for three consecutive months of the Term, InfoSpace will waive the Monthly Minimum for the subsequent months of the Term; provided that, in the event the Active User Fee is less than *** for three consecutive months of the Term, the Monthly Minimum will be reinstated. Notwithstanding the foregoing, the Monthly Minimum will apply to any month of the Term during which Cingular redirects more than *** to another Web Site as described in Section 2.7 of this Agreement.

B. Fees for Legacy Services. At the end of each calendar month during the first six months of the Term, Cingular shall pay to InfoSpace a fee *** (the “Legacy Services Fee”). InfoSpace will invoice Cingular for the Legacy Services Fee following each applicable month of the Term and, subject to Section 5.2 of the Agreement, Cingular will pay InfoSpace the invoiced amount within forty-five (45) days of the date of invoice. In the event that Cingular wishes InfoSpace to provide Legacy Services to Cingular after the first six months of the Term, the parties will renegotiate the Legacy Services Fee in good faith to cover the extended period for which InfoSpace will provide Legacy Services.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT D – CHANGE REQUEST AND ACCEPTANCE TEST PROCESS

A. Major Development Process: The following describes the process to be used by the parties for major enhancements to the Services and/or the introduction of new functionality to the Services.

1.	Cingular submits a business requirements document, in the form attached as Exhibit H (“BRD”).

2.	InfoSpace reviews the BRD and returns a high-level time/cost estimate within a mutually agreed timeframe.

3.	Upon approval of the high level estimate, InfoSpace creates a Work Order, in the form attached as Exhibit J (“Work Order”) along with a Statement of Work that further defines the deliverable.

4.	Upon approval of the Work Order, Cingular provides Infospace with a Cingular Purchase Order in the form attached as Exhibit J (“Purchase Order”)

5.	Cingular and InfoSpace jointly review and refine the requirements. This review is to clarify any ambiguity in the original document and expose the need for any additional information prior to the creation of the detailed specifications.

6.	InfoSpace creates detailed use cases and functional specifications (and returns another estimate if necessary) within mutually agreed timeframe. Use cases and functional specifications should clearly map back to the business requirements using the requirements in the original BRD provided by Cingular.

7.	Cingular and InfoSpace jointly review and refine use cases and functional specifications (including test cases and test plans).

8.	If necessary, InfoSpace revises Work Order, and Cingular signs Work Order giving final approval for development based on the revised specifications.

9.	InfoSpace countersigns Work Order and development begins.

10.	InfoSpace and Cingular jointly conduct weekly project meetings to provide project status updates and address any outstanding issues/concerns.

EXHIBIT D – CHANGE REQUEST AND ACCEPTANCE TEST PROCESS

B. Change Request Process: The following describes the process to be used by the parties for minor modifications to the Services.

1.	Cingular submits change request, in the form attached as Exhibit I (“Change Request”).

2.	InfoSpace reviews Change Request and returns a high level time/cost estimate and Work Order within mutually agreed timeframe.

3.	Cingular and InfoSpace jointly review the requirements.

4.	InfoSpace creates detailed use cases and functional specifications (and returns another estimate if necessary) within mutually agreed timeframe.*

5.	Cingular and InfoSpace jointly review and refine use cases and functional specifications (including test cases and test plans).*

6.	If necessary, InfoSpace revises Work Order, and Cingular signs Work Order giving final approval for development based on the final specifications.*

7.	Upon approval of the Work Order, Cingular provides Infospace with a Cingular Purchase Order in the form attached as Exhibit J (“Purchase Order”)

8.	InfoSpace countersigns Work Order and development begins.

9.	Changes are placed in demo for Cingular’s testing/review.

10.	Changes are pushed to production, only upon written approval from Cingular.

*	These steps may not be required for all change requests (for example: minor copy changes or replacing ads of the same size).

EXHIBIT D – CHANGE REQUEST AND ACCEPTANCE TEST PROCESS

C. Acceptance Test Process

Unless otherwise agreed by the Parties, this Exhibit D describes the process used to test and accept features for inclusion on the Services (the “Acceptance Test Process”). The parties will cooperate in good faith to develop and implement communication mechanisms such that Cingular provides feedback to InfoSpace in a timely and efficient manner in order to facilitate Infospace’s ability to address such feedback. Cingular shall have the right to review and test any Deliverable to determine whether it conforms to specifications or acceptance criteria in the applicable Work Order or SOW (if any) or as otherwise agreed upon in writing by the Parties. Cingular may provide written notice of rejection (with detailed reasons for said rejection) or acceptance within the mutually agreed upon Acceptance Testing schedule from the date the Deliverable(s) are submitted by Infospace.

•

Following the date of delivery of a Deliverable(s) in commercial ready form (“Commercial Ready Delivery Date”), unless otherwise mutually agreed, Infospace and Cingular, prior to the beginning of test execution, will mutually agree to the following:

•	Schedule of test execution

•	Scope of test execution

•	Bug / Feature triage process

In the event that agreed schedule must change, Infospace and Cingular will review the impact from a schedule, scope and cost perspective and will negotiate a new agreement associated with the particular Deliverable.

•	Following the Deliverable Acceptance Date, Infospace will commercially release the Deliverable at a mutually agreed time.

•

The “Deliverable Acceptance Date” for such Deliverable(s) will be the earlier of (a) Cingular’s commercial release of such Deliverable(s) to its general customer base or (b) the date of Cingular’s written notification to Infospace that Infospace has completed, to Cingular’s reasonable satisfaction, changes and bug fixes identified by Cingular and Cingular has accepted the Deliverable as being ready for commercial launch, with such acceptance not being unreasonable withheld. If applicable, Cingular shall remit payment in full to Infospace for the new Deliverable following the Deliverable Acceptance Date and subsequent receipt of an invoice, in accordance with Section 5.1. If a Deliverable is accepted and payment remitted, Infospace agrees to use commercially reasonable efforts during the Term to remedy any known bugs/defects contained in such Deliverable, at no additional charge to Cingular, based on a mutually agreed upon schedule. In the event Cingular rejects a Deliverable, Infospace shall resubmit such Deliverable for acceptance within thirty (30) days of the initial rejection by Cingular. If the re-submitted Deliverable(s) do not conform to the applicable specifications or acceptance criteria, Infospace will have thirty (30) days to fix the Deliverable(s) and resubmit. If the Deliverable(s) resubmitted for a second time does not conform to the applicable specifications or acceptance criteria, Cingular shall have the right to the following:

•	(i) if agreed to by Infospace, extend the period for Infospace to submit conforming Deliverable(s), or

EXHIBIT D – CHANGE REQUEST AND ACCEPTANCE TEST PROCESS

•

(ii) terminate the applicable Work Order, in whole or in part with respect to certain feature, and require that Infospace promptly refund all payments previously made to Infospace by Cingular for such nonconforming Deliverable(s).

In the event that Cingular rejects a Deliverable and terminates a Work Order (or portion thereof), Cingular shall have the right to retain any materials that constitute Cingular Customized Work Product (see Exhibit L) related to the nonconforming Deliverable(s), provided that Cingular pays a reasonable amount for such materials. Cingular shall promptly return to InfoSpace all materials related to such nonconforming Deliverable(s) that do not constitute Cingular Customized Work Product.

If Cingular has not accepted (which acceptance shall not be unreasonably withheld) the Deliverable(s) within fifteen (15) business days following the completion of all bug fixes by InfoSpace, Cingular will deliver a comprehensive list of bug fixes that Cingular requires InfoSpace to carry out prior to Cingular’s acceptance of the Deliverable(s) for commercial launch, and representatives of the parties will meet and negotiate in good faith to define a mutually-agreed timeline and set of acceptance criteria to be used by Cingular in making such acceptance.

EXHIBIT E – EXECUTIVE ORDERS AND FEDERAL REGULATIONS

Executive Orders and Federal Regulations

Work under this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138, Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran’s Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to the work under this Agreement, and only to that extent, SUPPLIER (also referred to as “SUPPLIER”) agrees to comply with the provisions of all such Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT SUPPLIERS

In accordance with 41 C.F.R.§60-1.4(a), the parties incorporate herein by this reference the regulations and contract clauses required by that section, including but not limited to, SUPPLIER’s agreement that it will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The SUPPLIER will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2. AGREEMENT OF NON SEGREGATED FACILITIES

In accordance with 41 C.F.R.§60-1.8, SUPPLIER agrees that it does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term “facilities” as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3. AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

SUPPLIER agrees that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.§60-1.4(b).

4. AGREEMENT OF FILING

SUPPLIER agrees that it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.§60-1.7(a).

EXHIBIT E – EXECUTIVE ORDERS AND FEDERAL REGULATIONS

5. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 41 C.F.R.§60-250.20, and 41 C.F.R.§60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts.

6. Executive Order 13201 Compliance

In accordance with 29 C.F.R. Part 470.2(b) the parties incorporate by reference the regulations and contract clauses required by those provisions to be made a part of covered subcontracts and purchase orders and SUPPLIER agrees to comply with the provisions of 29 CFR Part 470.

7. UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

As prescribed in 48 C.F.R., Ch. 1, 19.708(a):

(a) It is the policy of the United states that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime SUPPLIERs establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

(b) The SUPPLIER hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The SUPPLIER further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the SUPPLIER’s compliance with this clause.

(c) As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The SUPPLIER shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The SUPPLIER shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

EXHIBIT E – EXECUTIVE ORDERS AND FEDERAL REGULATIONS

(d) The term “small business concern owned and controlled by women” shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

(e) SUPPLIERs acting in good faith may rely on written representations by their sub-SUPPLIERs regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

8. SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN. The sub-SUPPLIER will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

EXHIBIT F – ATTRIBUTION

The following sample screen shot depicts the proportionate size and location of attribution (“Powered by InfoSpace”) on the PC Pages (HTML).

EXHIBIT F – ATTRIBUTION

EXHIBIT F – ATTRIBUTION

The following sample screen shot depicts the attribution (“Powered by InfoSpace”) on the Mobile Pages in WML format.

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EXHIBIT G – SERVICE LEVEL AGREEMENT

1.	General Information			59

	1.1.	Purpose		59

	1.2.	Scope		60

	1.3.	Out of Scope		60

2.	Responsibilities and Services			60

	2.1.	Infospace Responsibilities		61

	2.2.	Infospace Carrier Care		61

		2.2.1.	Infospace Support Services	62

		2.2.2.	PC Pages Support	62

	2.3.	Cingular Responsibilities		62

3.	Service Performance Objectives			63

		3.1	Service Availability	63

		3.2	Service Latency	63

		3.3	Legacy Components Supporting M3	64

		3.4	Alarming & Monitoring	64

		3.5	Third-Party Content Providers	64

4.	Incident Management			65

	4.1.	Incident Resolution Responsibilities		65

		4.1.1.	Cingular Contact Information	65

		4.1.2.	Cingular Responsibilities	66

		4.1.3.	Incident Handling and Updates	67

EXHIBIT G – SERVICE LEVEL AGREEMENT

		4.1.4.	Technical Bridge and Executive Bridge	69

		4.1.5.	Escalation Procedures	70

	4.2.	WAP Handsets for Incident and Problem Management		71

5.	Incident Reporting Process			72

	5.1.	Communicating Incidents		72

		5.1.1.	Mandatory Information for Incident Reporting	72

6.	Infospace Reports			73

	6.1.	Post Mortem Reports		73

	6.2.	Service Level Reporting		73

	6.3.	Open Issues List Reporting		74

7.	Change Control Management (CCM)			75

	7.1.	Planned Maintenance by Infospace		75

		7.1.1.	Service Interruptions and Advanced Notification Requirements	75

		7.1.2.	Communications Related to Planned Maintenance	75

		7.1.3.	Canceling Planned Service Interruptions	75

		7.1.4.	Restrictions Associated with Cingular’s Cancellation	76

		7.1.5.	Planned Service Interruptions by Cingular	76

		7.1.6.	Unplanned Service Interruptions by Cingular	76

		7.1.7.	Splash Page During Maintenance	76

	7.2.	Capacity Planning Forecasts		77

8.	Financial Consequences of Non-Performance			77

	8.1.	Financial Consequences for Failure to Meet Service Objectives		77

	8.2.	Service Availability		78

	8.3.	Service Latency		78

	8.4.	Financial Consequences for Non-Performance Related to Incident Resolution		79

	8.5.	Financial Consequences for Past Due Monthly Service Level Report		79

EXHIBIT G – SERVICE LEVEL AGREEMENT

EXHIBIT G – SERVICE LEVEL AGREEMENT

1.	General Information

1.1.	Purpose

The purpose of this document is to identify the levels of service that will be maintained by Infospace and Cingular and to provide this information to Operations personnel responsible for the support of the Services.

EXHIBIT G – SERVICE LEVEL AGREEMENT

1.2.	Scope

This Service Level Agreement (SLA) describes the basic level of service that will be provided by Infospace in its support of the delivery of the Services to Cingular. This agreement describes the requirements for the following:

a)	support and maintenance of all Infospace and third-party hardware and software for the Services

b)	7x24x365 support and response requirements for support calls;

c)	fixes, patches, and minor enhancements;

d)	new software releases that contain fixes to defects in production feature functionality; and

e)	on-site resources to support acceptance testing, trouble shooting, and system upgrades.

This SLA also defines requirements for response (including email, telephone, remote, and on-site) and resolution timeframes related to Severity 1, Severity 2, and Severity 3 incidents, as well as non-performance financial penalties which will be owed to Cingular for failures to meet certain obligations defined herein.

This document also defines expectations relating to:

•	Infospace and Cingular Responsibilities with respect to the Services

•	Service Performance Objectives

•	Incident Management

•	Incident Reporting Process

•	Operational Reports

•	Change Control Management

This document should be used as a reference for Cingular’s Network Operations and its contracted affiliates and Infospace in support of the Services. It provides the framework for surveillance, isolation, analysis, and resolution of problems related to the Services.

As a means to ensure the highest level of accuracy and efficiency for both Cingular and Infospace, this SLA supersedes all existing Service Level Agreements relating to the Services.

For a complete list of the Services that are subject to this SLA, see the SLA Monitoring Requirements (Appendix D) below.

1.3.	Out of Scope

The following items are deemed to be outside the scope of this SLA; however, both parties will make a good faith effort to establish the following independently from this SLA.

***

2.	Responsibilities and Services

This Section 2 describes Infospace’s support responsibilities with respect to the Services, and the corresponding responsibilities of Cingular.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

2.1.	Infospace Responsibilities

Infospace will provide day-to-day service operations, maintenance and administration in support of the Services that are within Infospace’s Span of Control, as described below.

Span of Control is defined as those areas of functionality that are under the direct control of Infospace. This includes functionality that is provided by external vendors or suppliers with whom Infospace has a contractual relationship, including feeds from providers of Infospace Sourced Content.

It is the intention of Infospace to expeditiously remedy incidents that have been identified either internally by Infospace or Cingular. Corrective action by Infospace assumes that the incident is within its Span of Control and Cingular has provided all relevant information, if available, to Infospace. See the section entitled Mandatory Information for Incident Reporting for required reporting information.

Infospace will pursue the resolution of an incident with outside vendors provided Infospace has a contractual arrangement with the vendor. During the resolution period, Infospace will issue updates to Cingular pursuant to the severity of the incident, as described later in this document.

Any third party content provider contracted directly by Cingular is not a party to this agreement. Any loss of content from such providers is outside of Infospace’s Span of Control.

2.2.	Infospace Carrier Care

The Infospace Carrier Care Support Services team is an interface between Cingular’s Level 2 Support Group (Cingular’s non-customer facing group) and Infospace for support of services provided by Infospace. This arrangement provides Cingular with access to a single point of contact for reporting incidents, receiving updates and escalation. Table 1 provides the Infospace Carrier Care hours of operation and contact information. A complete list of all contacts is also shown in Appendix A. These contacts are to be contacted per the escalation procedures outlined in Section 3.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year (7/24/365)

Contact Phone Number	***

Email Address	***

Table 1, Infospace Carrier Care Contact Information

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

EXHIBIT G – SERVICE LEVEL AGREEMENT

2.2.1.	Infospace Support Services

The following list identifies services that are offered by Infospace Support Services to Cingular:

•	Telephone and email support for incident resolution

•	Advisory Bulletins

•	Notification of planned maintenance activities

•	Post Mortem Reports for Severity 1 (SEV1) and recurring incidents classified as Severity 2 (Sev2) including a Root Cause Analysis (RCA) upon request. ***

2.2.2.	PC Pages Support

As applicable, the PC Pages related Services will operate on browsers that are HTML 4.0 Compliant, specifically, Internet Explorer (IE) 5.0 and above. Infospace will make commercially reasonable efforts to support other browsers that demonstrate significant market presence.

2.3.	Cingular Responsibilities

Cingular will provide support for Incident Management as detailed in Section 4.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

3.	Service Performance Objectives

3.1	Service Availability

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and Cingular caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

3.1.1	Service Availability Target

Infospace shall provide an overall system service availability of *** for all Services listed in the SLA Monitoring Requirements (Appendix D) below, measured at no less than the frequency shown in Appendix D and reported at monthly intervals as described in Section 6.2 below. This measurement excludes downtimes caused by Cingular and service interruptions due to planned maintenance approved in advance by Cingular.

3.2	Service Latency

User requests for Services shall be fulfilled in accordance with Table 2 below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Infospace controls (i.e. service requests and subsequent requests for which the browser’s URL target is hosted by Infospace).

InfoSpace will achieve the latency targets set forth in Table 2 below on the schedule set forth in Table 2. The parties agree to review such latency targets from time to time during the Term and to assess whether to adjust the latency. Unless otherwise mutually agreed, these are the targets for penalties as set forth in Section 8.3.

***

Table 2, Latency Target Ramp

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

These requirements are specific to the portion of end to end Latency incurred within the Infospace’s Span of Control and will be measured from the secure network nearest the Infospace border router. The design of latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured. The implementation of latency monitoring infrastructure will include the deployment of a separate and specific server(s) for the purpose of monitoring and fault management. The latency introduced by the GPRS network, the WAP Gateway and other elements of the Cingular Network are excluded from the latency measurements described above.

3.3	Legacy Components Supporting M3

The following Legacy Services will not be held to the Service Availability as noted above but will meet the legacy Service Availability of *** on a monthly basis as set forth below:

***

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and Cingular caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.***

3.4 ***

3.5	Third-Party Content Providers

Infospace will be responsible for the performance, service availability and service latency of all providers of Infospace Sourced Content with whom Infospace has a contract. Where such content provider contracts exist, Infospace will perform appropriate alarming, monitoring and fault management to ensure that performance of these providers fully supports the service objectives defined in this SLA. Infospace will also identify those content providers to Cingular and provide notification of changes to such contractual relationships no less than 30 days in advance of such changes becoming effective.

Expectations for processing of third party content feeds as set forth in Appendix D are as follows: For streaming content (sports scores and stock quotes) and breaking news, all received content must be processed and published a maximum of *** For all other content feeds that are updated at least once a day, content must be processed and published within a maximum of *** For all other content feeds (those updated less frequently than once per day), the content must be processed and published as soon as possible, and will at all times display content for the current day.

Infospace will also provide monthly reporting of service interruptions, availability measures and other data for contracted providers of Infospace Sourced Content in accordance with Section 6.

In addition, Infospace will be responsible for all degradations and service impacting issues affecting the Services that are caused by providers of Infospace Sourced Content from an Infospace SLA performance perspective.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT G – SERVICE LEVEL AGREEMENT

4.	Incident Management

4.1.	Incident Resolution Responsibilities

Incident resolution requires teamwork between Infospace and Cingular. A key element in this teamwork approach is Cingular’s understanding of the User service(s) offered by Infospace.

All Cingular identified incidents concerning failures of the Services that cannot be solved by Cingular representatives will be reported to Infospace Carrier Care Support Services, pursuant to the Reporting Process procedures outlined below. Cingular will assign a Severity Level per Table 4. If Infospace disagrees with the Severity assignment, both parties will negotiate in good faith after the resolution of the incident but all restoration will proceed based upon Cingular’s initial Severity assignment.

Any reported incident that is caused by a failure that is outside Infospace’s Span of Control and not directly related to its delivery of a subscriber service will be returned to Cingular with an appropriate explanation. Should Infospace determine that an incident being worked by Infospace Carrier Care Support Services is within Cingular’s control, the incident will be closed and returned to Cingular for proper resolution.

4.1.1.	Cingular Contact Information

In order for Infospace Carrier Care to effectively resolve Incidents, it is necessary for Infospace to have an accurate list of Cingular’s designated key personnel. This information will be exchanged between the two parties and updated as changes warrant. Appendix A shows the type of contact information required, showing the current contacts at the Effective Date. This data will be maintained and updated by the two parties outside of this SLA document.

Cingular	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

Table 3, Cingular Contact Information

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT G – SERVICE LEVEL AGREEMENT

4.1.2.	Cingular Responsibilities

The following section identifies the responsibilities of Cingular as it relates to this Service Level Agreement.

4.1.2.1.	General Responsibilities

•	Acts as the primary and direct contact with the User.

•	Answers simple questions and resolves minor issues such as resetting passwords or creating new User accounts.

4.1.2.2.	Incident Responsibilities

•

Creates a trouble ticket that clearly states the problem after gathering all pertinent information about the incident including name, User number, password and any other additional information that is important to resolution of the incident.

•	Records any subsequent conversation with the User relative to the incident in the same trouble ticket.

•	“Owns” the resolution of an incident by coordinating its resolution within Cingular operational and technical environment and with Infospace or its designees.

•	Resolves the incident with the User or determines that the capability is outside the scope of current functionality.

•	Explains the resolution of the incident to a technical peer or is capable of targeting the root technical problem for resolution.

•	Describes the incident in technical terms to an engineer or developer who is responsible for resolution of the incident.

•

Explains the resolution of particular escalated trouble tickets to Cingular’s internal staff members when such an explanation may have the potential for reducing the volume and categories of escalated trouble tickets.

4.1.2.3.	Service Responsibilities

•	Uses and understands all Infospace service features that are available to the User.

4.1.2.4.	Technical Responsibilities

•	Understands and is knowledgeable about problems that may arise during service usage.

•	Understands and is knowledgeable with respect to functionality of supported handset models.

•	Understands and is knowledgeable with email notification systems, the Internet and the World Wide Web.

•

Understands and is knowledgeable with its network operations and is capable of discerning whether an incident is internal to its internal operations before identifying the incident as a trouble ticket for Infospace.

EXHIBIT G – SERVICE LEVEL AGREEMENT

4.1.3.	Incident Handling and Updates

The Infospace Carrier Care Support Services group of Infospace will coordinate incident isolation, testing and repair work within Infospace and all contracted third party systems that are within Infospace’s Span of Control. During the incident isolation and troubleshooting process, Infospace Carrier Care Support Services will communicate incident resolution progress with Cingular based upon the times specified in Table 4. Additionally, Infospace Carrier Care Support Services will proactively inform Cingular when an issue or condition arises that may cause potential system anomalies and be a potential source for the creation trouble tickets.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Infospace Incident Level	Description	Update Method	Update Objectives
Severity 1 (Sev1) Cingular SIR1

Severity 1 problems are conditions that render the service inoperative and the inability to use the service has a critical effect on operations. The condition is generally characterized by complete system failure and requires immediate restoration. Examples of this incident level being attained include:

•   A complete outage of critical service(s)

•   Loss of service or functionality feature that affects *** or more of subscribers

•   A recurring anomaly impacting critical service(s).

•   Inability to provision a service.

		Email and phone	First response within *** First Update within *** Subsequent updates *** or upon change in status. Infospace will update Cingular with the information outlined in Appendix C.

Severity 2 (Sev2) Cingular SIR2

Severity 2 problems are conditions under which the service is partially inoperative, but is still usable. The inoperative portion of the service restricts operations but has a less critical effect than a Severity 1 condition. Examples of this incident level being attained include:

•   Loss of service and/or functionality that affects *** to *** of the subscribers.

•   Loss of the ability to utilize some aspect of product features or functionality.

		Email or phone	First response within *** First update within *** Subsequent updates every *** or upon change in status. Infospace will update Cingular with the information outlined in Appendix C.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Severity 3 (Sev3) Cingular SIR3

Severity 3 problems are generally non-service affecting conditions under which the service is usable and either has no material affect on operations or has very limited affect on operations. The condition is not critical to overall operations, and does not severely restrict such operations. Examples of this incident level being attained include:

•   A minor degradation of the service that affects *** or less of the subscribers.

•   Non-service impacting intermittent system faults.

•   Loss of resources / capacity / traffic measurement function.

•   Loss of reporting functionality.

•   Invalid measurement data.

•   Web interface defects that have little or no impact on a User’s ability to utilize service features and functions.

	Email	First response within *** First update within *** Subsequent updates *** as agreed between the two parties. Infospace will update Cingular with the information outlined in Appendix C.

Table 4, Incident Handling Notification Timetable

4.1.4.	Technical Bridge and Executive Bridge

During the resolution of a service affecting incident, Cingular may establish a Technical Bridge and/or an Executive Bridge for any Incident. Infospace shall join the Technical Bridge upon *** notice from Cingular for Severity 1 issues as noted in Table 5 below. These bridges are used for NOC-to-NOC communication, troubleshooting, triage and escalation. Unless otherwise notified by Cingular, a Technical Bridge or Executive Bridge will be established as follows:

Action	Sev 1	Sev 2	Sev 3
Technical Bridge	*** when reasonably possible)	*** (or sooner upon request from Cingular)	*** (or sooner upon request from Cingular)

Executive Bridge	***	***	N/A

Table 5, Timelines for Technical and Executive Bridges

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

EXHIBIT G – SERVICE LEVEL AGREEMENT

4.1.5.	Escalation Procedures

4.1.5.1.	Infospace Internal Escalation

Escalation procedures are in place at Infospace to manage the resolution of incidents when they occur. If a Severity 1 (Sev1) incident is not resolved within *** of when Infospace was made aware of the problem, the incident will be escalated within Infospace to the dedicated Manager of Production Operations, who will drive escalation and resolution of the incident within Infospace’s Operations and Engineering groups, and ensure that Cingular is kept updated with the incident resolution process. The appropriate Business Development person will also be informed of the occurrence and status of any Sev1 incident.

If the Sev1 incident has not been resolved by the Infospace & Cingular NOC teams within 1 hour, the Director of Commercial Operations will become directly involved with driving the incident to resolution and communicating with the appropriate Cingular personnel. The status of the incident will also be communicated to senior management within Infospace.

4.1.5.2.	Cingular Escalation to Infospace

In the event that Infospace does not respond to Cingular within the times shown in Table 4, Cingular can request that the incident be escalated to the next level, based on the contact information shared between the two companies (see Appendix A for a list of names that are current as of time of the Effective Date). All escalation requests must be initiated through the 7x24 contact information provided in Table 1, and not to the individual directly. Only in the event that the 7x24 representative does not escalate within *** of Cingular’s request, should the appropriate Infospace individual be contacted directly. Cingular must verify that escalation has not taken place prior to calling any Infospace employee directly.

For the purposes of clarification, Table 6 provides escalation timelines for Severity 1 and 2 incidents, based on time after the incident was reported. Severity 3 incidents seldom require escalation but in the event that Cingular believes that Infospace is not addressing the incident in a timely manner, the parties can mutually agree to elevate the priority of the incident, and treat it as a Severity 2 incident.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT G – SERVICE LEVEL AGREEMENT

Escalation Level	Escalation Contact	Severity 1	Severity 2
Level 1	Carrier Specialist	***	***

Level 2	Manager – Production Operations	***	***

Level 3	Director – Commercial Operations	***	***

Table 6, Escalation Timetable

4.1.5.3.	Additional Escalation Information

Infospace and Cingular will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both parties.

Infospace and Cingular will exchange the names and contact information of the personnel who need to be kept informed of progress during the escalation process in Appendix A. Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

4.2.	WAP Handsets for Incident and Problem Management

In order for Infospace to provide the most effective level of support, Cingular agrees to provide Infospace with two (2) testing units for each device type specifically for supporting Incident and Problem Management. Each such device shall be appropriately provisioned and have a valid account and password as to properly access the Cingular network. Each such unit shall be the GA (general availability) version of the handset and should be supplied to Infospace no less than 30 days prior to launch.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

5.	Incident Reporting Process

5.1.	Communicating Incidents

Cingular will communicate incidents to Infospace in the following manner:

•	Phone call to Infospace NOC or sends a trouble ticket to Infospace via email using the email address of ***

•

Infospace sets the initial classification of their internal trouble ticket according to the Cingular notification (see “Mandatory Information” below), unless otherwise agreed between Infospace and Cingular.

•	Infospace will generate a single response for each trouble ticket that is received from Cingular, to confirm receipt of the incident report.

5.1.1.	Mandatory Information for Incident Reporting

For each Cingular originated incident, Cingular will make every effort to provide as much information to Infospace that will facilitate timely problem determination and resolution. Upon notification of the incidents, the required information will be verified. When Infospace has received sufficient information, Infospace will begin resolving the incident and provide feedback to Cingular as described above in Section 5.1 Communicating Incidents.

Cingular will use best efforts to provide Infospace the following information via email for all reported incidents as required:

•	Reference number assigned by Cingular.

•	Infospace Service being used.

•	System Identity number (usually phone number).

•	Time and date of the transaction in question.

•	Description of the incident.

•	Severity of the incident or problem.

•	List of specific steps to reproduce the problem if possible

•	List of those actions taken by Cingular to verify the problem and that Cingular has attempted to resolve the incident.

•	Other comments to provide additional information as needed.

•	All communications that include references to time should be expressed using a 24-hour clock format and should always utilize and reference PST as the standard time zone.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

6.	Infospace Reports

6.1.	Post Mortem Reports

The purpose of the Post-Mortem Report is to outline the known information regarding the incident and possible root causes and to summarize the incident resolution timeline. If known, it will also identify corrective actions to prevent its reoccurrence. Infospace will create a Post-Mortem Report and provide such report to Cingular per Section 2.2.1.

6.2.	Service Level Reporting

Each month, Infospace will provide Cingular with a “Monthly Service Level Report” indicating the service performance for the Services for the previous month (see SLA Monitoring Requirements (Appendix D) below for detailed list of Services associated with this SLA). This report will contain performance reporting for the service performance objectives listed in Appendix D and a summary of the weekly incident response reports described in Section 6.3 for such month.

Infospace shall supply the Monthly Service Level Report no later than the tenth business day of the month following the immediately preceding month. It is agreed that Infospace will work towards publishing the Monthly Service Level Report on the sixth business day starting 6 months from the initial launch of Services.

The Monthly Service Level Report shall include, among other things, the following information related to service availability for the Services listed in Appendix D:

•	Total minutes in the current month

•	Total available minutes for the reported month for each Service

•	Calculated Service Availability, presented as a percentage for each Service

•	Target Service Level Availability for each Service

•	Variance from Target Service Level for each Service

•	Overall Service Level Availability for the Services

The Monthly Service Level Report shall include, among other things, the following information related to latency for the Services listed in Appendix D:

***

The Monthly Service Level Report shall also include, among other things, the following information for the Services listed in Appendix D:

•	Appropriate performance metrics related to processing of 3rd party content feeds

•	Overall Service Level Availability for Infospace contracted Third Party Content Providers

•	Detailed log of all service impacting incidents for the month

•	Service levels achieved for Users of the PC Pages and Users of the Phone Pages as listed in Section 3.3 above.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

6.3.	Open Issues List Reporting

Infospace shall provide a weekly Open Issues Report, to be reviewed jointly with Cingular during the weekly Operations Call. Both parties agree to periodically review the appropriateness of the frequency of the Open Issues Report and Operations Call. This report shall include the following information:

•	Outage report including;

•	Ticket Number

•	Start time

•	End time

•	Resolution

•	Severity level

•	Impact

•	Number of Reported Issues and brief summary of the issues

•	Date that each Reported Issue was opened

•	Current Reported Issue status, and if resolved, the date of the resolution.

•	Total number and description of unresolved issues.

EXHIBIT G – SERVICE LEVEL AGREEMENT

7.	Change Control Management (CCM)

7.1.	Planned Maintenance by Infospace

Infospace will ensure that any planned maintenance events under its Span of Control will be executed in a well-coordinated manner. Proper execution includes notification to Cingular by Infospace Carrier Care Support Services.

7.1.1.	Service Interruptions and Advanced Notification Requirements

Infospace will provide Cingular with *** advance notice (via email) of all planned maintenance activities resulting or potentially resulting in service interruptions that will have a direct impact on the Services unless otherwise mutually agreed by the parties. Infospace may assume that Cingular accepts the scheduled maintenance unless Infospace is advised via email within *** the time of the planned event.

Unless otherwise arranged, Infospace will perform planned service interruptions from *** or as otherwise communicated between the two parties.

***

Please Note: *** Any Infospace unplanned system downtime resulting from a Cingular maintenance activity or otherwise required on account of Cingular’s action(s) or inaction(s), will not be counted against the Infospace SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the Cingular maintenance activities or otherwise required on account of Cingular’s action(s) or inaction(s).

7.1.2.	Communications Related to Planned Maintenance

Infospace notification of planned maintenance will be communicated to Cingular through use of the Maintenance Request Worksheet shown in Appendix B. Infospace will provide official notification to Cingular of the start and end of a planned maintenance activity via email to the contacts identified in Section 4.1.1. During all planned maintenance activities, Cingular will establish a technical bridge for real time communication of status and progress, and Infospace will participate in that technical bridge unless otherwise agreed by both parties.

7.1.3.	Canceling Planned Service Interruptions

In the event of a Cingular emergency, Cingular may cancel the planned service interruption. Cancellation by Cingular may occur only if Cingular notifies Infospace within *** of the scheduled start time of the maintenance window. Any notification of cancellation must come directly from either an Operations Manager or Cingular Team Leader via voice notification by calling *** for local or International calls), with a follow-up email that should be sent to:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT G – SERVICE LEVEL AGREEMENT

7.1.4.	Restrictions Associated with Cingular’s Cancellation

In the event that Cingular cancels a maintenance activity planned by Infospace, as defined in Section 7.1.1 above, and the parties are unable to mutually agree on an alternative schedule, Infospace will not be held to the SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the postponed maintenance activities.

If an alternative schedule is agreed upon, but a failure occurs between the originally approved maintenance window and the rescheduled maintenance window, Infospace will not be held to the SLA services measures for that related outage and/or degradation.

7.1.5.	Planned Service Interruptions by Cingular

Cingular will provide Infospace with advance notice (via email to ***) of all planned maintenance activities requiring support from Infospace. Cingular will make every effort to provide *** advance notice and will provide at a minimum *** advance notice of such activities. Such planned activities will exclude changes to Infospace software and/or configurations as these would require additional notice.

7.1.6.	Unplanned Service Interruptions by Cingular

Cingular will notify Infospace of any unplanned service interruptions via email to Infospace Carrier Care (***) as quickly as is reasonably possible for Cingular.

Infospace will make all reasonable efforts to support Cingular in resolving the issue. Infospace may charge its standard professional services fees for such efforts.

7.1.7.	Splash Page During Maintenance

The parties will cooperate to display a “splash page” during any planned or emergency maintenance that would otherwise result in a TCP timeout from a WAP Gateway and other mutually agreed required maintenance activities requiring customer requests to be blocked whenever reasonably technically feasible. Such a page will be presented to users of both the wired and wireless web access points, to inform them of temporary unavailability of the Services. Service of the splash page does not constitute availability, but is categorized as either planned or unscheduled service interruption (in accordance with Section 7.1). Cingular will provide the static WML/xHTML content to be displayed in the “splash page”.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

7.2.	Capacity Planning Forecasts

To ensure the highest level of service, Infospace requires Cingular at least twice per year to provide a forecast estimating the growth of their customer base (3, 6, 9 and 12 months into the future) and likely service usage. This will allow Infospace to plan the required resources to support the services for Cingular’s customers. If Cingular becomes aware of any material changes that would impact any forecast previously provided to Infospace (e.g., if Cingular has a special promotion plan in which a high number of new customers are anticipated), Infospace must be given 30 days advance notice of any change in the forecast to prepare for such additional capacity. If Cingular fails to provide Infospace with such notice, Infospace will not be held responsible for any failures to the performance objectives that could have been avoided had Infospace received such notice. A forecast provided pursuant to this section is only a forecast and is not a commitment on behalf of Cingular for the forecasted amount.

8.	Financial Consequences of Non-Performance

8.1.	Financial Consequences for Failure to Meet Service Objectives

The following sections define financial penalties for non-performance related to service objectives within the Infospace Span of Control.

These non-performance penalties will apply commencing on the date of commercial launch of the Services. The total financial penalties will be subject to the following Infospace revenue caps.

Period (start date adjusted based on actual launch date)	Month	Cap	Max Net SLA Penalty After Cap (based on min. M3 rev.)
***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

***	***	***	***

Table 7, Penalty Cap Phase-In Schedule

For the purposes of the SLA, Infospace “Total Revenue” shall be calculated as follows: the sum of *** for the applicable month. For further detail regarding the non-performance penalties described below, reference SLA Penalty Calculation Model (Appendix E) below.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

For any month for which there is an Availability and a Latency penalty due for the same period of time, Infospace shall be required to pay only the Availability penalty and the Latency penalty shall be waived when mutually agreed that there was a common or related cause.

Infospace will deduct penalties for non-performance from the subsequent month’s invoice to Cingular for the Services.

8.2.	Service Availability

(a)	Service availability targets apply to Services provided to Cingular as described in the SLA Monitoring Requirements (Appendix D) below and will be reported as required in Section 6 above. Notwithstanding the foregoing, non-performance penalties will apply solely to the WAP portions of the following Services:

Service Area	Penalty Amount (% of Total Revenue)
***	***

***	***

***	***

***	***

Table 8, Service Availability Penalty Calculation

(b)	Subject to Section 8.1, Infospace agrees to pay to Cingular service availability failure fees computed on a monthly basis, as a calculation of (i) plus (ii):

***

Infospace will utilize the most recent and relevant historical user data available for the purpose of determining the percentage of users impacted during periods of unavailability.

8.3.	Service Latency

Service latency targets apply to Services provided to Cingular as described in Appendix D and will be reported as required in Section 6 above. Notwithstanding the foregoing, non-performance penalties will apply solely to the following portions of the Services as further described in Appendix D:

***	***	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

***

Table 9, Latency Penalty Calculation

***

Table 10, Latency Target Ramp

Subject to Section 8.1, Infospace agrees to pay to Cingular excessive latency fees based on performance according to Table 10 above for each month of the SLA reporting period. In the event the monthly latency measurement for a particular Service Area listed in Table 9 above exceeds ***

8.4	***

8.5	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

9	Right to Terminate

(a)	Right to Terminate for Failure to Meet Monthly Service Availability Requirement.

In the event that the monthly service availability target described in Section 3.1 is not met for the Service Areas listed in Section 8.2 above in any three calendar months within any four month period during the Term, then, at the end of any such third failed month, Cingular shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Infospace or to provide Infospace notice of Cingular’s intent to develop a “Get Well Plan.” In the event that Cingular delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Infospace to remedy the applicable performance failures and meet the service availability target set forth in Section 3.1. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

(b)	Right to Terminate for Failure to Meet Latency Requirement.

In the event that the latency requirement described in Section 3.2 is not met for the Service Areas listed in Section 8.3 above in any three calendar months within any four month period, then, at the end of any such third failed month, Cingular shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Infospace or to provide Infospace notice of Cingular’s intent to develop a “Get Well Plan.” In the event that Cingular delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Infospace to remedy the applicable performance failures and meet the service latency target set forth in Section 3.2. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Appendix A – Contact & Escalation List

Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

Infospace Customer Care Contact Information ***

Single Point of Contact Name	Infospace Carrier Care
Title	n/a
Phone	***
Email	***

Second Level Contact Name	***
Title	Manager – Production Operations
Phone	***
Email	***

Third Level Contact Name	***
Title	Director – Commercial Operations
Phone	***
Email	***

Cingular Contact Information

Cingular	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Appendix B – Maintenance Request Worksheet

This Maintenance Request Worksheet is be sent to: ***

1)	Title of Maintenance

2)	Brief Description of Maintenance

-	Scope and full description

-	Cingular service

3)	Maintenance Start Date & Time

4)	Maintenance End Date & Time

5)	Cingular Service Impact

-	Impact to Cingular internal & external customers

-	Explanation of Information Service unavailability

6)	Information Service Impact Assessment (within the scheduled window)

-	Duration in minutes

-	Estimated start/end time of Cingular service impact

7)	Risk Assessment

8)	Partner Maintenance Request Number

9)	Point of Contact

-	Name, telephone numbers

10)	Maintenance Install Team

11)	Update Schedule

-	Cancellation of Maintenance – as soon as possible

-	Start of Maintenance Window

-	Notify when Down Time begins

-	Notify when Information Service is restored (Down Time ends)

-	Notify of Problem

-	Maintenance runs outside window

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Appendix C – Incident Notification

Incident Notification or Trouble Ticket (send to: ***

1)	Title of Incident

2)	Brief Description of Incident
-	Should include scope (Cingular service impacted)

3)	Start Date and Time

4)	Information Service Resolution Date and Time

5)	Duration of Outage

-	Provided at time of restoration

6)	Cingular Information Service Impact

-	Impact to Cingular End Customer

7)	Partner Ticket Number

8)	Partner Severity Level

-	Based on quantified Information Service impact

9)	Technical Action Take to Correct Incident

-	Steps taken to restore Information Service

10)	Initial Root Cause

-	Suspect root cause (brief)
-	Formal RCA for SIR 1 or chronic issues of lower severity

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Appendix D

Cingular M3 SLA Monitor Requirements Summary

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT G – SERVICE LEVEL AGREEMENT

Appendix E—M3 SLA Penalty Calculation Model

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

Project Name Here Business Requirements Date Version 1.0 Developed by: Cingular Wireless 5565 Glenridge Connector Atlanta, GA 30342

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

1. Document Details	88

Document History	88

Project Team	88

2. Overview & Objectives	89

Scope	89

Terminology	89

Workflow	89

Assumptions	89

Constraints	89

3. Architecture & Infrastructure Requirements	90

Operational Requirements	90

Scalability Requirements	90

Security	90

4. General Requirements	91

5. HTML Requirements	92

6. WML Requirements	93

7. Admin Tool Requirements	94

8. Reporting Requirements	95

9. Testing Expectations	96

10. Training Considerations	97

11. Appendix A: Explanation of Requirement IDs	98

12. Appendix B: Work Flow	99

13. Cingular Wireless Approval	100

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

1.	Document Details

Document Author
Location
Marketing Champion

Document History

Date	Author	Revision

Project Team

Name	Responsibilities	Contact Information

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

2.	Overview & Objectives

Include a high level project description here. For example: The project team desires to create a new product that will do x, y and z.

•	Scope

This section should include what systems/sites are affected

•	Terminology

Define any acronyms and/or uncommon terms here.

Term	Definition
BRID	Identification number assigned to requirements in this document for tracking purposes. See Appendix A for a full explanation.

•	Workflow

Describe the current business process workflow and identify any changes in this section. Illustrations should be included in Appendix B: Workflow.

•	Assumptions

Assumptions or dependencies of the requirement are listed here.

•	Constraints

Limitations are listed here.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

3.	Architecture & Infrastructure Requirements

•	Operational Requirements

Operational requirements should be listed here. For example, the site should maintain an uptime of 99.6%, not including scheduled down time…

•	Scalability Requirements

Specify the number of concurrent users to be supported, transaction volume, etc…

•	Security

Does the site need to be on a secure server? If there’s an admin tool, who should have access and how should usernames/passwords be administered?

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

4.	General Requirements

BRID	Requirement

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

5.	HTML Requirements

BRID	Requirement

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

6.	WML Requirements

BRID	Requirement

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

7.	Admin Tool Requirements

BRID	Requirement

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

8.	Reporting Requirements

Give a brief overview of reporting requirements then list specifics in the table. If there are multiple reports, you may repeat this section for each report.

BRID	Requirement

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

9.	Testing Expectations

Highlight particular use case scenarios that may be helpful to users and Quality Assurance personnel who are validating the site’s functionality in the test environment.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

10.	Training Considerations

List groups who will require training and specify what’s needed for each group to conduct training effectively.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

11.	Appendix A: Explanation of Requirement IDs

IDs are assigned to each requirement to facilitate traceability of the requirement throughout the software development lifecycle. The following subsections explain the components of Business Requirement IDs (BRIDs).

A Cingular Wireless-assigned BRID identifies each client-provided Business Requirement. The BRID consists of three components:

The letters BR, to identify the requirement as a Business Requirement

A two- or three-character abbreviation identifying the feature affected by the requirement

A three-digit, unique value assigned to the specific BR.

Thus, a BRID of BR-ECA-010 denotes that

It is a client-provided Business Requirement.

The requirement is associated with the eCare feature.

The requirement has a unique identifier of 010.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

12.	Appendix B: Work Flow

This section should include existing and/or proposed business process flows. This appendix should always appear in the document. If there are no business process flows to be included, please indicate with “Not Applicable”.

EXHIBIT H – BUSINESS REQUIREMENTS TEMPLATE

13.	Cingular Wireless Approval

This section requires sign-off from the Marketing Champion who initiated this project. This sign-off sheet serves the following purposes:

•	Provides a formal review and approval checkpoint for ensuring these documented requirements accomplish their intended purpose.

•	Provides a verification that these business requirements accurately define the objective, scope, and details of the new development or enhancement request.

If the documentation accurately reflects the business requirement, please sign below.

Marketing Champion	Date

EXHIBIT I – CHANGE REQUEST TEMPLATE

Cingular Change Request Submission Form

Date Submitted:	Date Requested By:

Subject of Change:

Affected Interfaces:	☐ HTML Portal ☐ WML Portal ☐ SMS Application ☐ Admin Tool

Type of Change:	☐ Problem ☐ Enhancement

Priority:	☐ Low ☐ Medium ☐ High

Document Author:	Marketing Champion:

I. Objectives

1
2
3
4

II. Assumptions

1
2
3
4

III. Constraints

1
2
3
4

EXHIBIT I – CHANGE REQUEST TEMPLATE

IV.	Requirements

a.	General Requirements
1.	……
2.	….
3.	…

b.	HTML Portal Requirements
1.	….
2.	….
3.	…

c.	WML Portal Requirements
1.	….
2.	….
3.	….

d.	SMS Application Requirements
1.	….
2.	….
3.	….

e.	Admin Tool Requirements
1.	….
2.	….
3.	….

V.	Process Flow

Insert screenshots, flow charts, etc… here.

EXHIBIT J – FORM OF WORK ORDER AND PURCHASE ORDER

Work Order No.

to Second Amended and Restated Wireless Services Agreement #00014249

InfoSpace Mobile, Inc. (“InfoSpace”) will perform the following additional services for Cingular Wireless LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Company”) under the terms and conditions of that certain Second Amended and Restated Wireless Services Agreement #00014249, dated July 22, 2005 between InfoSpace and Company (as amended, the “Agreement”). In consideration of the additional services described below, Company will pay to InfoSpace the amount(s) set forth below on or before the date(s) set forth below.

Task Description	Estimated Completion Date
InfoSpace will (the “Deliverable”).	InfoSpace will use commercially reasonable efforts to complete the Deliverable ___________.

Amount	Due Date
$	Upon completion of the Deliverable, InfoSpace will send an invoice to Company for the fees payable pursuant to this Work Order. Company shall remit payment for such invoice within thirty (30) days of the date of such invoice.

This Work Order is made under and incorporates the terms and conditions of the Agreement. The terms and conditions set forth in this Work Order are in addition to and not in substitution of any terms or conditions set forth in the Agreement. Except as specifically modified by this Work Order, the terms and conditions of the Agreement remain in full force and effect.

InfoSpace Mobile, Inc.	Cingular Wireless LLC

Authorized Signature	Authorized Signature

Printed Name and Title	Printed Name and Title

Date	Date

EXHIBIT J – FORM OF WORK ORDER AND PURCHASE ORDER

Cingular Purchase Order

cingular

CINGULAR WIRELESS & AFFILIATES

PURCHASE ORDER

P.O. NUMBER	REV
DATE OF ORDER	PAGE

THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, PACKING LISTS, AND CARTONS RELATED TO THIS ORDER.

VENDOR:

SHIP TO:

BILL TO:

VENDOR CONTACT	BUYER	REVISED DATE/BUYER
PAYMENT TERMS	SHIP VIA	F.O.B.
FREIGHT TERMS	REQUESTOR	BUYER PHONE

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UOM	UNIT PRICE	EXTENSION	TAX

TOTAL

IMPORTANT: This purchase order and the acceptance are subject to the Cingular terms and conditions. If you do not have a copy please contact the buyer listed on this purchase order. All charges or exceptions to this order must be confirmed in writing.

AUTHORIZED SIGNATURE

CW-PO Rev. (7-2003)

EXHIBIT K – LICENSE AGREEMENT

License Agreement

InfoSpace Mobile, Inc.

and

Cingular Wireless, LLC

Agreement No:

Effective Date:

EXHIBIT K – LICENSE AGREEMENT

Section

1.	Definitions

2.	License; Protection of InfoSpace Software

3.	Delivery of InfoSpace Software; Implementation Plan

4.	Hardware

5.	Certain Obligations of the Parties

6.	Payments

7.	Warranties; Indemnification; Insurance; Limitation of Liability; Taxes

8.	Term and Termination

9.	Intellectual Property

10.	General Provisions

Exhibits

	A.	InfoSpace Software

	B.	Change Request and Acceptance Process

	C.	Support for InfoSpace Software

	D.	System Environment Specifications

	E.	Preliminary Implementation Plan

	F.	Form of Work Order

	G.	Commercial Terms

	H.	Executive Orders and Federal Regulations

	I.	Cingular Purchase Order

EXHIBIT K – LICENSE AGREEMENT

License Agreement

This License Agreement (“Agreement”), effective as of             , 200_ (the “Effective Date”), is made by and between InfoSpace Mobile, Inc., a California corporation and a wholly owned subsidiary of InfoSpace, Inc., with principal offices at 10960 Wilshire Blvd., Suite 800, Los Angeles, CA 90024 (“InfoSpace”), and Cingular Wireless, LLC, a Delaware limited liability company, on behalf of itself and its Affiliates, with principal offices at 5565 Glenridge Connector, Atlanta, GA 30342 (“Cingular”).

RECITALS

This Agreement is entered into with reference to the following facts:

A. InfoSpace and Cingular entered into that certain Second Amended and Restated Wireless Services Agreement #00014249, effective as of July 22, 2005 (the “Services Agreement”).

B. The parties are entering this Agreement pursuant to Section          of the Services Agreement.

C. InfoSpace owns the software listed in the attached Exhibit A (collectively, the “InfoSpace Software”).

D. Cingular wishes to license the InfoSpace Software and to obtain support and other services from InfoSpace as set forth in this Agreement.

E. InfoSpace wishes to license the InfoSpace Software and provide support and other services to Cingular as set forth in this Agreement.

AGREEMENT

The parties agree as follows:

1.	Definitions.

As used herein, the following terms have the following defined meanings:

“Active User” means a User for whom InfoSpace reports three or more Sessions during a calendar month of the Term .

“Affiliate” means an entity that has its principal place of business in the United States or Puerto Rico and that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. Control shall be defined as (i) thirty percent (30%) or more ownership or beneficial interest of income and capital of such entity; (ii) ownership of at least thirty percent (30%) of the voting power or voting equity; or (iii) the exclusive or shared ability to otherwise direct the management policies of such entity by contract or otherwise.

“Agreement” means this License Agreement, including all exhibits hereto.

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“Authorized Operator” means any individual with a need to access the InfoSpace Software in order to perform the activities contemplated by this Agreement who is (i) an employee of Cingular, or (ii) an independent contractor or consultant of Cingular reasonably acceptable to InfoSpace, provided that such independent contractor or consultant has agreed in writing to act in accordance with the obligations of non-disclosure and non-use imposed by this Agreement.

“Documentation” means the documentation, training materials, specifications, notes and technical documents, and materials sufficient to permit Cingular to use the InfoSpace Software.

“Error(s)” means defect(s) in the InfoSpace Software that prevent it from performing in accordance with the Documentation.

“InfoSpace Software” means the software owned by InfoSpace that is listed on Exhibit A, including any updates, new releases or Error corrections thereto.

“Intellectual Property Rights” means any patent, copyright, rights in Trademark, trade secret rights, and other intellectual property or proprietary rights arising under the laws of any jurisdiction.

“Live Date” has the meaning set forth in Section 3.3.

“Object Code” means the computer software code which results from the translation or processing of Source Code by a computer into machine executable or intermediate code, which code is not readily understandable to a human being but is appropriate for execution or interpretation by a computer.

“Person” means any natural person, corporation, partnership, limited liability company or other entity.

“Session” means any use of the Services by a User during any thirty minute period.

“Services” mean the wireless services that will be hosted and made available to Users by Cingular using the InfoSpace Software and third party software, content and applications.

“Source Code” means computer code in high level, human readable language, including comments, and all tools and documentation reasonably necessary to build and/or modify such code.

“System Environment Specifications” has the meaning set forth in Section 2.3.

“Term” has the meaning set forth in Section 8.1.

“Territory” means the United States and Puerto Rico.

“Trademarks” means trademarks, service marks, trade names, proprietary logos or indicia and other source or business identifiers.

“User” means any individual that is authorized by Cingular to access the Services.

“User Data” has the meaning set forth in Section 5.8.

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Any capitalized term used in this Agreement but not defined in this Section 1 shall have the meaning ascribed to such term in this Agreement.

2.	License; Protection of InfoSpace Software.

2.1 InfoSpace Software. Subject to the terms and conditions of this Agreement, InfoSpace hereby grants to Cingular for the Term, a non-exclusive, non-transferable, fully-paid, royalty-bearing, limited license (a) to the InfoSpace Software, in Object Code form, to use solely in connection with providing the Services to Users for personal use within the Territory, and (b) to use the accompanying Documentation in connection with Cingular’s permitted use of the InfoSpace Software. Further, Cingular will have the right to sublicense the foregoing rights to a third party hosting service provider reasonably acceptable to InfoSpace. InfoSpace will notify Cingular of such acceptance or rejection in writing within 15 days of receiving written notification of such third party provider from Cingular.

2.2 Protection of InfoSpace Software. Cingular will protect the InfoSpace Software using the same degree of care Cingular takes to protect its own Confidential Information; provided, however, that, at a minimum, Cingular will:

(a) Not use or permit the use of the InfoSpace Software in any manner other than to provide access to the Services to Users as provided herein;

(b) Retain in strict confidence, and not disclose or otherwise make available, the InfoSpace Software to anyone except Authorized Operators for use pursuant to the terms of this Agreement;

(c) Reproduce (and refrain from removing or destroying) copyright and proprietary rights notices that are placed upon or within the InfoSpace Software;

(d) Not copy or reproduce the InfoSpace Software or the Documentation;

(e) Erase or otherwise destroy, prior to disposing of media, all portions of the InfoSpace Software contained on such media;

(f) Not modify, reverse engineer, disassemble, decompile or otherwise attempt to discover the Source Code of the InfoSpace Software, or use or refer to the InfoSpace Software for the purpose of creating software that provides functionality similar to that provided by the InfoSpace Software, or for any other purpose not expressly provided herein;

(g) Not sublicense the InfoSpace Software or Documentation , or assign any of the rights granted to Cingular under this Agreement except as expressly permitted under this Agreement; and

(h) Notify InfoSpace promptly in writing upon learning of any unauthorized disclosure or use of the InfoSpace Software, and cooperate fully and promptly with InfoSpace to cure any unauthorized disclosure or use of the InfoSpace Software.

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2.3 Operating Environment. Cingular will obtain, configure and maintain the minimum requirements for the computing, network and communications environments in which the InfoSpace Software is intended to operate as specified by InfoSpace in the System Environment Specifications (“SES”), attached hereto as Exhibit D. Among other things, the SES will set forth the hardware and third party software necessary to support the InfoSpace Software. InfoSpace may update the SES from time to time and shall promptly notify Cingular in writing of any such update.

Upon Cingular’s request at any time during the Term and at Cingular’s expense, InfoSpace will use commercially reasonable efforts to determine whether Cingular is in compliance with the SES, provided that InfoSpace shall provide an initial compliance certification to Cingular upon Cingular’s request at no charge and, provided further, that in the event that InfoSpace updates the SES during the Term, InfoSpace will provide Cingular with an additional compliance certification at no charge upon notification from Cingular that Cingular has implemented such update.

2.4 Cingular Acknowledgement. Cingular acknowledges that Cingular will be solely responsible for obtaining all necessary rights to all third party software, hardware, content, applications and other technology required to develop and commercially deploy the Services, provided that InfoSpace will (i) use commercially reasonable efforts to transfer to Cingular its licenses to the third party software listed in Section B(iii) of Exhibit A and (ii) use commercially reasonable efforts to sublicense to Cingular the Web Crawler software as described in Section B(iv) of Exhibit A. In the event that InfoSpace is unable to (x) transfer to Cingular the licenses listed in Section B(iii) of Exhibit A and/or (y) sublicense to Cingular the Web Crawler software, the parties will use good faith efforts to agree to a mutually agreeable solution.

2.5 Nonexclusivity. The parties acknowledge and agree that this Agreement is non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either party from participating in similar business arrangements as those described herein with any Person.

3.	Delivery of InfoSpace Software; Implementation Plan.

3.1 Delivery of InfoSpace Software. InfoSpace will deliver and install the InfoSpace Software and deliver the Documentation to Cingular on amutually agreed upon schedule no later than six months from the Effective Date.

3.2 Implementation Plan. A preliminary Implementation Plan is attached hereto as Exhibit E (the “Preliminary Implementation Plan”). The parties will mutually develop and agree upon a more detailed Implementation Plan within thirty (30) days of the Effective Date that will supersede the Preliminary Implementation Plan (the “Implementation Plan”). Each party will perform its designated tasks and activities described in the Implementation Plan. No act, promise or assurance of either party will modify the terms of the Implementation Plan unless in writing and signed by both parties. The Preliminary Implementation Plan and the Implementation Plan will be Confidential Information of both parties.

3.3 Testing; Commercial Release of Services. The Implementation Plan will include a testing procedure that will set forth a schedule for Cingular to test the InfoSpace Software to confirm that it performs in material compliance with the Documentation. In addition, the Implementation Plan will set forth a mutually agreed timeline for the commercial deployment of the Services that will include the date upon which the Services will be made commercially available by Cingular to Users (the “Live Date”).

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4.	Hardware.

4.1 Hardware Specifications. Cingular will obtain, configure and install the hardware set forth in the SES in accordance with the specifications set forth in the SES. InfoSpace will deliver the hardware referred to in Section 4(a) of the Services Agreement to Cingular. Cingular shall pay any fees or other costs associated with such delivery and the transfer to Cingular of any service agreements related to such hardware.

4.2 Installation of Hardware. Upon Cingular’s request, InfoSpace will install at Cingular’s designated location(s) those items of hardware designated in the Implementation Plan as to be installed by InfoSpace, if any. InfoSpace will invoice Cingular for the installation charges, computed at InfoSpace’s then-current standard rates, and Cingular will pay the invoice amount(s) within forty-five (45) days of the date of invoice. Cingular will be responsible for the installation of all other hardware.

4.3 Remote Access to Hardware. Cingular will provide remote network access to the hardware, including providing to InfoSpace the necessary security information to access the hardware through a Virtual Private Network (VPN), or equivalent means of access for the purposes of monitoring and providing support services related to the InfoSpace Software.

5.	Certain Obligations of the Parties.

5.1 Support. Exhibit C sets forth the parties’ respective obligations with respect to the support of the InfoSpace Software. Cingular will allow InfoSpace personnel to implement and/or will cooperate with InfoSpace upon its request in the implementation of any bug fixes, updates or Error corrections to the InfoSpace Software, or any other support services prescribed to InfoSpace on Exhibit C. Except as specifically stated on Exhibit C or approved in advance and in writing by InfoSpace, no Cingular or third party personnel will have access to the InfoSpace Software. To the extent any Cingular personnel has access to the InfoSpace Software pursuant to Exhibit C, such individuals will not participate in the development of any software that provides functionality similar to that provided by the InfoSpace Software for the Term of this Agreement and for two years thereafter. Cingular will pay InfoSpace the Support Fees set forth on Exhibit G for the support services rendered by InfoSpace hereunder.

5.2 Technical Cooperation. Each party will provide reasonable technical cooperation to the other party in order to install and operate the InfoSpace Software. In addition to performing the tasks assigned to Cingular in the Implementation Plan and this Agreement, Cingular agrees to provide InfoSpace with timely access to Cingular’s facilities and systems in accordance with Section 10.1 and to assist InfoSpace to the extent reasonably necessary for InfoSpace personnel to perform InfoSpace’s obligations under the Implementation Plan and this Agreement, including but not limited to: (i) assigning and making available for the duration of the implementation a sufficient number of Cingular personnel to perform Cingular’s obligations under the Implementation Plan and this Agreement; (ii) the timely completion of all set-up activities for which Cingular is responsible; (iii) providing and updating all relevant information reasonably necessary for InfoSpace to perform its obligations; and (iv) establishing and maintaining the system environment described in the SES.

5.3 Project Management. Each party will appoint a single primary point of contact for project management and coordination. This individual will be responsible for coordinating internal teams and activities associated with the deployment of the InfoSpace Software; prioritizing issues and change requests; providing internal communication of project schedule and status; and coordinating meetings and other joint activities between the parties.

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5.4 Training. InfoSpace will, as requested by Cingular, provide training with respect to the operation and use of the InfoSpace Software on a schedule and terms, and at a location to be mutually agreed upon by the parties.

5.5 Publicity. The parties may work together to issue publicity and/or general marketing communications concerning their relationship and other mutually agreed-upon matters, provided, however, that neither party will have any obligation to do so. Neither party will issue any such publicity or general marketing communications concerning their relationship without the prior written consent of the other party, which shall not be unreasonably withheld or delayed.

5.6 Work Orders. Unless otherwise agreed, the parties will use the process described in Exhibit B for all modifications to the InfoSpace Software. Unless otherwise agreed, the parties shall use the form attached hereto as Exhibit F (the “Work Order”) to document any work related to modifications to the InfoSpace Software . The Work Order shall set forth the work to be performed, the associated fees for such work, and any other applicable terms and conditions. InfoSpace will perform the tasks set forth on each Work Order and will use commercially reasonable efforts to complete such tasks according to the estimated timeline (if any) set forth on each such Work Order. Cingular will cooperate with InfoSpace and provide such assistance as InfoSpace may reasonably request to fulfill its obligations under each such Work Order. InfoSpace’s obligation to complete the tasks specified in each such Work Order by the corresponding dates (if any) will be subject to InfoSpace’s receipt from Cingular of all necessary technical specifications by the date set forth in each such Work Order for delivery of such materials, or if no date is set forth, by a date to be mutually agreed by the parties.

Notwithstanding the above, no Work Order is authorized until InfoSpace is in receipt of a Cingular issued Purchase Order, the form of which is attached hereto as Exhibit J (a “Purchase Order”). All Purchase Orders issued by Cingular hereunder shall include the corresponding Work Order as an attachment. If the terms of the Purchase Order are materially different than the terms of the Work Order, InfoSpace may reject the Purchase Order.

All Work Orders and Purchase Orders will be made under and incorporate the terms and conditions of this Agreement. The terms and conditions referenced on the form of the Purchase Order shall not apply to any Purchase Order issued in connection with this Agreement.

5.7 Other Requirements. InfoSpace and Cingular shall fulfill their respective obligations set forth in the Exhibits.

5.8 Use of User Data. To the extent that InfoSpace receives or has access to any personally-identifiable User data (including, but not limited to, customer proprietary network information, profiles, User usage data and other data resulting from User use of the Services) (collectively, “User Data”), Cingular retains all rights to, and is the sole owner of, all User Data. InfoSpace will treat all User Data as Cingular Confidential Information pursuant to Section 10.4 of this Agreement. InfoSpace will not use or disseminate or authorize the use or dissemination of any User Data for any purpose other than in connection with the performance of InfoSpace’s obligations under this Agreement, without Cingular’s advance written permission, which may be withheld in Cingular’s sole discretion.

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6.	Payments.

6.1 Fees and Payments. Cingular shall pay to InfoSpace the License Fees and Support Fees set forth on Exhibit G in accordance with the terms and conditions of this Agreement and as set forth on Exhibit G. All payments to InfoSpace by Cingular shall be preceded by an invoice from InfoSpace. Subject to Section 6.2, Cingular shall pay InfoSpace in accordance with the amounts stated on any invoice delivered under this Agreement within forty-five (45) days of the date of the invoice. All payments from Cingular will state the corresponding invoice number.

6.2 Remuneration; Collection. Cingular shall pay to InfoSpace the amounts as set forth on Exhibit G. Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. Unless explicitly stated on Exhibit G, all amounts payable under this Agreement are denominated in United States dollars and each party will pay all amounts payable under this Agreement in lawful money of the United States. In the event of a disputed amount on any invoice, the billed party shall notify the billing party of its dispute in writing within forty-five (45) days of receipt of invoice, setting forth the reasons therefor. The billing party will respond within thirty (30) days of receipt of the billed party’s notice of dispute, at which time either (a) the billing party will agree with the claim and will waive payment, or (b) the parties will agree to meet to resolve the dispute within a reasonable period of time. During this process, InfoSpace does NOT have the right to suspend the license of or the support for the InfoSpace Software. The non-prevailing party will be responsible for all reasonable expenses (including attorney fees) incurred by the prevailing party in any action brought for the collection of past due amounts payable under this Agreement.

6.3 Records and Audit. During the Term, each party shall maintain accurate records of fees received and calculations of the fees payable to the other party pursuant to this Agreement. Either party, at its expense, and upon thirty (30) business days’ advance written notice to the other party, shall have the right to examine or audit such records in order to verify the amounts owed to either party under this Agreement. Any such audit will be conducted, to the extent possible, during normal business hours and in a manner that does not interfere with the ordinary business operations of the audited party.

7.	Warranties, Indemnification, Insurance; Limitation of Liability; Taxes.

7.1 Warranties.

(a)	Each party represents and warrants to the other party that:

1) It has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; its execution of this Agreement and performance of its obligations hereunder, do not and will not violate, breach, or result in a default of any contract, lease, or other agreement to which it is a party or by which it is bound, any of which violations, breaches, or defaults could reasonably be expected to have a material adverse effect on the ability of such party to perform its obligations hereunder;

2) Its execution of this Agreement and performance of its obligations hereunder, do not and will not conflict with the articles of incorporation or by-laws (or other governing instruments) of such party;

3) When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and

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4) it will comply with all then-current applicable laws, rules, and regulations in connection with the exercise of its rights and obligations under this Agreement (including, without limitation, any related to individual privacy).

(b)	InfoSpace represents and warrants to Cingular that:

1) The InfoSpace Software does not infringe, or otherwise violate or misappropriate any copyright, patent, trade secret, or other propriety right(s) held by any third party;

2) Provided that the InfoSpace Software is operated by or on behalf of Cingular in accordance with the SES, the InfoSpace Software will perform substantially as described in the applicable Documentation;

3) The InfoSpace Software does not include or contain any timer, clock, counter, or other routine or design which causes the InfoSpace Software to be erased, or to become inoperable or otherwise incapable of being used in the full manner for which it was designed and licensed;

4) To its knowledge, there are no actions, suits, or proceedings, pending or threatened, which will have a material adverse effect on InfoSpace’s ability to fulfill its obligations under this Agreement;

5) Any services provided hereunder by InfoSpace will be performed in a professional manner, and with the care, skill and diligence, and in accordance with the applicable standards, currently recognized in InfoSpace’s profession or industry; and

6) The InfoSpace Software has year 2000 capability. Year 2000 capability means that the InfoSpace Software will:

(i) Read, compute, store, process, display and print data involving dates, including single century and multi-century formulas, and will not cause computational, display, storage or other errors resulting from the liability to accurately or correctly handle dates, including, but not limited to, year 2000 and February 29, 2000; and

(ii) Include the indication of century in all date-related user interface functionality, data fields, and generated code.

7.2 Indemnification.

(a)

Cingular will defend, indemnify and hold harmless InfoSpace, and its respective directors, officers, employees and agents, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys’ fees) arising out of or in connection with any third-party claim alleging (i) any breach of Cingular’s representations or warranties or covenants set forth in this Agreement or (ii) that the Services (excluding the InfoSpace Software) contain any material that is obscene, libelous or defamatory, or violates the rights of any third party, or violates any law or regulation, or infringes any Intellectual Property Rights of any third party. InfoSpace agrees that Cingular shall have sole and exclusive control over the defense and settlement of any such third party claim. However, Cingular

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shall not acquiesce to any judgment or enter into any settlement that adversely affects InfoSpace’s rights or interests without the prior written consent of InfoSpace. InfoSpace shall promptly notify Cingular of any such claim of which it becomes aware and shall: (a) at Cingular’s expense, provide reasonable cooperation to Cingular in connection with the defense or settlement of any such claim; and (b) at InfoSpace’s expense, be entitled to participate in the defense of any such claim.

(b)	InfoSpace will defend, indemnify and hold harmless Cingular, and its respective directors, officers, employees and agents, from and against any and all claims, costs, losses, damages, judgments and expenses (including reasonable attorneys’ fees) arising out of or in connection with any third-party claim alleging (i) any breach of InfoSpace’s representations or warranties or covenants set forth in this Agreement or (ii) that the InfoSpace Software violates the rights of any third party, or violates any law or regulation, or infringes any Intellectual Property Rights of any third party. Cingular agrees that InfoSpace shall have sole and exclusive control over the defense and settlement of any such third party claim. However, InfoSpace shall not acquiesce to any judgment or enter into any settlement that adversely affects Cingular’s rights or interests without the prior written consent of Cingular. Cingular shall promptly notify InfoSpace of any such claim of which it becomes aware and shall: (a) at InfoSpace’s expense, provide reasonable cooperation to InfoSpace in connection with the defense or settlement of any such claim; and (b) at Cingular’s expense, be entitled to participate in the defense of any such claim.

(c)	In the event that either party, after notification of any claim for which such party is responsible, does not assume the defense of such action, such party will reimburse the other party for all reasonable costs incurred by such other party in the defense of the claim, including, but not limited to, reasonable attorneys’ fees.

7.3 Infringement. Without limiting InfoSpace’s other obligations under Section 7.2(b), if an injunction or order is obtained against Cingular’s use of the InfoSpace Software (or any portion thereof) as contemplated by this Agreement or if, in InfoSpace’s opinion, the InfoSpace Software (or any portion thereof) is or is likely to become the subject of a claim of infringement, InfoSpace will, at its expense:

(i) procure for Cingular the right to continued use of the InfoSpace Software (or portion thereof) under this Agreement; or

(ii) after consultation with Cingular, replace or modify the InfoSpace Software (or portion thereof) under this Agreement such that it is non-infringing and still meets the requirements of this Agreement to Cingular’s satisfaction; or

(iii) remove such infringing InfoSpace Software and reduce any License Fees attributable to such software.

Cingular will not be liable to InfoSpace for License Fees for the InfoSpace Software after the date that InfoSpace no longer provides the InfoSpace Software to Cingular as a result of actual or claimed infringement.

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7.4 Insurance. As of the Effective Date, InfoSpace maintains and will maintain the insurance coverage set forth below:

Commercial General Liability:

Combined Single Limit	$1,000,000 per occurrence

General Aggregate	$2,000,000 per policy period

Products/Completed Operations Aggregate	$2,000,000 per policy period

Internet Professional Liability:

Data Processor’s Errors and Omissions Coverage or similar coverage	$1,000,000 per occurrence/aggregate

Information Technology Products Insurance	$1,000,000 per occurrence

Personal Injury/Advertising	$1,000,000 per occurrence

Umbrella Policy:

$20,000,000 per occurrence

$20,000,000 for products/completed operations aggregate

$20,000,000 general aggregate

Worker’s Compensation:

$1,000,000 bodily injury by accident

$1,000,000 bodily injury by disease

InfoSpace has provided and shall provide upon request a Certificate of Insurance to Cingular showing coverage and limits not less than the minimum amounts shown herein. Such insurance coverage shall have an A-VII or better rating, as rated in the A.M. Best Key Ratings Guide for Property and Casualty Insurance Companies.

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All certificates and policies shall include a provision whereby Cingular must be given thirty (30) days advance written notice of the insurer’s intention not to renew such policy(ies) or to cancel, replace or alter the same by reducing the required coverage.

7.5 Limitation of Liability; Disclaimer of Warranties.

(a) Limitation of Liability. EXCEPT FOR (A) CONFIDENTIALITY OBLIGATIONS; OR (B) THE INDEMNITY AND INFRINGEMENT INDEMNITY OBLIGATIONS OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOSS OF REVENUE OR PROFIT IN CONNECTION WITH THE PERFORMANCE OR FAILURE TO PERFORM THIS AGREEMENT, REGARDLESS OF WHETHER SUCH LIABILITY ARISES FROM BREACH OF CONTRACT, TORT, OR ANY OTHER THEORY OF LIABILITY. EXCEPT FOR THE INFRINGEMENT INDEMNITY OBLIGATIONS OF THIS AGREEMENT, EACH PARTY’S LIABILITY UNDER THIS AGREEMENT WILL NOT EXCEED ***

(b) Disclaimer of Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE), AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY CLAIM IN TORT (INCLUDING NEGLIGENCE), IN EACH CASE, REGARDING ANY SERVICES OR SOFTWARE PROVIDED UNDER THIS AGREEMENT. EXCEPT AS SET FORTH IN THIS AGREEMENT, CINGULAR ACKNOWLEDGES THAT INFOSPACE MAKES NO WARRANTY THAT THE INFOSPACE SOFTWARE IS FREE FROM ERRORS, DEFECTS, DESIGN FLAWS OR OMISSIONS.

7.6 Warranty Conditions. With respect to the InfoSpace Software, all warranties and remedies herein are conditioned upon satisfaction of each of the following conditions:

(a) Cingular may not modify the InfoSpace Software;

(b) The InfoSpace Software must be operated in accordance with the SES and consistent with the Documentation;

(c) Cingular must provide InfoSpace with access to the InfoSpace Software and all related third party software and hardware, as necessary to correct or repair any condition that causes a breach of the warranty;

(d) Cingular must accept, or coordinate the installment of, any updates, bug fixes, and corrections to Errors or other solutions provided by InfoSpace to rectify any breach of warranty;

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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(e) Customer has not installed unauthorized software onto the hardware operating the InfoSpace Software; and

(f) The InfoSpace Software has not been altered or damaged by accident, neglect misuse or other abuse by Cingular.

7.7 Taxes.

(a) InfoSpace may invoice Cingular the amount of any federal excise taxes or state or local sales taxes imposed upon the sale of material or provision of services as separate items, if applicable, listing the taxing jurisdiction imposing the tax. Installation or labor charges must be separately stated. Cingular agrees to pay all applicable taxes to InfoSpace that are stated on and that relate to the materials or services included on that invoice. InfoSpace agrees to remit taxes to the appropriate taxing authorities.

(b) InfoSpace agrees to pay, and to hold Cingular harmless from and against, any penalty, interest, additional tax, or other charge that may be levied or assessed as a result of the delay or failure of InfoSpace, for any reason, to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by InfoSpace. InfoSpace agrees to pay and to hold Cingular harmless from and against any penalty or sanction assessed as a result of InfoSpace doing business with any country subject to U.S. trade restrictions.

(c) Upon Cingular’s request, the parties shall consult with respect to the basis and rates upon which InfoSpace shall pay any taxes for which Cingular is obligated to reimburse InfoSpace under this Agreement. If Cingular determines that in its opinion any such taxes are not payable or should be paid on a basis less than the full price or at rates less than the full tax rate, InfoSpace shall make payment in accordance with such determinations and Cingular shall be responsible for such determinations. If collection is sought by the taxing authority for a greater amount of taxes than that so determined by Cingular, InfoSpace shall promptly notify Cingular. InfoSpace shall cooperate with Cingular in contesting such determination, but Cingular shall be responsible and shall reimburse InfoSpace for any tax, interest, or penalty in excess of its determination. If Cingular desires to contest such collection, Cingular shall promptly notify InfoSpace. If Cingular determines that in its opinion it has reimbursed InfoSpace for sales or use taxes in excess of the amount that Cingular is obligated to reimburse InfoSpace, Cingular and InfoSpace shall consult to determine the appropriate method of recovery of such excess reimbursements. InfoSpace shall credit any excess reimbursements against tax reimbursements or other payments due from Cingular if and to the extent InfoSpace can make corresponding adjustments to its payments to the relevant tax authority. At Cingular’s request, InfoSpace shall timely file any claims for refund and any other documents required to recover any other excess reimbursements, and shall promptly remit to Cingular all such refunds (and interest) received.

(d) If any taxing authority advises InfoSpace that it intends to audit InfoSpace with respect to any taxes for which Cingular is obligated to reimburse InfoSpace under this Agreement, InfoSpace shall (1) promptly so notify Cingular, (2) afford Cingular an opportunity to participate on an equal basis with InfoSpace in such audit with respect to such taxes and (3)

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keep Cingular fully informed as to the progress of such audit. Each party shall bear its own expenses with respect to any such audit, and the responsibility for any additional tax, penalty or interest resulting from such audit shall be determined in accordance with the applicable provisions of this Section 6.6. InfoSpace’s failure to comply with the notification requirements of this Section 6.6 shall relieve Cingular of its responsibility to reimburse InfoSpace for taxes only if InfoSpace’s failure materially prejudiced Cingular’s ability to contest imposition or assessment of those taxes.

(e) Cingular shall be solely responsible for all taxes imposed in connection with the sale of the Services to Users.

8.	Term and Termination.

8.1 Term. The term of this Agreement will commence on the Effective Date and, unless earlier terminated pursuant to the terms of this Agreement, will end

(a) in the event that this License Agreement was entered pursuant to Section 4(b) of the Services Agreement, on the first anniversary of the Effective Date (the “ Term”); or

(b) in the event that this License Agreement was entered pursuant to Section 7.2 of the Services Agreement, on a date determined by Cingular in its sole discretion (the “Term”), provided that the Term will not exceed six months.

8.2 Termination for Breach. Either party may terminate this Agreement upon not less than thirty (30) days’ prior written notice to the other party of any material breach hereof by such other party, provided that such other party has not cured such material breach within such thirty (30) day period.

8.3 Return of Materials to InfoSpace. Upon expiration or termination of this Agreement, Cingular will, at InfoSpace’s option, immediately destroy or return to InfoSpace (a) all copies of the InfoSpace Software; (b) all copies of the System Environment Specifications and any portion thereof in its possession or under its control; and (c) all InfoSpace Confidential Information in its possession or under its control.

8.4 Effect of Termination. Upon expiration or termination of this Agreement for any reason, all rights and obligations of the parties under this Agreement will be extinguished, except that: (a) all accrued payment obligations hereunder will survive such termination or expiration; and (b) the rights and obligations of the parties under Sections 6, 7.2, 7.3, 7.5, 7.6, 7.7, 8, 9, 10.2, 10.4, 10.7, 10.8, and 10.10 through 10.15 will survive any termination or expiration of the Term.

9.	Intellectual Property.

9.1 InfoSpace Software. As between the parties, InfoSpace reserves and retains all right, title and interest in and to the InfoSpace Software, including all Intellectual Property Rights associated therewith. Except as specifically set forth in this Agreement, no license, or title to, or ownership of any of the InfoSpace Software is granted or otherwise transferred to Cingular or any other Person under this Agreement.

9.2 Further Assurances. Each party will take, at the other party’s expense, such action (including, without limitation, execution of affidavits or other documents) as the other party may reasonably request to effect, perfect or confirm such other party’s ownership interests and other rights as set forth in this Section 9.

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9.3 No Joint Development; Enhancements. The parties contemplate that there will be no joint development of Intellectual Property under this Agreement. The parties shall not engage in joint development except as they may separately agree, in writing, in advance. Further, in no event will enhancements, adaptations, improvements, modifications and/or derivative works (“Enhancements”) created from one party’s pre-existing Intellectual Property be considered to be jointly owned by the parties, regardless of which party creates the Enhancement, it being understood that, subject to any licenses granted herein, such Enhancements will be the sole and exclusive property of the owner of the Intellectual Property upon which such Enhancements are based.

9.4 Restrictions. Neither party will have any rights to any materials, content or technology provided by the other party hereunder, except as specifically provided in this Agreement, and neither will alter, modify, copy, edit, format, translate, create derivative works of or otherwise use any materials, content or technology provided by the other party except as explicitly provided for herein, or as approved in advance, in writing, by the other party.

10.	General Provisions.

10.1 Access.

(a)	When appropriate, InfoSpace shall have reasonable access to Cingular’s premises or the premises of any third party that hosts the InfoSpace Software during normal business hours and at such other times as may be agreed upon by the parties in order to enable InfoSpace to perform its obligations under this Agreement. InfoSpace shall coordinate such access with Cingular’s designated representative prior to visiting such premises. InfoSpace insures Cingular that only persons employed by InfoSpace or subcontracted by InfoSpace will be allowed to enter Cingular’s premises. If Cingular requests InfoSpace or its subcontractor to discontinue furnishing any person provided by InfoSpace or its subcontractor from performing work on Cingular’s premises, InfoSpace shall immediately comply with such request. Such person shall leave Cingular’s premises promptly and InfoSpace shall not furnish such person again to perform work on Cingular’s premises without Cingular’s written consent. The parties agree that, where required by governmental regulations, it will submit satisfactory clearance from the U.S. Department of Defense and/or other federal, state, or local authorities.

(b)	Cingular may require InfoSpace or its representatives, including employees and subcontractors, to exhibit identification credentials, which Cingular may issue in order to gain access to Cingular’s premises for the performance of services. If, for any reason, any InfoSpace representative is no longer performing such services, InfoSpace shall promptly inform Cingular. Notification shall be followed by the prompt delivery to Cingular of the identification credentials, if issued by Cingular, or a written statement of the reasons why said identification credentials cannot be returned.

(c)

InfoSpace shall use commercially reasonable efforts to insure that its representatives, including employees and subcontractors, while on or off Cingular’s premises, will (i) protect Cingular’s materials, buildings, and structures, (ii) not interfere with Cingular’s business operations, and (iii) perform services with care and due regard for the safety, convenience,

EXHIBIT K – LICENSE AGREEMENT

and protection of Cingular, its employees, and property and in full conformance with the policies specified in the Cingular Code of Conduct, which prohibits the possession of a weapon or an implement which can be used as a weapon (a copy of the Cingular Code of Conduct is available upon request).

(d)	InfoSpace shall be responsible for insuring that all persons furnished by InfoSpace work harmoniously with all others when on Cingular’s premises.

10.2 Dispute Resolution.

(a)	The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between key representatives of the parties, before resorting to other remedies available to them.

(b)	If a controversy or claim should arise which is not settled as specified in sub Section (a) above, representatives of each party who are authorized to resolve the controversy or claim will meet at a location designated by Cingular, at least once, and will attempt to, and are empowered to, resolve the matter. Either representative may request this meeting within fourteen (14) days of such request (the “First Meeting”).

(c)	Unless the parties otherwise agree, if the matter has not been resolved within twenty-one (21) days of the First Meeting, the representatives shall refer the matter to Senior Executives, who shall have full authority to settle the dispute (herein called the “Senior Executives”). The Senior Executives will make commercially reasonable efforts to meet for negotiations within fourteen (14) days of the end of the twenty-one (21) day period referred to above, at a site designated by Cingular. Three (3) business days prior to this scheduled meeting, the parties shall exchange memoranda stating the issue(s) in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents.

(d)	If more than one meeting is held between the Senior Executives, the meeting shall be held in rotation at the offices of InfoSpace and Cingular.

(e)	If the matter has not been resolved within thirty (30) days of the First Meeting of the Senior Executives (which period may be extended by mutual agreement), the parties will attempt in good faith to resolve the controversy or claim via non-binding mediation in accordance with the American Arbitration Association’s rules for Mediation of Business Disputes.

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10.3 Compliance with Laws. Both parties shall comply with all applicable federal, state, county, and local rules, including without limitation, all statutes, laws, ordinances, regulations and codes (“Laws”). Conversely, nothing set forth in this Agreement, including Exhibit H, is intended to contractually obligate either party to comply with any Laws that otherwise are not applicable to it. The parties’ obligation to comply with all applicable Laws includes the procurement of permits, certificates, approvals, inspections, and licenses, when needed, in the performance of this Agreement. InfoSpace further agrees to comply with the Executive and Federal regulations, to the extent such regulations are applicable, as set forth in Exhibit H. The parties further agree that each is solely and exclusively responsible for any liability for its own noncompliance with any applicable Laws and each party shall defend, indemnify, and hold the other party harmless from and against such liability.

10.4 Confidentiality.

Each party, which receives proprietary and/or confidential information of the other party (the “Receiving Party”), shall retain in confidence the terms of this Agreement, and all other non-public information and know-how of the other party disclosed or acquired by the Receiving Party pursuant to or in connection with this Agreement which is either designated as proprietary and/or confidential or by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential (“Confidential Information”); provided that each party may disclose Confidential Information to its immediate legal and financial consultants and to any Affiliates (and its employees) with a need to know arising as a result of this Agreement, in the ordinary course of its business. Each party agrees to use commercially reasonable efforts to protect Confidential Information of the other party, and in any event, to take precautions at least as great as those taken to protect its own confidential information of a similar nature. The foregoing restrictions shall not apply to any information that: (a) was known by the Receiving Party prior to disclosure thereof by the other party; (b) was in or entered the public domain through no fault of the Receiving Party; (c) is disclosed to the Receiving Party by a third party, until such time as notified by the other party that such third party was not legally entitled to make such disclosure without violation of an obligation of confidentiality; (d) is required to be disclosed by applicable laws or regulations (but in such event, only to the extent required to be disclosed); or (e) is independently developed by the Receiving Party without reference to any Confidential Information of the other party. Upon request of the other party, each party shall return to the other all materials, in any medium, which contain, embody, reflect or reference all or any part of any Confidential Information of the other party. Each party acknowledges that breach of this provision by it would result in irreparable harm to the other party, for which money damages would be an insufficient remedy, and therefore that the other party shall be entitled to seek injunctive relief to enforce the provisions of this Section 10.4. Without limitation and subject to Section 5.8(d), Confidential Information includes User Data (Section 5.8).

10.5 Independent Contractors

10.5.1 InfoSpace hereby represents and warrants to Cingular that:

(f)	InfoSpace is engaged in an independent business and will perform all obligations under this Agreement as an independent contractor and not as the agent or employee of Cingular;

(g)	InfoSpace’s personnel performing services under this Agreement shall be considered solely the employees of InfoSpace and not employees or agents of Cingular;

EXHIBIT K – LICENSE AGREEMENT

(h)	InfoSpace has and retains the right to exercise full control of and supervision over the performance of such services and full control over the employment, direction, assignment, compensation, and discharge of all personnel performing such services;

(i)	InfoSpace is solely responsible for all matters relating to compensation and benefits of all InfoSpace’s personnel who perform such services. This responsibility includes, but is not limited to, (1) timely payment of compensation and benefits, including, but not limited to, overtime, medical, dental, and any other benefit, and (2) all matters relating to compliance with all employer obligations to withhold employee taxes, pay employee and employer taxes, and file payroll tax returns and information returns under local, state, and federal income tax laws, unemployment compensation insurance and state disability insurance tax laws, and social security and Medicare tax laws, and all other payroll tax laws or similar laws (all collectively hereinafter referred to as “Payroll Tax Obligations”) with respect to all InfoSpace personnel providing services; and

(j)	InfoSpace will indemnify, defend, and hold Cingular harmless from all liabilities, costs, expenses, and claims related to InfoSpace’s failure to comply with any of the above provisions.

10.5.2 Cingular and InfoSpace are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, franchise or agency relationship between Cingular and InfoSpace. Neither party has any authority to enter into agreements of any kind on behalf of the other party and Cingular will not attempt to or create any license, warranty or other obligation, express or implied, on behalf of InfoSpace or any of its affiliates.

10.6 Assignment; Merger. Neither party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the parties and their respective successors and assigns.

10.7 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its choice of law rules.

10.8 Nonwaiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

10.9 Force Majeure. Neither party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, epidemics, riots, wars, fires, earthquakes, transportation contingencies, strikes, or other catastrophes or occurrences, each of which are beyond such party’s reasonable control, provided such default or breach is not directly or indirectly the result, in whole or in part, of its fault or negligence.

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10.10 Notices. Any notice or other communication required or permitted to be given hereunder shall be given in writing and delivered in person, mailed via confirmed facsimile or e-mail, or delivered by recognized courier service, properly addressed and stamped with the required postage, to the applicable party at its address specified below and shall be deemed effective upon receipt. Either party may from time to time change the individual to receive notices or its address by giving the other party notice of the change in accordance with this section.

Addresses for notices:

To Cingular:	To InfoSpace:

Cingular Wireless LLC	InfoSpace, Inc.
5565 Glenridge Connector	601 108th Ave., NE, Suite 1200
Atlanta, GA 30342	Bellevue, WA 98004
Attn: VP SCM	Attn: EVP, Technology and Operations
Cc: Chief Counsel SCM	Fax: (425) 201-6110

However, invoices should be mailed to: Cingular Wireless LLC 5565 Glenridge Connector Atlanta, GA 30342 Attention: Data Products***

In addition, an additional copy of any notice of change of address, or of termination or any alleged breach of this Agreement, shall be thus sent to the applicable party at the following address:

To Cingular:	To InfoSpace:

Cingular Wireless LLC	InfoSpace, Inc.
5565 Glenridge Connector	601 108th Ave. NE, Suite 1200
Atlanta, GA 30342	Bellevue, WA 98004
Attention: Chief Counsel SCM	Attention: General Counsel
Fax: (425) 201-6110

10.11 Savings. In the event any provision of this Agreement shall for any reason is held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect.

10.12 Integration. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements or negotiations between InfoSpace, Inc., InfoSpace and Cingular concerning the subject matter hereof, and cannot be amended except in writing signed by InfoSpace and Cingular. In the event of a conflict or inconsistency between any exhibit made a part of this Agreement and the remainder of this Agreement, such exhibit shall govern. Further, in the event of a conflict or inconsistency between a Work Order and the corresponding Purchase Order, the Purchase Order will govern.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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10.13 Counterparts; Electronic Signature. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of the Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. “Transmitted Copies” will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

10.14 Conflict of Interest. InfoSpace represents and warrants that no officer, director, employee, or agent of Cingular has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from InfoSpace or any of InfoSpace’s officers, directors, employees, or agents in connection with the obtaining, arranging, or negotiation of this Agreement or other documents entered into or executed in connection with this Agreement.

10.15 Construction and Interpretation.

(a) The language of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties agree that this Agreement has been prepared jointly and has been the subject of arm’s length and careful negotiation. Each party has been given the opportunity to independently review this Agreement with legal counsel and other consultants, and each party has the requisite experience and sophistication to understand, interpret, and agree to the particular language of the provisions. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, the drafting of the language of this Agreement shall not be attributed to either party.

(b) Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The use of the word “include” shall mean “includes, but is not limited to.” The singular use of words shall include the plural use and vice versa.

(c) Cumulative Remedies: Except as specifically identified as a party’s sole remedy, any rights of cancellation, termination, liquidated damages, or other remedies prescribed in this Agreement are cumulative and are not exclusive of any other remedies to which the injured party may be entitled. Neither party shall retain the benefit of inconsistent remedies.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the Effective Date.

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Cingular Wireless, LLC on behalf of itself and its Affiliates	InfoSpace Mobile, Inc.

By (signature)	By (signature)

Name	Name

Title	Title

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EXHIBIT A - LIC

INFOSPACE SOFTWARE

A.	The Infospace Software includes the following:

•	Content Management System (CMS)

•	Content Publishing System (CPS)

•	Runtime Systems

•	Rendering Engine

•	Device Management

•	Alert Engine

•	Infospace Message Gateway

•	Parental Control

•	User Manager

•	MetaSearch Engine

•	Intellifind Engine

•	Management Console

•	Batch Dispatcher

•	Data Developer Program (DDP)

•	Business Intelligence Event Management System

•	Reporting Metadata Management Tool

•	Mobile Data Mart Ingestion and Storage System

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B.	Third Party Software. Subject to subsections (ii), (iii) and (iv) below, Infospace will not provide third party software to Cingular.

(i)	InfoSpace uses the following third party software in support of the InfoSpace Software as of the Effective Date of this Agreement:

***

Upon receipt of notice from Cingular that Cingular wishes to host the Infospace Software, Infospace will update the table set forth above.

(ii)	InfoSpace uses the following third party software under an open source software license and, consequently, will not transfer licenses to such software to Cingular:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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(iii)	Upon Cingular’s request, InfoSpace will use commercially reasonable efforts to transfer its licenses to the following third party software to Cingular on a mutually agreed schedule:

***

In the event that InfoSpace is unable to transfer the licenses listed in this Section B(iii) to Cingular, the parties will use good faith efforts to agree to a mutually agreeable solution.

(iv)	InfoSpace will use commercially reasonable efforts to obtain the rights to sublicense the *** in the event that InfoSpace is unable to sublicense, the ***, the parties will use good faith efforts to agree to a mutually agreeable solution.

C.	Destination applications are not provided in this agreement, including, but not limited to, the following:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT B - LIC

A. Major Development Process: The following describes the process to be used by the parties for major enhancements to the Services and/or the introduction of new functionality to the Services.

1.	Cingular submits a business requirements document, in the form attached as Exhibit H (“BRD”).

2.	InfoSpace reviews the BRD and returns a high-level time/cost estimate within a mutually agreed timeframe.

3.	Upon approval of the high level estimate, InfoSpace creates a Work Order, in the form attached as Exhibit J (“Work Order”) along with a Statement of Work that further defines the deliverable.

4.	Upon approval of the Work Order, Cingular provides Infospace with a Cingular Purchase Order in the form attached as Exhibit J (“Purchase Order”)

5.	Cingular and InfoSpace jointly review and refine the requirements. This review is to clarify any ambiguity in the original document and expose the need for any additional information prior to the creation of the detailed specifications.

6.	InfoSpace creates detailed use cases and functional specifications (and returns another estimate if necessary) within mutually agreed timeframe. Use cases and functional specifications should clearly map back to the business requirements using the requirements in the original BRD provided by Cingular.

7.	Cingular and InfoSpace jointly review and refine use cases and functional specifications (including test cases and test plans).

8.	If necessary, InfoSpace revises Work Order, and Cingular signs Work Order giving final approval for development based on the revised specifications.

9.	InfoSpace countersigns Work Order and development begins.

10.	InfoSpace and Cingular jointly conduct weekly project meetings to provide project status updates and address any outstanding issues/concerns.

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B. Change Request Process: The following describes the process to be used by the parties for minor modifications to the Services.

1.	Cingular submits change request, in the form attached as Exhibit I (“Change Request”).

2.	InfoSpace reviews Change Request and returns a high level time/cost estimate and Work Order within mutually agreed timeframe.

3.	Cingular and InfoSpace jointly review the requirements.

4.	InfoSpace creates detailed use cases and functional specifications (and returns another estimate if necessary) within mutually agreed timeframe.*

5.	Cingular and InfoSpace jointly review and refine use cases and functional specifications (including test cases and test plans).*

6.	If necessary, InfoSpace revises Work Order, and Cingular signs Work Order giving final approval for development based on the final specifications.*

7.	Upon approval of the Work Order, Cingular provides Infospace with a Cingular Purchase Order in the form attached as Exhibit J (“Purchase Order”)

8.	InfoSpace countersigns Work Order and development begins.

9.	Changes are placed in demo for Cingular’s testing/review.

10.	Changes are pushed to production, only upon written approval from Cingular.

*	These steps may not be required for all change requests (for example: minor copy changes or replacing ads of the same size).

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C.	Acceptance Test Process

Unless otherwise agreed by the Parties, this Exhibit D describes the process used to test and accept features for inclusion on the Services (the “Acceptance Test Process”). The parties will cooperate in good faith to develop and implement communication mechanisms such that Cingular provides feedback to InfoSpace in a timely and efficient manner in order to facilitate Infospace’s ability to address such feedback. Cingular shall have the right to review and test any Deliverable to determine whether it conforms to specifications or acceptance criteria in the applicable Work Order or SOW (if any) or as otherwise agreed upon in writing by the Parties. Cingular may provide written notice of rejection (with detailed reasons for said rejection) or acceptance within the mutually agreed upon Acceptance Testing schedule from the date the Deliverable(s) are submitted by Infospace.

•

Following the date of delivery of a Deliverable(s) in commercial ready form (“Commercial Ready Delivery Date”), unless otherwise mutually agreed, Infospace and Cingular, prior to the beginning of test execution, will mutually agree to the following:

•	Schedule of test execution

•	Scope of test execution

•	Bug / Feature triage process

In the event that agreed schedule must change, Infospace and Cingular will review the impact from a schedule, scope and cost perspective and will negotiate a new agreement associated with the particular Deliverable.

•	Following the Deliverable Acceptance Date, Infospace will commercially release the Deliverable at a mutually agreed time.

•

The “Deliverable Acceptance Date” for such Deliverable(s) will be the earlier of (a) Cingular’s commercial release of such Deliverable(s) to its general customer base or (b) the date of Cingular’s written notification to Infospace that Infospace has completed, to Cingular’s reasonable satisfaction, changes and bug fixes identified by Cingular and Cingular has accepted the Deliverable as being ready for commercial launch, with such acceptance not being unreasonable withheld. If applicable, Cingular shall remit payment in full to Infospace for the new Deliverable following the Deliverable Acceptance Date and subsequent receipt of an invoice, in accordance with Section 5.1. If a Deliverable is accepted and payment remitted, Infospace agrees to use commercially reasonable efforts during the Term to remedy any known bugs/defects contained in such Deliverable, at no additional charge to Cingular, based on a mutually agreed upon schedule. In the event Cingular rejects a Deliverable, Infospace shall resubmit such Deliverable for acceptance within thirty (30) days of the initial rejection by Cingular. If the re-submitted Deliverable(s) do not conform to the applicable specifications or acceptance criteria, Infospace will have thirty (30) days to fix the Deliverable(s) and resubmit. If the Deliverable(s) resubmitted for a second time does not conform to the applicable specifications or acceptance criteria, Cingular shall have the right to the following:

•	If agreed to by Infospace, extend the period for Infospace to submit conforming Deliverable(s), or

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•

Terminate the applicable Work Order, in whole or in part with respect to certain feature, and require that Infospace promptly refund all payments previously made to Infospace by Cingular for such nonconforming Deliverable(s).

In the event that Cingular rejects a Deliverable and terminates a Work Order (or portion thereof), Cingular shall have the right to retain any materials that constitute Cingular Customized Work Product (see Exhibit L) related to the nonconforming Deliverable(s), provided that Cingular pays a reasonable amount for such materials. Cingular shall promptly return to InfoSpace all materials related to such nonconforming Deliverable(s) that do not constitute Cingular Customized Work Product.

If Cingular has not accepted (which acceptance shall not be unreasonably withheld) the Deliverable(s) within fifteen (15) business days following the completion of all bug fixes by InfoSpace, Cingular will deliver a comprehensive list of bug fixes that Cingular requires InfoSpace to carry out prior to Cingular’s acceptance of the Deliverable(s) for commercial launch, and representatives of the parties will meet and negotiate in good faith to define a mutually-agreed timeline and set of acceptance criteria to be used by Cingular in making such acceptance.

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EXHIBIT C- LIC

SUPPORT FOR INFOSPACE SOFTWARE

1.	Modifications of InfoSpace Software:

a.	Modifications of Infospace Software (including configuration files) may be made only by Infospace employees or Infospace designated agents.

b.	Modifications that require “Super Administrator” privileges may be made only by Infospace employees or Infospace designated agents.

c.	Modifications that may be implemented using tools installed by InfoSpace within Infospace’s Management Console and that do not require “Super Administrator” privileges may be made by Cingular employees.

2.	Installation and Configuration of New Releases of Infospace Software:

a.	All major releases of Infospace Software may be installed and configured only by Infospace employees or Infospace designated agents.

b.	All minor releases of Infospace Software may be installed and configured only by Infospace employees or Infospace designated agents.

c.	All emergency releases, including “software patches” of Infospace Software may only be installed and configured by Infospace employees or Infospace designated agents.

3.	Release and Configuration of Third Party Software:

a.	In the event that Cingular wants to integrate third party software with Infospace Software, and provided that such integration is permissible under the SES, Cingular will install and configure such software to Infospace’s specifications.

b.	In the event that InfoSpace needs to integrate third party software with Infospace Software, InfoSpace will install and configure such software to Infospace’s specifications.

4.	Updates of Infospace Software: Infospace may, but is not obligated to, provide updates for any of the Infospace Software.

Nothwithstanding the above, nothing in this section will relieve InfoSpace of its obligation to provide bug fixes, corrections or updates as required to meet its obligations under this Agreement.

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5.	In the event that Cingular desires InfoSpace to modify the InfoSpace Software, the parties will follow the process described in Exhibit B and will use the form attached as Exhibit F to document such modifications.

6.	Support of Infospace Software:

a.	Cingular responsibilities with respect to supporting Infospace Software include:

i.	Maintain hosting environment in compliance with SES

ii.	Provide updated point of contact and hours of operation for Infospace’s Carrier Care team for incident resolution.

iii.	Act as primary and direct contact with Users

iv.	Provide Tier-1 support and Triage for the hosted service, including the following:

•	Incident identification

•	Incident isolation

•	Incident severity ranking in accordance with the severity definitions as set forth in Table 2.

•	Incident notification to Infospace, including the following information:

a.	Cingular incident tracking number

b.	Incident severity

c.	Incident timeline:

i.	Time first noticed

ii.	Current state of incident

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iii.	Frequency of recurrence

d.	Incident description

e.	Steps to reproduce the incident

f.	Troubleshooting steps performed prior to notifying Infospace of the incident.

b.	All Cingular issues related to Infospace Software will be routed through Infospace’s Carrier Care Support Center. The Infospace Carrier Care Support Services team is an interface between Cingular’s Level 2 Support Group (Cingular’s non-customer facing group) and Infospace for support of services provided by Infospace. This arrangement provides Cingular with access to a single point of contact for reporting incidents, receiving updates and escalation. Table 1 provides the Infospace Carrier Care hours of operation and contact information.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year (7/24/365)

Contact Phone Number	***

Email Address	***

Table 1, Infospace Carrier Care Contact Information

c.	Issue Severity and Responsiveness:

The Infospace Carrier Care Support Services group of Infospace will coordinate incident isolation, testing, and repair work within Infospace. During incident isolation, troubleshooting and repair process, Infospace Carrier Care Support Services will communicate incident resolution progress with Cingular based upon the times specified in Table 2.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Infospace Incident Level	Description	Update Method	Update Objectives
Severity 1 (Sev1)

Severity 1 problems are faults contained within the Infospace Software that render the Infospace Software inoperative.

Examples of this incident level being attained include:

Loss of functionality / feature to a significant number of Users

A recurring anomaly impacting continuous operations of the Software

Email or Phone

After Cingular notifies Infospace of a Severity 1 issue:

***Subsequent updates ***, or upon change in status.

Infospace will update Cingular with the following information:

Incident number

Current status of repair

Estimated Time to Repair (ETR)

Severity 2 (Sev2)

Severity 2 problems are faults contained within the Infospace Software that render the Infospace Software partially inoperative.

Examples of this incident level being attained include:

Loss of service and/or functionality to a portion of Users

Loss of the ability to utilize some aspect of the Software

Email

After Cingular notifies Infospace of a Severity 2 issue:

***

•   Subsequent updates *** or upon change in status.

Infospace will update Cingular with the following information:

Incident number

Current status of repair

Estimated Time to Repair (ETR)

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Infospace Incident Level	Description	Update Method	Update Objectives
Severity 3 (Sev3)

Severity 3 problems are faults contained within the Infospace Software that are generally non-service affecting conditions and either has no material affect on operations or has very limited affect on operations.

Examples of this incident level being attained include:

Non-service impacting intermittent system faults.

Minor template / container bugs

		Email	After Cingular notifies Infospace of a Severity 3 issue: *** Infospace will update Cingular with the following information: Incident number Current status of repair Estimated Time to Repair (ETR)

Table 2, Incident Handling Notification Timetable

In the event that unauthorized personnel have modified Infospace Software, Infospace will be under no obligation to provide Cingular continued support of the Software.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT D - LIC

SYSTEM ENVIRONMENT SPECIFICATIONS

Server & Network Specifications

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT E - LIC

PRELIMINARY IMPLEMENTATION PLAN

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT F - LIC

FORM OF WORK ORDER

Work Order No.

to License Agreement

InfoSpace Mobile, Inc. (“InfoSpace”) will perform the following additional services for Cingular Wireless LLC (“Cingular”) under the terms and conditions of that certain License Agreement dated                                  between InfoSpace and Cingular. In consideration of the additional services described below, Cingular will pay to InfoSpace the amount(s) set forth below on or before the date(s) set forth below.

Task Description	Target Date

Amount	Due Date

Cingular Wireless LLC (“Cingular”)	InfoSpace Mobile, Inc. (“InfoSpace”)

By (signature)	By (signature)

Name	Name

Title	Title

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT G - LIC

COMMERCIAL TERMS

A. License Fees

Cingular will pay Infospace a license fee based on the total number of Active Users for each calendar month of the Term. Infospace will calculate the Active User Fee as follows:

***

Number of Active Users	Calculation of the Monthly Fee
***	***
***	***
***	***
***	***
***	***

In the event that the Active User Fee exceeds *** of the Term, InfoSpace will waive the Monthly Minimum for the subsequent months of the Term; provided that, in the event the Active User Fee is less than *** of the Term, the Monthly Minimum will be reinstated.

B. Support Fees. To the extent that InfoSpace provides support services to Cingular as described in Exhibit C of this Agreement, InfoSpace shall charge Cingular for such services at a rate of ***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT H - LIC

EXECUTIVE ORDERS AND FEDERAL REGULATIONS

The parties to this Agreement may be subject to the provisions of certain Executive Orders, federal laws, state laws, and associated regulations governing performance of this contract including, but not limited to: Executive Order 11246, Executive Order 11625, Executive Order 11701, and Executive Order 12138, Section 503 of the Rehabilitation Act of 1973 as amended and the Vietnam Era Veteran’s Readjustment Assistance Act of 1974. To the extent that such Executive Orders, federal laws, state laws, and associated regulations apply to InfoSpace in the performance of work under this Agreement, and only to that extent, InfoSpace (also referred to as “Contractor”) agrees to comply with the provisions of all such applicable Executive Orders, federal laws, state laws, and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1.	EQUAL EMPLOYMENT OPPORTUNITY DUTIES AND PROVISIONS OF GOVERNMENT CONTRACTORS

If applicable, the parties agree to comply with all regulations and contract clauses required by 41 C.F.R.§60-1.4(a), including but not limited to, the prohibition of discrimination against any employee or applicant for employment because of race, color, religion, sex, or national origin. Further, if required under 41 C.F.R. § 60-1.4(a), Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin.

2.	AGREEMENT OF NON SEGREGATED FACILITIES

If applicable, the parties agree to comply with 41 C.F.R.§60-1.8, including the maintenance and provision for their employees of facilities not segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and the prohibition against permitting their employees to perform their services at any location, under the control of the employing party, where such segregated facilities are maintained. The term “facilities” as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, rest rooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees; provided, that separate or single-user restroom and necessary dressing or sleeping areas shall be provided to assure privacy between the sexes.

3.	AGREEMENT OF AFFIRMATIVE ACTION PROGRAM

Contractor agrees that, if required by 41 C.F.R.§60-1.4(b), it will maintain an Affirmative Action Plan.

4.	AGREEMENT OF FILING

Contractor agrees that, if required by 41 C.F.R.§60-1.7(a), it will file, per current instructions, complete and accurate reports on Standard Form 100 (EE0-1), or such other forms as may be required under 41 C.F.R.§60-1.7(a).

EXHIBIT K – LICENSE AGREEMENT

5.	AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS AND DISABLED VETERANS, VETERANS OF THE VIETNAM ERA.

In accordance with 1 C.F.R.§60-250.20, and 41 C.F.R.§60-741.20, the parties incorporate herein by this reference the applicable regulations and contract clauses required by those provisions to be made a part of government contracts and subcontracts to the extent such provisions are applicable to this Agreement.

6.	UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS CONCERNS

a.	It is the policy of the United States that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and sub-contracts for systems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment amounts due pursuant to the terms of the subcontracts with small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women.

b.	To the extent required under 48 C.F.R., Ch. 1, 19.708(a), the Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance and to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor’s compliance with this clause.

c.	As used in this contract, the term small business concern shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term small business concern owned and controlled by socially and economically disadvantaged individuals shall mean a small business concern which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is unconditionally owned by one or more socially and economically disadvantaged individuals; and (2) whose management and daily business operations are controlled by one or more such individuals. This term also means small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CRF part 124. The Contractor shall presume that socially and economically disadvantaged individual include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small business Act. The Contractor shall presume that socially and economically disadvantaged entities also include Indian Tribes and Native Hawaiian Organizations.

EXHIBIT K – LICENSE AGREEMENT

d.	The term “small business concern owned and controlled by women” shall mean a small business concern (i) which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women, and (ii) whose management and daily business operations are controlled by one or more women; and

e.	Contractors acting in good faith may rely on written representations by their sub-contractors regarding their status as a small business concern, a small business concern owned and controlled by socially and economically disadvantage individuals or a small business concern owned and controlled by women.

7.	SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS SUB-CONTRACTING PLAN.

If required under 48 CFR Ch. 1 at 52.219-9, the sub-contractor will adopt a plan similar to the plan required by 48 CFR Ch. 1 at 52.219-9.

EXHIBIT K – LICENSE AGREEMENT

EXHIBIT I - LIC

CINGULAR PURCHASE ORDER

EXHIBIT K – LICENSE AGREEMENT

cingular®

CINGULAR WIRELESS & AFFILIATES

PURCHASE ORDER

P.O. NUMBER	REV
DATE OF ORDER	PAGE

THIS PURCHASE ORDER NUMBER MUST APPEAR ON ALL INVOICES, PACKING LISTS, AND CARTONS RELATED TO THIS ORDER.

VENDOR:

SHIP TO:

BILL TO:

VENDOR CONTACT	BUYER	REVISED DATE/BUYER
PAYMENT TERMS	SHIP VIA	F.O.B.
FREIGHT TERMS	REQUESTOR	BUYER PHONE

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UOM	UNIT PRICE	EXTENSION	TAX

TOTAL

IMPORTANT: This purchase order and the acceptance are subject to the Cingular terms and conditions. If you do not have a copy please contact the buyer listed on this purchase order. All charges or exceptions to this order must be confirmed in writing.

AUTHORIZED SIGNATURE

CW-PO Rev. (7-2003)

EXHIBIT L – CINGULAR CUSTOMIZED WORK PRODUCT

InfoSpace shall develop and deliver to Cingular the items designated with an “X” in the column below entitled “Cingular Customized Work Product” on a schedule to be mutually agreed by the parties and pursuant to the terms and conditions of this Agreement. Such items are, collectively, the “Cingular Customized Work Product”.

For purposes of clarification, the items designated with an “X” in the column below entitled “InfoSpace Technology” constitute Technology, as defined in this Agreement. InfoSpace retains all right, title and interest, including but not limited to all Intellectual Property Rights, in and to the Technology set forth below and any other Technology utilized under or in connection with this Agreement, and no license or title to, nor ownership of, any of the Technology is granted or otherwise transferred to Cingular or any other Person except as specifically provided under this Agreement.

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

EXHIBIT M – Security Requirements For System Or Network Access By Contractors

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

FIRST AMENDMENT

TO THE SECOND AMENDED AND RESTATED

WIRELESS SERVICES AGREEMENT #0001429

This First Amendment (this “First Amendment”) to the Second Amended and Restated Wireless Services Agreement #0001429 of July, 22, 2005 between InfoSpace, Inc. (“InfoSpace”) and AT&T Mobility LLC, f/k/a Cingular Wireless LLC (“AT&T Mobility”) (the “Agreement”), is made and entered into this 1st day of March, 2007 (“First Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, InfoSpace has provided certain Services and reporting to AT&T Mobility pursuant to the Agreement;

WHEREAS, Cingular Wireless LLC changed its name to AT&T Mobility LLC on January 8, 2007; and

WHEREAS, InfoSpace and AT&T Mobility desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Except as otherwise provided herein, all of the terms, covenants and conditions used, but not defined, herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this First Amendment shall govern.

2.	All references to Cingular Wireless LLC or “Cingular” are deleted and replaced with “AT&T Mobility LLC” or “AT&T Mobility”, respectively.

3.	Section 7.1(a) of the Agreement shall be deleted in its entirety and replaced with the following:

(a)	The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to this Agreement, or except as provided in Section 7.1(b) or (c), shall end on the third anniversary of the Effective Date (the “Initial Term”). After the Initial Term, this Agreement shall continue until terminated by either Party upon six months notice.

4.	Exhibit A - “Services” is hereby amended to incorporate the terms described in Exhibit A-1 Services, attached hereto and incorporated herein in accordance with the terms of the Agreement.

5.	Exhibit C - “Commercial Terms” is hereby amended to incorporate the terms described in Exhibit C-1 Commercial Terms, attached hereto and incorporated herein in accordance with the terms of the Agreement.

6.	The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

1

IN WITNESS WHEREOF, InfoSpace and AT&T Mobility have each caused this First Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the First Amendment Effective Date above.

Infospace, Inc.		AT&T Mobility LLC

By:	/s/ Steven Elfman	By:	***
Print Name:	Steven Elfman	Print Name:	***
Title:	Executive Vice President	Title:	V.P., Supply Chain Management
Mobile Division

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

2

EXHIBIT A-1 – SERVICES

Exhibit A – Services is amended to add two new sections (E and F), as follows:

“E.	Research and Development. AT&T Mobility will have the opportunity to meet with InfoSpace from time to time regarding InfoSpace’s Mobile Services Platforms and/or Applications (collectively referred to as “Mobile Service”) via the following process:

1.	InfoSpace will schedule and host recurring monthly Mobile Service meetings. Agendas for Mobile Service meetings will be mutually agreed upon by the Parties, as follows:

a.	InfoSpace will provide AT&T Mobility with an initial agenda no less than three weeks prior to the upcoming month’s Mobile Service Meeting.

b.	AT&T Mobility may provide comments and items to be reasonably included in the monthly agenda, no less than two weeks prior to the upcoming month’s Mobile Service Meeting. If AT&T Mobility does not provide comments/items within said timeframe, the agenda for that upcoming month’s Mobile Service Meeting shall be set and, as per the agenda received by InfoSpace.

c.	Representatives from each Party’s respective product, marketing, technology and/or engineering groups (at the Director level or higher), will attend the monthly Mobile Service meetings.

2.	Mobile Service meetings will be of sufficient length and of sufficient detail to review/discuss current and future Mobile Service

3.	For specific roadmap features and/or capabilities (the “Mobile Features”), InfoSpace will disclose in which development phase the Mobile Features resides from one of the following development phase categories (each a “Development Phase”):

Development Phase

a.	Investigation Phase

b.	Concept Phase

c.	Requirements Definition Phase

d.	Development Phase

e.	Testing Phase

f.	Solution Phase

4.	As a result of the Mobile Service meetings, AT&T Mobility will be allowed to identify a subset of the Mobile Features for which InfoSpace may pursue, in its sole discretion, for the benefit of its customers, to include AT&T Mobility, (each, an “ Mobile Feature”) for the Mobile Features that have not yet entered the Development Phase. Upon identification and agreement of the Mobile Feature, InfoSpace may engage AT&T Mobility for its input in the “Concept Phase” and “Requirements Definition Phase” which InfoSpace may choose to incorporate at its sole discretion.

InfoSpace will work to create joint Operations Requirements Document(s) (each, an “ORD”) for the respective Mobile Feature. InfoSpace will develop the timeline for the Mobile Feature ORD. Once the respective Mobile Feature ORD is finalized, the Mobile Feature will progress to the Development Phase.

3

5.	Within thirty (30) days after the First Amendment Effective Date, the Parties will meet to discuss/review the Mobile Service to be pursued by InfoSpace for the current calendar year; thereafter the Parties will meet within thirty (30) days of the start of the new calendar year and discuss/review the Mobile Service to be pursued by InfoSpace for such new calendar year.

F.	Research and Development Remedies.

1.	For every calendar month that InfoSpace does not conduct a Mobile Service meeting, A&T Mobility, *** provided that if the meeting is cancelled or rescheduled due to AT&T Mobility’s inability to attend the Mobile Service meeting, then this provision shall be waived.

G.	SECURITIES FAIR DISCLOSURE AND NON-DISLOSURE OBLIGATIONS

AT&T Mobility acknowledges that U.S. securities laws prohibit any person who receives material non-public information about the discloser or any of its subsidiaries from purchasing or selling securities of the discloser or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities in reliance on such information, and agrees not to purchase, sell or otherwise engage in transactions in InfoSpace’s stock based on material nonpublic information (if such information is disclosed) until such time as the information becomes disseminated to the public either through a press release issued by InfoSpace or through a filing made by InfoSpace pursuant to the Securities Exchange Act of 1934, as amended. In addition to the foregoing and any non-disclosure obligations in place between the Parties, AT&T Mobility agrees that, without the prior written consent of InfoSpace, it will not disclose the Mobile Service to anyone except employees with a need-to-know such information, except as required by law or security exchange rules. The Mobile Service and associated information provided by InfoSpace as part of the process (including but not limited to Attachment 1 and the ORD) shall be considered Confidential Information and may be used only for the purposes of fulfilling Parties obligations under this Agreement.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

4

EXHIBIT C-1 – COMMERCIAL TERMS

Exhibit C – Commercial Terms is amended as set forth herein.

Section 3 - Active User Fee is hereby deleted and replaced in its entirety with the following.

“3) Active User Fee

(a)	AT&T Mobility will pay InfoSpace a fee based on the total number of Active Users for each calendar month of the Term. InfoSpace will calculate the Active User Fee as follows: *** (the “Monthly Minimum”) or the aggregate value of the following calculations:

Tier	Number of Active Users	Calculation of the Monthly Fee
1	***	***

2	***	***

3	***	***

4	***	***

5	***	***

***

(b)	In the event that the Active User Fee exceeds *** of the Term, InfoSpace will waive the Monthly Minimum for the subsequent months of the Term; provided that, in the event the Active User Fee is less than *** of the Term, the Monthly Minimum will be reinstated. Notwithstanding the foregoing, the Monthly Minimum will apply to any month of the Term during which Cingular redirects more *** to another Web Site as described in Section 2.7 of this Agreement.

(c)	Notwithstanding Section 3(a) above, the Parties agree as follows:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

5

SECOND AMENDMENT

TO THE SECOND AMENDED AND RESTATED

WIRELESS SERVICES AGREEMENT #00014249

This Second Amendment (this “Second Amendment”) to the Second Amended and Restated Wireless Services Agreement #0001429 of July, 22, 2005 between Motricity, Inc., f/k/a InfoSpace Mobile, Inc. (“Motricity” or “Supplier”) and AT&T Mobility LLC (“AT&T Mobility” or “AT&T”) (the “Agreement”), is made and entered into this 1st day of October, 2008 (“Second Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, InfoSpace has provided certain Services to AT&T Mobility pursuant to the Agreement;

WHEREAS, Cingular Wireless LLC changed its name to AT&T Mobility LLC on January 8, 2007;

WHEREAS, InfoSpace Inc. changed its name to Motricity, Inc. on December 28, 2007 and assumed all of the rights and obligations of InfoSpace Mobile, Inc.; and

WHEREAS, Motricity and AT&T Mobility desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Except as otherwise provided herein, all of the terms, covenants and conditions used, but not defined, herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this First Amendment shall govern.

2.	All references to InfoSpace Mobile, Inc. or “InfoSpace” are deleted and replaced with “Motricity, Inc.” or “Motricity”, respectively.

3.	Section 1 “Definitions” of the Agreement shall be amended to add the following definitions.

“Email Message” means an email sent by Motricity to a User to (i) confirm changes made via the My MEdia Net or (ii) notify such User of a change in his/her AT&T account status.

“Location Based Services” are services that access or use the User’s current location information as provided by the AT&T network or directly from the mobile device.

“MEdia Net” means the wireless internet made available to Users via an AT&T mobile device and refers to previous, current and future releases and excludes any legacy Services.

“My MEdiaNet” means an AT&T website that allows Users to configure and customize their MEdia Net home page on their mobile device via a computer.

“Products” means any and all equipment, software, documentation, designs, or materials, used, created or provided by or on behalf of Motricity.

“Scenario Manager” means a tool that allows AT&T the ability to associate content to one or more specific user segments and to assign Users to those segments.

1

“Service Defect” means a failure to provide Services and/or Products in conformance with the requirements set forth in the respective Work Order.

“Work” is as defined within Exhibit I, attached hereto and incorporated by reference herein.

“Work Request Form” is as set forth within Exhibit I-1, attached hereto and incorporated by reference herein.

“Work Request Process” is as set forth within Exhibit I.

4.	This Agreement is amended to add the following to the end of Section 6.1 “Warranties”:

“(g) Payment Card Industry. The terms of this Section g apply only to the extent that Motricity collects, processes, handles, and/or maintains credit card or other personal financial data and/or related transaction status or identity information through, for, or on behalf of AT&T or its customers. The PCI Security Standards Council, LLC, is a non-AT&T entity that owns, develops, maintains and distributes the PCI Data Security Standard, which may be updated from time-to-time (“DSS”). Throughout the term of this Agreement and at no cost to AT&T, Motricity shall comply with the then-current requirements of DSS.”

5.	Section 6.2 “Indemnification” and Section 6.3 “Infringment” of the Agreement shall be deleted in its entirety and replaced with the Indemnity provisions set forth within the new Section 10 “Indemnity” as set forth below.

6.	Section 6.4 “Insurance” of the Agreement shall be deleted in its entirety and replaced with the following:

6.4 Insurance.

6.4	With respect to Motricity’s performance under this Agreement, and in addition to Motricity’s obligation to indemnify, Motricity shall at its sole cost and expense:

6.4.1	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

6.4.1.1	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and

6.4.1.2	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

6.4.2	require each subcontractor who may perform Work under this Agreement or enter upon the Work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins Work, throughout the term of the subcontractor’s Work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

6.4.3	procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Motricity may procure insurance from the state fund of the state where Work is to be performed; and

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6.4.4	deliver to AT&T, certificates of insurance stating the types of insurance and policy limits. Motricity shall provide or will endeavor to have the issuing insurance company provide at least 30 days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Motricity shall deliver such certificates:

6.4.4.1	prior to execution of this Agreement and prior to commencement of any Work;

6.4.4.2	prior to expiration of any insurance policy required in this Section; and

6.4.4.3	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.

6.5	The Parties agree:

6.5.1	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Motricity’s obligation to maintain the insurance required under this Agreement;

6.5.2	that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Motricity, nor be deemed as a limitation on Motricity’s liability to AT&T in this Agreement;

6.5.3	Motricity may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

6.5.4	Motricity is responsible for any deductible or self-insured retention.

6.6	The insurance coverage required by this Section includes:

6.6.1	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

$500,000 for Bodily Injury – each accident

$500,000 for Bodily Injury by disease – policy limits

$500,000 for Bodily Injury by disease – each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees.

In states where Workers’ Compensation insurance is a monopolistic state-run system, Motricity shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

6.6.2	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

$2,000,000 General Aggregate limit

$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

$1,000,000 each occurrence limit for Personal Injury and Advertising Injury

$2,000,000 Products/Completed Operations Aggregate limit

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$1,000,000 each occurrence limit for Products/Completed Operations

$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

6.6.2.1	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Motricity shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within 60 days of execution of this Agreement and within 60 days of each Commercial General Liability policy renewal;

6.6.2.2	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

6.6.2.3	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

6.6.3	Business Automobile Liability insurance with limits of at least One Million Dollars ($1,000,000) for each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

6.6.4	Umbrella/Excess Liability insurance with limits of at least One Million Dollars ($1,000,000) for each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T Mobility.

6.6.5	Professional Liability (Errors & Omissions) insurance with limits of at least One Million Dollars ($1,000,000) for each claim or wrongful act.

7.	Section 7.1(a) of the Agreement shall be deleted in its entirety and replaced with the following:

(a)	The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to this Agreement, or except as provided in Section 7.1(b) or (c), shall end on January 22, 2010 (the “Initial Term”). After the Initial Term, this Agreement shall continue until terminated by either Party upon six months notice.

8.	Section 7.3 “Termination for Convenience” shall be deleted in its entirety and replaced with the following:

7.3 Termination for Convenience.

7.3.1	Agreement. Effective January 22, 2010, AT&T Mobility may terminate this Agreement without cause upon six (6) months advance written notice.

7.3.2	Legacy Services. Effective as of January 1, 2007 AT&T Mobility may terminate the Legacy Services, in whole or in part, upon providing Motricity with sixty (60) days advance written notice and following the effective date of such termination, AT&T Mobility shall not be obligated to pay the applicable Legacy Services Fees as set forth in Section B of Exhibit C – Commercial Terms.

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9.	Section 7.4 “Effect of Termination” shall be deleted in its entirety and replaced with the following:

7.4 Obligations upon Termination or Transition of Service.

7.4.1	*** by AT&T Mobility, Motricity shall reasonably cooperate with AT&T in the orderly and expeditious wind down and/or transition of its Services (in whole or in part) to a different service provider (“Transfer”). For purposes of clarity, such advance, written notice will not extend the six-month notice period for termination for convenience.

7.4.2	The Transfer will be performed by the parties in accordance with a mutually agreed upon Statement of Work and will include such items as transition responsibilities (such as migration of subscribers, subscriber data, premium digital content, transaction data, and/or Merchant integrations), key resources, Transfer timelines, related fees (such as operating expenses to sustain Services from the Cut-Over Date, defined below, until the Transfer is complete “Sustainment Fees”), etc.

With respect to Sustainment Fees the Parties acknowledge and agree to the following:

A) Sustainment Fees may include:

1)	***

B) Sustainment Fees will not include:

1)	***

2)	***

3)	***

4)	***

7.4.3.	Motricity will provide all services, information and documentation as may be reasonably needed by AT&T in connection with the Transfer.

7.4.4.	Unless otherwise specified by AT&T, the minimum period of time to affect such a Transfer will be nine months and may be extended upon mutual agreement of the parties (“Wind Down Period”). Both parties are required to make a good faith effort to fulfill the requirements of the Transfer as quickly as possible within the Wind Down Period.

7.4.5.	Services provided by Motricity during the Wind Down Period shall be provided to AT&T at the rates provided for in the Agreement and all terms and conditions of this Agreement shall remain in full force and effect.

10.	This Agreement is hereby amended to add a new Section 7.5 “Effect of Termination” as follows:

7.5 Effect of Termination. Upon termination of this Agreement for any reason or expiration of the Term, all rights and obligations of the parties under this Agreement shall be extinguished, except that: (a) all accrued payment obligations hereunder shall survive such termination or expiration; and (b) the rights and obligations of the parties which by their nature would continue beyond termination or expiration, including Sections 3.11(d), 5, 6.2, 6.3, 6.5, 6.6, 7, 8, and 9.2 through 9.15, shall survive such termination or expiration. Upon termination or expiration of this Agreement, Motricity will promptly return all User Data upon receipt of notification from AT&T.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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11.	This Agreement is hereby amended to delete Section 9.3 “Compliance with Laws” in its entirety and replace with the following:

“9.3 Compliance with Laws.

Motricity shall comply with all applicable federal, state, county, and local rules, and all foreign laws for any similar jurisdiction applicable to the performance of Motricity’s obligations, including without limitation, all statutes, laws, ordinance, regulations and codes (“Laws”) with respect to its performance under this Agreement, including but not limited to (a) the procurement of permits, certificates, approvals, inspections, and licenses (b) filing all required reports relating to such performance (including, without limitation, tax returns), (c) paying all filing fees and federal, state and local taxes applicable to Motricity’ business as the same shall become due, and (d) paying all amounts required under local, state and federal workers’ compensation acts, disability benefit acts, unemployment insurance acts and other employee benefit acts when due. AT&T will not be responsible for any of the foregoing payments, obligations, taxes or benefits.

In furtherance of AT&T’s commitment to workplace diversity as an equal opportunity employer, Motricity will, while performing any Services and at all other times while on AT&T property or conducting any AT&T related business, comply with all applicable local, state and federal laws, including specifically all laws prohibiting harassment or discrimination of any kind in the workplace.

12.	This Agreement is hereby amended to delete Section 9.4 in its entirety and replace with the following:

“Section 9.4 – Intentionally Omitted”.

For purposes of clarity, Section 18 of this Second Amendment incorporates the new confidentiality provisions that will apply to this Agreement.

13.	This Agreement is hereby amended to delete Section 9.10 “Notices” in its entirety and replace with the following:

“9.10 Notices.

All notices or demands given hereunder or required by law will be given in writing, will refer to this Agreement and will be effective i) upon the date of personal delivery if delivered by hand; ii) upon the date of confirmed receipt if delivered by facsimile ii) or upon the date of receipt by recognized overnight courier; or iv) three (3) days after deposit in the United States mail (registered or certified mail, postage prepaid, return receipt requested). Any party may change such address by giving the other party written notice of such change, referencing the change as a modification to this paragraph of this Agreement.

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AT&T MOBILITY:	AT&T Mobility LLC.
Attn: ***
16221 NE 72d Way Redmond, WA 98052 Phone: ***
Fax: ***

WITH A COPY TO:	AT&T Mobility LLC.
Attn: Legal Department – SCM Counsel
1025 Lenox Park Boulevard – Ste D594
Atlanta, GA 30319
Phone: (404) 986-1672 Fax: (404) 986-9003

CONTRACTOR:	Motricity Inc.
Motricity Inc.
601 108th Ave. NE– Suite 800 Phone: 425.957.6200 Fax: 425-957-6201

WITH A COPY TO:	Motricity, Inc.
Attn: General Counsel
601 108th Ave. NE– Suite 800
Bellevue, WA 98004
Phone: 425.957.6200 Fax: 425.957.6201

14.	This Agreement is hereby amended to add a new Section 9.16 “Background Checks” as follows:

“9.16 Background Checks

9.16.1	Motricity, with respect to the following requirements in this Section (collectively, “Background Checks”) and subject to any laws, rules or regulations which may limit and/or prohibit any Motricity action otherwise required by this section, (i) shall make all reasonable efforts, including checking the background, verifying the personal information and conducting a Drug Screen to verify to AT&T Mobility that no Motricity employee, or subcontractor and no employee or agent of Motricity or its subcontractor (“Supplier Person”) which Motricity has assigned to support the provisioning of the Services (“Supplier Person Services Assignment”) and who Motricity proposes to physically visit AT&T Mobility or its customers’ premises, (“Access”) at any time during such Supplier Person Services

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Assignment, (a) has presented a positive Drug Screen, (b) has been arraigned or convicted of (i) any felony, or (ii) any misdemeanor involving violence, theft or computer crimes, fraud or financial crimes, or crimes involving unlawful possession or use of a dangerous weapon, and (ii) Motricity shall not knowingly permit any such Supplier Person presenting a positive Drug Screen, so arraigned or convicted, or so identified to perform any Service that permits such Access during the term of the Agreement.

9.16.2	Motricity shall not knowingly permit any Supplier Person who has (i) falsified any of his or her Identification Credentials, or (ii) failed to disclose any material information in the hiring process relevant to the performance of any Service. Motricity shall not knowingly permit any Supplier Person who has falsified such Identification Credentials or failed to disclose such information to perform any Service that permits Access.

9.16.3	The following definitions apply to this Section:

•

“Identification Credentials” includes, with respect to each Supplier Person, his or her Social Security number, driver’s license, educational credentials, employment history, home address, and citizenship indicia.

•

“Drug Screen” means the testing for the use of illicit drugs (including opiates, cocaine, cannabinoids, amphetamines, and phencyclidine (PCP)) of any Supplier Person who (i) has unsupervised (or badged) physical Access to AT&T Mobility or its customer’s premises, or (ii) has regular or recurring supervised physical Access to AT&T Mobility or its customer’s premises for more than thirty (30) days in the aggregate annually.

9.16.4	The failure of Motricity to comply with the requirements of this Section, and/or if any Supplier Person who fails such Background Check or who has falsified Identification Credentials does perform any Service that permits such Access, shall each be considered a material breach of this Agreement. Notwithstanding any of the foregoing, exceptions for individual Supplier Person(s) may be granted by AT&T Mobility on a case-by-case basis.

9.16.5	If a Supplier Person is providing any Service (e.g., software development) that permits or requires Access to AT&T Mobility’s software source or origin code or encrypted software, Motricity shall conduct an initial, and thereafter an annual, search, in each case to verify that such Supplier Person is not identified on the Denied Person List or Specially Designated Nationals List by the U.S. Dept. of Commerce-Bureau of Industry & Security.

15.	The Agreement is hereby amended to add a new Section 9.17 “Third Party Administrator” as follows:

“9.17 Third Party Administrator

9.17.1	Motricity acknowledges that a third party administrator will perform certain administrative functions for AT&T Mobility in relation to this Agreement. Such administrative functions may include: (i) collecting and verifying certificates of insurance; (ii) providing financial analysis; (iii) verifying certifications under the Section entitled “Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises”; and (iv) collecting and verifying Motricity profile information.

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9.17.2	Motricity shall cooperate with such third party administrator in its performance of such administrative functions and shall provide such data as from time to time the third party administrator may request. Further, notwithstanding any other provision of this Agreement, Motricity agrees that AT&T Mobility may provide confidential Information regarding Motricity to such third party administrator (subject to such third-party administrator’s obligations of non-use and non-disclosure with respect to such confidential Information). ***

16.	The Agreement is hereby amended to add a new Section 9.18 “Utilization of Minority, Women and Disabled Veteran Owned Business Enterprises” as follows:

“9.18 Utilization of Minority, Women, and Disabled Veteran Owned Business Enterprises.

9.18.1	It is the policy of AT&T Mobility that minority, women, and disabled veteran owned business enterprises (“MWDVBEs”) shall have the maximum practicable opportunity to participate in the performance of contracts.

9.18.2	Motricity shall make good faith efforts to carry out this policy in the award of subcontracts, distribution agreements, resale agreements, and other opportunities for MWDVBE participation. In furtherance of those efforts, and not as a limitation, Motricity shall submit annual participation plans, at the time of contract execution and each subsequent year by January 7, establishing Motricity’s goals for the year for participation by minority owned business enterprises (“MBE”), women owned business enterprises (“WBE”) and disabled veteran business enterprises (“DVBE”), with “participation” expressed as a percentage of aggregate estimated annual purchases by AT&T Mobility and its Affiliates for the coming year under this Agreement. Motricity shall include specific and detailed plans for achieving its goals in each participation plan as set forth in this Agreement. Motricity’s participation goals for the first year (that is, the calendar year that ends on December 31 next following the effective date of this Agreement) are: *** Motricity’s initial supplier participation plan for the first year is attached to and incorporated into this Agreement as Appendix G.

9.18.3	By the fourteenth day following the close of each calendar quarter , Motricity shall report actual results of its efforts to meet its goals during the preceding calendar quarter to AT&T Mobility’s Prime Supplier Program Manager, using the form attached to this Agreement as Appendix H. Motricity shall submit separate reports for AT&T Mobility and each Affiliate making purchases under this Agreement. When reporting its results, Motricity shall count only expenditures with MWDVBEs that are certified as MBE, WBE, or DVBE firms by certifying agencies that are recognized by AT&T Mobility, as listed on Appendix G. In particular, when reporting results for expenditures by Affiliates identified as “California Affiliates” in Appendix G, Motricity shall count only expenditures (i) with MBE and WBE firms certified by the California Public Utilities Commission Supplier Clearinghouse (“CPUCC”) and (ii) with DVBE firms certified by the Office of Small Business and DVBE Certification (“OSDBC”) of the California Department of General Services.

9.18.4	Motricity shall inform prospective MBE, WBE, and DVBE subcontractors of their opportunities to apply for certification from the agencies listed in Appendix G. In particular, Motricity shall inform MBE and WBE firms certified by agencies other than the CPUCC and the DVBE firms certified by agencies other than the OSDBC of the procedures for applying for an additional certification from the OSDBC and the CPUCC.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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9.18.5	The extent to which suppliers (a) set challenging goals in their annual participation plans and (b) succeed in exceeding the goals that they have set are factors that AT&T Mobility may consider favorably when deciding to extend or renew expiring agreements, to apportion orders among competing suppliers under existing agreements, and to award new business in competitive bidding.

9.18.6	Motricity’s obligations under this Section are not a limitation of any obligations that Motricity may have under other provisions of this Agreement, including the Section entitled “Executive Orders and Federal Regulations”.

17.	The Agreement is hereby amended to add a new Section 10 “Indemnity” as follows:

10. Indemnity.

10.1	Intellectual Property Rights Indemnity

10.1.1	Generally.

10.1.1.1	Motricity will defend, indemnify and hold harmless AT&T and its affiliates, subsidiaries, contractors, distributors, and customers (hereinafter referred to individually as “Indemnified Party” and collectively as “Indemnified Parties”) from and against any and all losses, costs, damages, expenses, liabilities, demands, claims, actions, and lawsuits (including without limitation consultant, attorney and other legal fees) that may be asserted against, incurred or suffered by, imposed on, or awarded against any Indemnified Party arising out of or in connection with, in whole or in part, any allegation, threat, demand or claim (or settlement thereof) that the Products or Services, related documentation, or related services, in whole or in part, whether alone or in combination with other products and services of the Indemnified Party, infringe, dilute, tarnish, or misappropriate any copyright, industrial design, mask work, moral right, patent, right of publicity, trademark, trade secret, utility model, or other proprietary or intellectual property right or license of any person or entity (an “Infringement Claim”). AT&T will indemnify (subject to the limitations in Section 6.5 (“Limitation of Liability; Disclaimer”) Motricity against copyright or trademark infringement actions filed against Motricity by a third party unaffiliated with Motricity, to the extent based on Motricity’s permitted use of materials produced and provided by AT&T; provided that Motricity give AT&T prompt written notice of such action and provide AT&T with all reasonably requested assistance.

10.1.1.2	In the event that a third party brings an Infringement Claim against Motricity, its affiliates, or any Indemnified Party, Motricity shall: (i) pay all consultant, attorney and other legal fees and expenses incurred by or on behalf of an Indemnified Party in that party’s efforts to assess if the use, sale, offer to sell, or importation of any Products or Services infringes any pending or issued patent or utility model (“Infringement Assessment”) or related to the avoidance of such infringement; and (ii) fully assist the Indemnified Party in the Infringement Assessment by promptly providing to the Indemnified Party, upon that party’s request, all relevant information or material in Motricity’s possession or control that has been used by Motricity itself in making such assessment, including but not limited to, any in-house or outside counsel opinions, subject to appropriate measures and agreements between the parties to preserve any privilege that may apply to such information. If following an Infringement Assessment, AT&T believes in its sole discretion that there is a possibility that AT&T’ use, sale, offers to sell, or importation of any Products or Services or related documentation infringes a third-party’s issued patent or utility model, AT&T may, upon notice to Motricity, terminate this Agreement. Such termination or failure to so terminate shall not be an exclusive remedy and shall not in any manner limit AT&T’s other remedies or Motricity’s indemnification obligations under this Agreement.

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10.1.1.3	MOTRICITY AGREES THAT, NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY (AND WHETHER OR NOT SUCH A PROVISION CONTAINS LANGUAGE THAT REPRESENTS ITSELF AS TRUMPING OTHER PROVISIONS CONTRARY TO IT), WHETHER EXPRESS OR IMPLIED: (I) MOTRICITY SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL ACTUAL, ENHANCED, EXEMPLARY, INCIDENTAL, PUNITIVE, SPECIAL, TREBLE AND CONSEQUENTIAL DAMAGES ASSERTED AGAINST, INCURRED OR SUFFERED BY, IMPOSED ON, OR AWARDED AGAINST ANY INDEMNIFIED PARTY IN CONNECTION WITH MOTRICITY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN THIS SECTION 10.1; AND (II) NONE OF THE LIMITATIONS OF LIABILITY CONTAINED ANYWHERE IN

THIS AGREEMENT WILL APPLY TO MOTRICITY’S OBLIGATIONS UNDER THIS SECTION 10.1.

10.1.2	Procedure. Notwithstanding any provision to the contrary contained in this Agreement or elsewhere (including without limitation other indemnification provisions in this Agreement), AT&T and Motricity agree that with respect to Intellectual Property Indemnification under this Section 10.1, AT&T shall have the option to either (i) control the defense of any claims or actions regarding Motricity’s obligations under this Section 10.1, or (ii) allow Motricity to control such defense, and, if AT&T chooses to allow Motricity to control the defense, then:

10.1.2.1	AT&T may, at its option, participate and appear with Motricity in the defense, settlement and compromise of any claims or actions regarding Motricity’s obligations under this Section 10.1;

10.1.2.2	In the event of any claims or actions regarding Motricity’s obligations under this Section 10.1, if, in the absence of an injunction or other judicial action, Motricity desires to settle or compromise such claims or actions and such settlement or compromise would in any manner involve any action or forbearance by any Indemnified Party, prior to agreeing to any such settlement or compromise Motricity shall obtain the written consent of AT&T, which may be withheld in AT&T’s reasonable discretion. In the event AT&T reasonably withholds such consent, Motricity shall not be relieved of its indemnification obligations under this Section 10.1; and

10.1.2.3	If any claims or actions regarding Motricity’s obligations under this Section 10.1 are to be settled or satisfied solely by the payment of money by Motricity, Motricity may control such settlement or satisfaction.

10.1.3	Upon Injunction.

10.1.3.1

Without in any manner limiting the foregoing indemnification obligations, in the event of an injunction or other judicial action preventing or restricting an Indemnified Party’s use or enjoyment of the Products or Services, in whole or in part, Motricity shall at Motricity’s sole expense and at Motricity’s sole option and direction, either: (i) procure for the Indemnified Party the right to continue using the infringing Products or Services; (ii) replace such Products or Services with a non-infringing product or service without loss of any functionality and that is, and in full compliance with all of the representations and warranties set forth in this Agreement, and all specifications and requirements applicable to the Product or Service, which substitute product Motricity

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shall fully deploy, and Motricity shall fully compensate the Indemnified Party for all costs, expenses and fines associated with such replacement; or (iii) modify such Deliverable(s)(without loss of any functionality and such that the Product or Service is fully compliant with all of the representations and warranties set forth in this Agreement and all specifications and requirements applicable to the Product or Service), to make them non-infringing and after which modification, the Products or Services will be in full compliance with all of the representations and warranties set forth in this Agreement, which modified product Motricity shall fully deploy, and Motricity shall fully compensate the Indemnified Party for all costs, expenses, and fines associated with such modification and deployment.

10.1.3.2	Intentionally omitted.

10.1.3.3	If in AT&T’s reasonable discretion, AT&T believes compliance with any injunction or other judicial action which prevents or restricts an Indemnified Party’s use or enjoyment of the Products or Services, in whole or in part, would require an Indemnified

Party to take any action or forebear from any action such that: (i) any services provided or performed by AT&T might be interrupted or diminished to any material degree; or (ii) any customers’ use of services provided by AT&T might be interrupted or diminished to any degree, then at AT&T’s direction, Motricity shall use its best efforts to stay or appeal such an injunction or judicial action.

10.1.3.4	Without excusing Motricity from any of Motricity’s other obligations set forth in this Section 10, if in Motricity’s reasonable discretion neither option (i), (ii), nor (iii) in Section 10.1.3.1 can be attained, or, in fact, none of the options are in fact obtained, AT&T in its sole discretion may choose to return to Motricity the Products or Services in AT&T’s possession, and Motricity will refund to AT&T all amounts paid for the development of the Products or Services and services provided under this Agreement, reduced on a straight-line amortization basis over five (5) years.

10.1.3.5	The remedies in this Section 10.1.3 are nonexclusive and shall not in any manner limit AT&T’s other remedies or Motricity’s indemnification obligations under this Agreement.

10.2	General Indemnity

10.2.1	Motricity agrees to indemnify, defend, and hold AT&T harmless from any and all liabilities, causes of action, lawsuits, penalties, claims or demands (including the costs, expenses and reasonable attorneys’ fees on account thereof) that may be made by:

10.2.1.1	Anyone for injuries of any kind, including but not limited to personal injury, death, property damage and theft, arising out of or resulting from Motricity’s negligent or willful acts or omissions or those of persons furnished by Motricity, its agents or its subcontractors or resulting from use of Motricity’s Products and/or Services furnished hereunder or resulting from Motricity’s failure to perform its obligations hereunder; or

10.2.1.2	Any of either Motricity’s, its agents’ or its subcontractors’ employees or former employees for which the Motricity’s, its agents’ or its subcontractors’ liability to such employee or former employee would otherwise be subject to payments under the state Workers’ Compensation laws or an Employer’s Liability policy, premises liability principles or any other law or form of legal duty or obligation; and

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10.2.1.3	Either Motricity’s, its agents’ or its subcontractors’ employees or former employees, including applicants at AT&T’s job site, for any and all claims arising out of the employment relationship with respect to performing under this Agreement. This includes, but is not limited to, employment discrimination charges and actions arising under Title VII of The Civil Rights Act of 1964, as amended; The Equal Pay Act; The Age Discrimination Act, as amended; The Rehabilitation Act; The Americans with Disabilities Act; The Fair Labor Standards Act; The National Labor Relations Act; and any other applicable law.

10.2.1.4	Anyone in connection with a breach of the representations and warranties set forth in Section 9.3 “Compliance with Laws” and Exhibit E “Executive Orders and Federal Regulations”.

10.2.2	Intentionally omitted.

10.3	The foregoing indemnity shall be in addition to any other indemnity obligations of Motricity set forth in this Agreement.

10.4	Notice by AT&T. In connection with any claim for indemnity under this Section 10, AT&T agrees to notify Motricity promptly of any written claims or demands against an Indemnified Party for which Motricity is responsible under this Section 10. AT&T’s failure to notify Motricity on a timely basis will excuse Motricity from its obligations only to the specific extent Motricity has been prejudiced thereby.

10.5	Notice by Motricity. Motricity agrees to notify AT&T promptly of any written claims or demands against an Indemnified Party for which Motricity is responsible under this Section 10.

18.	The Agreement is hereby amended to add a new Section 11 “Confidential Information” as follows:

11. Confidential Information.

11.1	AT&T Information

11.1.1	Any Information furnished to Motricity in connection with this Agreement, including Information provided under a separate Nondisclosure Agreement in connection with discussions regarding the Service, prior to executing this Agreement, shall remain AT&T’s property. Unless such Information was previously known to Motricity free of any obligation to keep it confidential, or has been or is subsequently made public by AT&T or a third party, without violating a confidentiality obligation, Information shall be kept confidential by Motricity, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between Motricity and AT&T in writing. Motricity is granted no rights or license to such Information, except as otherwise expressly set forth herein. All copies of such Information, whether in written, graphic or other tangible form, shall be returned to AT&T upon the earlier of (i) AT&T’s request or (ii) upon Termination, Cancellation, or expiration of this Agreement.

11.1.2	Motricity understands and agrees that any and all field trial results prepared by AT&T are and shall remain the property of AT&T and are hereby considered AT&T’s proprietary Information. Therefore, it shall be AT&T’s option, in its sole discretion, to furnish Motricity copies of such documents or to discuss such documents with Motricity. Motricity’s use of field trial reports furnished by AT&T shall be governed by the Publicity section in addition to the provisions contained in this section, Information.

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11.1.3	Motricity will not be required to protect AT&T’s Information from disclosure to the extent: (a) the Information has been publicly disclosed by AT&T; (b) AT&T in writing authorizes Motricity to disclose without restriction; (c) Motricity already lawfully knows the Information at the time it is disclosed by AT&T without an obligation to keep it confidential; (d) Motricity lawfully obtains the Information from any source other than AT&T, provided that such source lawfully disclosed such information; or (e) Motricity independently develops such Information without use of or reference to AT&T’s Information.

11.2	AT&T Data

11.2.1	Motricity acknowledges that AT&T has all ownership rights to the data provided by AT&T to Motricity under the terms of this Agreement (“AT&T Data”) and Motricity agrees to treat all AT&T Data relating to AT&T’s business as confidential and to be used only for the purpose of providing Services to AT&T under this Agreement. At AT&T’s request, Motricity shall remove from the AT&T account any personnel of Motricity that AT&T believes is not treating AT&T Data in a manner consistent with terms of this Section 11.2.1. The terms of this Section 11.2.1 provision shall not apply to such AT&T Data as are publicly available, independently developed by Motricity or rightfully obtained from third parties.

11.2.2	Customer Information. To the extent that Motricity receives or has access to any personally-identifiable AT&T customer or AT&T personnel data (including, but not limited to, name, address, telephone number, credit card information, social security number, Customer Proprietary Network Information, profiles, customer usage data and/or other data resulting from Customer’s use of the services) (collectively, “Customer Information”), AT&T retains all rights to, and is the sole owner of, all Customer Information. Motricity will treat all Customer Information pursuant to Exhibit M to this Agreement. Motricity will not use or disseminate or authorize the use or dissemination of any Customer Information for any purpose other than in connection with the performance of Motricity’s obligations under this Agreement, without AT&T’s advance written permission, which may be withheld in AT&T’s sole discretion.

11.2.3	Protection and Security of Customer Information. Motricity will not use or disclose, or permit others to use or disclose, any Customer Information except as necessary for Motricity to fulfill its obligations under this Agreement, or otherwise in accordance with AT&T’s written instructions. Motricity will take all reasonable precautions to protect Customer Information against unauthorized disclosure or alteration, theft, or other misuse including without limitation, maintaining and enforcing safety and security procedures and policies with respect to access, handling and maintenance of Customer Information reasonably designed to (i) insure the integrity and security of Customer Information; (ii) protect against any reasonably foreseeable threats or hazards to the integrity or security of Customer Information; and (iii) protect against unauthorized access to or use of Customer Information that could result in substantial harm or inconvenience to AT&T or its customers. Further, the Parties will cooperate with each other on an ongoing basis to evaluate security standards and will evaluate in good faith recommendations made by the other to protect the security and integrity of Customer Information.

11.2.4	Privacy. In addition to any other protections afforded under this Agreement, Customer Information will be subject to AT&T’s privacy policy, as may be changed by AT&T in its discretion from time to time (found at http://www.wireless.att.com/privacy/) and the current version of which is attached hereto as Exhibit N.

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11.3	Motricity Information

11.3.1	Any Information furnished to AT&T in connection with this Agreement, including Information provided under a separate Nondisclosure Agreement in connection with discussions regarding the Service, prior to executing this Agreement, shall remain Motricity’s property. Unless such Information was previously known to AT&T free of any obligation to keep it confidential, or has been or is subsequently made public by Motricity or a third party, without violating a confidentiality obligation, Information shall be kept confidential by AT&T, shall be used only in performing under this Agreement, and may not be used for other purposes except as may be agreed upon between Motricity and AT&T in writing. AT&T is granted no rights or license to such Information. All copies of such Information, in written, graphic or other tangible form, shall be returned to Motricity upon the earlier of (i) Motricity’s request or (ii) upon Termination, Cancellation, or expiration of this Agreement.

11.3.2	AT&T will not be required to protect Motricity Information from disclosure to the extent: (a) the Information has been publicly disclosed by Motricity; (b) Motricity in writing authorizes AT&T to disclose without restriction; (c) AT&T already lawfully knows the Information at the time it is disclosed by Motricity without an obligation to keep it confidential; (d) AT&T lawfully obtains the Information from any source other than Motricity, provided that such source lawfully disclosed such information; or (e) AT&T independently develops such Information without use of or reference to Motricity’s Information.

11.4	Discloser of Confidential Information

11.4.1	In the event a party receives a court order, or is otherwise required by law to disclose any confidential Information, such party will (a) notify the other immediately upon receipt of such court order or other document requiring disclosure, such that the party whose confidential Information may be disclosed has time to object and/or move for a protective order, and (b) file any information disclosed in response to such order under seal and/or request that the court seal such confidential Information. Such notice must include, without limitation, identification of the Information to be so disclosed and a copy of the order. The disclosing party will disclose only such Information as is legally required and will use its best reasonable efforts to obtain confidential treatment for any Information that is so disclosed. Except as may ultimately be required by such court order or law, each party’s obligations with regard to such confidential Information, as set forth above, will remain in full force and effect.

19.	Professional Services; Custom Development and Service Requests. As of the Second Amendment Effective Date, all professional services, custom development and service requests for new Services will be handled under the Service Agreement Numbered 20081030.028.C executed between AT&T and Motricity within an effective date of October 1, 2008 (“Services Agreement’). Based on the foregoing, the following provisions of this Agreement do not apply to any Services performed on or after the Second Amendment Effective Date.

i)	Section 1 “Cingular Customized Work Product”

ii)	Section 3.9 Future Services; Work Orders

iii)	ii) Section 8.3 Cingular Customized Work Product

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iv)	Section 8.7 No Joint development; Enhancements

v)	Exhibit D – Section A “Major Development Process

vi)	Exhibit L – Cingular Customized Work Product

20.	New Services; Work Orders. New or future Services will be incorporated into this Agreement via Amendment. Work Orders may be issued under this Agreement solely for (i) the purchase and/or installation of hardware and software that Motricity purchases on behalf of AT&T in providing Services to AT&T (ii) ad-hoc maintenance and (iii) the creation of reports. No Work Order is authorized until Motricity is in receipt of an AT&T issued Purchase Order. All Purchase Orders issued by AT&T hereunder shall include the corresponding Work Order as an attachment, using the Work Order Form in Exhibit J. If the terms of the Purchase Order are materially different than the terms of the Work Order, Motricity may reject the Purchase Order.

All Work Orders and Purchase Orders shall be made under and incorporate the terms and conditions of this Agreement. The terms and conditions referenced on the form of the Purchase Order shall not apply to any Purchase Order issued in connection with the Agreement.

21.	Work Requests. Work Requests will be issued by either Party where updates/modifications to Services are requested and will require the execution of Work Orders.

22.	Location Based Services. With respect to the Location Based Services, Motricity understand and agrees that it may not share location information with any third-party party vendor unless (a) AT&T approves of such disclosure and (b) Motricity complies with any location based rules communicated in advance and in writing by AT&T.

23.	Exhibit A - “Services” is hereby amended to incorporate the terms described in Exhibit A-2 Services, attached hereto and incorporated herein.

24.	Exhibit C - “Commercial Terms” is hereby amended to incorporate the terms described in Exhibit C-2 Commercial Terms, attached hereto and incorporated herein.

25.	Exhibit D - “Change Request and Acceptance Test Process” is hereby amended to delete in its entirety Section B “Change Request Process” and Section C “Acceptance Test Process”.

26.	Exhibit G - “Service Level Agreement” is hereby nullified as of June 1, 2008 and the terms and conditions of Exhibit G-1 “Service Level Agreement – WAP based Services”, attached hereto and incorporated by reference, will apply as of June 1, 2008. , attached hereto and incorporated herein.

27.	Exhibit G - 2 “Service Level Agreement for WEB Services” attached hereto is incorporated into the Agreement as of October 15, 2007. The parties agree and acknowledge that SLA penalties for the first WEB-based Service did not take effect until February 1, 2008.

28.	Exhibit H “Business Requirements Template” is hereby deleted in its entirety.

29.	Exhibit I “Change Request Template” is hereby deleted in its entirety and replaced with Exhibit I “Work Request and Acceptance Process” and Exhibit I-1 “Work Request Form”, both of which are attached hereto and incorporated herein.

30.	Exhibit J “Form of Work Order and Purchase Order” is hereby deleted in its entirety and replaced with Exhibit J “Work Order Form”.

16

31.	Exhibit M - “Security Requirements for System or Network Access by Motricitys” is hereby deleted in its entirety and replaced with Exhibit M-1–Security Requirements, a copy of which is attached hereto and incorporated herein.

32.	The Agreement is hereby amended to add Exhibit N – “AT&T Privacy Policy” attached hereto and incorporated herein.

33.	The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Motricity and AT&T Mobility have each caused this Second Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Second Amendment Effective Date above.

Motricity, Inc.		AT&T Mobility LLC

By:	/s/ Ryan Wuerch	By:	***
Print Name:	Ryan Wuerch	Print Name:	***
Title:	CEO	Title:	V.P., Supply Chain Management
	12/19/08		12/19/08

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT A-2 – SERVICES

Exhibit A – Services - is amended to insert the table of contents to reflect updates to Section headers and numbering sequence:

A.	Services

B.	Description of Services.

1.	Platform and Services; Legacy Services

(a)	Platform and Services

(b)	Legacy Services

2.	Content

(a)	AT&T Mobility Sourced Content

(i)	Integration with AT&T Mobility Sourced Content

(b)	Motricity Sourced Content

(i)	Modification of Motricity Sourced Content

3.	PIM/Email Service

4.	Personalized/Customized Content

C.	Motricity Supported Handsets

1.	Current Devices

2.	New Devices

3.	AT&T Mobility Network; Gateways

4.	Additional Support

D.	Reporting

(a)	Usage Reports

(b)	Legacy Usage Reports

(c)	Legacy Alert Reports

(d)	General Services Report

E.	Research and Development

The Parties agree and acknowledge that the previously identified

F.	Research and Development Remedies

G.	Securities and Fair Disclosure

Exhibit A – Services, Section E Research and Development (as set forth in the First Amendment) is amended to replace “monthly” Mobile Service meetings with “quarterly” Mobile Service meetings.

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EXHIBIT C-2 – COMMERCIAL TERMS

Exhibit C – Commercial Terms is amended as set forth herein.

1.	Section 2 – SMS Fee is hereby renamed to Messaging Fee.

The following text is deleted from Section 2:

“Cingular will pay Infospace a fee based on the total number of SMS Messages for each calendar month of the Term.”

and replaced in its entirety with:

“AT&T Mobility will pay Motricity a fee based on the total number of SMS Messages and Email Messages for each calendar month of the Term.”

2.	Section B –Fees for Legacy Services is hereby deleted and replaced in its entirety with the following.

“B	Fees for Legacy Services. At the end of each calendar month during the Term, AT&T Mobility shall pay to Motricity a fee *** (the “Legacy Services Fee”). Motricity will invoice AT&T Mobility for the Legacy Services Fee following each applicable month of the Term and AT&T Mobility shall pay Motricity, subject to Section 5.2 of the Agreement.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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3.	Section C – is hereby added to Exhibit C as follows:

“C.	Operations and Management Fees. The following fees represent additional and (incremental) costs to Motricity in hosting and operating new and/or enhanced Services (to include third-party integrations) provided on behalf of AT&T that are not covered by the Portal User Fee and may include such items as hardware sustainment, software licensing, IT support, incremental power, and facility impacts (space, power, people).

Motricity shall invoice and AT&T Mobility will pay the operations and management fees as set forth below (collectively “Operations and Management Fees”), pursuant to Section 5.2 of the Agreement.

1)	***

3)	***

4)	***

5)	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT G-1 – SERVICE LEVEL AGREEMENT – WAP BASED SERVICES

1.	General Information

1.1.	Purpose

The purpose of this document is to identify the levels of service that will be maintained by Motricity and to provide this information to operations personnel of both parties responsible for the monitoring and/or support of the Services.

1.2.	Scope

This Service Level Agreement (SLA) describes the basic level of service that will be provided by Motricity in its support of the delivery of the Services to AT&T for WAP based applications (“WAP Services”). For purposes of clarity reference to Services in this SLA means the WAP Services. This agreement describes the requirements for the following:

a)	support and maintenance of all Motricity and third-party hardware and software for the Services

b)	7x24x365 support and response requirements for support calls;

c)	fixes, patches, and minor enhancements;

d)	new software releases that contain fixes to defects in production feature functionality; and

e)	on-site resources to support acceptance testing, trouble shooting, and system upgrades.

This SLA also defines requirements for response (including email, telephone, remote, and on-site) and resolution timeframes related to Severity 1, Severity 2, and Severity 3 incidents, as well as non-performance financial penalties which will be owed to AT&T for failures to meet certain obligations defined herein.

This document also defines expectations relating to:

•	Motricity and AT&T Responsibilities with respect to the Services

•	Service Performance Objectives

•	Incident Management

•	Incident Reporting Process

•	Operational Reports

•	Change Control Management

This document should be used as a reference for AT&T’s Network Operations and its contracted affiliates and Motricity in support of the Services. It provides the framework for surveillance, isolation, analysis, and resolution of problems related to the Services.

As a means to ensure the highest level of accuracy and efficiency for both AT&T and Motricity, this SLA supersedes all existing Service Level Agreements relating to the Services.

For a complete list of the Services that are subject to this SLA, see the SLA Monitoring Requirements (Appendix D) below.

1.3.	Out of Scope

The following items are deemed to be outside the scope of this SLA; however, both parties will make a good faith effort to establish the following independently from this SLA.

***

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1.4.	Definitions

For purposes of this SLA the following definitions shall apply:

“Service Area” refers to the specific Service components for which financial consequences for non-performance apply under this SLA.

“MEdia Net Home Page” is a Service Area that refers to the default landing page for MEdia Net.

“MEdia Net Category Applications” is a Service Area that refers to the MEdia Net Service applications provided to AT&T by Motricity and/or hosted by Motricity for AT&T since November 17, 2005

“MEdia Net Active Links” or “Active Links” is a Service Area that means links which can be added to a User’s MEdia Net Home Page, can be either dynamic or static. Dynamic Active Links are those which contain both category links and dynamic content which is updated periodically throughout the day. Static Activel Links are bookmarks which do not contain feed-driven dynamic content (also referred to as “Bubbles.”)

2.	Responsibilities and Services

This Section 2 describes Motricity’s support responsibilities with respect to the Services, and the corresponding responsibilities of AT&T.

2.1.	Motricity Responsibilities

Motricity will provide day-to-day service operations, maintenance and administration in support of the Services that are within Motricity’s Span of Control, as described below.

Span of Control is defined as those areas of functionality that are under the direct control of Motricity. This includes functionality that is provided by external vendors or suppliers with whom Motricity has a contractual relationship, including feeds from providers of Motricity Sourced Content.

It is the intention of Motricity to expeditiously remedy incidents that have been identified either internally by Motricity or AT&T. Corrective action by Motricity assumes that the incident is within its Span of Control and AT&T has provided all relevant information, if available, to Motricity. See the section entitled Mandatory Information for Incident Reporting for required reporting information.

Motricity will pursue the resolution of an incident with outside vendors provided Motricity has a contractual arrangement with the vendor. During the resolution period, Motricity will issue updates to AT&T pursuant to the severity of the incident, as described later in this document.

Any third party content provider contracted directly by AT&T is not a party to this agreement. Any loss of content from such providers is outside of Motricity’s Span of Control.

2.2.	Motricity Carrier Care

The Motricity Carrier Care Support Services team is an interface between AT&T’s Level 2 Support Group (AT&T’s non-customer facing group) and Motricity for support of services provided by Motricity. This arrangement provides AT&T with access to a single point of contact for reporting incidents, receiving updates and escalation. Table 1 provides the Motricity Carrier Care hours of operation and contact information. A complete list of all contacts is also shown in Appendix A. These contacts are to be contacted per the escalation procedures outlined in Section 3.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Hours of Operation	24 hours a day, 7 days a week and 365 days a year (7/24/365)

Contact Phone Number	***

Email Address	***

Table 1, Motricity Carrier Care Contact Information

2.2.1.	Motricity Support Services

The following list identifies services that are offered by Motricity Support Services to AT&T:

•	Telephone and email support for incident resolution

•	Advisory Bulletins

•	Notification of planned maintenance activities

•	Post Mortem Reports for Severity 1 (SEV1) and recurring incidents classified as Severity 2 (Sev2) including a Root Cause Analysis (RCA) upon request. ***

2.3.	AT&T Responsibilities

AT&T will provide support for Incident Management as detailed in Section 4.

3.	Service Performance Objectives

3.1	Service Availability

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and AT&T caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

3.1.1	Service Availability Target

Motricity shall provide an overall system service availability *** for all Services listed in the SLA Monitoring Requirements (Appendix D) below, measured at no less than the frequency shown in Appendix D and reported at monthly intervals as described in Section 6.2 below. This measurement excludes downtimes caused by AT&T and service interruptions due to planned maintenance approved in advance by AT&T.

3.2	Service Latency

User requests for Services shall be fulfilled in accordance with Table 2 below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Motricity controls (i.e. service requests and subsequent requests for which the browser’s URL target is hosted by Motricity). Motricity will achieve the latency targets set forth in Table 2 below on the schedule set forth in Table 2. The parties agree to review such latency targets from time to time during the Term and to assess whether to adjust the latency. Unless otherwise mutually agreed, these are the targets for penalties as set forth in Section 8.3.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Period	Percentile 1	Latency Target 1	Percentile 2	Latency Target 2
***	***	***	***	***

***	***	***	***	***

***	***	***	***	***

Table 2, Latency Target Ramp

These requirements are specific to the portion of end to end Latency incurred within the Motricity’s Span of Control and will be measured from the secure network nearest the Motricity border router. The design of latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured. The implementation of latency monitoring infrastructure will include the deployment of a separate and specific server(s) for the purpose of monitoring and fault management. The latency introduced by the GPRS network, the WAP Gateway and other elements of the AT&T Network are excluded from the latency measurements described above.

3.3	Legacy Components Supporting Media Net

The following Legacy Services will not be held to the Service Availability as noted above but will meet the legacy Service Availability *** a monthly basis as set forth below:

***

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and AT&T caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

***

3.4	***

3.5	Third-Party Content Providers

Motricity will be responsible for the performance, service availability and service latency of all providers of Motricity Sourced Content with whom Motricity has a contract. Where such content provider contracts exist, Motricity will perform appropriate alarming, monitoring and fault management to ensure that performance of these providers fully supports the service objectives defined in this SLA. Motricity will also identify those content providers to AT&T and provide notification of changes to such contractual relationships no less than 30 days in advance of such changes becoming effective.

Expectations for processing of third party content feeds as set forth in Appendix D are as follows: For streaming content (sports scores and stock quotes) and breaking news, all received content must be processed and published a maximum *** For all other content feeds that are updated at least once a day, content must be processed and published within a maximum of *** For all other content feeds (those updated less frequently than once per day), the content must be processed and published as soon as possible, and will at all times display content for the current day.

Motricity will also provide monthly reporting of service interruptions, availability measures and other data for contracted providers of Motricity Sourced Content in accordance with Section 6.

In addition, Motricity will be responsible for all degradations and service impacting issues affecting the Services that are caused by providers of Motricity Sourced Content from a Motricity SLA performance perspective.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.	Incident Management

4.1.	Incident Resolution Responsibilities

Incident resolution requires teamwork between Motricity and AT&T. A key element in this teamwork approach is AT&T’s understanding of the User service(s) offered by Motricity.

All AT&T identified incidents concerning failures of the Services that cannot be solved by AT&T representatives will be reported to Motricity Carrier Care Support Services, pursuant to the Reporting Process procedures outlined below. AT&T will assign a Severity Level per Table 4. If Motricity disagrees with the Severity assignment, both parties will negotiate in good faith after the resolution of the incident but all restoration will proceed based upon AT&T’s initial Severity assignment.

Any reported incident that is caused by a failure that is outside Motricity’s Span of Control and not directly related to its delivery of a subscriber service will be returned to AT&T with an appropriate explanation. Should Motricity determine that an incident being worked by Motricity Carrier Care Support Services is within AT&T’s control, the incident will be closed and returned to AT&T for proper resolution.

4.1.1.	AT&T Contact Information

In order for Motricity Carrier Care to effectively resolve Incidents, it is necessary for Motricity to have an accurate list of AT&T’s designated key personnel. This information will be exchanged between the two parties and updated as changes warrant. Appendix A shows the type of contact information required, showing the current contacts at the Effective Date. This data will be maintained and updated by the two parties outside of this SLA document.

AT&T	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

Table 3, AT&T Contact Information

4.1.2.	AT&T Responsibilities

The following section identifies the responsibilities of AT&T as it relates to this Service Level Agreement.

4.1.2.1.	General Responsibilities

•	Acts as the primary and direct contact with the User.

•	Answers simple questions and resolves minor issues such as resetting passwords or creating new User accounts.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.1.2.2.	Incident Responsibilities

•

Creates a trouble ticket that clearly states the problem after gathering all pertinent information about the incident including name, User number, password and any other additional information that is important to resolution of the incident.

•	Records any subsequent conversation with the User relative to the incident in the same trouble ticket.

•	“Owns” the resolution of an incident by coordinating its resolution within AT&T operational and technical environment and with Motricity or its designees.

•	Resolves the incident with the User or determines that the capability is outside the scope of current functionality.

•	Explains the resolution of the incident to a technical peer or is capable of targeting the root technical problem for resolution.

•	Describes the incident in technical terms to an engineer or developer who is responsible for resolution of the incident.

•

Explains the resolution of particular escalated trouble tickets to AT&T’s internal staff members when such an explanation may have the potential for reducing the volume and categories of escalated trouble tickets.

4.1.2.3.	Service Responsibilities

•	Uses and understands all Motricity service features that are available to the User.

4.1.2.4.	Technical Responsibilities

•	Understands and is knowledgeable about problems that may arise during service usage.

•	Understands and is knowledgeable with respect to functionality of supported handset models.

•	Understands and is knowledgeable with email notification systems, the Internet and the World Wide Web.

•

Understands and is knowledgeable with its network operations and is capable of discerning whether an incident is internal to its internal operations before identifying the incident as a trouble ticket for Motricity.

4.1.3.	Incident Handling and Updates

The Motricity Carrier Care Support Services group of Motricity will coordinate incident isolation, testing and repair work within Motricity and all contracted third party systems that are within Motricity’s Span of Control. During the incident isolation and troubleshooting process, Motricity Carrier Care Support Services will communicate incident resolution progress with AT&T based upon the times specified in Table 4. Additionally, Motricity Carrier Care Support Services will proactively inform AT&T when an issue or condition arises that may cause potential system anomalies and be a potential source for the creation trouble tickets.

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Motricity Incident Level	Description	Update Method	Update Objectives
Severity 1 (Sev1) AT&T SIR1

Severity 1 problems are conditions that render the service inoperative and the inability to use the service has a critical effect on operations. The condition is generally characterized by complete system failure and requires immediate restoration. Examples of this incident level being attained include:

•     A complete outage of critical service(s)

•     Loss of service or functionality feature that affects *** or more of subscribers

•     A recurring anomaly impacting critical service(s).

•     Inability to provision a service.

		Email and phone	First response within *** First Update *** Subsequent updates *** upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

Severity 2 (Sev2) AT&T SIR2

Severity 2 problems are conditions under which the service is partially inoperative, but is still usable. The inoperative portion of the service restricts operations but has a less critical effect than a Severity 1 condition. Examples of this incident level being attained include:

•     Loss of service and/or functionality that affects *** of the subscribers.

•     Loss of the ability to utilize some aspect of product features or functionality.

		Email or phone	First response *** First update *** Subsequent updates *** or upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Severity 3 (Sev3) AT&T SIR3

Severity 3 problems are generally non-service affecting conditions under which the service is usable and either has no material affect on operations or has very limited affect on operations. The condition is not critical to overall operations, and does not severely restrict such operations. Examples of this incident level being attained include:

•     A minor degradation of the service that affects *** or less of the subscribers.

•     Non-service impacting intermittent system faults.

•     Loss of resources / capacity / traffic measurement function.

•     Loss of reporting functionality.

•     Invalid measurement data.

	Email	First response *** First update within *** Subsequent updates *** as agreed between the two parties. Motricity will update AT&T with the information outlined in Appendix C.

Table 4, Incident Handling Notification Timetable

4.1.4.	Technical Bridge and Executive Bridge

During the resolution of a service affecting incident, AT&T may establish a Technical Bridge and/or an Executive Bridge for any Incident. Motricity shall join the Technical Bridge upon *** notice from AT&T for Severity 1 issues as noted in Table 5 below. These bridges are used for NOC-to- NOC communication, troubleshooting, triage and escalation. Unless otherwise notified by AT&T, a Technical Bridge or Executive Bridge will be established as follows:

Action	Sev 1	Sev 2	Sev 3
Technical Bridge	*** when reasonably possible)	*** sooner upon request from AT&T)	*** sooner upon request from AT&T)

Executive Bridge	***	***	N/A

Table 5, Timelines for Technical and Executive Bridges

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.1.5.	Escalation Procedures

4.1.5.1.	Motricity Internal Escalation

Escalation procedures are in place at Motricity to manage the resolution of incidents when they occur. If a Severity 1 (Sev1) incident is not resolved within *** of when Motricity was made aware of the problem, the incident will be escalated within Motricity to the dedicated Manager of Service Operations, who will drive escalation and resolution of the incident within Motricity’s Operations and Engineering groups, and ensure that AT&T is kept updated with the incident resolution process. The appropriate Business Development person will also be informed of the occurrence and status of any Sev1 incident. If the Sev1 incident has not been resolved by the Motricity & AT&T NOC teams within *** the Director of Commercial Operations will become directly involved with driving the incident to resolution and communicating with the appropriate AT&T personnel. The status of the incident will also be communicated to senior management within Motricity.

4.1.5.2.	AT&T Escalation to Motricity

In the event that Motricity does not respond to AT&T within the times shown in Table 4, AT&T can request that the incident be escalated to the next level, based on the contact information shared between the two companies (see Appendix A for a list of names that are current as of time of the Effective Date). All escalation requests must be initiated through the 7x24 contact information provided in Table 1, and not to the individual directly. Only in the event that the 7x24 representative does not escalate within *** should the appropriate Motricity individual be contacted directly. AT&T must verify that escalation has not taken place prior to calling any Motricity employee directly.

For the purposes of clarification, Table 6 provides escalation timelines for Severity 1 and 2 incidents, based on time after the incident was reported. Severity 3 incidents seldom require escalation but in the event that AT&T believes that Motricity is not addressing the incident in a timely manner, the parties can mutually agree to elevate the priority of the incident, and treat it as a Severity 2 incident.

Escalation Level	Escalation Contact	Severity 1	Severity 2
Level 1	Carrier Specialist	***	***

Level 2	Manager – Service Operations	***	***

Level 3	Director – Commercial Operations	***	***

Table 6, Escalation Timetable

4.1.5.3.	Additional Escalation Information

Motricity and AT&T will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both parties.

Motricity and AT&T will exchange the names and contact information of the personnel who need to be kept informed of progress during the escalation process in Appendix A. Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.2.	WAP Handsets for Incident and Problem Management

In order for Motricity to provide the most effective level of support, AT&T agrees to provide Motricity with two (2) testing units for each device type specifically for supporting Incident and Problem Management. Each such device shall be appropriately provisioned and have a valid account and password as to properly access the AT&T network. Each such unit shall be the GA (general availability) version of the handset and should be supplied to Motricity no less than 30 days prior to launch.

5.	Incident Reporting Process

5.1.	Communicating Incidents

AT&T will communicate incidents to Motricity in the following manner:

•	Phone call to Motricity SOC or sends a trouble ticket to Motricity via email using the email address of carrier.care@Motricity.com.

•	Motricity sets the initial classification of their internal trouble ticket according to the AT&T notification (see “Mandatory Information” below), unless otherwise agreed between Motricity and AT&T.

•	Motricity will generate a single response for each trouble ticket that is received from AT&T, to confirm receipt of the incident report.

5.1.1.	Mandatory Information for Incident Reporting

For each AT&T originated incident, AT&T will make every effort to provide as much information to Motricity that will facilitate timely problem determination and resolution. Upon notification of the incidents, the required information will be verified. When Motricity has received sufficient information, Motricity will begin resolving the incident and provide feedback to AT&T as described above in Section 5.1 Communicating Incidents.

AT&T will use best efforts to provide Motricity the following information via email for all reported incidents as required:

•	Reference number assigned by AT&T.

•	Motricity Service being used.

•	System Identity number (usually phone number).

•	Time and date of the transaction in question.

•	Description of the incident.

•	Severity of the incident or problem.

•	List of specific steps to reproduce the problem if possible

•	List of those actions taken by AT&T to verify the problem and that AT&T has attempted to resolve the incident.

•	Other comments to provide additional information as needed.

•	All communications that include references to time should be expressed using a 24-hour clock format and should always utilize and reference PST as the standard time zone.

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6.	Motricity Reports

6.1.	Post Mortem Reports

The purpose of the Post-Mortem Report is to outline the known information regarding the incident and possible root causes and to summarize the incident resolution timeline. If known, it will also identify corrective actions to prevent its reoccurrence. Motricity will create a Post-Mortem Report and provide such report to AT&T per Section 2.2.1.

6.2.	Service Level Reporting

Each month, Motricity will provide AT&T with a “Monthly Service Level Report” indicating the service performance for the Services for the previous month (see SLA Monitoring Requirements (Appendix D) below for detailed list of Services associated with this SLA). This report will contain performance reporting for the service performance objectives listed in Appendix D and a summary of the weekly incident response reports described in Section 6.3 for such month.

Motricity shall supply the Monthly Service Level Report no later than the tenth business day of the month following the immediately preceding month. It is agreed that Motricity will work towards publishing the Monthly Service Level Report on the sixth business day starting 6 months from the initial launch of Services.

The Monthly Service Level Report shall include, among other things, the following information related to service availability for the Services listed in Appendix D:

•	Total minutes in the current month

•	Total available minutes for the reported month for each Service

•	Calculated Service Availability, presented as a percentage for each Service

•	Target Service Level Availability for each Service

•	Variance from Target Service Level for each Service

•	Overall Service Level Availability for the Services

The Monthly Service Level Report shall include, among other things, the following information related to latency for the Services listed in Appendix D:

***

The Monthly Service Level Report shall also include, among other things, the following information for the Services listed in Appendix D:

•	Appropriate performance metrics related to processing of 3rd party content feeds

•	Overall Service Level Availability for Motricity contracted Third Party Content Providers

•	Detailed log of all service impacting incidents for the month

6.3.	Open Issues List Reporting

Motricity shall provide a weekly Open Issues Report, to be reviewed jointly with AT&T during the weekly Operations Call. Both parties agree to periodically review the appropriateness of the frequency of the Open Issues Report and Operations Call. This report shall include the following information:

•	Outage report including;

•	Ticket Number

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

31

•	Start time

•	End time

•	Resolution

•	Severity level

•	Impact

•	Number of Reported Issues and brief summary of the issues

•	Date that each Reported Issue was opened

•	Current Reported Issue status, and if resolved, the date of the resolution.

•	Total number and description of unresolved issues.

7.	Change Control Management (CCM)

7.1.	Planned Maintenance by Motricity

Motricity will ensure that any planned maintenance events under its Span of Control will be executed in a well-coordinated manner. Proper execution includes notification to AT&T by Motricity Carrier Care Support Services.

7.1.1.	Service Interruptions and Advanced Notification Requirements

Motricity will provide AT&T with *** advance notice (via email) of all planned maintenance activities resulting or potentially resulting in service interruptions that will have a direct impact on the Services unless otherwise mutually agreed by the parties. Motricity may assume that AT&T accepts the scheduled maintenance unless Motricity is advised via email within *** prior to the time of the planned event.

Unless otherwise arranged, Motricity will perform planned service interruptions from *** (the “AT&T Maintenance Window”) or as otherwise communicated between the two parties. Notwithstanding the foregoing, upon AT&T’s sole discretion, the AT&T Maintenance Window may be extended to allow for maintenance, testing and/or validation of the Services that falls outside of the AT&T Maintenance Window

***

Please Note: *** Any Motricity unplanned system downtime resulting from a AT&T maintenance activity or otherwise required on account of AT&T’s action(s) or inaction(s), will not be counted against the Motricity SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the AT&T maintenance activities or otherwise required on account of AT&T’s action(s) or inaction(s).

7.1.2.	Communications Related to Planned Maintenance

Motricity notification of planned maintenance will be communicated to AT&T through use of the Maintenance Request Worksheet shown in Appendix B. Motricity will provide official notification to AT&T of the start and end of a planned maintenance activity via email to the contacts identified in Section 4.1.1. During all planned maintenance activities, AT&T will establish a technical bridge for real time communication of status and progress, and Motricity will participate in that technical bridge unless otherwise agreed by both parties.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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7.1.3.	Canceling Planned Service Interruptions

In the event of an AT&T emergency, AT&T may cancel the planned service interruption. Cancellation by AT&T may occur only if AT&T notifies Motricity within one (1) business day of the scheduled start time of the maintenance window. Any notification of cancellation must come directly from either an Operations Manager or AT&T Team Leader via voice notification by calling *** for local or International calls), with a follow-up email that should be sent to:

***

7.1.4.	Restrictions Associated with AT&T’s Cancellation

In the event that AT&T cancels a maintenance activity planned by Motricity, as defined in Section 7.1.1 above, and the parties are unable to mutually agree on an alternative schedule, Motricity will not be held to the SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the postponed maintenance activities.

If an alternative schedule is agreed upon, but a failure occurs between the originally approved maintenance window and the rescheduled maintenance window, Motricity will not be held to the SLA services measures for that related outage and/or degradation.

7.1.5.	Planned Service Interruptions by AT&T

AT&T will provide Motricity with advance notice (via email to ***) of all planned maintenance activities requiring support from Motricity. AT&T will make every effort to provide *** advance notice and will provide at a minimum *** advance notice of such activities. Such planned activities will exclude changes to Motricity software and/or configurations as these would require additional notice.

7.1.6.	Unplanned Service Interruptions by AT&T

AT&T will notify Motricity of any unplanned service interruptions via email to Motricity Carrier Care (***) as quickly as is reasonably possible for AT&T.

Motricity will make all reasonable efforts to support AT&T in resolving the issue. Motricity may charge its standard professional services fees for such efforts.

7.1.7.	Splash Page During Maintenance

The parties will cooperate to display a “splash page” during any planned or emergency maintenance that would otherwise result in a TCP timeout from a WAP Gateway and other mutually agreed required maintenance activities requiring customer requests to be blocked whenever reasonably technically feasible. Such a page will be presented to users of both the wired and wireless web access points, to inform them of temporary unavailability of the Services. Service of the splash page does not constitute availability, but is categorized as either planned or unscheduled service interruption (in accordance with Section 7.1). AT&T will provide the static WML/xHTML content to be displayed in the “splash page”.

7.2.	Capacity Planning Forecasts

To ensure the highest level of service, Motricity requires AT&T at least twice per year to provide a forecast estimating the growth of their customer base (3, 6, 9 and 12 months into the future) and likely service usage. This will allow Motricity to plan the required resources to support the services for AT&T’s customers. If

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

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AT&T becomes aware of any material changes that would impact any forecast previously provided to Motricity (e.g., if AT&T has a special promotion plan in which a high number of new customers are anticipated), Motricity must be given 30 days advance notice of any change in the forecast to prepare for such additional capacity. If AT&T fails to provide Motricity with such notice, Motricity will not be held responsible for any failures to the performance objectives that could have been avoided had Motricity received such notice. A forecast provided pursuant to this section is only a forecast and is not a commitment on behalf of AT&T for the forecasted amount.

8.	Financial Consequences of Non-Performance

8.1.	Financial Consequences for Failure to Meet Service Objectives

The following sections define financial penalties for non-performance related to service objectives within the Motricity Span of Control.

These non-performance penalties set forth in this Section 8 will apply commencing on the date of commercial launch of the Services, unless the parties agree in writing to delay the application of non-performance of penalties for a particular Service or Services. The total financial penalties owed to AT&T under the Agreement will be subject to the SLA penalty cap set forth in Table 7 below. For purposes of clarity the SLA penalty cap under this Exhibit G-2 is not in addition to any other SLA exhibit.

Effective date	SLA Penalty Cap
***	***

Table 7, Penalty Cap Phase-In Schedule

For the purposes of the SLA, Motricity “Total Revenue” shall be calculated as follows: the sum of the *** For further detail regarding the non-performance penalties described below, reference SLA Penalty Calculation Model (Appendix E) below.

For any month for which there is an Availability and a Latency penalty due for the same period of time, Motricity shall be required to pay only the Availability penalty and the Latency penalty shall be waived when mutually agreed that there was a common or related cause.

Motricity will deduct penalties for non-performance from the subsequent month’s invoice to AT&T for the Services.

8.2.	Service Availability

(a)	Service availability targets apply to Services provided to AT&T as described in the SLA Monitoring Requirements (Appendix D) below and will be reported as required in Section 6 above. :

Service Area	***
***	***
***	***
***	***

Table 8, Service Availability Penalty Calculation

(b)	Subject to Section 8.1, Motricity agrees to pay to AT&T service availability failure fees computed on a monthly basis, as a calculation of (i) plus (ii):

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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i.	***

ii.	***

Motricity will utilize the most recent and relevant historical user data available for the purpose of determining the percentage of users impacted during periods of unavailability.

8.3.	Service Latency

Service latency targets apply to Services provided to AT&T as described in Appendix D and will be reported as required in Section 6 above. Notwithstanding the foregoing, non-performance penalties will apply solely to the following portions of the Services as further described in Appendix D:

***

Table 9, Latency Penalty Calculation

Subject to Section 8.1, Motricity agrees to pay to AT&T excessive latency fees based on performance according to Table 9 above for each month of the SLA reporting period. In the event the monthly latency measurement for a particular Service Area listed in Table 2 above exceeds ***

8.4	***

8.5	***

9.	Right to Terminate

(a)	Right to Terminate for Failure to Meet Monthly Service Availability Requirement.

In the event that the monthly service availability target described in Section 3.1 is not met for the Service Areas listed in Section 8.2 above in any three calendar months within any four month period during the Term, then, at the end of any such third failed month, AT&T shall have the

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

35

right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service availability target set forth in Section 3.1. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

(b)	Right to Terminate for Failure to Meet Latency Requirement.

In the event that the latency requirement described in Section 3.2 is not met for the Service Areas listed in Section 8.3 above in any three calendar months within any four month period, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service latency target set forth in Section 3.2. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

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Appendix A – Contact & Escalation List

Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

Motricity Customer Care Contact Information

Primary Contact (Single Point of Contact) 24 X 7

Contact Name	Service Operations Center (SOC) / Carrier Care

Title	N/A

Phone	***

Email	***

Level 1 Escalation

Contact Name	***

Title	Manager, Service Operations

Phone	***

Email	***

Level 2 Escalation

Contact Name	***

Title	Director, Commercial Operations

Phone	***

Email	***

Level 3 Escalation

Contact Name	***

Title	Sr. Director - Systems & Network Operations

Phone	***

Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

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AT&T Contact Information

AT&T	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

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Appendix B – Maintenance Request Worksheet

This Maintenance Request Worksheet is be sent to: *** and ***

1)	Title of Maintenance

2)	Brief Description of Maintenance

•	Scope and full description

•	AT&T service

3)	Maintenance Start Date & Time

4)	Maintenance End Date & Time

5)	AT&T Service Impact

•	Impact to AT&T internal & external customers

•	Explanation of Information Service unavailability

6)	Information Service Impact Assessment (within the scheduled window)

•	Duration in minutes

•	Estimated start/end time of AT&T service impact

7)	Risk Assessment

8)	Partner Maintenance Request Number

9)	Point of Contact

•	Name, telephone numbers

10)	Maintenance Install Team

11)	Update Schedule

•	Cancellation of Maintenance – as soon as possible

•	Start of Maintenance Window

•	Notify when Down Time begins

•	Notify when Information Service is restored (Down Time ends)

•	Notify of Problem

•	Maintenance runs outside window

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix C – Incident Notification

Incident Notification or Trouble Ticket (send to: ***)

1)	Title of Incident

2)	Brief Description of Incident

•	Should include scope (AT&T service impacted)

3)	Start Date and Time

4)	Information Service Resolution Date and Time

5)	Duration of Outage

•	Provided at time of restoration

6)	AT&T Information Service Impact

•	Impact to AT&T End Customer

7)	Partner Ticket Number

8)	Partner Severity Level

•	Based on quantified Information Service impact

9)	Technical Action Take to Correct Incident

•	Steps taken to restore Information Service

10)	Initial Root Cause

•	Suspect root cause (brief)

•	Formal RCA for SIR 1 or chronic issues of lower severity

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix D – SLA Monitoring Requirements

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

41

Appendix E – Media Net SLA Penalty Calculation Model

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT G-2 – SERVICE LEVEL AGREEMENT – WEB BASED SERVICES

1.	General Information

1.1.	Purpose

The purpose of this document is to identify the levels of service that will be maintained by Motricity and to provide this information to operations personnel of both parties responsible for the monitoring and/or support of the Services.

1.2.	Scope

This Service Level Agreement (SLA) describes the basic level of service that will be provided by Motricity in its support of the delivery of the Services to AT&T for WEB based applications (‘“WEB Services”). For purposes of clarity reference to Service in this SLA means the WEB Services.

This agreement describes the requirements for the following:

f)	support and maintenance of all Motricity and third-party hardware and software for the Services

g)	7x24x365 support and response requirements for support calls;

h)	fixes, patches, and minor enhancements;

i)	new software releases that contain fixes to defects in production feature functionality; and

j)	on-site resources to support acceptance testing, trouble shooting, and system upgrades.

This SLA also defines requirements for response (including email, telephone, remote, and on-site) and resolution timeframes related to Severity 1, Severity 2, and Severity 3 incidents, as well as non-performance financial penalties which will be owed to AT&T for failures to meet certain obligations defined herein.

This document also defines expectations relating to:

•	Motricity and AT&T Responsibilities with respect to the Services

•	Service Performance Objectives

•	Incident Management

•	Incident Reporting Process

•	Operational Reports

•	Change Control Management

This document should be used as a reference for AT&T’s Network Operations and its contracted affiliates and Motricity in support of the Services. It provides the framework for surveillance, isolation, analysis, and resolution of problems related to the Services.

As a means to ensure the highest level of accuracy and efficiency for both AT&T and Motricity, this SLA supersedes all existing Service Level Agreements relating to the Services.

For a complete list of the Services that are subject to this SLA, see the SLA Monitoring Requirements (Appendix D) below.

1.3.	Out of Scope

The following items are deemed to be outside the scope of this SLA; however, both parties will make a good faith effort to establish the following independently from this SLA.

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***

1.4.	Definitions

For purposes of this SLA, following definitions apply:

Service Area refers to the specific Service components for which financial consequences for non-performance apply under this SLA.

My MEdia Net Login Page is a Service Area that refers to the specific login web page for My MEdia Net.

My MEdia Net Home Page is a Service Area that refers to the specific web page that a User views after the My MEdia Net Login Page.

My MEdia Net Category Applications is a Service Area that refers to the MEdia Net Service applications provided to AT&T by Motricity and/or hosted by Motricity for AT&T since November 17, 2005.

“MEdia Net Active Links” or “Active Links” is a Service Area that means links which can be added to a User’s MEdia Net Home Page, can be either dynamic or static. Dynamic Active Links are those which contain both category links and dynamic content which is updated periodically throughout the day. Static Active Links are bookmarks which do not contain feed-driven dynamic content (also referred to as “Bubbles.”)

“WEB Application(s)” means the MEdia Net software applications that are accessed via a personal computer.

“WEB Application User Ratio” as used in Section 8 is calculated on a monthly basis by dividing the number of unique WEB Application Users by the number of unique MEdia Net Users that customize the like-for-like MEdia Net Service via the MEdia Net WAP Services.

2.	Responsibilities and Services

This Section 2 describes Motricity’s support responsibilities with respect to the Services, and the corresponding responsibilities of AT&T.

2.1.	Motricity Responsibilities

Motricity will provide day-to-day service operations, maintenance and administration in support of the Services that are within Motricity’s Span of Control, as described below.

Span of Control is defined as those areas of functionality that are under the direct control of Motricity. This includes functionality that is provided by external vendors or suppliers with whom Motricity has a contractual relationship, including feeds from providers of Motricity Sourced Content.

It is the intention of Motricity to expeditiously remedy incidents that have been identified either internally by Motricity or AT&T. Corrective action by Motricity assumes that the incident is within its Span of Control and AT&T has provided all relevant information, if available, to Motricity. See the section entitled Mandatory Information for Incident Reporting for required reporting information.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Motricity will pursue the resolution of an incident with outside vendors provided Motricity has a contractual arrangement with the vendor. During the resolution period, Motricity will issue updates to AT&T pursuant to the severity of the incident, as described later in this document.

Any third party content provider contracted directly by AT&T is not a party to this agreement. Any loss of content from such providers is outside of Motricity’s Span of Control.

2.2.	Motricity Carrier Care

The Motricity Carrier Care Support Services team is an interface between AT&T’s Level 2 Support Group (AT&T’s non-customer facing group) and Motricity for support of services provided by Motricity. This arrangement provides AT&T with access to a single point of contact for reporting incidents, receiving updates and escalation. Table 1 provides the Motricity Carrier Care hours of operation and contact information. A complete list of all contacts is also shown in Appendix A. These contacts are to be contacted per the escalation procedures outlined in Section 3.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year (7/24/365)

Contact Phone Number	***

Email Address	***

Table 1, Motricity Carrier Care Contact Information

2.2.1.	Motricity Support Services

The following list identifies services that are offered by Motricity Support Services to AT&T:

•	Telephone and email support for incident resolution

•	Advisory Bulletins

•	Notification of planned maintenance activities

•	Post Mortem Reports for Severity 1 (SEV1) and recurring incidents classified as Severity 2 (Sev2) including a Root Cause Analysis (RCA) upon request. ***

2.2.2.	PC Pages Support

As applicable, the PC Pages related Services will operate on browsers that are HTML 4.0 Compliant, specifically, Internet Explorer (IE) 5.0 and above. Motricity will make commercially reasonable efforts to support other browsers that demonstrate significant market presence.

2.3.	AT&T Responsibilities

AT&T will provide support for Incident Management as detailed in Section 4.

3.	Service Performance Objectives

3.1	Service Availability

Service Availability (SA) is defined as the amount of time the Service is up excluding planned Maintenance and AT&T caused outages, computed as:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

For purposes of clarity where the Service is “available” but in a cached state it is considered inoperable and the SLA non-performance penalties will be applicable as set forth herein.

3.1.1	Service Availability Target

Motricity shall provide an overall system service availability of *** for all Services listed in the SLA Monitoring Requirements (Appendix D) below, measured at no less than the frequency shown in Appendix D and reported at monthly intervals as described in Section 6.2 below. This measurement excludes downtimes caused by AT&T and service interruptions due to planned maintenance approved in advance by AT&T.

3.2	Service Latency

User requests for Services shall be fulfilled in accordance with Table 2 below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Motricity controls (i.e. service requests and subsequent requests for which the browser’s URL target is hosted by Motricity).

Motricity will achieve the latency targets set forth in Table 2 below on the schedule set forth in Table 2. The parties agree to review such latency targets from time to time during the Term and to assess whether to adjust the latency. Unless otherwise mutually agreed, these are the targets for penalties as set forth in Section 8.3.

Table 2, Latency Target Ramp

***

These requirements are specific to the portion of end to end Latency incurred within the Motricity’s Span of Control and will be measured from the secure network nearest the Motricity border router. The design of latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured. The implementation of latency monitoring infrastructure will include the deployment of a separate and specific server(s) for the purpose of monitoring and fault management. The latency introduced by the GPRS network, the WAP Gateway and other elements of the AT&T Network are excluded from the latency measurements described above.

3.3	Legacy Components Supporting MEdia Net

The following Legacy Services will not be held to the Service Availability as noted above but will meet the legacy Service Availability of *** basis as set forth below:

***

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and AT&T caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

3.4	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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3.5	Third-Party Content Providers

Motricity will be responsible for the performance, service availability and service latency of all providers of Motricity Sourced Content with whom Motricity has a contract. Where such content provider contracts exist, Motricity will perform appropriate alarming, monitoring and fault management to ensure that performance of these providers fully supports the service objectives defined in this SLA. Motricity will also identify those content providers to AT&T and provide notification of changes to such contractual relationships no less than 30 days in advance of such changes becoming effective.

Expectations for processing of third party content feeds as set forth in Appendix D are as follows: For streaming content (sports scores and stock quotes) and breaking news, all received content must be processed and published a maximum of *** For all other content feeds that are updated at least once a day, content must be processed and published within *** For all other content feeds (those updated less frequently than once per day), the content must be processed and published as soon as possible, and will at all times display content for the current day.

Motricity will also provide monthly reporting of service interruptions, availability measures and other data for contracted providers of Motricity Sourced Content in accordance with Section 6.

In addition, Motricity will be responsible for all degradations and service impacting issues affecting the Services that are caused by providers of Motricity Sourced Content from a Motricity SLA performance perspective.

4.	Incident Management

4.1.	Incident Resolution Responsibilities

Incident resolution requires teamwork between Motricity and AT&T. A key element in this teamwork approach is AT&T’s understanding of the User service(s) offered by Motricity.

All AT&T identified incidents concerning failures of the Services that cannot be solved by AT&T representatives will be reported to Motricity Carrier Care Support Services, pursuant to the Reporting Process procedures outlined below. AT&T will assign a Severity Level per Table 4. If Motricity disagrees with the Severity assignment, both parties will negotiate in good faith after the resolution of the incident but all restoration will proceed based upon AT&T’s initial Severity assignment.

Any reported incident that is caused by a failure that is outside Motricity’s Span of Control and not directly related to its delivery of a subscriber service will be returned to AT&T with an appropriate explanation. Should Motricity determine that an incident being worked by Motricity Carrier Care Support Services is within AT&T’s control, the incident will be closed and returned to AT&T for proper resolution.

4.1.1.	AT&T Contact Information

In order for Motricity Carrier Care to effectively resolve Incidents, it is necessary for Motricity to have an accurate list of AT&T’s designated key personnel. This information will be exchanged between the two parties and updated as changes warrant. Appendix A shows the type of contact information required, showing the current contacts at the Effective Date. This data will be maintained and updated by the two parties outside of this SLA document.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

Table 3, AT&T Contact Information

4.1.2.	AT&T Responsibilities

The following section identifies the responsibilities of AT&T as it relates to this Service Level Agreement.

4.1.2.1.	General Responsibilities

•	Acts as the primary and direct contact with the User.

•	Answers simple questions and resolves minor issues such as resetting passwords or creating new User accounts.

4.1.2.2.	Incident Responsibilities

•

Creates a trouble ticket that clearly states the problem after gathering all pertinent information about the incident including name, User number, password and any other additional information that is important to resolution of the incident.

•	Records any subsequent conversation with the User relative to the incident in the same trouble ticket.

•	“Owns” the resolution of an incident by coordinating its resolution within AT&T operational and technical environment and with Motricity or its designees.

•	Resolves the incident with the User or determines that the capability is outside the scope of current functionality.

•	Explains the resolution of the incident to a technical peer or is capable of targeting the root technical problem for resolution.

•	Describes the incident in technical terms to an engineer or developer who is responsible for resolution of the incident.

•

Explains the resolution of particular escalated trouble tickets to AT&T’s internal staff members when such an explanation may have the potential for reducing the volume and categories of escalated trouble tickets.

4.1.2.3.	Service Responsibilities

•	Uses and understands all Motricity service features that are available to the User.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.1.2.4.	Technical Responsibilities

•	Understands and is knowledgeable about problems that may arise during service usage.

•	Understands and is knowledgeable with respect to functionality of supported handset models.

•	Understands and is knowledgeable with email notification systems, the Internet and the World Wide Web.

•

Understands and is knowledgeable with its network operations and is capable of discerning whether an incident is internal to its internal operations before identifying the incident as a trouble ticket for Motricity.

4.1.3.	Incident Handling and Updates

The Motricity Carrier Care Support Services group of Motricity will coordinate incident isolation, testing and repair work within Motricity and all contracted third party systems that are within Motricity’s Span of Control. During the incident isolation and troubleshooting process, Motricity Carrier Care Support Services will communicate incident resolution progress with AT&T based upon the times specified in Table 4. Additionally, Motricity Carrier Care Support Services will proactively inform AT&T when an issue or condition arises that may cause potential system anomalies and be a potential source for the creation trouble tickets.

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Motricity Incident Level	Description	Update Method	Update Objectives
Severity 1 (Sev1) AT&T SIR1

Severity 1 problems are conditions that render the service inoperative and the inability to use the service has a critical effect on operations. The condition is generally characterized by complete system failure and requires immediate restoration. Examples of this incident level being attained include:

•     A complete outage of critical service(s)

•     Loss of service or functionality feature that *** or more of subscribers

•     A recurring anomaly impacting critical service(s).

•     Inability to provision a service.

CPS and Care Tools which are not customer facing are not included in this definition.

		Email and phone	First response within *** First Update within *** Subsequent updates *** or upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Severity 2 (Sev2) AT&T SIR2

Severity 2 problems are conditions under which the service is partially inoperative, but is still usable. The inoperative portion of the service restricts operations but has a less critical effect than a Severity 1 condition. Examples of this incident level being attained include:

•     Loss of service and/or functionality that affects *** of the subscribers.

•     Loss of the ability to utilize some aspect of product features or functionality.

•     A complete outage of a CPS or Care Tools

	Email or phone	First response within *** First update within *** Subsequent updates *** or upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

Severity 3 (Sev3) AT&T SIR3

Severity 3 problems are generally non-service affecting conditions under which the service is usable and either has no material affect on operations or has very limited affect on operations. The condition is not critical to overall operations, and does not severely restrict such operations. Examples of this incident level being attained include:

•     A minor degradation of the service that affects *** or less of the subscribers.

•     Non-service impacting intermittent system faults.

•     Loss of resources / capacity / traffic measurement function.

•     Loss of reporting functionality.

•     Invalid measurement data.

•     Web interface defects that have little or no impact on a User’s ability to utilize service features and functions.

	Email	First response within *** First update within *** Subsequent updates *** as agreed between the two parties. Motricity will update AT&T with the information outlined in Appendix C.

Table 4, Incident Handling Notification Timetable

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.1.4.	Technical Bridge and Executive Bridge

During the resolution of a service affecting incident, AT&T may establish a Technical Bridge and/or an Executive Bridge for any Incident. Motricity shall join the Technical Bridge upon fifteen (15) minutes notice from AT&T for Severity 1 issues as noted in Table 5 below. These bridges are used for NOC-to-NOC communication, troubleshooting, triage and escalation. Unless otherwise notified by AT&T, a Technical Bridge or Executive Bridge will be established as follows:

Action	Sev 1	Sev 2	Sev 3
Technical Bridge	*** when reasonably possible)	*** (or sooner upon request from AT&T)	*** (or sooner upon request from AT&T)

Executive Bridge	***	***	N/A

Table 5, Timelines for Technical and Executive Bridges

4.1.5.	Escalation Procedures

4.1.5.1.	Motricity Internal Escalation

Escalation procedures are in place at Motricity to manage the resolution of incidents when they occur. If a Severity 1 (Sev1) incident is not resolved within *** of when Motricity was made aware of the problem, the incident will be escalated within Motricity to the dedicated Manager of Service Operations, who will drive escalation and resolution of the incident within Motricity’s Operations and Engineering groups, and ensure that AT&T is kept updated with the incident resolution process. The appropriate Business Development person will also be informed of the occurrence and status of any Sev1 incident.

If the Sev1 incident has not been resolved by the Motricity & AT&T NOC teams *** the Director of Commercial Operations will become directly involved with driving the incident to resolution and communicating with the appropriate AT&T personnel. The status of the incident will also be communicated to senior management within Motricity.

4.1.5.2.	AT&T Escalation to Motricity

In the event that Motricity does not respond to AT&T within the times shown in Table 4, AT&T can request that the incident be escalated to the next level, based on the contact information shared between the two companies (see Appendix A for a list of names that are current as of time of the Effective Date). All escalation requests must be initiated through the 7x24 contact information provided in Table 1, and not to the individual directly. Only in the event that the 7x24 representative does not escalate within *** should the appropriate Motricity individual be contacted directly. AT&T must verify that escalation has not taken place prior to calling any Motricity employee directly. For the purposes of clarification, Table 6 provides escalation timelines for Severity 1 and 2 incidents, based on time after the incident was reported. Severity 3 incidents seldom require escalation but in the event that AT&T believes that Motricity is not addressing the incident in a timely manner, the parties can mutually agree to elevate the priority of the incident, and treat it as a Severity 2 incident.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Escalation Level	Escalation Contact	Severity 1	Severity 2
Level 1	Carrier Specialist	***	***

Level 2	Manager – Service Operations	***	***

Level 3	Director – Commercial Operations	***	***

Table 6, Escalation Timetable

4.1.5.3.	Additional Escalation Information

Motricity and AT&T will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both parties.

Motricity and AT&T will exchange the names and contact information of the personnel who need to be kept informed of progress during the escalation process in Appendix A. Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

5.	Incident Reporting Process

5.1.	Communicating Incidents

AT&T will communicate incidents to Motricity in the following manner:

•	Phone call to Motricity SOC or sends a trouble ticket to Motricity via email using the email address of ***.

•	Motricity sets the initial classification of their internal trouble ticket according to the AT&T notification (see “Mandatory Information” below), unless otherwise agreed between Motricity and AT&T.

•	Motricity will generate a single response for each trouble ticket that is received from AT&T, to confirm receipt of the incident report.

5.1.1.	Mandatory Information for Incident Reporting

For each AT&T originated incident, AT&T will make every effort to provide as much information to Motricity that will facilitate timely problem determination and resolution. Upon notification of the incidents, the required information will be verified. When Motricity has received sufficient information, Motricity will begin resolving the incident and provide feedback to AT&T as described above in Section 5.1 Communicating Incidents.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T will use best efforts to provide Motricity the following information via email for all reported incidents as required:

•	Reference number assigned by AT&T.

•	Motricity Service being used.

•	System Identity number (usually phone number).

•	Time and date of the transaction in question.

•	Description of the incident.

•	Severity of the incident or problem.

•	List of specific steps to reproduce the problem if possible

•	List of those actions taken by AT&T to verify the problem and that AT&T has attempted to resolve the incident.

•	Other comments to provide additional information as needed.

•	All communications that include references to time should be expressed using a 24-hour clock format and should always utilize and reference PST as the standard time zone.

6.	Motricity Reports

6.1.	Post Mortem Reports

The purpose of the Post-Mortem Report is to outline the known information regarding the incident and possible root causes and to summarize the incident resolution timeline. If known, it will also identify corrective actions to prevent its reoccurrence. Motricity will create a Post-Mortem Report and provide such report to AT&T per Section 2.2.1.

6.2.	Service Level Reporting

Each month, Motricity will provide AT&T with a “Monthly Service Level Report” indicating the service performance for the Services for the previous month (see SLA Monitoring Requirements (Appendix D) below for detailed list of Services associated with this SLA). This report will contain performance reporting for the service performance objectives listed in Appendix D and a summary of the weekly incident response reports described in Section 6.3 for such month.

Motricity shall supply the Monthly Service Level Report no later than the tenth business day of the month following the immediately preceding month. It is agreed that Motricity will work towards publishing the Monthly Service Level Report on the sixth business day starting 6 months from the initial launch of Services.

The Monthly Service Level Report shall include, among other things, the following information related to service availability for the Services listed in Appendix D:

•	Total minutes in the current month

•	Total available minutes for the reported month for each Service

•	Calculated Service Availability, presented as a percentage for each Service

•	Target Service Level Availability for each Service

•	Variance from Target Service Level for each Service

•	Overall Service Level Availability for the Services

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The Monthly Service Level Report shall include, among other things, the following information related to latency for the Services listed in Appendix D:

***

The Monthly Service Level Report shall also include, among other things, the following information for the Services listed in Appendix D:

•	Detailed log of all service impacting incidents for the month

•	Service levels achieved for Users of the PC Pages and Users of the Phone Pages as listed in Section 3.3 above.

6.3.	Open Issues List Reporting

Motricity shall provide a weekly Open Issues Report, to be reviewed jointly with AT&T during the weekly Operations Call. Both parties agree to periodically review the appropriateness of the frequency of the Open Issues Report and Operations Call. This report shall include the following information:

•	Outage report including;

•	Ticket Number

•	Start time

•	End time

•	Resolution

•	Severity level

•	Impact

•	Number of Reported Issues and brief summary of the issues

•	Date that each Reported Issue was opened

•	Current Reported Issue status, and if resolved, the date of the resolution.

•	Total number and description of unresolved issues.

7.	Change Control Management (CCM)

7.1.	Planned Maintenance by Motricity

Motricity will ensure that any planned maintenance events under its Span of Control will be executed in a well-coordinated manner. Proper execution includes notification to AT&T by Motricity Carrier Care Support Services.

7.1.1.	Service Interruptions and Advanced Notification Requirements

Motricity will provide AT&T with *** advance notice (via email) of all planned maintenance activities resulting or potentially resulting in service interruptions that will have a direct impact on the Services unless otherwise mutually agreed by the parties. Motricity may assume that AT&T accepts the scheduled maintenance unless Motricity is advised via email within *** prior to the time of the planned event.

Unless otherwise arranged, Motricity will perform planned service interruptions *** (the “AT&T Maintenance Window”) or as otherwise communicated between the two parties. Notwithstanding the foregoing, upon AT&T’s sole discretion, the AT&T Maintenance Window may be extended to allow for maintenance, testing and/or validation of the Services that falls outside of the AT&T Maintenance Window.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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***

Please Note: *** Any Motricity unplanned system downtime resulting from a AT&T maintenance activity or otherwise required on account of AT&T’s action(s) or inaction(s), will not be counted against the Motricity SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the AT&T maintenance activities or otherwise required on account of AT&T’s action(s) or inaction(s).

7.1.2.	Communications Related to Planned Maintenance

Motricity notification of planned maintenance will be communicated to AT&T through use of the Maintenance Request Worksheet shown in Appendix B. Motricity will provide official notification to AT&T of the start and end of a planned maintenance activity via email to the contacts identified in Section 4.1.1. During all planned maintenance activities, AT&T will establish a technical bridge for real time communication of status and progress, and Motricity will participate in that technical bridge unless otherwise agreed by both parties.

7.1.3.	Canceling Planned Service Interruptions

In the event of an AT&T emergency, AT&T may cancel the planned service interruption. Cancellation by AT&T may occur only if AT&T notifies Motricity within one (1) business day of the scheduled start time of the maintenance window. Any notification of cancellation must come directly from either an Operations Manager or AT&T Team Leader via voice notification by calling *** for local or International calls), with a follow-up email that should be sent to:

***

7.1.4.	Restrictions Associated with AT&T’s Cancellation

In the event that AT&T cancels a maintenance activity planned by Motricity, as defined in Section 7.1.1 above, and the parties are unable to mutually agree on an alternative schedule, Motricity will not be held to the SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the postponed maintenance activities.

If an alternative schedule is agreed upon, but a failure occurs between the originally approved maintenance window and the rescheduled maintenance window, Motricity will not be held to the SLA services measures for that related outage and/or degradation.

7.1.5.	Planned Service Interruptions by AT&T

AT&T will provide Motricity with advance notice (via email to ***) of all planned maintenance activities requiring support from Motricity. AT&T will make every effort to provide *** advance notice and will provide at a minimum *** advance notice of such activities. Such planned activities will exclude changes to Motricity software and/or configurations as these would require additional notice.

7.1.6.	Unplanned Service Interruptions by AT&T

AT&T will notify Motricity of any unplanned service interruptions via email to Motricity Carrier Care (***) as quickly as is reasonably possible for AT&T.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Motricity will make all reasonable efforts to support AT&T in resolving the issue. Motricity may charge its standard professional services fees for such efforts.

7.1.7.	Splash Page During Maintenance

The parties will cooperate to display a “splash page” during any planned or emergency maintenance that would otherwise result in a TCP timeout from a WAP Gateway and other mutually agreed required maintenance activities requiring customer requests to be blocked whenever reasonably technically feasible. Such a page will be presented to users of both the wired and wireless web access points, to inform them of temporary unavailability of the Services. Service of the splash page does not constitute availability, but is categorized as either planned or unscheduled service interruption (in accordance with Section 7.1). AT&T will provide the static WML/xHTML content to be displayed in the “splash page”.

7.2.	Capacity Planning Forecasts

To ensure the highest level of service, Motricity requires AT&T at least twice per year to provide a forecast estimating the growth of their customer base (3, 6, 9 and 12 months into the future) and likely service usage. This will allow Motricity to plan the required resources to support the services for AT&T’s customers. If AT&T becomes aware of any material changes that would impact any forecast previously provided to Motricity (e.g., if AT&T has a special promotion plan in which a high number of new customers are anticipated), Motricity must be given 30 days advance notice of any change in the forecast to prepare for such additional capacity. If AT&T fails to provide Motricity with such notice, Motricity will not be held responsible for any failures to the performance objectives that could have been avoided had Motricity received such notice. A forecast provided pursuant to this section is only a forecast and is not a commitment on behalf of AT&T for the forecasted amount.

8.	Financial Consequences of Non-Performance

8.1.	Financial Consequences for Failure to Meet Service Objectives

The following sections define financial penalties for non-performance related to service objectives within the Motricity Span of Control.

These non-performance penalties set forth in this Section 8 will apply commencing on the date of commercial launch of the Services, unless the parties agree in writing to delay the application of non-performance of penalties for a particular Service or Services. The total financial penalties owed to AT&T under the Agreement will be subject to the SLA penalty cap set forth in Table 7 of Exhibit G-1. For purposes of clarity the SLA penalty cap under this Exhibit G-2 is not in addition to any other SLA exhibit.

For any WEB Services that do not meet the monthly Service objectives set forth within this SLA, Motricity will calculate the aggregate WEB Application User Ratio for the affected WEB Applications to determine the SLA penalty cap to be applied for the month in which the Service objectives were not met.

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WEB Application User Ratio	SLA Penalty Cap	Illustrative Example using *** Total Revenue
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Table 7, SLA Penalty Cap

For the purposes of the SLA, “Total Revenue” shall be calculated as follows: the sum of the *** For further detail regarding the non-performance penalties described below, reference SLA Penalty Calculation Model (Appendix E) below.

For any month for which there is an Availability and a Latency penalty due for the same period of time, Motricity shall be required to pay only the Availability penalty and the Latency penalty shall be waived when mutually agreed that there was a common or related cause.

Motricity will deduct penalties for non-performance from the subsequent month’s invoice to AT&T for the Services.

8.2.	Service Availability

(b)	Service availability targets apply to Services provided to AT&T as described in the SLA Monitoring Requirements (Appendix D) below and will be reported as required in Section 6 above. [ ]:

Service Area	***
***	***
***	***
***	***
***	***

Table 8, Service Availability Penalty Calculation

(c)	Subject to Section 8.1, Motricity agrees to pay to AT&T service availability failure fees computed on a monthly basis, as a calculation of (i) plus (ii):

***

Motricity will utilize the most recent and relevant historical user data available for the purpose of determining the percentage of users impacted during periods of unavailability.

8.3.	Service Latency

Service latency targets apply to Services provided to AT&T as described in Appendix D and will be reported as required in Section 6 above. Notwithstanding the foregoing, non-performance penalties will apply solely to the following portions of the Services as further described in Appendix D:

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Table 9, Latency Penalty Calculation

Subject to Section 8.1, Motricity agrees to pay to AT&T excessive latency fees based on performance according to Table 9 above for each month of the SLA reporting period. In the event the monthly latency measurement for a particular Service Area listed in Table 2 above ***

8.4	***

8.5	***

9.	Right to Terminate

(a)	Right to Terminate for Failure to Meet Monthly Service Availability Requirement.

In the event that the monthly service availability target described in Section 3.1 is not met for the Service Areas listed in Section 8.2 above in any three calendar months within any four month period during the Term, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service availability target set forth in Section 3.1. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

(b)	Right to Terminate for Failure to Meet Latency Requirement.

In the event that the latency requirement described in Section 3.2 is not met for the Service Areas listed in Section 8.3 above in any three calendar months within any four month period, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service latency target set forth in Section 3.2. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix A – Contact & Escalation List

Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this document.

Motricity Customer Care Contact Information

Primary Contact (Single Point of Contact) 24 X 7
Contact Name	Service Operations Center (SOC) / Carrier Care
Title	N/A
Phone	***
Email	***

Level 1 Escalation
Contact Name	***
Title	Manager, Service Operations
Phone	***
Email	***

Level 2 Escalation
Contact Name	***
Title	Director, Commercial Operations
Phone	***
Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Level 3 Escalation
Contact Name	***
Title	Sr. Director - Systems & Network Operations
Phone	***
Email	***

AT&T Contact Information

AT&T	Hours of Operation	Role	Phone/Email
NSD National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix B – Maintenance Request Worksheet

This Maintenance Request Worksheet is be sent to: *** and ***

12)	Title of Maintenance

13)	Brief Description of Maintenance

•	Scope and full description

•	AT&T service

14)	Maintenance Start Date & Time

15)	Maintenance End Date & Time

16)	AT&T Service Impact

•	Impact to AT&T internal & external customers

•	Explanation of Information Service unavailability

17)	Information Service Impact Assessment (within the scheduled window)

•	Duration in minutes

•	Estimated start/end time of AT&T service impact

18)	Risk Assessment

19)	Partner Maintenance Request Number

20)	Point of Contact

•	Name, telephone numbers

21)	Maintenance Install Team

22)	Update Schedule

•	Cancellation of Maintenance – as soon as possible

•	Start of Maintenance Window

•	Notify when Down Time begins

•	Notify when Information Service is restored (Down Time ends)

•	Notify of Problem

•	Maintenance runs outside window

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix C – Incident Notification

Incident Notification or Trouble Ticket (send to: ***)

11)	Title of Incident

12)	Brief Description of Incident

•	Should include scope (AT&T service impacted)

13)	Start Date and Time

14)	Information Service Resolution Date and Time

15)	Duration of Outage

•	Provided at time of restoration

16)	AT&T Information Service Impact

•	Impact to AT&T End Customer

17)	Partner Ticket Number

18)	Partner Severity Level

•	Based on quantified Information Service impact

19)	Technical Action Take to Correct Incident

•	Steps taken to restore Information Service

20)	Initial Root Cause

•	Suspect root cause (brief)

•	Formal RCA for SIR 1 or chronic issues of lower severity

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix D – SLA Monitoring Requirements

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix E – My Media Net SLA Penalty Calculation

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT I - WORK REQUEST PROCESS

Work Request Control Process

by and between

AT&T and Motricity

October 2008

Prepared by AT&T

1.	Introduction

AT&T and Motricity are implementing a work request control process that is fast and efficient to update /modify existing Services solely for those items listed below (“Work”):

•	The purchase and/or installation of hardware (and related software) that Motricity purchase on behalf of AT&T in providing its Services to AT&T;

•	Ad-hoc maintenance; and

•	The creation of reports.

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The goal of the process is to provide the opportunity for teams to submit Work Requests to and to ensure such Work proposals are given the appropriate amount of analysis and review to ensure there are no impacts to current Services, costs and timeframes are mutually agreed upon. Lastly, the process will allow AT&T and Motricity to both approve any and all Work Requests.

2.	Scope of the Work Request Process

a.	The work request process will be used to manage Work Requests and to approve changes that may impact either the scope, schedule, or cost of existing projects or Services for authorized Work.

b.	Custom Development

Any custom development, professional services or requests for new Services that involve determination of work efforts are to be handled under the Services Agreement.

Project/Work Proposal	Work Control Effective Date

3.	Work Request Process

a.	AT&T Submits a Work Request

An AT&T team member identifies the need to update, change or modify an existing Service for Work contemplated under the Agreement. The team member fills out a Work Request form and submits it to the AT&T Project Manager (“PM”), or his/her designee. Based on the AT&T PMs’ assessment of the importance of the request, and his/her authorization level to approve the Work Request, the AT&T PM will seek additional approval from AT&T’s upper management (Director level or higher) as appropriate and consistent with the AT&T schedule of authorization.

Once approved by the AT&T PM, the Work Request is sent to the Motricity PM. Within no more than three business days, Motricity will assess the feasibility of the Work Request in terms of technical risk, cost, and schedule impacts. Once the assessment is complete, Motricity will respond back to AT&T with an approval, disapproval or request for clarification. Any disapproval of Work Requests will need to be explained within the Work Request Form to be returned to AT&T’s PM.

Upon receipt of an approved Work Request Form from Motricity, AT&T’s PM will obtain any further internal approvals from AT&T’s upper management the Work Request will be signed and become effective immediately upon the execution of a Work Order by AT&T and Motricity.

b.	Motricity Submits a Work Request

A Motricity team member identifies the need to update, change or modify an existing Service for Work contemplated under the Agreement. The team member fills out a Work Request form and submits it to the Motricity Project Manager (“PM”), or his/her designee. Based on the Motricity PMs’ assessment of the importance of the request, and his/her authorization level to approve the Work Request, the Motricity PM will seek additional approval from Motricity upper management (Director level or higher) as appropriate and consistent with the Motricity schedule of authorization.

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Once approved by the Motricity PM, the Work Request is sent to the AT&T PM. Within no more than three business days, AT&T will assess the feasibility of the Work Request in terms of technical risk, cost, and schedule impacts. Once the assessment is complete, AT&T will respond back to Motricity with an approval, disapproval or request for clarification. Any disapproval of Work Requests will need to be explained within the Work Request Form to be returned to Motricity’s PM.

Upon receipt of an approved Work Request Form from AT&T, Motricity’s PM will obtain any further internal approvals from Motricity’s upper management, the Work Request and will be signed and become effective immediately upon the execution of a Work Order by AT&T and Motricity.

4.	Acceptance Process

AT&T shall have the right to review Services and/or Products to determine whether the Services and/or Products conform to the requirements set forth in the respective Work Order and to either: (i) reject the Services/Products if it fails to conform to the requirements set forth in the respective Work Order or (ii) to provide its Acceptance (in whole or in part) if there are no Service Defects. If AT&T rejects the Services and/or Products, Motricity shall, at AT&T’s request, promptly correct all such Service Defects and, thereafter, AT&T shall again have the opportunity to review the Service and/or Products. If Motricity is not able to correct all Service Defects in the Services and/or Products within thirty (30) days following receipt of AT&T rejection, AT&T shall have the right to terminate the affected Work Order, in whole or in part, which termination shall be deemed due to Motricity’s default. In the event of any such termination, Motricity shall return all payments previously made to Motricity under this Agreement for the affected Work Order and AT&T shall not be subject to any cancellation charges.

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EXHIBIT I - WORK REQUEST FORM

Work Request Form

AT&T Requestor:	Work Control #:
Work Request Name:	Date Received:
Work Request Priority: High/Med/Low

<<Insert Work Request Name and/or Number>>

1	Work Request Information

A. Description of Work Request to include any requirements

<<Note: any customized development being done on behalf of AT&T must be done under the Services Agreement.>>

Requirements to be attached to this Work Request:

General requirements

HTML Portal requirements

WML Portal requirements

SMS requirements

Admin Tool(s) requirements

B.	Reason for the Work Request and Impact if not implemented

C.	Motricity and AT&T Agreements governing this Work Request

Wireless Service Agreement No. 00014249

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2	Impact Analysis

A.	Impact Assessment (Include what use cases, system components or operations areas are impacted)

B.	Cost Impact

C.	Payment Schedule

D.	Schedule Impact (What tasks and milestones are impacted?)

E.	Resource Impact (Will more resources need to be added to the project? If yes, provide details below.)

F.	Impact Classification (High / Medium / Low):

3.	Work Request Review

A.	Date Reviewed

Reviewers

Name	Project Role

Final Recommendation

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4.	Work Request Decision

Approved for the work identified above in support of the Agreement              (Y/N):

Signatures:

Name	Title	Signature	Date

5.	Work Request Disposition

This Section to be completed by the Motricity Project Manager

4. Work Request Decision

Approved for the work identified above in support of the Agreement              (Y/N):

Signatures:

Name	Title	Signature	Date

5. Work Request Disposition

This section is to be filled in only by the Motricity Project Manager

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EXHIBIT J

WORK ORDER

Work Order No.

to Second Amended and Restated Wireless Services Agreement #00014249

Motricity, Inc. (“Motricity”) will perform the Work identified below for AT&T Mobility LLC (“AT&T”), under the terms and conditions of that certain Second Amended and Restated Wireless Services Agreement #00014249, dated July 22, 2005 between Motricity and AT&T (as amended, the “Agreement”). In consideration of Work below, Company will pay to Motricity the amount(s) set forth below, upon Acceptance, pursuant to Section 5 of the Agreement.

Work Request Name/Numbers	Estimated Completion Date
Work Request No. and/or See attached Work Request Form(s).	Motricity will use commercially reasonable efforts to complete the Work by ___________.

Amount	Due Date
$	Forty-five (45) days from receipt of valid invoice..

This Work Order is made under and incorporates the terms and conditions of the Agreement. The terms and conditions set forth in this Work Order are in addition to and not in substitution of any terms or conditions set forth in the Agreement. Except as specifically modified by this Work Order, the terms and conditions of the Agreement remain in full force and effect.

Motricity, Inc.	AT&T Mobility LLC

Authorized Signature	Authorized Signature

Printed Name and Title	Printed Name and Title

Date	Date

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EXHIBIT M

SECURITY REQUIREMENTS

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T PRIVACY POLICY

(Effective date: October 21, 2006)

AT&T has a long-standing policy of protecting customer privacy.

We believe that you should know what information we collect from you, as well as how that information is used, disclosed, and protected. We have created this policy statement (the “Policy”) to explain our privacy practices and policies.

We will not sell or disclose your personal information to unaffiliated third parties without your consent except as otherwise provided in this Policy. We may use information about who you are, where and when you browse on the Web, where your wireless device is located, and how you use our network to provide you better service and enrich your user experience when you sign up or use any of our products or services.

AT&T may make available shorter or machine-readable versions of this Privacy Policy. These additional policies are intended only as summaries of this complete Privacy Policy. This Policy applies to customers who purchase and use our services and products in the United States. Collection, use, disclosure, and protection of personal information may be subject to different regulation outside the United States.

AT&T will revise and update this Policy as it deems appropriate, including, for example, if our practices change or if changes in the law so require. You should refer back to this page for the latest information.

QUICK PRIVACY LINKS

The following brief summaries outline our Policy and then link to further detail. We also provide you the means to communicate with us if you have any questions about this Policy. This Policy also addresses what we do with information about your device usage, the services you buy from us, and who you call.

Does AT&T Collect Personal Information About Me?

Yes, AT&T collects personal information about you so that we can deliver products or services you request.

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This happens automatically when you interact with us, such as when you log into a service. Sometimes, AT&T buys commercially available marketing and sales information from third parties so we can better serve you.

Does AT&T Collect Information About Children Under the Age of 13?

If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child.

How Does AT&T Use Personal Information?

We use personal information for billing and collection purposes, to provide services or complete transactions you have requested, and to anticipate and resolve problems with your services. We may also use this information to create and inform you of products or services from AT&T or others that may better meet your needs.

When Does AT&T Disclose Personal Information?

We do not sell personal information to unaffiliated third parties. We will disclose personal information to third parties to complete a transaction you have requested, as part of the terms and conditions for a particular service, to collect on an account, or when we otherwise have your consent to do so. We also may disclose personal information to third parties to protect the rights and property of the company or its subscribers.

What Happens to Information About My Telephone Usage and Who I Call?

Under federal law, you have a right, and we have a duty, to protect the confidentiality of information about your device usage, the services you buy from us, who you call, and the location of your device on our network when you make a voice call.

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Does AT&T Use Cookies?

Yes. AT&T uses cookies for a variety of reasons, including improving your shopping or browsing experience. In addition, cookies help us personalize the site experience for you.

Does AT&T Use Web Beacons?

Yes. AT&T uses Web beacons, also known as Web bugs, on our sites so that we can identify you and deliver you the services you request. However, AT&T does not permit third parties to use Web beacons linked to personal information on our site.

Does AT&T Place Advertising on Other Web Sites?

AT&T currently uses third-party advertising companies to place our ads on the Internet, and cookie and Web beacon technologies are used to measure the effectiveness of those ads. You should know that the use of such cookies is subject to the third parties’ privacy policies, and not the policy of AT&T.

What About Presence, Location, and Tracking Information?

Our network knows the general location of your phone whenever it is turned on. When we offer you optional services that require use or disclosure of this information, the terms and conditions for the specific service offering explain how the location information will be used. We also may provide your network location to emergency service providers if you place a 911 call.

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Can I Choose Not to Receive Marketing Messages on My Wireless Device from Third Parties?

AT&T has implemented technology to reduce unsolicited bulk short text messages but is unable to filter all marketing messages that you receive on your wireless device from third parties.

How Secure Is Information About Me?

We maintain a variety of physical, electronic, and procedural safeguards to guard your personal information.

What Can I Do to Protect My Personal Information?

An important part of ensuring the security of your personal information is your own efforts to protect against unauthorized access to your wireless device and SIM card. Before discarding your device or trading it in, be sure you remove all your personal information from the device.

How can I Review Personal Information in my Account for Accuracy?

You can review the accuracy of the personal information in your account online (go to My Account on this Web site) or by contacting Customer Service at 1-800-331-0500.

Will This Policy Be Updated?

AT&T expects to update this Policy periodically. You should refer back to this page often for the latest information and the effective date of any changes to the Policy.

To Whom Should I Direct Privacy Questions or Concerns?

You have several ways to contact us about questions of this Policy and about your services.

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AT&T PRIVACY POLICY

We have created the AT&T Privacy Policy (the “Policy”) to explain our privacy practices. When you use any AT&T product or service, you should understand when and how personal information is collected, used, disclosed and protected.

We will not sell or disclose information to unaffiliated third parties without your consent except as otherwise provided in this Policy. We may use information about who you are, where and when you browse on the Web, where your wireless device is located, and how you use our network to provide you better service and enrich your user experience when you sign up or use any of our products or services.

AT&T will revise and update this Policy if our practices change or if changes in the law so require.

Information Collected About You

We collect a variety of personal information about users of our products or services. Personal information is information that can be directly associated with a specific person or entity, such as a name, address, telephone number, email address, or information about activities directly linked to that person.

Our definition of personal information does not include “aggregate” information. Aggregate information is data we collect about a group or category of services or customers from which individual customer identities have been removed. For example, we could prepare a report that indicates that a certain number of our customers always use their wireless phones at a certain time of day at a specific location. Aggregate data helps us understand trends and customer needs so that we can better consider new services or tailor existing services to customer desires. The aggregate data also might be purchased by or shared with a third party, for example, one interested in locating a business in a particular part of town.

Here are the types of personal and other information we collect. You should refer to the rest of this Policy to see how we use, disclose, and protect that information:

•	Information You Give Us

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We collect information you give us when you purchase a AT&T product or use services. For example, you may provide us a billing address and credit information, including your social security number or business identifier, when signing up for service or perhaps purchasing a product through our online store. You might not have thought about it this way, but the numbers dialed from your wireless phone to make a call are an example of information you give us and that we collect and use so we can bill you appropriately and investigate fraudulent usage.

•	Automatically Collected Information

We automatically receive certain types of information whenever you interact with us. For example, when you visit an AT&T Web site, our systems automatically collect your IP address and the type of browser you use. When you browse the wireless web, our systems log the Web sites you visit. Similarly, all wireless communications systems know when your phone is turned on and approximately where the device is physically located—that’s how calls or messages are delivered to you in real time.

•	Information from Other Sources

We may obtain information about you from outside sources and add it to or combine it with your account information. For example, we may receive credit information for purposes of initiating service. We also may use commercially available demographic and marketing information from third parties to help us better serve you or inform you about products or services that we think will be of interest to you. We sometimes receive updated delivery and address information from our shippers or other sources so that we can correct our records and deliver your next purchase or communication more easily. And, we often receive information from the dealer from whom you purchase your wireless phone or device prior to initiating service with us.

We also may purchase email lists from third parties for advertising purposes. We only purchase lists of individuals who have allowed third-party use of their email address for marketing purposes. If you have previously requested to participate in an email advertising program, the information we receive may include your name, information on previous transactions, or any other personal information you have provided.

AT&T recognizes that parents often purchase our products and services for family use, including for use by minors. Any information collected from such usage will appear to be the personal information of the actual subscriber to the service, and will be treated as such under this Policy. If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child.

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In a Business Agreement, our customer is a business or other entity purchasing service for employees or other authorized users. If you receive certain benefits through a business or government customer’s agreement with us, this Policy will generally govern your personal information. However, if you receive service where a business or government entity pays AT&T for your account or is otherwise liable to AT&T for the charges (for example, as a guarantor if you fail to pay), we may share your account information with that entity. If you receive certain benefits tied to a Business Agreement, but you are liable for your own charges, then we may share enough account information with that entity to verify your continuing eligibility for those benefits. Please contact AT&T if you have any questions about who is the liable party on your bill.

Children’s Online Privacy Protection Act

If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child. You should be aware, however, that wireless devices and services purchased for family use may be used by minors without the knowledge of AT&T. If that happens, any information collected from the usage will appear to be the personal information of the actual adult subscriber and treated as such under this Policy.

Use of Personal Information

•	Internal Use.

In general, we use personal information to serve our customers, to enhance and extend our customer relationship, and to enable our customers to take maximum advantage of products and services we think they would enjoy. For example, by understanding how you use our Web site, we are able to customize and personalize your experience. More specifically, we use personal information for billing purposes, to provide services or complete transactions you have requested, to anticipate and resolve problems with your services, and to create and inform you of products or services from AT&T or others that better meet your needs.

AT&T uses email, short text messages, telemarketing, and direct mail to inform you about products or services we think will interest you. You can modify your preferences on receiving these types of communications:

•	If you are currently a AT&T customer and wish to change your preferences on receiving these types of communications, you can do one of the following to tell us your preferences:

•	Complete an online form

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•	Visit the “My Profile” page, if you manage your account online.

•	Call Customer Service at 1-800-331-0500.

•	If you are not a current customer of AT&T and wish to opt out of receiving marketing communications, you can complete an online form to tell us your preferences.

While you may choose not to receive marketing information from us, you will continue to receive invoices, customer service-related notifications, and other similar information from us electronically or otherwise.

•	Third-Party Use.

You should review the following section to understand when AT&T discloses personal information to third parties.

Disclosure of Personal Information

Information about our customers is one of our most important business assets, and therefore we strive to protect it and keep it confidential. We do not sell personal information to third parties without your consent. When and what types of information AT&T discloses depends on the service and in some cases the choices you have made.

AT&T will not disclose personal information other than in accordance with this Policy. In general, that means that you must consent to the disclosure in advance. Depending on the service, we may obtain your consent in a number of ways, including:

•	In writing;

•	Verbally;

•	Online by clicking a button;

•	Through the use of a dialing string or button on a wireless device or handset; or

•	At the time of initiation of a particular service offering, when your consent is part of the required terms and conditions to use that service.

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For example, your consent to disclose personal information can be implied simply by the nature of your request, such as when you ask us to deliver an email or short message to another person. Your return address is disclosed as part of the service and your consent to do so is implied by your use of the service. To determine how personal information may be disclosed as part of a particular service, you should review the terms and conditions of use for that service.

We share personal information with third parties as necessary to complete a transaction, perform a service on our behalf (such as enhancing our ability to serve you better), or perform a service that you have requested. When the third party acts solely on our behalf, AT&T does not allow them to use your information for other purposes. For example, our vendors process and print your billing statement on our behalf. They can only use the personal information we give them to produce the billing statement. When we write off an account for non-payment, AT&T sometimes discloses personal information about the account to third parties such as credit bureaus. Credit bureaus may use the personal information to update their records. AT&T does not currently disclose wireless numbers in AT&T listings or published directories. If we do so in the future, you will be able to choose whether your number is listed.

Aside from our services, however, you may also want to take advantage of services and products offered by other companies utilizing our wireless service. In those cases, you will be providing information to those companies, and information about you received by those third parties will be governed by their privacy policies, not this Policy. For example, if you are roaming on the network of another carrier, information about your usage and the numbers you dial will be available to the carrier providing the service. Also, as another example, if you purchase something using our mobile Internet service, you will be disclosing personal information directly to the company facilitating the transaction, a merchant bank and the merchant. Finally, if you bought your wireless device from a third party retailer or dealer, both they and AT&T will have personal information as a result of the transaction and your ongoing service with AT&T. Whenever third parties have a role in any such transaction, you should review their privacy policies as well.

From time to time you may be able to participate in contests, giveaways, or other similar promotions we sponsor. Except as explained otherwise in the rules for a particular contest, giveaway, or promotion, any personal information you provide will be used in accordance with this Policy.

In addition, from time to time you may be able to participate in our surveys to help us improve our offerings and services. Except as explained otherwise in the survey, any personal information so collected will be used for our internal purposes.

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Under federal law, you have a right, and we have a duty, to protect the confidentiality of information about your telephone usage, the services you buy from us, who you call, and the location of your device on our network when you make a voice call. This information is sometimes referred to as “Customer Proprietary Network Information,” or “CPNI.” We share CPNI and other personal information about you with affiliates of AT&T and BellSouth Corporation (the parent companies of AT&T) that provide telecommunications services to which you also subscribe. Before sharing CPNI in any other way, we will first notify you of your rights under the law, describe how we intend to use the CPNI, and give you an opportunity to opt out of such usage (or, when required by law, to opt in).

Business Transfers:

Information about our users, including personal information, may be disclosed as part of any merger, acquisition, sale of company assets, or transition of service to another provider, as well as in the unlikely event of an insolvency, bankruptcy, or receivership in which personal information would be transferred as one of the business assets of the company.

Protection of AT&T and Others:

We release personal information when we believe release is appropriate to comply with the law or in good faith reliance on legal process (e.g., court orders, subpoenas, E911 information, etc.); enforce or apply our customer agreements; initiate, render, bill, and collect for services; protect our rights or property, or protect users of those services and other carriers from fraudulent, abusive, or unlawful use of, or subscription to, such services; facilitate or verify the appropriate calculation of taxes, fees, or other obligations due to a local, state, or federal government; or if we reasonably believe that an emergency involving immediate danger of death or serious physical injury to any person requires disclosure of communications, or justifies disclosure of records, to a governmental entity without delay.

AT&T Use of Cookies

Cookies are small files placed on your computer’s hard drive by a Web site when you visit. These files identify your computer and record your preferences and other data about your visit so that when you return to the site, the site knows who you are and can personalize your visit. For example, cookies enable a Web site shopping cart to function so that you only have to check out once. Consequently, cookies are often tied to the use of personally identifiable information while using our site, and some functionality may be lost if you choose not to accept the use of cookies.

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In general, we use cookies to collect information so that we can determine how to improve our site by seeing which areas, features and products are most popular; to personalize the site and make recommendations based on products you have liked in the past as well as to improve the site experience; and to complete transactions you have requested. Advertisers that serve ads on our site may also use their own cookies. Such outside cookies are governed by the privacy policies of the entities placing the ads, and are not subject to this Policy.

We also use a session-based cookie that maintains a user’s session for continuity of navigation while viewing the site. After closing the browser the session cookie simply terminates.

With wireless Internet service, cookies are also used by our suppliers and third-party vendors to facilitate the various services and information offered. Depending on the phone or device being used, cookies may be stored locally on the phone or device, or on servers operated by AT&T. This Internet cookie-like functionality is in place for the same reasons and designed for the same purposes as cookies placed on your computer when interacting with Internet Web sites. Our suppliers and vendors will only use this information to provision the service, but each site you visit while using the wireless Internet service is controlled by a separate company and their individual privacy policies will govern information they receive automatically from the cookie or information you voluntarily provide.

AT&T Use of Web Beacons

A Web beacon, also known as a Web bug, is a small, graphic image on a Web page, Web-based document or in an email message that is designed to allow the site owner or a third party to monitor the address and other information of the computer viewing the item. Web beacons are often invisible to the user because they are typically very small (only 1-by-1 pixel) and the same color as the background of the Web page, document, or email message. Web beacons are represented as HTML IMG tags in the Web page; users can click on “view profiles” of the Web page to see whether the page is using a Web beacon. Web beacons collect the IP address of the computer that the Web beacon is sent to, the URL of the page the Web beacon comes from, and the time it was viewed. Web beacons can also be linked to personal information.

AT&T does not place Web beacons that link to personal information on other sites, nor does it permit third parties, other than those working on our behalf, to place them on our site. AT&T does use Web beacons itself and may link a particular beacon to personal information. For example, we may use a beacon to ensure a user can flip between technical assistance, customer service and our online store and still be recognized as our customer.

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AT&T Placement of Advertising on Other Web Sites

AT&T may use third-party ad serving companies to place advertisements about our products and services on other Web sites. These companies may use cookies and other technology such as Web beacons or tagging to measure the effectiveness of our ads. To measure advertising effectiveness and offer selective ad content, the ad serving companies may use anonymous information about your visits to our and other Web sites. But the ad serving companies use an anonymous number to identify you, NOT your name, address, phone number, email address, or anything that personally identifies you. The use of such cookies is subject to the ad serving company’s privacy policy, not the Policy of AT&T. If you would like more information about these companies we use, their privacy practices, or to learn your choices about not having this non-personal information used to serve ads to you, see our AT&T Ad Serving Companies.

AT&T Advertising Companies

This list contains a link to the privacy policies for the ad-serving companies used to place ads on 3rd party sites. AT&T will revise or update this as we change existing or add new ad-serving companies.

•	Avenue A and Atlas

Presence, Location, and Tracking

To make wireless communications possible, the network knows the general location of your phone or wireless device whenever it is turned on. Your wireless device sends out a periodic signal to the nearest radio tower/cell site so that the network will know where to route an incoming communication and how to properly bill for the service. This is necessary to make wireless communications possible.

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If you dial 911 for emergency services, we may provide your network location to a public safety answering point, emergency medical service provider or emergency dispatch provider, public safety, fire service, or law enforcement official, or hospital emergency or trauma care facility. The law also permits us to disclose the location of a device on our network without a user’s consent (1) to a user’s legal guardian or members of a user’s immediate family in an emergency situation that involves the risk of death or serious physical harm, (2) to database management services or information providers solely to assist in delivering emergency services, or (3) to a governmental entity if we reasonably believe that an emergency involving immediate danger of death or serious physical injury to any person requires or justifies disclosure of a device’s location on the network without delay. Legally required upgrades will allow us to provide a location more precise than cell site location.

In addition, we offer optional services on our GSM/GPRS network that make use of your network location. Please review the terms and conditions for each service for additional information about how the location information will be used. The location used for these services is separate from the network location information when you make a voice call.

Your wireless Internet service may also be personalized using your ZIP code or other location identifiers. We use this information to serve you relevant content, and we treat the information like any other personal information under this Policy. This service does not use the network location technology described in this section.

Receipt of Marketing Messages on My Wireless Device from Third Parties

You should be aware that not all advertisements appearing on or delivered to your mobile phone or device are authorized by AT&T. We have developed and implemented systems in our network to reduce unsolicited bulk short text messages, but we cannot at this time block all such messages. We continue to look for other options to reduce these unsolicited bulk messages. If you have an email account with AT&T, this service is subject to unsolicited messages as any other email service.

It is unlawful for any third party to make an unsolicited telemarketing call using an autodialer or to send a prerecorded message to a wireless phone or device. You should report any such unsolicited calls to the Federal Communications Commission.

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Network and Information Security

We maintain a variety of physical, electronic, and procedural safeguards to guard your personal information. For example, we use accepted tools and techniques to protect against unauthorized access to our systems. Also, we grant access to personal information about you to employees and contractors who need to know that information to provide products or services to you. In addition, we work to protect the security of your personal information when you are ordering new service via the AT&T Web site by using well-known Internet encryption technologies like Secure Sockets Layer (SSL). We also use encryption technologies to protect your account information when you are viewing your bill on our Web site. You should be aware that AT&T has no control over the security of other sites on the Internet you might visit, interact with, or from which you buy products or services.

What Can I Do to Protect My Personal Information?

An important part of ensuring the security of personal information is your own effort to protect against unauthorized access to your wireless device and the personal information contained in it and on your SIM card. Most phones and wireless PDA-type devices store calling information both in the phone and on the SIM card. Therefore, before discarding your phone or PDA, trading it in or giving it away, be sure you remove and retain your SIM card and follow the manufacturer’s instructions for deleting all personal information on the device itself. (This can be found in your owner’s manual or on the manufacturers’ Web site.)

In addition, use passwords to prevent unauthorized access to your wireless device, your wireless service account, and your voicemail. If you write down your passwords or user names, keep the information in a secure location. Do not give your password to someone else unless you intend them to have the same full access and ability to make changes to your account as you have. Change your passwords periodically.

Accuracy of Personal Information in Your Account

You can review the accuracy of the personal information in your account records online (go to My Account on this Web site) or by contacting Customer Service at 1-800-331-0500.

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California customers: AT&T does not disclose customers’ personal information to third parties for the third parties’ direct marketing purposes, as governed by California Civil Code 1798.83.

Updating this Policy

AT&T will revise or update this Policy as it deems appropriate, including for example, if our practices change, as we change existing or add new services, as we develop better ways to inform you of products we think will be of interest, or if the law so requires. You should refer back to this page often for the latest information and the effective date of any changes.

If, however, users’ personally identifiable information will be used in a manner materially different from that stated at the time of collection, we will notify users via posting on this page for 30 days before the material change is made. Users will have a choice as to whether or not their information will be used in this materially different manner.

Contact Us

AT&T is committed to the policies set forth in this Policy.

If you have any questions, comments or concerns about this Policy, please contact privacy@att.com.

If you have questions about your AT&T service, you can call a customer service representative at 1-800-331-0500.

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APPENDIX G – PRIME SUPPLIER – MBE/WBE/DVBE PARTICIPATION PLAN

For purposes of this Appendix G, Supplier refers to Motricity.

PRIME SUPPLIER MBE/WBE/DVBE PARTICIPATION PLAN

YEAR REPORTING:

PRIME SUPPLIER NAME:	Motricity, Inc.
ADDRESS:

COMPANY E-MAIL:
TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1. GOALS
A. WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES (MBEs)	***

WOMAN BUSINESS ENTERPRISES (WBEs)	***

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	***

B. WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT WITH:

Midwest Region:

(Wisconsin, Illinois, Indiana, Ohio, Michigan)

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T (NV)

AT&T (CA)

East Region: (Connecticut)
Southwest Region:
(Texas, Oklahoma, Kansas, Missouri, Arkansas)
AT&T Yellow Pages
AT&T Advanced Solutions
AT&T National Data Operations
AT&T Long Distance
AT&T Telecom
AT&T Internet Services
AT&T MSI
AT&T Services
AT&T Operations
AT&T Mobillity LLC	***
Other

Note: Indicate dollar award(s) as it applies to this contract.

C. WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

MINORITY BUSINESS ENTERPRISES (MBEs)	***

WOMAN BUSINESS ENTERPRISES (WBEs)	***

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	***

2.	2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS,

DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

3.	SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

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4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:

Submit your annual plan to sbcsd@att.com

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Appendix H - MBE/WBE/DVBE Results Report

For purposes of this Appendix H, Supplier refers to Motricity.

M/WBE-DVBE QUARTERLY RESULTS REPORT

FOR THE FOLLOWING AT&T AFFILIATE:

Note: Subcontracting Results should reflect ONLY M/WBE-DVBE dollars directly traceable to sales DURING THE REPORTING QUARTER.

Results must be reported individually for each AT&T subsidiary.

THIS SUMMARY REPORT SHOULD BE E-MAILED TO:	sbcsd@att.com
1. Reporting Company:
Company Name:
Address:	2. Contract/ Work Order Number:	3. Report Quarter: This report reflects the utilization of Minority Business Enterprises/Women Business Enterprise/Disabled Veteran Enterprise participation for period
City, State, Zip:
Contact Name:
Title:
E-Mail:
Date:
Telephone:	________________
(If Available)
Signature:		Through

(Please indicate dates)

PARTICIPATION GOAL				PARTICIPATION ACHIEVEMENT

4.	Annual Goal			5.	Actual for Quarter

Percent of Total Sales	MBE	WBE	DVBE		MBE	WBE	DVBE

				Dollars paid by Prime Supplier to Subcontractors

				Total Dollars Paid to Prime Supplier by AT&T

				% OF Total AT&T $ Paid by Prime Supplier to Subcontractors

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AT&T SUBCONTRACTING RESULTS

6. M/WBE-DVBE Subcontractors(S)	Ethnic/Gender		Total Dollars

Name:
Address:
City, State, Zip:		Certifying Agency:
Telephone:	select from the drop down menu to see a list of AT&T recognized agencies ▼
Goods or Services:
If other please specify:

To add additional Subcontractors, copy the entire light gray area and paste directly below this line.

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EXHIBIT N – AT&T PRIVACY POLICY

Effective date: October 21, 2006)

AT&T has a long-standing policy of protecting customer privacy.

We believe that you should know what information we collect from you, as well as how that information is used, disclosed, and protected. We have created this policy statement (the “Policy”) to explain our privacy practices and policies.

We will not sell or disclose your personal information to unaffiliated third parties without your consent except as otherwise provided in this Policy. We may use information about who you are, where and when you browse on the Web, where your wireless device is located, and how you use our network to provide you better service and enrich your user experience when you sign up or use any of our products or services.

AT&T may make available shorter or machine-readable versions of this Privacy Policy. These additional policies are intended only as summaries of this complete Privacy Policy. This Policy applies to customers who purchase and use our services and products in the United States. Collection, use, disclosure, and protection of personal information may be subject to different regulation outside the United States.

AT&T will revise and update this Policy as it deems appropriate, including, for example, if our practices change or if changes in the law so require. You should refer back to this page for the latest information.

QUICK PRIVACY LINKS

The following brief summaries outline our Policy and then link to further detail. We also provide you the means to communicate with us if you have any questions about this Policy. This Policy also addresses what we do with information about your device usage, the services you buy from us, and who you call.

Does AT&T Collect Personal Information About Me?

Yes, AT&T collects personal information about you so that we can deliver products or services you request.

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This happens automatically when you interact with us, such as when you log into a service. Sometimes, AT&T buys commercially available marketing and sales information from third parties so we can better serve you. Tell me more

Does AT&T Collect Information About Children Under the Age of 13?

If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child.

How Does AT&T Use Personal Information?

We use personal information for billing and collection purposes, to provide services or complete transactions you have requested, and to anticipate and resolve problems with your services. We may also use this information to create and inform you of products or services from AT&T or others that may better meet your needs.

When Does AT&T Disclose Personal Information?

We do not sell personal information to unaffiliated third parties. We will disclose personal information to third parties to complete a transaction you have requested, as part of the terms and conditions for a particular service, to collect on an account, or when we otherwise have your consent to do so. We also may disclose personal information to third parties to protect the rights and property of the company or its subscribers.

What Happens to Information About My Telephone Usage and Who I Call?

Under federal law, you have a right, and we have a duty, to protect the confidentiality of information about your device usage, the services you buy from us, who you call, and the location of your device on our network when you make a voice call.

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Does AT&T Use Cookies?

Yes. AT&T uses cookies for a variety of reasons, including improving your shopping or browsing experience. In addition, cookies help us personalize the site experience for you.

Does AT&T Use Web Beacons?

Yes. AT&T uses Web beacons, also known as Web bugs, on our sites so that we can identify you and deliver you the services you request. However, AT&T does not permit third parties to use Web beacons linked to personal information on our site.

Does AT&T Place Advertising on Other Web Sites?

AT&T currently uses third-party advertising companies to place our ads on the Internet, and cookie and Web beacon technologies are used to measure the effectiveness of those ads. You should know that the use of such cookies is subject to the third parties’ privacy policies, and not the policy of AT&T.

What About Presence, Location, and Tracking Information?

Our network knows the general location of your phone whenever it is turned on. When we offer you optional services that require use or disclosure of this information, the terms and conditions for the specific service offering explain how the location information will be used. We also may provide your network location to emergency service providers if you place a 911 call.

Can I Choose Not to Receive Marketing Messages on My Wireless Device from Third Parties?

AT&T has implemented technology to reduce unsolicited bulk short text messages but is unable to filter all marketing messages that you receive on your wireless device from third parties.

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How Secure Is Information About Me?

We maintain a variety of physical, electronic, and procedural safeguards to guard your personal information.

What Can I Do to Protect My Personal Information?

An important part of ensuring the security of your personal information is your own efforts to protect against unauthorized access to your wireless device and SIM card. Before discarding your device or trading it in, be sure you remove all your personal information from the device.

How can I Review Personal Information in my Account for Accuracy?

You can review the accuracy of the personal information in your account online (go to My Account on this Web site) or by contacting Customer Service at 1-800-331-0500.

Will This Policy Be Updated?

AT&T expects to update this Policy periodically. You should refer back to this page often for the latest information and the effective date of any changes to the Policy.

To Whom Should I Direct Privacy Questions or Concerns?

You have several ways to contact us about questions of this Policy and about your services.

AT&T PRIVACY POLICY

We have created the AT&T Privacy Policy (the “Policy”) to explain our privacy practices. When you use any AT&T product or service, you should understand when and how personal information is collected, used, disclosed and protected.

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We will not sell or disclose information to unaffiliated third parties without your consent except as otherwise provided in this Policy. We may use information about who you are, where and when you browse on the Web, where your wireless device is located, and how you use our network to provide you better service and enrich your user experience when you sign up or use any of our products or services.

AT&T will revise and update this Policy if our practices change or if changes in the law so require.

Information Collected About You

We collect a variety of personal information about users of our products or services. Personal information is information that can be directly associated with a specific person or entity, such as a name, address, telephone number, email address, or information about activities directly linked to that person.

Our definition of personal information does not include “aggregate” information. Aggregate information is data we collect about a group or category of services or customers from which individual customer identities have been removed. For example, we could prepare a report that indicates that a certain number of our customers always use their wireless phones at a certain time of day at a specific location. Aggregate data helps us understand trends and customer needs so that we can better consider new services or tailor existing services to customer desires. The aggregate data also might be purchased by or shared with a third party, for example, one interested in locating a business in a particular part of town.

Here are the types of personal and other information we collect. You should refer to the rest of this Policy to see how we use, disclose, and protect that information:

•	Information You Give Us

We collect information you give us when you purchase an AT&T product or use services. For example, you may provide us a billing address and credit information, including your social security number or business identifier, when signing up for service or perhaps purchasing a product through our online store. You might not have thought about it this way, but the numbers dialed from your wireless phone to make a call are an example of information you give us and that we collect and use so we can bill you appropriately and investigate fraudulent usage.

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•	Automatically Collected Information

We automatically receive certain types of information whenever you interact with us. For example, when you visit an AT&T Web site, our systems automatically collect your IP address and the type of browser you use. When you browse the wireless web, our systems log the Web sites you visit. Similarly, all wireless communications systems know when your phone is turned on and approximately where the device is physically located—that’s how calls or messages are delivered to you in real time.

•	Information from Other Sources

We may obtain information about you from outside sources and add it to or combine it with your account information. For example, we may receive credit information for purposes of initiating service. We also may use commercially available demographic and marketing information from third parties to help us better serve you or inform you about products or services that we think will be of interest to you. We sometimes receive updated delivery and address information from our shippers or other sources so that we can correct our records and deliver your next purchase or communication more easily. And, we often receive information from the dealer from whom you purchase your wireless phone or device prior to initiating service with us.

We also may purchase email lists from third parties for advertising purposes. We only purchase lists of individuals who have allowed third-party use of their email address for marketing purposes. If you have previously requested to participate in an email advertising program, the information we receive may include your name, information on previous transactions, or any other personal information you have provided.

AT&T recognizes that parents often purchase our products and services for family use, including for use by minors. Any information collected from such usage will appear to be the personal information of the actual subscriber to the service, and will be treated as such under this Policy. If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child.

In a Business Agreement, our customer is a business or other entity purchasing service for employees or other authorized users. If you receive certain benefits through a business or government customer’s agreement with us, this Policy will generally govern your personal information. However, if you receive service where a business or government entity pays AT&T for your account or is otherwise liable to AT&T for the charges (for example, as a guarantor if you fail to pay), we may share your account information with that entity. If you receive certain benefits tied to a Business Agreement, but you are liable for your own charges, then we may share enough account information with that entity to verify your continuing eligibility for those benefits. Please contact AT&T if you have any questions about who is the liable party on your bill.

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Children’s Online Privacy Protection Act

If we make available offers and products online where a child informs us that he or she is under the age of 13, we will ask a parent to confirm his/her consent in advance of further collection, use or disclosure of personal information from that child. You should be aware, however, that wireless devices and services purchased for family use may be used by minors without the knowledge of AT&T. If that happens, any information collected from the usage will appear to be the personal information of the actual adult subscriber and treated as such under this Policy.

Use of Personal Information

•	Internal Use.

In general, we use personal information to serve our customers, to enhance and extend our customer relationship, and to enable our customers to take maximum advantage of products and services we think they would enjoy. For example, by understanding how you use our Web site, we are able to customize and personalize your experience. More specifically, we use personal information for billing purposes, to provide services or complete transactions you have requested, to anticipate and resolve problems with your services, and to create and inform you of products or services from AT&T or others that better meet your needs.

AT&T uses email, short text messages, telemarketing, and direct mail to inform you about products or services we think will interest you. You can modify your preferences on receiving these types of communications:

•	If you are currently a AT&T customer and wish to change your preferences on receiving these types of communications, you can do one of the following to tell us your preferences:

•	Complete an online form

•	Visit the “My Profile” page, if you manage your account online.

•	Call Customer Service at 1-800-331-0500.

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•	If you are not a current customer of AT&T and wish to opt out of receiving marketing communications, you can complete an online form to tell us your preferences.

While you may choose not to receive marketing information from us, you will continue to receive invoices, customer service-related notifications, and other similar information from us electronically or otherwise.

•	Third-Party Use.

You should review the following section to understand when AT&T discloses personal information to third parties.

Disclosure of Personal Information

Information about our customers is one of our most important business assets, and therefore we strive to protect it and keep it confidential. We do not sell personal information to third parties without your consent. When and what types of information AT&T discloses depends on the service and in some cases the choices you have made.

AT&T will not disclose personal information other than in accordance with this Policy. In general, that means that you must consent to the disclosure in advance. Depending on the service, we may obtain your consent in a number of ways, including:

•	In writing;

•	Verbally;

•	Online by clicking a button;

•	Through the use of a dialing string or button on a wireless device or handset; or

•	At the time of initiation of a particular service offering, when your consent is part of the required terms and conditions to use that service.

For example, your consent to disclose personal information can be implied simply by the nature of your request, such as when you ask us to deliver an email or short message to another person. Your return address is disclosed as part of the service and your consent to do so is implied by your use of the service. To determine how personal information may be disclosed as part of a particular service, you should review the terms and conditions of use for that service.

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We share personal information with third parties as necessary to complete a transaction, perform a service on our behalf (such as enhancing our ability to serve you better), or perform a service that you have requested. When the third party acts solely on our behalf, AT&T does not allow them to use your information for other purposes. For example, our vendors process and print your billing statement on our behalf. They can only use the personal information we give them to produce the billing statement. When we write off an account for non-payment, AT&T sometimes discloses personal information about the account to third parties such as credit bureaus. Credit bureaus may use the personal information to update their records. AT&T does not currently disclose wireless numbers in AT&T listings or published directories. If we do so in the future, you will be able to choose whether your number is listed.

Aside from our services, however, you may also want to take advantage of services and products offered by other companies utilizing our wireless service. In those cases, you will be providing information to those companies, and information about you received by those third parties will be governed by their privacy policies, not this Policy. For example, if you are roaming on the network of another carrier, information about your usage and the numbers you dial will be available to the carrier providing the service. Also, as another example, if you purchase something using our mobile Internet service, you will be disclosing personal information directly to the company facilitating the transaction, a merchant bank and the merchant. Finally, if you bought your wireless device from a third party retailer or dealer, both they and AT&T will have personal information as a result of the transaction and your ongoing service with AT&T. Whenever third parties have a role in any such transaction, you should review their privacy policies as well.

From time to time you may be able to participate in contests, giveaways, or other similar promotions we sponsor. Except as explained otherwise in the rules for a particular contest, giveaway, or promotion, any personal information you provide will be used in accordance with this Policy.

In addition, from time to time you may be able to participate in our surveys to help us improve our offerings and services. Except as explained otherwise in the survey, any personal information so collected will be used for our internal purposes.

Under federal law, you have a right, and we have a duty, to protect the confidentiality of information about your telephone usage, the services you buy from us, who you call, and the location of your device on our network when you make a voice call. This information is sometimes referred to as “Customer Proprietary Network Information,”

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or “CPNI.” We share CPNI and other personal information about you with affiliates of AT&T and BellSouth Corporation (the parent companies of AT&T) that provide telecommunications services to which you also subscribe. Before sharing CPNI in any other way, we will first notify you of your rights under the law, describe how we intend to use the CPNI, and give you an opportunity to opt out of such usage (or, when required by law, to opt in).

Business Transfers:

Information about our users, including personal information, may be disclosed as part of any merger, acquisition, sale of company assets, or transition of service to another provider, as well as in the unlikely event of an insolvency, bankruptcy, or receivership in which personal information would be transferred as one of the business assets of the company.

Protection of AT&T and Others:

We release personal information when we believe release is appropriate to comply with the law or in good faith reliance on legal process (e.g., court orders, subpoenas, E911 information, etc.); enforce or apply our customer agreements; initiate, render, bill, and collect for services; protect our rights or property, or protect users of those services and other carriers from fraudulent, abusive, or unlawful use of, or subscription to, such services; facilitate or verify the appropriate calculation of taxes, fees, or other obligations due to a local, state, or federal government; or if we reasonably believe that an emergency involving immediate danger of death or serious physical injury to any person requires disclosure of communications, or justifies disclosure of records, to a governmental entity without delay.

AT&T Use of Cookies

Cookies are small files placed on your computer’s hard drive by a Web site when you visit. These files identify your computer and record your preferences and other data about your visit so that when you return to the site, the site knows who you are and can personalize your visit. For example, cookies enable a Web site shopping cart to function so that you only have to check out once. Consequently, cookies are often tied to the use of personally identifiable information while using our site, and some functionality may be lost if you choose not to accept the use of cookies.

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In general, we use cookies to collect information so that we can determine how to improve our site by seeing which areas, features and products are most popular; to personalize the site and make recommendations based on products you have liked in the past as well as to improve the site experience; and to complete transactions you have requested. Advertisers that serve ads on our site may also use their own cookies. Such outside cookies are governed by the privacy policies of the entities placing the ads, and are not subject to this Policy.

We also use a session-based cookie that maintains a user’s session for continuity of navigation while viewing the site. After closing the browser the session cookie simply terminates.

With wireless Internet service, cookies are also used by our suppliers and third-party vendors to facilitate the various services and information offered. Depending on the phone or device being used, cookies may be stored locally on the phone or device, or on servers operated by AT&T. This Internet cookie-like functionality is in place for the same reasons and designed for the same purposes as cookies placed on your computer when interacting with Internet Web sites. Our suppliers and vendors will only use this information to provision the service, but each site you visit while using the wireless Internet service is controlled by a separate company and their individual privacy policies will govern information they receive automatically from the cookie or information you voluntarily provide.

AT&T Use of Web Beacons

A Web beacon, also known as a Web bug, is a small, graphic image on a Web page, Web-based document or in an email message that is designed to allow the site owner or a third party to monitor the address and other information of the computer viewing the item. Web beacons are often invisible to the user because they are typically very small (only 1-by-1 pixel) and the same color as the background of the Web page, document, or email message. Web beacons are represented as HTML IMG tags in the Web page; users can click on “view profiles” of the Web page to see whether the page is using a Web beacon. Web beacons collect the IP address of the computer that the Web beacon is sent to, the URL of the page the Web beacon comes from, and the time it was viewed. Web beacons can also be linked to personal information.

AT&T does not place Web beacons that link to personal information on other sites, nor does it permit third parties, other than those working on our behalf, to place them on our site. AT&T does use Web beacons itself and may link a particular beacon to personal information. For example, we may use a beacon to ensure a user can flip between technical assistance, customer service and our online store and still be recognized as our customer.

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AT&T Placement of Advertising on Other Web Sites

AT&T may use third-party ad serving companies to place advertisements about our products and services on other Web sites. These companies may use cookies and other technology such as Web beacons or tagging to measure the effectiveness of our ads. To measure advertising effectiveness and offer selective ad content, the ad serving companies may use anonymous information about your visits to our and other Web sites. But the ad serving companies use an anonymous number to identify you, NOT your name, address, phone number, email address, or anything that personally identifies you. The use of such cookies is subject to the ad serving company’s privacy policy, not the Policy of AT&T. If you would like more information about these companies we use, their privacy practices, or to learn your choices about not having this non-personal information used to serve ads to you, see our AT&T Ad Serving Companies.

AT&T Advertising Companies

This list contains a link to the privacy policies for the ad-serving companies used to place ads on 3rd party sites. AT&T will revise or update this as we change existing or add new ad-serving companies.

•	Avenue A and Atlas

Presence, Location, and Tracking

To make wireless communications possible, the network knows the general location of your phone or wireless device whenever it is turned on. Your wireless device sends out a periodic signal to the nearest radio tower/cell site so that the network will know where to route an incoming communication and how to properly bill for the service. This is necessary to make wireless communications possible.

If you dial 911 for emergency services, we may provide your network location to a public safety answering point, emergency medical service provider or emergency dispatch provider, public safety, fire service, or law enforcement official, or hospital emergency or trauma care facility. The law also permits us to disclose the location of a device on our network without a user’s consent (1) to a user’s legal guardian or members of a user’s

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immediate family in an emergency situation that involves the risk of death or serious physical harm, (2) to database management services or information providers solely to assist in delivering emergency services, or (3) to a governmental entity if we reasonably believe that an emergency involving immediate danger of death or serious physical injury to any person requires or justifies disclosure of a device’s location on the network without delay. Legally required upgrades will allow us to provide a location more precise than cell site location.

In addition, we offer optional services on our GSM/GPRS network that make use of your network location. Please review the terms and conditions for each service for additional information about how the location information will be used. The location used for these services is separate from the network location information when you make a voice call.

Your wireless Internet service may also be personalized using your ZIP code or other location identifiers. We use this information to serve you relevant content, and we treat the information like any other personal information under this Policy. This service does not use the network location technology described in this section.

Receipt of Marketing Messages on My Wireless Device from Third Parties

You should be aware that not all advertisements appearing on or delivered to your mobile phone or device are authorized by AT&T. We have developed and implemented systems in our network to reduce unsolicited bulk short text messages, but we cannot at this time block all such messages. We continue to look for other options to reduce these unsolicited bulk messages. If you have an email account with AT&T, this service is subject to unsolicited messages as any other email service.

It is unlawful for any third party to make an unsolicited telemarketing call using an autodialer or to send a prerecorded message to a wireless phone or device. You should report any such unsolicited calls to the Federal Communications Commission.

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Network and Information Security

We maintain a variety of physical, electronic, and procedural safeguards to guard your personal information. For example, we use accepted tools and techniques to protect against unauthorized access to our systems. Also, we grant access to personal information about you to employees and contractors who need to know that information to provide products or services to you. In addition, we work to protect the security of your personal information when you are ordering new service via the AT&T Web site by using well-known Internet encryption technologies like Secure Sockets Layer (SSL). We also use encryption technologies to protect your account information when you are viewing your bill on our Web site. You should be aware that AT&T has no control over the security of other sites on the Internet you might visit, interact with, or from which you buy products or services.

What Can I Do to Protect My Personal Information?

An important part of ensuring the security of personal information is your own effort to protect against unauthorized access to your wireless device and the personal information contained in it and on your SIM card. Most phones and wireless PDA-type devices store calling information both in the phone and on the SIM card. Therefore, before discarding your phone or PDA, trading it in or giving it away, be sure you remove and retain your SIM card and follow the manufacturer’s instructions for deleting all personal information on the device itself. (This can be found in your owner’s manual or on the manufacturers’ Web site.)

In addition, use passwords to prevent unauthorized access to your wireless device, your wireless service account, and your voicemail. If you write down your passwords or user names, keep the information in a secure location. Do not give your password to someone else unless you intend them to have the same full access and ability to make changes to your account as you have. Change your passwords periodically.

Accuracy of Personal Information in Your Account

You can review the accuracy of the personal information in your account records online (go to My Account on this Web site) or by contacting Customer Service at 1-800-331-0500.

California customers: AT&T does not disclose customers’ personal information to third parties for the third parties’ direct marketing purposes, as governed by California Civil Code 1798.83.

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Updating this Policy

AT&T will revise or update this Policy as it deems appropriate, including for example, if our practices change, as we change existing or add new services, as we develop better ways to inform you of products we think will be of interest, or if the law so requires. You should refer back to this page often for the latest information and the effective date of any changes.

If, however, users’ personally identifiable information will be used in a manner materially different from that stated at the time of collection, we will notify users via posting on this page for 30 days before the material change is made. Users will have a choice as to whether or not their information will be used in this materially different manner.

Contact Us

AT&T is committed to the policies set forth in this Policy.

If you have any questions, comments or concerns about this Policy, please contact privacy@att.com.

If you have questions about your AT&T service, you can call a customer service representative at 1-800-331-0500.

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THIRD AMENDMENT

TO THE SECOND AMENDED AND RESTATED

WIRELESS SERVICES AGREEMENT #00014249

This Third Amendment (this “Third Amendment”) to the Second Amended and Restated Wireless Services Agreement #0001429 of July, 22, 2005 between Motricity, Inc., f/k/a InfoSpace Mobile, Inc. (“Motricity” or “Supplier”) and AT&T Mobility LLC (“AT&T Mobility” or “AT&T”) (the “Agreement”), is made and entered into this 11th day of June, 2009 (“Third Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, InfoSpace has provided certain Services to AT&T Mobility pursuant to the Agreement;

WHEREAS, Cingular Wireless LLC changed its name to AT&T Mobility LLC on January 8, 2007;

WHEREAS, InfoSpace Inc. changed its name to Motricity, Inc. on December 28, 2007 and assumed all of the rights and obligations of InfoSpace Mobile, Inc.;

WHEREAS, Motricity, Inc. and AT&T entered into that certain First Amendment to the Agreement on March 1, 2007 (the “First Amendment”);

WHEREAS, Motricity, Inc. and AT&T entered into that certain Second Amendment to the Agreement on October 1, 2008 (the “Second Amendment”); and

WHEREAS, Motricity and AT&T desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Except as otherwise provided herein, all of the terms, covenants and conditions used, but not defined, herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Third Amendment shall govern.

2.	Section 1 “Definitions” of the Agreement shall be amended to add/delete/modify the following definitions (as noted below). Additional definitions may be found within the Agreement and related Amendments.

“ATT.Net Active User” means a Subscriber for whom Motricity reports one or more ATT.Net Sessions during a calendar month.

“ATT.Net Portal User” means each unique profile for a Subscriber that has used the Service, which profile may be derived from information (or a combination of information) that may include screen name, user identifier, device identifier and/or MSISDN.

“ATT.Net Session” means a registered connection to the Service, as measured by Motricity.

“ATT.Net Service” means the next generation wireless internet that will allow AT&T subscribers to easily find, consume and save global web content, to find people, places and things in the local area and to browse and save popular editorial content. Further, the ATT.Net Service will also allow Subscribers to have a consistent internet experience via a fully optimized HTML browser that enables interactivity, lower latency for a richer internet experience.

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“AT&T Property” means physical and non-physical property of AT&T (or provided on behalf of AT&T), including materials, equipment, software, hardware, networks, IT systems and network connectivity.

“Commercial Launch” is defined as the date where the ATT.Net Service is to be made available to Subscribers, on July 20, 2009.

“Motricity’s Span of Control” means Motricity’s facilities physical infrastructure (including external power sources), supporting network elements, web-to-the-Motricity network demarcation point, support services, hardware and software associated with the Service that is under Motricity’s control (e.g. functionality that is provided by external vendors or suppliers with whom Motricity has a contractual relationship, including feeds from providers of Motricity Sourced Content). This includes the System and its components for the transmission and control, security of network and data, physical security, software and user data including backup data; all hardware and software used in connection with backing up data; and all Motricity employees and subcontractors participating in the provisioning of the Service. Motricity’s Span of Control does not include the services and systems that are under the control of AT&T or its third party suppliers and service providers, including AT&T’s MMS Center and all other elements of the AT&T network nor does it include functionality or feeds from providers of content not under a contractual relationship with Motricity .

“Device(s)” means the AT&T designated mobile device(s) that are certified or will be certified for use on the AT&T network in support of the AT&T commercial service offering (e.g.,ATT.Net Service, MEdia Net Service, etc.).

“Device Client” means the Software that conforms to a specific Device or set of Devices.

“Device Client Services” has the meaning set forth in Exhibit A-3 – Services, attached hereto and incorporated herein.

“Device Client Support Obligations” has the meaning set forth in Section B (5.4.1) of Exhibit A-3 – Service.

“DCS” means Device Client Service.

“DCS Failure(s)” has the meaning set forth in Section B (5.5.1) of Exhibit A-3 – Service.

“Documentation” means any user manuals, operator instructions, training material, developers’ guides and other written materials used in conjunction with the Service and/or Software and provided by Motricity, whether in printed or electronic form.

“Motricity Software” is deleted and replaced with the Software” as defined in this Third Amendment.

“Motricity Supported Handsets” is deleted and replaced with “Devices” as defined in this Third Amendment.

“Level of Effort” has the meaning set forth in Section B (10) of Exhibit A-3 – Services.

“OEM” means original equipment manufacturer and refers to the Device manufacturer.

“Partner Integration Services” has the meaning set forth in Section B (6) of Exhibit A-3 – Services.

“QA” means Quality Assurance.

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“Service Agreement” is as defined in Section 19 of the Second Amendment to the Agreement.

“Software” means the software designed, developed, manufactured or provided by, or on behalf of, Motricity as part of the Service.

“Specifications” means (i) Motricity’s applicable technical and functional documents and descriptions, including any warranty statements, and (ii) AT&T’s written requirements, technical documents and descriptions, specified in or attached to this Agreement, an executed Statement of Work, Work Order or Purchase Order, which shall control over any inconsistency with Motricity’s specifications and description.

“Statement(s) of Work” means written description of the professional services, custom development and service requests for new Services, pursuant to the terms and conditions of the Services Agreement.

“Subscriber” means a unique AT&T end user of the ATT.Net Service, MEdia Net Service or Legacy Services as authenticated by Motricity and depending upon the context.

“System” means that AT&T Property and any or all platforms, databases, software, Product and API(s) provided by, or on behalf of, Motricity that support the Service

“Web/WAP Services” has the meaning set forth in Section B (7) of Exhibit A-3 – Services.

3.	The Agreement is amended to add a new paragraph to Section 2.1 as follows:

Motricity Grant for ATT.Net Service. Notwithstanding the preceding paragraph, the license grant applicable to the ATT.Net Service is as set forth within Section 5.6 of Exhibit A-3.

4.	Limitations. Section 2.3 (a) is deleted in its entirety and replaced with the following:

(a)	AT&T shall have no right by virtue of this Agreement to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Motricity Content, or Services under this Agreement to any Person, other than providing access to the Motricity Content and Services to Users.

5.	AT&T Obligations. Section 3.2, the following language is deleted it its entirety:

“Notwithstanding the above, should AT&T choose to host this service with anyone other than Motricity, this section will no longer apply.”

And replaced with the following:

“Notwithstanding the above, as it relates to the ATT.Net Service and/or when AT&T hosts the service on its own or with anyone other than Motricity, this section will no longer apply.”

6.	Insurance. Section 6.4 of the Second Amendment is deleted in its entirety and replaced with the following:

6.4.1	With respect to Motricity’s performance under this Agreement, and in addition to Motricity’s obligation to indemnify, Motricity shall at its sole cost and expense:

6.4.1.1	maintain the insurance coverages and limits required by this Section and any additional insurance and/or bonds required by law:

6.4.1.1.1	at all times during the term of this Agreement and until completion of all Work associated with this Agreement, whichever is later; and

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6.4.1.1.2	with respect to any coverage maintained in a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later. If a “claims-made” policy is maintained, the retroactive date must precede the commencement of Work under this Agreement;

6.4.1.2	require each subcontractor who may perform Work under this Agreement or enter upon the Work site to maintain coverages, requirements, and limits at least as broad as those listed in this Section from the time when the subcontractor begins Work, throughout the term of the subcontractor’s Work and, with respect to any coverage maintained on a “claims-made” policy, for two (2) years thereafter;

6.4.1.3	procure the required insurance from an insurance company eligible to do business in the state or states where Work will be performed and having and maintaining a Financial Strength Rating of “A-” or better and a Financial Size Category of “VII” or better, as rated in the A.M. Best Key Rating Guide for Property and Casualty Insurance Companies, except that, in the case of Workers’ Compensation insurance, Motricity may procure insurance from the state fund of the state where Work is to be performed; and

6.4.1.4	deliver to AT&T, certificates of insurance stating the types of insurance and policy limits. Motricity shall provide or will endeavor to have the issuing insurance company provide at least 30 days advance written notice of cancellation, non-renewal, or reduction in coverage, terms, or limits to AT&T. Motricity shall deliver such certificates:

6.4.1.4.1	prior to execution of this Agreement and prior to commencement of any Work;

6.4.1.4.2	prior to expiration of any insurance policy required in this Section; and

6.4.1.4.3	for any coverage maintained on a “claims-made” policy, for two (2) years following the term of this Agreement or completion of all Work associated with this Agreement, whichever is later.

6.4.2	The Parties agree:

6.4.2.1	the failure of AT&T to demand such certificate of insurance or failure of AT&T to identify a deficiency will not be construed as a waiver of Motricity’s obligation to maintain the insurance required under this Agreement;

6.4.2.2	that the insurance required under this Agreement does not represent that coverage and limits will necessarily be adequate to protect Motricity, nor be deemed as a limitation on Motricity’s liability to AT&T in this Agreement;

6.4.2.3	Motricity may meet the required insurance coverages and limits with any combination of primary and Umbrella/Excess liability insurance; and

6.4.2.4	Motricity is responsible for any deductible or self-insured retention.

6.4.3	The insurance coverage required by this Section includes:

6.4.3.1	Workers’ Compensation insurance with benefits afforded under the laws of any state in which the Work is to be performed and Employers Liability insurance with limits of at least:

$500,000 for Bodily Injury – each accident

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$500,000 for Bodily Injury by disease – policy limits

$500,000 for Bodily Injury by disease – each employee

To the fullest extent allowable by Law, the policy must include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees. In states where Workers’ Compensation insurance is a monopolistic state-run system, Motricity shall add Stop Gap Employers Liability with limits not less than $500,000 each accident or disease.

6.4.3.2	Commercial General Liability insurance written on Insurance Services Office (ISO) Form CG 00 01 12 04 or a substitute form providing equivalent coverage, covering liability arising from premises, operations, personal injury, products/completed operations, and liability assumed under an insured contract (including the tort liability of another assumed in a business contract) with limits of at least:

$2,000,000 General Aggregate limit

$1,000,000 each occurrence limit for all bodily injury or property damage incurred in any one (1) occurrence

$1,000,000 each occurrence limit for Personal Injury and Advertising Injury

$2,000,000 Products/Completed Operations Aggregate limit

$1,000,000 each occurrence limit for Products/Completed Operations

$1,000,000 Damage to Premises Rented to You (Fire Legal Liability)

The Commercial General Liability insurance policy must:

6.4.3.2.1	include AT&T, its Affiliates, and their directors, officers, and employees as Additional Insureds. Motricity shall provide a copy of the Additional Insured endorsement to AT&T. The Additional Insured endorsement may either be specific to AT&T or may be “blanket” or “automatic” addressing any person or entity as required by contract. A copy of the Additional Insured endorsement must be provided within 60 days of execution of this Agreement and within 60 days of each Commercial General Liability policy renewal;

6.4.3.2.2	include a waiver of subrogation in favor of AT&T, its Affiliates, and their directors, officers and employees; and

6.4.3.2.3	be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

6.4.3.3	Business Automobile Liability insurance with limits of at least One Million Dollars ($1,000,000) for each accident for bodily injury and property damage, extending to all owned, hired, and non-owned vehicles.

6.4.3.4	Umbrella/Excess Liability insurance with limits of at least One Million Dollars ($1,000,000) for each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T Mobility.

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6.4.3.5	Professional Liability (Errors & Omissions) insurance with limits of at least One Million Dollars ($1,000,000) for each claim or wrongful act.

7.	Term. Section 7.1(a) of the Agreement shall be deleted in its entirety and replaced with the following:

(a)	The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to this Agreement, or except as provided in Section 7.1(b) or (c), shall end on April 22, 2011 (the “Initial Term”). After the Initial Term, this Agreement shall continue until terminated by either Party upon six months notice.

8.	Termination for Convenience. Section 7.3.1 of the “Agreement” shall be deleted in its entirety and replaced with the following:

7.3.1	Agreement. Effective April 22, 2011, AT&T may terminate this Agreement without cause upon six (6) months advance written notice. Termination for convenience does not apply to Motricity.

9.	Section 7.4 “Obligations upon Termination or Transition of Service” is hereby amended to add a new section 7.4.6 as follows:

7.4.6.	Deliver AT&T Property to AT&T with AT&T paying any fees or other costs associated with such delivery and the transfer of any service agreements to AT&T related to the AT&T Property.

10.	Exhibit A - “Services” is hereby amended to incorporate the terms described in Exhibit A-3 Services.

11.	Exhibit C - “Commercial Terms” is hereby amended to incorporate the terms described in Exhibit C-3 Commercial Terms, attached hereto and incorporated herein.

12.	Exhibit G-2 “Service Level Agreement for WEB Services” found within Amendment No. 2 to the Agreement and is hereby amended to incorporate the terms described in Exhibit G-2 Supplement, attached hereto and incorporated herein.

13.	This Agreement is hereby amended to add Exhibit G-3 “Service Level Agreement for ATT.Net Services” attached hereto and incorporated herein.

14.	Exhibit J “Form of Work Order and Purchase Order” is hereby deleted in its entirety and replaced with Exhibit J “Work Order Form” to accommodate the Device Client Services.

15.	The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, Motricity and AT&T have each caused this Third Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Third Amendment Effective Date above.

MOTRICITY, INC.		AT&T SERVICES, INC.
On behalf of its Affiliate AT&T Mobility LLC

By:	/s/ Ryan Wuerch	By:	***
Print Name:	Ryan Wuerch	Print Name:	***
Title:	Chairman & CEO	Title:	President, Supply Chain and Flleet Operations
	6/26/09		7-7-09

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT A-3 – SERVICES

TABLE OF CONTENTS - SUPPLEMENT

Exhibit A – Services is amended to insert the table of contents to reflect updates to Section headers and numbering sequence as of the Third Amendment Effective Date:

A. Services

B. Description of Services.

1. Platform and Services; Legacy Services

(a) Platform and Services

(b) Legacy Services

2. Content

(a) AT&T Sourced Content

(i) Integration with AT&T Sourced Content

(b) Motricity Sourced Content

(i) Modification of Motricity Sourced Content

3. PIM/Email Service

3. Personalized/Customized Content

4. Device Client Services in support of ATT.NET Service

5. Partner Integration Services

6. Web and/or WAP Services

7. Service Requests and Levels of Effort

C. Motricity Supported Devices

1. Current Devices

2. New Devices

a. MEdia Net and Legacy Services

b. ATT.Net Service

3. AT&T Network; Gateways

4. Additional Support

D. Reporting

(a) Usage Reports

(b) Legacy Usage Reports

(c) Legacy Alert Reports

(d) General Services Report

E. Research and Development

F. Research and Development Remedies

G. Securities and Fair Disclosure

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EXHIBIT A-3 – SERVICES

Exhibit A – Services is amended to add the following terms in support of the ATT.Net Service, which is in addition to the Services Motricity is already providing to AT&T under the Agreement.

For the avoidance of doubt, the terms of this Exhibit A-3 controls in the event of any conflict with other provisions of the Agreement, solely as it pertains to the ATT.Net Service.

A.	Motricity Services that support ATT.Net Service.

Motricity will provide AT&T with the Device Client Services, Partner Integration Services, Web/WAP Service, and a System in support of the ATT.Net Service (each of which may be referred to individually as a “Service” or collectively as “Services”) and in conformance with the Specifications and Documentation and the Performance Requirements set forth within the Service Level Agreement.

B.	Description of Services. The following provisions are hereby incorporated into Exhibit A.

5.	Device Client Service

Motricity will provide AT&T with device client development, integration and OEM support as set forth within this Section and pursuant to the Specifications in support of the ATT.Net Service (“Device Client Service(s)”).

5.1	General.

Unless otherwise specified by AT&T, Motricity will support a minimum of twenty-eight (28) launched Devices up to maximum of sixty (60) Devices, within a given calendar year, as follows:

5.1.1	Motricity will support both downloadable clients (“Downloadable Client(s)”) and embedded and integrated clients (“Preloaded Client(s)”).

5.1.2	For Devices that support Downloadable Clients, Preloaded Clients or are mutually agreed upon (e.g., Research In Motion (RIM) Blackberry), Motricity will launch Devices at no cost to AT&T.

5.1.3	For purposes of clarity, Devices requiring re-certification (as part of an OEM maintenance release and where there is no impact to the Device Client) will not be subject any additional fees.

5.1.4	The Parties acknowledge and agree that Motricity’s ability to meet its Device Client Service responsibilities is contingent upon the cooperation of the respective OEMs. Motricity will act in good faith to provide its Device Client Services in order to fulfill its obligations to provide the Managed Service. Provided Motricity is in full compliance with its Device Client Service responsibilities, Motricity will not be held accountable for Device Client Service responsibilities outside of Motricity’s Span of Control.

5.1.5	For any mass migration of existing MEdia Net or Legacy Services to ATT.Net Service, the Parties agree to establish a baseline project schedule to handle any such migration, document the appropriate acceptance criteria and remedies (if any) that would apply to the mass migration.

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5.1.6	Test Environments. Motricity currently provides demo environments for testing. If it is determined that additional environment(s) are required for this, then AT&T will reimburse Motricity for all fees associated with building it and will agree to pay Incremental Hardware and Software fees attributed to hosting this additional test environment as business as usual.

5.2	OEM Support

5.2.1	Motricity shall be responsible for facilitating/maintaining the OEM relationship to allow for the successful downloading, pre-loading and/or embedding of the Device Client.

5.2.2	Motricity shall be responsible for the technical integration of the Device Client.

5.2.3	Motricity shall provide AT&T’s OEM partners with the following:

(i)	the Device Client

(ii)	Detailed documentation and integration tools

(iii)	Integrated test environment hosted by Motricity.

(iv)	Integration support staff

(v)	Device Client license to embed and distribute the Device Client for the ATT.Net Service

5.2.4	Device Client shall support the following:

(i)	application platforms that include, but are not limited to, Java (J2ME), Symbian, Android, Qualcomm Brew and Windows Mobile (“ Application Platforms”); and

(ii)	AT&T OEM partners which includes but is not limited to, LG, Samsung, Nokia, SonyEricsson, Motorola, HTC, and RIM and the related Application Platforms.

5.2.5	Motricity shall support native (embedded) OEM client integration upon request by AT&T to fulfill its obligations in providing the Managed Service to AT&T. AT&T and Motricity will establish Level of Effort under a separate Service Request Form, pursuant to Section 10 of this Exhibit A-3 when OEMs do not comport with AT&T Requirements for standard application programming interfaces and the Parties will determine what, if any additional fees are applicable.

5.3	OEM Support Fees

5.3.1	OEMs selected by AT&T shall not pay to Motricity any fees and/or costs for:

(i)	the Device Client;

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(ii)	the Device Client license to embed and distribute the Device Client; or

(iii)	integration services

5.3.2.	Subject to Section 5.2.5 above, AT&T shall not pay Motricity to support native (embedded) OEM client integrations.

5.4	Device Client Support

5.4.1	The Parties will abide by the mutually agreed-upon Device Client Service and Device Onboarding Plan and the provisions of this Section 5 Device Client Service (hereinafter referred to as “Device Support Obligations”) to be completed no later than thirty (30) days post Commercial Launch.

5.4.2	The Device Support Obligations includes the following:

•	Process for AT&T to provide Motricity notification of devices to be pre-loaded and/or embedded and integrated;

•	Process for Motricity to commence integration services with the Device OEM;

•	Process for Parties project planning;

•	Process for Motricity client porting and integration;

•	Process for AT&T acceptance and defect resolution; and

•	Status Reporting of Devices (e.g. build complete, commercially available, in progress and failures).

5.5	Remedies

5.5.1	Motricity shall track and report to AT&T on a monthly basis all instances where Motricity is unable to meet the Device Client Support Obligations in support of the current month’s technical acceptance Device schedule (for reasons within Motricity’s Span of Control) for each Device (“DCS Failures”).

5.5.2	Remedies. If Motricity is unable to meet its Device Client Services listed in Section 5 above in any three calendar months within any four month period, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Company or to provide Company notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the Parties will use good faith efforts to agree to and execute on a plan for Company to remedy the applicable performance failures and meet the Device Client Services set forth in Section 5. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the Device Client Services will commence. The foregoing remedy shall not be an exclusive remedy and AT&T shall continue to have all rights and remedies available to it at law and in equity.

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5.6	Motricity License Grants – ATT.Net Service.

5.6.1	Motricity grants to AT&T a limited, non-exclusive, non-transferable, non-sublicenseable, worldwide license to use the Service provided hereunder (to include any Software on systems under AT&T’s control or AT&T supplied Device), and solely in connection with AT&T’s operation of the AT&T.Net Service and for the term of such Service and solely in accordance with the applicable instructions or documentation and any end-user license restrictions, if applicable and if provided to AT&T in writing in advance.

5.6.2	AT&T agrees not to modify, disassemble, decompile, reverse engineer, create derivative works of, or make any other attempt to discover or obtain the source code for the Software. In the event any modifications are made to the Software by anyone other than Motricity or its authorized subcontractors, any and all warranties with respect to the Software and associated with such modifications shall immediately terminate.

5.6.3	Unless expressly authorized by the other Party in writing, or unless otherwise specifically provided in this Agreement, neither AT&T norMotricity shall itself, nor shall either authorize or assist any third party to, (a) remove, obscure, or alter any legal notices, including notices of Intellectual Property Rights present on or in the Content or Services provided hereunder or any other materials provided by the other Party.

5.6.4	Motricity grants to AT&T’s OEM partners the Device Client licenses set forth in the Section 5.2 “OEM Support” of this Exhibit A-3.

6.	Partner Integration Services

Motricity will provide AT&T with partner integration services (e.g. integration with Yahoo! Search) as set forth within this Section (“Partner Integration Services”).

6.1	Motricity will support partner integration services, subject to the Level of Effort to be mutually agreed upon by the Parties.

6.2	AT&T and Motricity will establish Level of Effort under a separate Service Request Form, pursuant to Section 10 of this Exhibit A-3.

7.	Web and/or WAP Services

Motricity will provide AT&T with Web and/or WAP services (e.g. updates to new templates, application control, browser updates, etc.) as set forth within this Section (“Web/WAP Services”).

7.1	Motricity will support Web/WAP Services, subject to the Level of Effort to be mutually agreed upon by the Parties.

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7.2	AT&T and Motricity will establish Level of Effort under a separate Service Request Form, pursuant to Section 10 of this Exhibit A-3.

8.	Computer / Set-Top Client Services –Intentionally Omitted

9.	Continual Development and Custom Product – Intentionally Omitted

10.	Service Requests and Level of Effort

Where AT&T requests Motricity to provide new or enhanced Service(s) that requires a determination of work effort to include scope, schedule, resources and pricing (if any) (“Level of Effort”), AT&T will submit such Service Requests as described in the Service Request Process within the Service Agreement .

C.	Services.

Section 1. Current Devices is deleted in its entirety and replaced with the following:

1.	Current Devices. Motricity will make the Services available on Devices. AT&T will provide Motricity a minimum of three Devices and up to four Devices (subject to AT&T approval for each Device type for testing purposes at no charge to Motricity. In order to support Motricity maintaining a suitable testing environment for such Devices, AT&T will allow Motricity reasonable access to AT&T’s wireless network for such testing.

Section 2. New Devices is deleted in its entirety and replaced with the following:

A.	MEdia Net and Legacy Services. For Devices that support MEdia Net or Legacy Services, AT&T may request that the display of the Services made available in WML and XHTML format conform to standards for devices and/or browsers in addition to those set forth above. When this occurs, AT&T shall deliver to Motricity a prototype device that is functional in all material respects, at no charge to Motricity. Upon receipt of a prototype device that is functional in all material respects, and a Change Request from AT&T (as described in Exhibit D), Motricity will use commercially reasonable efforts to provide a written response to Cingular outlining expected turn around time for device profiling and readiness for production support within ten (10) business days of such request. AT&T will provide to Motricity a minimum of four prototype devices that are functional in all material respects for use by Motricity in connection with performing such services. Motricity will then profile the devices in a manner and on a schedule to be mutually agreed upon by the Parties at no additional cost to AT&T.

Such devices shall have WAP browsers that adhere to industry specifications for either WML or XHTML (aka WAP 2.0). In the event that a device does not have a browser that conforms to industry specifications, Motricity and AT&T will work together to determine how best to support the device within thirty (30) business days of Motricity learning that the device does not conform to specifications. In some instances, Motricity will require AT&T to pay for additional work required to support the device service to AT&T’s satisfaction. In such event, Motricity will provide a written quote to AT&T in response to such request within five (5) business days of coming to agreement on Motricity’s course of action to support the device. Upon AT&T’s acceptance of such quote, the Parties may enter into a mutually agreeable Work Order for such services. In order to support Motricity maintaining a suitable testing environment for such devices, AT&T will allow Motricity reasonable access to Cingular’s wireless network for such testing.

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2.	ATT.Net Service. For Devices that support the ATT.Net Service, the Parties will adhere to the Device Client Service process set forth within this Exhibit A-3. AT&T will provide Motricity no less then three and up to four Devices (subject to AT&T approval) for each Device type for testing purposes at no charge to Motricity. In order to support Motricity maintaining a suitable testing environment for such Devices, AT&T will allow Motricity reasonable access to AT&T’s wireless network for such testing.

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B. EXHIBIT C-3 – COMMERCIAL TERMS FOR ATT.NET SERVICE

1.	Non Recurring Expense Fee or NRE Fee***

The non-recurring expense / one-time fee covers the purchase of hardware, installation, integration, project management and testing of Service (“NRE Fees”) and will be paid pursuant to separate Statement of Works, Change Requests or Work Orders.

Motricity shall procure, operate and maintain the hardware in support of the Service; with AT&T maintaining ownership of hardware.

***

2.	ATT.Net Service Fee:

The Service fees cover AT&T’s use of the Service that supports the ATT.Net Service (“ATT.Net Service Fees”). Motricity shall apply the ATT.Net Service Fees based on the total number of ATT.Net Active Users processed by Motricity with a given calendar month. ***

Tier	Description	ATT.Net Service Fee
***	***	***
***	***	***
***	***	***
***	***	***

A. The Parties further agree to the following for the initial year of the ATT.Net Service:

***

3.	Hosting Fees:

The Hosting fees cover the people, space and power needed to host and operate the System (“Hosting Fees”). Motricity shall apply the Hosting Fees based on the total cumulative number of ATT.Net Portal Users being maintained by Motricity with a given calendar month. ***

Tier	Description	Hosting Fee
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

15

A.	For purposes of clarity, in any calendar month where a MEdia Net portal user becomes an AT&T.Net Service Portal User, Motricity will apply the Hosting Fee set forth above.

B.	Further, Motricity will ensure that AT&T is not being double billed on Hosting Fees under the MEdia Net and ATT.Net fee structure. In the event a Subscriber is registered as both a Media Net portal user and an ATT.Net Portal User within a given calendar month, AT&T will be charged the Hosting Fees set forth in the above table.

C.	The Parties further agree to collaborate on a method and process for which Subscriber profiles would be purged from the respective databases for MEdia Net and ATT.Net Service.

D.	*** upon six months’ prior written notice to Motricity, AT&T may elect to host the System and make the AT&T.Net Service (excluding certain Legacy Services as described in Section B.1.b. of Exhibit A) available to Subscribers at AT&T’s expense at one or more facilities maintained by or on behalf of AT&T. AT&T acknowledges that its ability to host the Motricity Software and make the AT&T Net Service available to Users may be subject to AT&T’s ability to obtain sufficient rights in certain third party technology (e.g., any third party software used in connection with the hosting, operation and/or maintenance of the Services), content and applications. In the event that AT&T elects to host the Software, Motricity and AT&T shall enter into a mutually agreed upon license agreement prior to and as a condition of any transition of hosting to AT&T.

4.	Incremental Hardware/Maintenance Fee(s):

Upon the Parties’ determination that additional hardware is required beyond what is included within the NRE Fee above, Motricity shall provide firm quote and if AT&T accepts such firm quote, then AT&T shall pay Motricity pursuant to a separate Work Order (“Incremental Hardware/Maintenance Fees”). For purposes of clarity the Incremental Hardware/Maintenance Fees includes installation and integration of the incremental System components with the overall Service. All incremental hardware shall be supported by a detailed inventory.

5.	Partner Integration Service Fee

The application of Web/WAP Service fees (if any) are as defined in Section 6 of this Exhibit A-3.

6.	Web/WAP Service Fees:

The application of Web/WAP Service fees (if any) are as defined in Section 7 of this Exhibit A-3.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT G-2 – SERVICE LEVEL AGREEMENT – WEB BASED SERVICES SUPPLEMENT

Appendix D of Exhibit G-2 is deleted in its entirety and replaced with the Revised Appendix D – SLA Monitoring Requirements set forth below.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

17

Appendix D – SLA Monitoring Requirements

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

18

A new Exhibit G-3 is hereby added to the Agreement and shall read as follows:

EXHIBIT G-3 – SERVICE LEVEL AGREEMENT – ATT.NET SERVICES

1.	General Information

1.1.	Purpose

The purpose of this SLA is to identify the levels of service that will be maintained by Motricity and to provide this information to operations personnel of both parties responsible for the monitoring and/or support of the Services.

1.2.	Scope

This Service Level Agreement (“SLA”) describes the basic level of service that will be provided by Motricity in its support of the delivery of the Services to AT&T that enables and/or supports the ATT.Net Services. For purposes of clarity reference to Services in this SLA means the ATT.Net Services. This SLA describes the requirements for the following:

a)	support and maintenance of all Motricity and third-party hardware and software for the Services

b)	7x24x365 support and response requirements for support calls;

c)	fixes, patches, and minor enhancements;

d)	new software releases that contain fixes to defects in production feature functionality; and

e)	resources to support acceptance testing, trouble shooting, and system upgrades.

This SLA also defines requirements for response (including email, telephone, remote, and on-site) and resolution timeframes related to Severity 1, Severity 2, and Severity 3 incidents, as well as non-performance financial penalties which will be owed to AT&T for failures to meet certain obligations defined herein.

This SLA also defines expectations relating to:

•	Motricity and AT&T Responsibilities with respect to the Services

•	Service Performance Objectives

•	Incident Management

•	Incident Reporting Process

•	Operational Reports

•	Change Control Management

This SLA should be used as a reference for AT&T’s Network Operations and its contracted affiliates and Motricity in support of the Services. It provides the framework for surveillance, isolation, analysis, and resolution of problems related to the Services.

AT&T acknowledges that Motricity’s provision of its Managed Service (including the availability of the System) may be impacted by the acts and/or omissions outside of Motricity’s “Span of Control” (defined below). To the extent Incidents arise during the Term for reasons outside of Motricity’s Span of Control, Motricity shall not be liable for the Non Performance Compensation set forth within this SLA.

For a complete list of the Services that are subject to this SLA, see the SLA Monitoring Requirements (Appendix D) below.

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1.3.	Out of Scope

The following items are deemed to be outside the scope of this SLA; however, both parties will make a good faith effort to establish the following independently from this SLA. ***

1.4.	Definitions

The terms used in this SLA shall have their normal or common meaning, except that the following Capitalized terms shall have the following meaning for the purpose of this SLA. Additional definitions may be found within the Agreement and related Amendments.

Term	Definition
ATT.Net Application Pages	ATT.Net Application Pages are portal pages within the ATT.Net Portal that render content wholly determined by the business logic of the particular application and are not manageable by CPS Tools.

ATT.Net Gateway	The ATT.Net Gateway is the set of transcoder servers hosted at Motricity that broker requests to and from the internet as well as the ATT.Net Portal and adapt web page content for the Device Client. The ATT.Net Gateway has certain similar capabilities as the AT&T WAP Gateway such as service binding support and redirect capability.

ATT.Net Sub- Category Pages	Each node on the Sub-Category Carousel can be associated with a specific Sub-Category page with feeds and content specific to that Sub-Category, e.g. Browsing to the Entertainment Sub-Category Carousel and then clicking on Movies will take the user to the Movies Sub-Category page.

ATT.Net Portal	The ATT.Net Portal is the set of mobile web / application pages that have the att.net-specific content and applications that have either been defined and/or published by AT&T.

ATT.Net Service	means the next generation wireless internet that will allow AT&T subscribers to easily find, consume and save global web content, to find people, places and things in the local area and to browse and save popular editorial content. Further, the ATT.NET solution will also allow subscribers to have a consistent internet experience via a fully optimized HTML browser that enables interactivity, lower latency for a richer internet experience.

ATT.Net Shortcut Tiles	Shortcuts Tiles are added to a user’s web pane as quick links to content, either hosted on the portal or by a third party site. Shortcuts can be added by the user through personalization, or by the AT&T content team as a default. Shortcuts can contain dynamic content as in the case of the My Teams tile or My Weather tile, but not necessarily. The tiles or quick links are represented as boxes with an icon image and up to two lines of text.

ATT.Net Sub-Category Carousel	Each Category on the Popular pane is associated with a Sub-Category Carousel specific to that category. This is a single multi-part page (similar to the Triptych page), which contains multiple panes: one for each Sub-Category.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

20

Term	Definition
ATT.Net Triptych Page	The ‘homepage’ of the ATT.Net Portal. The homepage is divided into 3 ‘panes’ (hence triptych) which are Web, Popular and Local. The current viewable pane can be changed by moving the navigation to the left or right, but all three are delivered to the device as a single multi-part web page.

Availability	*** Availability percentages shall be expressed to two decimal points with the second decimal place rounded up or down to the nearest one-hundredth of a percentage point.

Business Hours	Monday through Friday, 8:00 AM to 5:00 PM PST

Busy Hour	Means the highest peak of transaction activity.

Capacity	Means the transactions per second and concurrent usage as well as raw disk space of the System (measured in bytes) that is available to support the Service (in whole or in part).

Motricity’s Span of Control	means Motricity’s facilities physical infrastructure (including external power sources), supporting network elements, web-to-the-Motricity network demarcation point, support services, hardware and software associated with the Service that is under Motricity’s control (e.g. functionality that is provided by external vendors or suppliers with whom Motricity has a contractual relationship, including feeds from providers of Motricity Sourced Content). This includes the System and its components for the transmission and control, security of network and data, physical security, software and user data including backup data; all hardware and software used in connection with backing up data; and all Motricity employees and subcontractors participating in the provisioning of the Service. Motricity’s Span of Control does not include the services and systems that are under the control of AT&T or its third party suppliers and service providers, including AT&T’s MMS Center and all other elements of the AT&T network nor does it include functionality or feeds from providers of content not under a contractual relationship with Motricity.

Commercial Launch	is defined as the date where the ATT.Net Service is to be made available to Subscribers for commercial use and is currently estimated to be on or around July 20, 2009.

Device	means the AT&T designated mobile device(s) that are certified or will be certified for use on the AT&T network in support of the AT&T commercial service offering (e.g.,ATT.Net Service, MEdia Net Service, etc.)

Device Client	Means the Software that conforms to a specific Device or set of Devices.

Down Time	***

Emergency Maintenance	Maintenance required outside the agreed-upon Scheduled Maintenance or necessary within Scheduled Maintenance but not scheduled in advance pursuant to Section 6.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Term	Definition
Incident	Any problem with the Service for which AT&T Mobility requests support in conformance with this SLA. Any impact, regardless of how minor, to AT&T Mobility subscriber s will be considered as an outage/incident and Incident Management Process will be initiated.

Incident Management Process	This facilitates incident management through the notification and escalation processes. This process alerts designated AT&T Mobility departments to Service-affecting incidents and provides a method by which succeeding levels of technical expertise and related management are engaged in restoration activities.

Latency	The time that elapses between an event and the response to that event.

Operational	The Service or any component thereof is (i) functional and available to its intended subscriber in full accordance with its documentation and all applicable specifications, and (ii) not experiencing any subscriber -impacting errors, Defects or service-limiting issues outside of those that are noted in release notes for the production version which may be resolved in subsequent releases as mutually-agreed upon by AT&T and Motricity.

Resolution	The permanent correction of the error, Defect or condition giving rise to the Incident/outage or a mutually agreed upon work-around.

Root Cause Analysis	The process of identifying the core events that resulted in failure to meet performance requirements.

Scheduled Down Time	***

Scheduled Maintenance	***

Service Impact Report (“SIR”)	The severity level assigned to an Incident based on the Incident classifications defined in section 4.1.3 below. SIR reflects the degree of Subscriber impact resulting from an incident, with an SIR 1 having the greatest impact and a SIR 3 having the least.

Subscriber	means a unique AT&T end user of the ATT.Net Service, MEdia Net Service or Legacy Services as authenticated by Motricity and depending upon the context.

System	Means the AT&T Property and any or all platforms, databases, software, Product and API(s), provided by, or on behalf of, Motricity that supports the ATT.Net Service.

Technical Bridge	A teleconference that brings together appropriate technical people and their immediate supervisors and managers to focus on isolating and resolving an Incident.

Technical Control Bridge	A teleconference used by higher-level managers or executives who need to understand what has occurred, the progress made toward Incident Resolution and whether or not additional resources are needed to resolve the Incident.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Term	Definition
Third Party Site(s)	Means a website(s) that is(are) external to AT&T or Motricity and interacts with the Service such as Facebook, MySpace, etc.

Total Time	The total number of minutes in a given calendar month.

Total Monthly Fees	***

TPS	Transactions Per Second

Trouble Ticket	A numbered record that documents a significant event or Incident. The tracking document for an Incident or Scheduled Maintenance.

2.	Responsibilities and Services

This Section 2 describes Motricity’s support responsibilities with respect to the Services and the corresponding responsibilities of AT&T.

2.1.	Motricity Responsibilities

Motricity will provide day-to-day service operations, maintenance and administration in support of the Services that are within Motricity’s Span of Control, as described below.

It is the intention of Motricity to expeditiously remedy incidents that have been identified either internally by Motricity or AT&T. Corrective action by Motricity assumes that the incident is within its Span of Control and AT&T has provided all relevant information, if available, to Motricity. See the section entitled Mandatory Information for Incident Reporting for required reporting information.

Motricity will pursue the resolution of an incident with outside vendors provided Motricity has a contractual arrangement with the vendor. During the resolution period, Motricity will issue updates to AT&T pursuant to the severity of the incident, as described later in this SLA.

Any third party content provider contracted directly by AT&T is not a party to this agreement. Any loss of content from such providers is outside of Motricity’s Span of Control.

2.2.	Motricity Carrier Care

The Motricity Carrier Care Support Services team is an interface between AT&T’s Level 2 Support Group (AT&T’s non-customer facing group) and Motricity for support of services provided by Motricity. This arrangement provides AT&T with access to a single point of contact for reporting incidents, receiving updates and escalation. Table 1 provides the Motricity Carrier Care hours of operation and contact information. A complete list of all contacts is also shown in Appendix A. These contacts are to be contacted per the escalation procedures outlined in Section 4.1.5.

Hours of Operation	24 hours a day, 7 days a week and 365 days a year (7/24/365)

Contact Phone Number	***

Email Address	***

Table 1, Motricity Carrier Care Contact Information

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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2.2.1.	Motricity Support Services

The following list identifies services that are offered by Motricity Support Services to AT&T:

•	Telephone and email support for incident resolution

•	Advisory Bulletins

•	Notification of planned maintenance activities

•

Post Mortem Reports for Severity 1 (SEV1) and recurring incidents classified as Severity 2 (Sev2) including a Root Cause Analysis (RCA) upon request. Initial Reports are delivered within 24 hours of resolution with a complete Post Mortem report within three (3) business days.

2.3.	AT&T Responsibilities

AT&T will provide support for Incident Management as detailed in Section 4.

3.	Service Performance Objectives

3.1	Service Availability

Service Availability (SA) is defined as the amount of time the service is up excluding planned Maintenance and AT&T caused outages, computed as:

***

The above calculations allow a weighting for partial outages and degraded service, such that only the fraction of Users denied service contributes to negative Service Availability.

3.1.1	Service Availability Target

Effective as of Commercial Launch, Availability will start at *** Motricity shall provide an overall System service availability of *** for all Services listed in the SLA Monitoring Requirements (Appendix D) below, measured at no less than the frequency shown in Appendix D and reported at monthly intervals as described in Section 6.2 below. This measurement excludes downtimes caused by AT&T and service interruptions due to planned maintenance approved in advance by AT&T.

3.2	Service Latency

User requests for Services shall be fulfilled in accordance with Table 2 below for each calendar month. This includes delivery of all bytes of the response (content plus protocol overhead) that Motricity controls (i.e. service requests and subsequent requests for which the browser’s URL target is hosted by Motricity).

Motricity will achieve the latency targets set forth in Table 2 below/. The parties agree to review actual performance results compared to latency targets on or before September 30, 2009 to determine whether or not new targets are required.

Prior to the end of the first period, parties will agree to either amend the existing latency targets, or agree to keep them as is.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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In addition to the monthly SLA reports, Motricity will provide an analysis of capacity and performance, system dimensioning (including maximum, sustainable, peak transactions per second, per hour, peak sessions per hour,) and actual traffic information (including average and peak latency, average http transaction payload, etc.) for the Services (by Service type) as input into any and all performance reviews.

Thereafter, latency shall be reviewed from time-to-time during the Term and to assess whether the latency targets need to be adjusted due to increased volumes, or new functionality that elongates the transaction time. Unless otherwise mutually agreed, these are the targets for penalties as set forth in Section 8.3.

***

Table 2, Latency Target Ramp

These requirements are specific to the portion of end to end Latency incurred within Motricity’s Span of Control and will be measured from the network equipment at Motricity that first receives and processes a Service request from the AT&T network and transmits a response back. The design of latency monitoring infrastructure will ensure appropriate components of the request and response are adequately measured. The implementation of latency monitoring infrastructure will include the deployment of a separate and specific server(s) for the purpose of monitoring and fault management. The latency introduced by the GPRS network, the WAP Gateway and other elements of the AT&T Network are excluded from the latency measurements described above.

3.3 Intentionally Omitted

3.4 ***

3.5 Third-Party Content Providers

Motricity will be responsible for the performance, service availability and service latency of all providers of Motricity Sourced Content with whom Motricity has a contract. Where such content provider contracts exist, Motricity will perform appropriate alarming, monitoring and fault management to ensure that performance of these providers fully supports the service objectives defined in this SLA. Motricity will also identify those content providers to AT&T and provide notification of changes to such contractual relationships no less than 30 days in advance of such changes becoming effective.

Expectations for processing of third party content feeds as set forth in Appendix D are as follows: For streaming content (sports scores and stock quotes), all received content must be processed and published a maximum of *** For all other content feeds that are updated at least once a day, content must be processed and published within a maximum *** For all other content feeds (those updated less frequently than once per day), the content must be processed and published as soon as possible, and will at all times display content for the current day.

Motricity will also provide monthly reporting of service interruptions, availability measures and other data for contracted providers of Motricity Sourced Content in accordance with Section 6.

In addition, Motricity will be responsible for all degradations and service impacting issues affecting the Services that are caused by providers of Motricity Sourced Content from a Motricity SLA performance perspective.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.	Incident Management

4.1.	Incident Resolution Responsibilities

Incident resolution requires teamwork between Motricity and AT&T. A key element in this teamwork approach is AT&T’s understanding of the User service(s) offered by Motricity.

All AT&T identified incidents concerning failures of the Services that cannot be solved by AT&T representatives will be reported to Motricity Carrier Care Support Services, pursuant to the Reporting Process procedures outlined below. AT&T will assign a Severity Level per Table 4. If Motricity disagrees with the Severity assignment, both parties will negotiate in good faith after the resolution of the incident but all restoration will proceed based upon AT&T’s initial Severity assignment.

Any reported incident that is caused by a failure that is outside Motricity’s Span of Control and not directly related to its delivery of a subscriber service will be returned to AT&T with an appropriate explanation. Should Motricity determine that an incident being worked by Motricity Carrier Care Support Services is within AT&T’s control, the incident will be closed and returned to AT&T for proper resolution.

4.1.1.	AT&T Contact Information

In order for Motricity Carrier Care to effectively resolve Incidents, it is necessary for Motricity to have an accurate list of AT&T’s designated key personnel. This information will be exchanged between the two parties and updated as changes warrant. Appendix A shows the type of contact information required, showing the current contacts at the Third Amendment Effective Date. This data will be maintained and updated by the two parties outside of this SLA.

AT&T	Hours of Operation	Role	Phone/Email
Mobility National Operations Center (MNOC)	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

Table 3, AT&T Contact Information

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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4.1.2.	AT&T Responsibilities

The following section identifies the responsibilities of AT&T as it relates to this SLA.

4.1.2.1.	General Responsibilities

•	Acts as the primary and direct contact with the User.

•	Answers simple questions and resolves minor issues such as resetting passwords or creating new User accounts.

4.1.2.2.	Incident Responsibilities

•

Creates a trouble ticket that clearly states the problem after gathering all pertinent information about the incident including name, User number, password and any other additional information that is important to resolution of the incident.

•	Records any subsequent conversation with the User relative to the incident in the same trouble ticket.

•	“Owns” the resolution of an incident by coordinating its resolution within AT&T operational and technical environment and with Motricity or its designees.

•	Resolves the incident with the User or determines that the capability is outside the scope of current functionality.

•	Explains the resolution of the incident to a technical peer or is capable of targeting the root technical problem for resolution.

•	Describes the incident in technical terms to an engineer or developer who is responsible for resolution of the incident.

•

Explains the resolution of particular escalated trouble tickets to AT&T’s internal staff members when such an explanation may have the potential for reducing the volume and categories of escalated trouble tickets.

4.1.2.3.	Service Responsibilities

•	Uses and understands all Motricity service features that are available to the User.

4.1.2.4.	Technical Responsibilities

•	Understands and is knowledgeable about problems that may arise during service usage.

•	Understands and is knowledgeable with respect to functionality of supported handset models.

•	Understands and is knowledgeable with email notification systems, the Internet and the World Wide Web.

•

Understands and is knowledgeable with its network operations and is capable of discerning whether an incident is internal to its internal operations before identifying the incident as a trouble ticket for Motricity.

4.1.3.	Incident Handling and Updates

The Motricity Carrier Care Support Services group of Motricity will coordinate incident isolation, testing and repair work within Motricity and all contracted third party systems that are within Motricity’s Span of Control. During the incident isolation and troubleshooting process, Motricity Carrier Care Support Services will communicate incident resolution progress with AT&T based upon the times specified in Table 4. Additionally,

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Motricity Carrier Care Support Services will proactively inform AT&T when an issue or condition arises that may cause potential system anomalies and be a potential source for the creation trouble tickets.

Motricity Incident Level	Description	Update Method	Update Objectives
Severity 1 (Sev1) AT&T SIR1

Severity 1 problems are conditions that render the service inoperative and the inability to use the service has a critical effect on operations. The condition is generally characterized by complete system failure and requires immediate restoration. Examples of this incident level being attained include:

•   A complete outage of critical service(s)

•   Loss of service or functionality feature that affects *** or more of subscribers

•   A recurring anomaly impacting critical service(s).

•   Inability to provision a service.

•   Device Client functionality is inoperative; inability to use has a critical impact on Subscriber.

		Email and phone	First response within *** First Update within *** Subsequent updates ***, or upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Severity 2 (Sev2) AT&T SIR2

Severity 2 problems are conditions under which the service is partially inoperative, but is still usable. The inoperative portion of the service restricts operations but has a less critical effect than a Severity 1 condition. Examples of this incident level being attained include:

•   Loss of service and/or functionality that affects *** of the subscribers.

•   Loss of the ability to utilize some aspect of product features or functionality.

•   Device Client is partially inoperative and is considered as severely restrictive by Subscriber.

	Email or phone	First response within *** First update within *** Subsequent updates every *** or upon change in status. Motricity will update AT&T with the information outlined in Appendix C.

Severity 3 (Sev3) AT&T SIR3

Severity 3 problems are generally non-service affecting conditions under which the service is usable and either has no material affect on operations or has very limited affect on operations. The condition is not critical to overall operations, and does not severely restrict such operations. Examples of this incident level being attained include:

•   A minor degradation of the service that affects *** of the subscribers.

•   Non-service impacting intermittent system faults.

•   Loss of resources / capacity / traffic measurement function.

•   Loss of reporting functionality.

•   Invalid measurement data.

	Email	First response within *** First update within *** Subsequent updates *** as agreed between the two parties. Motricity will update AT&T with the information outlined in Appendix C.

Table 4, Incident Handling Notification Timetable

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission

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4.1.4.	Technical Bridge and Executive Bridge

During the resolution of a service affecting incident, AT&T may establish a Technical Bridge and/or an Executive Bridge for any Incident. Motricity shall join the Technical Bridge upon *** from AT&T for Severity 1 issues as noted in Table 5 below. These bridges are used for NOC-to-NOC communication, troubleshooting, triage and escalation. Unless otherwise notified by AT&T, a Technical Bridge or Executive Bridge will be established as follows:

Action	Sev 1	Sev 2	Sev 3
Technical Bridge	*** when reasonably possible)	***(or sooner upon request from AT&T)	***(or sooner upon request from AT&T)

Executive Bridge	***	***	N/A

Table 5, Timelines for Technical and Executive Bridges

4.1.5.	Escalation Procedures

4.1.5.1.	Motricity Internal Escalation

Escalation procedures are in place at Motricity to manage the resolution of incidents when they occur. If a Severity 1 (Sev1) incident is not resolved within *** Motricity was made aware of the problem, the incident will be escalated within Motricity to the dedicated Manager of Service Operations, who will drive escalation and resolution of the incident within Motricity’s Operations and Engineering groups, and ensure that AT&T is kept updated with the incident resolution process. The appropriate Business Development person will also be informed of the occurrence and status of any Sev1 incident.

If the Sev1 incident has not been resolved by the Motricity & AT&T NOC teams within ***, the Director of Commercial Operations will become directly involved with driving the incident to resolution and communicating with the appropriate AT&T personnel. The status of the incident will also be communicated to senior management within Motricity.

4.1.5.2.	AT&T Escalation to Motricity

In the event that Motricity does not respond to AT&T within the times shown in Table 4, AT&T can request that the incident be escalated to the next level, based on the contact information shared between the two companies (see Appendix A for a list of names that are current as of time of the Effective Date). All escalation requests must be initiated through the 7x24 contact information provided in Table 1, and not to the individual directly. Only in the event that the 7x24 representative does not escalate within *** of AT&T’s request, should the appropriate Motricity individual be contacted directly. AT&T must verify that escalation has not taken place prior to calling any Motricity employee directly.

For the purposes of clarification, Table 6 provides escalation timelines for Severity 1 and 2 incidents, based on time after the incident was reported. Severity 3 incidents seldom require escalation but in the event that AT&T believes that Motricity is not addressing the incident in a timely manner, the parties can mutually agree to elevate the priority of the incident, and treat it as a Severity 2 incident.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Escalation Level	Escalation Contact	Severity 1	Severity 2
Level 1	Carrier Specialist	***	***

Level 2	Manager – Service Operations	***	***

Level 3	Director – Commercial Operations	***	***

Table 6, Escalation Timetable

4.1.5.3.	Additional Escalation Information

Motricity and AT&T will ensure that any additional processes that are required to ensure the smooth escalation of incidents within each organization are clearly communicated to one another in writing, so that the escalation processes within each organization and between the two organizations are clearly understood by both parties.

Motricity and AT&T will exchange the names and contact information of the personnel who need to be kept informed of progress during the escalation process in Appendix A. Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this SLA.

4.2.	Mobile Web Handsets for Incident and Problem Management

In order for Motricity to provide the most effective level of support, AT&T agrees to provide Motricity with two (2) testing units for each device type (touch, and non-touch) specifically for supporting Incident and Problem Management. Each such device shall be appropriately provisioned and have a valid account and password as to properly access the AT&T network. Each such unit shall be the GA (general availability) version of the handset and should be supplied to Motricity no less than 30 days prior to launch.

5.	Incident Reporting Process

5.1.	Communicating Incidents

AT&T will communicate incidents to Motricity in the following manner:

•	Phone call to Motricity SOC or sends a trouble ticket to Motricity via email using the email address of ***

•	Motricity sets the initial classification of their internal trouble ticket according to the AT&T notification (see “Mandatory Information” below), unless otherwise agreed between Motricity and AT&T.

•	Motricity will generate a single response for each trouble ticket that is received from AT&T, to confirm receipt of the incident report.

5.1.1.	Mandatory Information for Incident Reporting

For each AT&T originated incident, AT&T will make every effort to provide as much information to Motricity that will facilitate timely problem determination and resolution. Upon notification of the incidents, the required information will be verified. When Motricity has received sufficient information, Motricity will begin resolving the incident and provide feedback to AT&T as described above in Section 5.1 Communicating Incidents.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T will use best efforts to provide Motricity the following information via email for all reported incidents as required:

•	Reference number assigned by AT&T.

•	Motricity Service being used.

•	System Identity number (usually phone number).

•	Time and date of the transaction in question.

•	Description of the incident.

•	Severity of the incident or problem.

•	List of specific steps to reproduce the problem if possible

•	List of those actions taken by AT&T to verify the problem and that AT&T has attempted to resolve the incident.

•	Other comments to provide additional information as needed.

•	All communications that include references to time should be expressed using a 24-hour clock format and should always utilize and reference PST as the standard time zone.

6.	Motricity Reports

6.1.	Post Mortem Reports

The purpose of the Post-Mortem Report is to outline the known information regarding the incident and possible root causes and to summarize the incident resolution timeline. If known, it will also identify corrective actions to prevent its reoccurrence. Motricity will create a Post-Mortem Report and provide such report to AT&T per Section 2.2.1.

6.2.	Service Level Reporting

Each month, Motricity will provide AT&T with a “Monthly Service Level Report” indicating the service performance for the Services for the previous month (see SLA Monitoring Requirements (Appendix D) below for detailed list of Services associated with this SLA). This report will contain performance reporting for the service performance objectives listed in Appendix D and a summary of the weekly incident response reports described in Section 6.3 for such month.

Motricity shall supply the Monthly Service Level Report no later than the tenth business day of the month following the immediately preceding month. It is agreed that Motricity will work towards publishing the Monthly Service Level Report on the sixth business day starting 6 months from the initial launch of Services.

The Monthly Service Level Report shall include, among other things, the following information related to service availability for the Services listed in Appendix D:

•	Total minutes in the current month

•	Total available minutes for the reported month for each Service

•	Calculated Service Availability, presented as a percentage for each Service

•	Target Service Level Availability for each Service

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•	Variance from Target Service Level for each Service

•	Overall Service Level Availability for the Services

The Monthly Service Level Report shall include, among other things, the following information related to latency for the Services listed in Appendix D:

***

The Monthly Service Level Report shall also include, among other things, the following information for the Services listed in Appendix D:

•	Appropriate performance metrics related to processing of 3rd party content feeds

•	Overall Service Level Availability for Motricity contracted Third Party Content Providers

•	Detailed log of all service impacting incidents for the month

6.3.	Open Issues List Reporting

Motricity shall provide a weekly Open Issues Report, to be reviewed jointly with AT&T during the weekly Operations Call. Both parties agree to periodically review the appropriateness of the frequency of the Open Issues Report and Operations Call. This report shall include the following information:

•	Outage report including;

•	Ticket Number

•	Start time

•	End time

•	Resolution

•	Severity level

•	Impact

•	Number of Reported Issues and brief summary of the issues

•	Date that each Reported Issue was opened

•	Current Reported Issue status, and if resolved, the date of the resolution.

•	Total number and description of unresolved issues.

7.	Change Control Management (CCM)

7.1.	Planned Maintenance by Motricity

Motricity will ensure that any planned maintenance events under its Span of Control will be executed in a well-coordinated manner. Proper execution includes notification to AT&T by Motricity Carrier Care Support Services.

7.1.1.	Service Interruptions and Advanced Notification Requirements

Motricity will provide AT&T with *** advance notice (via email) of all planned maintenance activities resulting or potentially resulting in service interruptions that will have a direct impact on the Services unless otherwise mutually agreed by the parties. Motricity may assume that AT&T accepts the scheduled maintenance unless Motricity is advised via email within *** prior to the time of the planned event.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Unless otherwise arranged, Motricity will perform planned service interruptions from *** (the “AT&T Maintenance Window”) or as otherwise communicated between the two parties. Notwithstanding the foregoing, upon AT&T’s sole discretion, the AT&T Maintenance Window may be extended to allow for maintenance, testing and/or validation of the Services that falls outside of the AT&T Maintenance Window

***

Please Note: *** Any Motricity unplanned system downtime resulting from a AT&T maintenance activity or otherwise required on account of AT&T’s action(s) or inaction(s), will not be counted against the Motricity SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the AT&T maintenance activities or otherwise required on account of AT&T’s action(s) or inaction(s).

7.1.2.	Communications Related to Planned Maintenance

Motricity notification of planned maintenance will be communicated to AT&T through use of the Maintenance Request Worksheet shown in Appendix B. Motricity will provide official notification to AT&T of the start and end of a planned maintenance activity via email to the contacts identified in Section 4.1.1. During all planned maintenance activities, AT&T will establish a technical bridge for real time communication of status and progress, and Motricity will participate in that technical bridge unless otherwise agreed by both parties.

7.1.3.	Canceling Planned Service Interruptions

In the event of an AT&T emergency, AT&T may cancel the planned service interruption. Cancellation by AT&T may occur only if AT&T notifies Motricity within one (1) business day of the scheduled start time of the maintenance window. Any notification of cancellation must come directly from either an Operations Manager or AT&T Team Leader via voice notification by calling 866-459-4636 (425-638-8700 for local or International calls), with a follow-up email that should be sent to:

***

7.1.4.	Restrictions Associated with AT&T’s Cancellation

In the event that AT&T cancels a maintenance activity planned by Motricity, as defined in Section 7.1.1 above, and the parties are unable to mutually agree on an alternative schedule, Motricity will not be held to the SLA service measures from the time the requested maintenance activity was scheduled through the end of that month. The outage and/or service degradation must be directly attributable to the postponed maintenance activities.

If an alternative schedule is agreed upon, but a failure occurs between the originally approved maintenance window and the rescheduled maintenance window, Motricity will not be held to the SLA services measures for that related outage and/or degradation.

7.1.5.	Planned Service Interruptions by AT&T

AT&T will provide Motricity with advance notice (via email to *** of all planned maintenance activities requiring support from Motricity. AT&T will make every effort to provide five (5) business days advance notice and will provide at a minimum two (2) business days advance notice of such activities. Such planned activities will exclude changes to Motricity software and/or configurations as these would require additional notice.

7.1.6.	Unplanned Service Interruptions by AT&T

AT&T will notify Motricity of any unplanned service interruptions via email to Motricity Carrier Care (*** as quickly as is reasonably possible for AT&T.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Motricity will make all reasonable efforts to support AT&T in resolving the issue. Motricity may charge its standard professional services fees for such efforts.

7.1.7.	Splash Page During Maintenance

The parties will cooperate to display a “splash page” during any planned or emergency maintenance that would otherwise result in a TCP timeout from a WAP Gateway and other mutually agreed required maintenance activities requiring customer requests to be blocked whenever reasonably technically feasible. Such a page will be presented to users of both the wired and wireless web access points, to inform them of temporary unavailability of the Services. Service of the splash page does not constitute availability, but is categorized as either planned or unscheduled service interruption (in accordance with Section 7.1). AT&T will provide the static WML/xHTML content to be displayed in the “splash page”.

7.2.	Capacity Planning Forecasts

To ensure the highest level of service, Motricity requires AT&T at least twice per year to provide a forecast estimating the growth of their customer base (3, 6, 9 and 12 months into the future) and likely service usage. This will allow Motricity to plan the required resources to support the services for AT&T’s customers. If AT&T becomes aware of any material changes that would impact any forecast previously provided to Motricity (e.g., if AT&T has a special promotion plan in which a high number of new customers are anticipated), Motricity must be given 30 days advance notice of any change in the forecast to prepare for such additional capacity. If AT&T fails to provide Motricity with such notice, Motricity will not be held responsible for any failures to the performance objectives that could have been avoided had Motricity received such notice. A forecast provided pursuant to this section is only a forecast and is not a commitment on behalf of AT&T for the forecasted amount.

8.	Financial Consequences of Non-Performance

8.1.	Financial Consequences for Failure to Meet Service Objectives

The following sections define financial penalties for non-performance related to service objectives within the Motricity Span of Control.

These non-performance penalties set forth in this Section 8 will apply commencing on the date of commercial launch of the Services, unless the parties agree in writing to delay the application of non-performance of penalties for a particular Service or Services. The total financial penalties owed to AT&T under the Agreement will be subject to the SLA penalty cap set forth in Table 7 below. For purposes of clarity the SLA penalty cap under this Exhibit G-2 is in addition to any other SLA exhibit.

***

Table 7, Penalty Cap Phase-In Schedule

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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For the purposes of the SLA, Motricity “Total Revenue” shall be calculated as follows: *** For further detail regarding the non-performance penalties described below, reference SLA Penalty Calculation Model (Appendix E) below. SLA Penalty Cap means the percentage of Total Revenue for the month.

For any month for which there is an Availability and a Latency penalty due for the same period of time, Motricity shall be required to pay only the Availability penalty and the Latency penalty shall be waived when mutually agreed that there was a common or related cause.

Motricity will deduct penalties for non-performance from the subsequent month’s invoice to AT&T for the Services.

8.2.	Service Availability

(a)	Service availability targets apply to Services provided to AT&T as described in the SLA Monitoring Requirements (Appendix D) below and will be reported as required in Section 6 above.

***

Table 8, Service Availability Penalty Calculation

(b)	Subject to Section 8.1, Motricity agrees to pay to AT&T service availability failure fees computed on a monthly basis, as a calculation of (i) plus (ii):

***

Motricity will utilize the most recent and relevant historical user data available for the purpose of determining the percentage of users impacted during periods of unavailability.

8.3.	Service Latency

Service latency targets apply to Services provided to AT&T as described in Appendix D and will be reported as required in Section 6 above. Notwithstanding the foregoing, non-performance penalties will apply solely to the following portions of the Services as further described in Appendix D:

***

Table 9, Latency Penalty Calculation

Subject to Section 8.1, Motricity agrees to pay to AT&T excessive latency fees based on performance according to Table 9 above for each month of the SLA reporting period. In the event the monthly latency measurement for a particular Service Area listed in Table 2 above ***

8.4	***

8.5	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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9.	Right to Terminate

(a)	Right to Terminate for Failure to Meet Monthly Service Availability Requirement.

In the event that the monthly service availability target described in Section 3.1 is not met for the Service Areas listed in Section 8.2 above in any three calendar months within any four month period during the Term, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service availability target set forth in Section 3.1. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

(b)	Right to Terminate for Failure to Meet Latency Requirement.

In the event that the latency requirement described in Section 3.2 is not met for the Service Areas listed in Section 8.3 above in any three calendar months within any four month period, then, at the end of any such third failed month, AT&T shall have the right, in its sole discretion, to terminate the Agreement for cause upon thirty (30) days prior written notice to Motricity or to provide Motricity notice of AT&T’s intent to develop a “Get Well Plan.” In the event that AT&T delivers a “Get Well Plan” notice, the parties will use good faith efforts to agree to and execute on a plan for Motricity to remedy the applicable performance failures and meet the service latency target set forth in Section 3.2. Upon implementation of any such mutually agreed plan, a new four month measurement period to determine compliance with the service availability requirement will commence.

Appendix A – Contact & Escalation List

Both parties are responsible for ensuring that the contact information is updated and exchanged when circumstances warrant. This information will not be updated and kept current as part of this SLA, but will need to be maintained separately by the two parties outside of this SLA.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Motricity Customer Care Contact Information

Primary Contact (Single Point of Contact) 24 X 7
Contact Name	Service Operations Center (SOC) / Carrier Care
Title	N/A
Phone	***
Email	***

Level 1 Escalation
Contact Name	***
Title	Manager, Service Operations
Phone	***
Email	***

Level 2 Escalation
Contact Name	***
Title	Director, Commercial Operations
Phone	***
Email	***

Level 3 Escalation
Contact Name	***
Title	Sr. Director - Systems & Network Operations
Phone	***
Email	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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AT&T Contact Information

AT&T	Hours of Operation	Role	Phone/Email
Mobility National Operations Center	24 x 7 x 365	Incident Management and Emergency Maintenance	***

MMS External Partner Ops	8:00 am – 5:00 pm PT Monday – Friday	Incident Root Cause Analysis, Change Management, Performance Reports and Tier 2 Support	***

Change Management	8:00 am – 5:00 pm PT Monday – Friday	Maintenance Notification – all maintenance	***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix B – Maintenance Request Worksheet

This Maintenance Request Worksheet is be sent to: *** and ***

1)	Title of Maintenance

2)	Brief Description of Maintenance

•	Scope and full description

•	AT&T service

3)	Maintenance Start Date & Time

4)	Maintenance End Date & Time

5)	AT&T Service Impact

•	Impact to AT&T internal & external customers

•	Explanation of Information Service unavailability

6)	Information Service Impact Assessment (within the scheduled window)

•	Duration in minutes

•	Estimated start/end time of AT&T service impact

7)	Risk Assessment

8)	Partner Maintenance Request Number

9)	Point of Contact

•	Name, telephone numbers

10)	Maintenance Install Team

11)	Update Schedule

•	Cancellation of Maintenance – as soon as possible

•	Start of Maintenance Window

•	Notify when Down Time begins

•	Notify when Information Service is restored (Down Time ends)

•	Notify of Problem

•	Maintenance runs outside window

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commisson.

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Appendix C – Incident Notification

Incident Notification or Trouble Ticket (send to: ***

1)	Title of Incident

2)	Brief Description of Incident

•	Should include scope (AT&T service impacted)

3)	Start Date and Time

4)	Information Service Resolution Date and Time

5)	Duration of Outage

•	Provided at time of restoration

6)	AT&T Information Service Impact

•	Impact to AT&T End Customer

7)	Partner Ticket Number

8)	Partner Severity Level

•	Based on quantified Information Service impact

9)	Technical Action Take to Correct Incident

•	Steps taken to restore Information Service

10)	Initial Root Cause

•	Suspect root cause (brief)

•	Formal RCA for SIR 1 or chronic issues of lower severity

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix D – SLA Monitoring Requirements

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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Appendix E – ATT.Net SLA Calculation Model

***

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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EXHIBIT J

WORK ORDER

Work Order No.

to Second Amended and Restated Wireless Services Agreement #00014249

Motricity, Inc. (“Motricity”) will perform the Work identified below for AT&T Mobility LLC (“AT&T”), under the terms and conditions of that certain Second Amended and Restated Wireless Services Agreement #00014249, dated July 22, 2005 between Motricity and AT&T (as amended, the “Agreement”). In consideration of Work below, AT&T will pay to Motricity the amount(s) set forth below, upon Acceptance, pursuant to Section 5 of the Agreement.

Work Request Name/Numbers	Estimated Completion Date
Work Request No. and/or See attached Work Request Form(s) or Device On-boarding Plan.	Motricity will use commercially reasonable efforts to complete the Work by ___________. Any changes to this date will be mutually agreed upon in writing.

Amount	Due Date
$	Forty-five (45) days from receipt of valid invoice.

This Work Order is made under and incorporates the terms and conditions of the Agreement. The terms and conditions set forth in this Work Order are in addition to and not in substitution of any terms or conditions set forth in the Agreement. Except as specifically modified by this Work Order, the terms and conditions of the Agreement remain in full force and effect.

Motricity, Inc.	AT&T Mobility LLC

Authorized Signature	Authorized Signature

Printed Name and Title	Printed Name and Title

Date	Date

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